                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    INTEGRATED SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common Stock, no par value
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         28,878,340 (1)
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         $31.50 (2)
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $909,667,710 (2)
         -----------------------------------------------------------------------
     (5) Total fee paid:
         $181,934
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         $204,960
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         Form S-4, File No. 91545
         -----------------------------------------------------------------------
     (3) Filing Party:
         Wind River Systems, Inc.
         -----------------------------------------------------------------------
     (4) Date Filed:
         November 23, 1999
         -----------------------------------------------------------------------

(1) The maximum aggregate number of shares of Integrated Systems common stock that would be outstanding before the merger of Integrated Systems with a wholly-owned subsidiary of Wind River Systems, Inc., assuming the exercise of all outstanding Integrated Systems options (whether or not currently exercisable).

(2) Calculated based on the average of the high and low sale price of Integrated Systems common stock on the Nasdaq National Market on January 12, 2000.

[WIND RIVER LOGO]

                                                       [INTEGRATED SYSTEMS LOGO]

                        SPECIAL MEETINGS OF STOCKHOLDERS
                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

    The boards of directors of Wind River Systems, Inc. and Integrated Systems, Inc. have unanimously approved a merger combining Wind River and Integrated Systems.

    If the merger is completed, holders of Integrated Systems common stock will receive 0.92 of a share of Wind River common stock for each share of Integrated Systems common stock they own. This is a fixed exchange ratio that will not be adjusted for changes in the stock price of either company before the merger is completed. The Wind River common stock is listed on the Nasdaq National Market under the symbol "WIND."

    Stockholders of Wind River will be asked, at Wind River's special meeting of stockholders, to approve the issuance of shares of Wind River common stock to the shareholders of Integrated Systems in the merger, and to approve an amendment to the Wind River 1998 Equity Incentive Plan to increase the number of shares of Wind River common stock reserved for option grants under the 1998 Equity Incentive Plan by 2,600,000 shares. Shareholders of Integrated Systems will be asked, at Integrated Systems' special meeting of shareholders, to approve the principal terms of the merger.

    The dates, times and places of the special meetings are as follows:

For Wind River stockholders:                      For Integrated Systems shareholders:
February 15, 2000                                 February 15, 2000
11:00 a.m., local time                            9:00 a.m., local time
Wind River Systems, Inc.                          Integrated Systems, Inc.
600 Wind River Way                                201 Moffett Park Drive
Alameda, California 94501                         Sunnyvale, California 94089

    This joint proxy statement/prospectus provides you with information about Wind River, Integrated Systems and the proposed merger. In addition, you may obtain other information about Wind River and Integrated Systems from documents filed with the Securities and Exchange Commission. We encourage you to read the entire joint proxy statement/prospectus carefully.

/s/ JERRY L. FIDDLER                                      /s/ NARENDRA K. GUPTA

Jerry L. Fiddler                                          Narendra K. Gupta
Chairman of the Board                                     Chairman of the Board
Wind River Systems, Inc.                                  Integrated Systems, Inc.

    FOR A DISCUSSION OF SIGNIFICANT MATTERS THAT SHOULD BE CONSIDERED BEFORE VOTING AT THE SPECIAL MEETINGS, SEE "RISK FACTORS" BEGINNING ON PAGE 15.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE WIND RIVER COMMON STOCK TO BE ISSUED IN THE MERGER OR DETERMINED WHETHER THE JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The joint proxy statement/prospectus is dated January 14, 2000, and is first being mailed to stockholders of Wind River and shareholders of Integrated Systems on or about January 14, 2000.

    THE JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                            WIND RIVER SYSTEMS, INC.
                               500 WIND RIVER WAY
                               ALAMEDA, CA 94501
                                 (510) 748-4100

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 15, 2000

To the stockholders of Wind River Systems, Inc.:

    A special meeting of stockholders of Wind River Systems, Inc., a Delaware corporation, will be held on Tuesday, February 15, 2000 at 11:00 a.m., local time, at the principal executive offices of Wind River located at 600 Wind River Way, Alameda, California, for the following purposes:

    1. To consider and vote upon the issuance of shares of Wind River common stock in the merger contemplated by the Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999, among Wind River
       Systems, Inc., University Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Wind River, and Integrated Systems, Inc.;

    2. To approve an amendment to the Wind River 1998 Equity Incentive Plan to increase the number of shares of Wind River common stock reserved for option grants under the 1998 Equity Incentive Plan by 2,600,000 shares; and

    3. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

    The board of directors of Wind River has fixed the close of business on December 23, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only holders of record of shares of Wind River common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. At the close of business on the record date, Wind River had outstanding and entitled to vote 42,214,854 shares of common stock.

    YOUR VOTE IS IMPORTANT. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST IS REQUIRED FOR APPROVAL OF THE ISSUANCE OF THE WIND RIVER SHARES IN THE MERGER, AND THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF WIND RIVER COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE SPECIAL MEETING IS REQUIRED FOR APPROVAL OF THE AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AND THUS ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING IF YOU ARE UNABLE TO ATTEND. IF YOU SIGN, DATE AND MAIL YOUR PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE IN FAVOR OF THE ISSUANCE OF SHARES OF WIND RIVER COMMON STOCK IN THE MERGER AND IN FAVOR OF THE AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN. IF YOU FAIL TO RETURN YOUR PROXY CARD, THE EFFECT WILL BE THAT YOUR SHARES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE SPECIAL MEETING. IF YOU DO ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                          By Order of the Board of Directors,
                                          /s/ JERRY L. FIDDLER Jerry L. Fiddler
                                          CHAIRMAN OF THE BOARD

Alameda, California
January 14, 2000

    WIND RIVER'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT WIND RIVER STOCKHOLDERS VOTE "FOR" THE ISSUANCE OF SHARES OF WIND RIVER COMMON STOCK IN THE MERGER AND "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN.

                            INTEGRATED SYSTEMS, INC.
                             201 MOFFETT PARK DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 542-1500

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 15, 2000

To the shareholders of Integrated Systems, Inc.:

    A special meeting of shareholders of Integrated Systems, Inc., a California corporation, will be held on Tuesday, February 15, 2000 at 9:00 a.m., local time, at the principal executive offices of Integrated Systems located at 201 Moffett Park Drive, Sunnyvale, California, for the following purposes:

    1. To consider and vote upon the principal terms of the merger contemplated by the Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999, among Wind River Systems, Inc., University Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Wind River, and Integrated Systems; and

    2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

    The board of directors of Integrated Systems has fixed the close of business on December 23, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only holders of record of shares of Integrated Systems common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. At the close of business on the record date, Integrated Systems had outstanding and entitled to vote 24,256,570 shares of common stock. Holders of Integrated Systems common stock are entitled to dissenters' rights under the California General Corporation Law under certain circumstances in connection with the merger.

    YOUR VOTE IS IMPORTANT. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF INTEGRATED SYSTEMS COMMON STOCK IS REQUIRED FOR APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AND THUS ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING IF YOU ARE UNABLE TO ATTEND. IF YOU SIGN, DATE AND MAIL YOUR PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE IN FAVOR OF THE PRINCIPAL TERMS OF THE MERGER. IF YOU FAIL TO RETURN YOUR PROXY CARD, THE EFFECT WILL BE A VOTE AGAINST THE PRINCIPAL TERMS OF THE MERGER. IF YOU DO ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                          By Order of the Board of Directors,
                                          /s/ NARENDRA K. GUPTA

                                          Narendra K. Gupta
                                          CHAIRMAN OF THE BOARD

Sunnyvale, California
January 14, 2000

    INTEGRATED SYSTEMS' BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT INTEGRATED SYSTEMS SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                             -----------
QUESTIONS AND ANSWERS ABOUT THE MERGER.....................................................................           1
SUMMARY....................................................................................................           3
RISK FACTORS...............................................................................................          15
  Risks Relating to the Merger.............................................................................          15
  Risks Relating to Wind River.............................................................................          16
  Risks Relating to Integrated Systems.....................................................................          23
THE COMPANIES..............................................................................................          27
  Wind River...............................................................................................          27
  Merger Sub...............................................................................................          28
  Integrated Systems.......................................................................................          28
THE SPECIAL MEETING OF WIND RIVER STOCKHOLDERS.............................................................          29
  Date, Time and Place.....................................................................................          29
  Purposes of the Special Meeting..........................................................................          29
  Recommendation of Wind River's Board of Directors........................................................          29
  Record Date and Voting Power.............................................................................          29
  Voting and Revocation of Proxies.........................................................................          29
  Required Vote............................................................................................          30
  Solicitation of Proxies..................................................................................          30
  Other Matters............................................................................................          30
THE SPECIAL MEETING OF INTEGRATED SYSTEMS SHAREHOLDERS.....................................................          31
  Date, Time and Place.....................................................................................          31
  Purpose of the Special Meeting...........................................................................          31
  Recommendation of Integrated Systems' Board of Directors.................................................          31
  Record Date and Voting Power.............................................................................          31
  Voting and Revocation of Proxies.........................................................................          31
  Required Vote............................................................................................          31
  Solicitation of Proxies..................................................................................          32
  Other Matters............................................................................................          32
THE MERGER.................................................................................................          33
  General Description of the Merger........................................................................          33
  Background...............................................................................................          33
  Reasons for the Merger...................................................................................          36
  Wind River's Reasons for the Merger......................................................................          36
  Integrated Systems' Reasons for the Merger...............................................................          38
  Opinion of Wind River's Financial Advisor................................................................          40
  Opinion of Integrated Systems' Financial Advisor.........................................................          45
  Interests of Wind River's Officers and Directors in the Merger...........................................          49
  Interests of Integrated Systems' Officers and Directors in the Merger....................................          50
  Material Federal Income Tax Consequences.................................................................          51
  Anticipated Accounting Treatment.........................................................................          53
  Regulatory Approvals.....................................................................................          53
  Restrictions on Resales by Affiliates....................................................................          53
CERTAIN TERMS OF THE MERGER AGREEMENT......................................................................          54
  The Merger...............................................................................................          54
  Effective Time of the Merger.............................................................................          54
  Manner and Basis of Converting Shares....................................................................          54
  Integrated Systems Stock Options.........................................................................          55
  Integrated Systems Employee Stock Purchase Plan..........................................................          55

                                                                                                                PAGE
                                                                                                              ---------
  Representations and Warranties...........................................................................          55
  Covenants; Conduct of Business Prior to the Merger.......................................................          55
  Limitation on Considering Other Acquisition Proposals....................................................          58
  Conditions to the Merger.................................................................................          59
  Termination of the Merger Agreement......................................................................          61
  Expenses and Termination Fees............................................................................          62
STOCK OPTION AGREEMENT.....................................................................................          63
  Purpose of the Option....................................................................................          63
  Exercisability of the Option.............................................................................          63
  Profit Limitation........................................................................................          63
  Other....................................................................................................          63
VOTING AGREEMENTS..........................................................................................          64
  Voting Agreements Relating to Integrated Systems Shares..................................................          64
  Voting Agreements Relating to Wind River Shares..........................................................          64
MANAGEMENT AND OTHER INFORMATION...........................................................................          65
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS............................................................          66
  Beneficial Ownership of Wind River Shares................................................................          66
  Beneficial Ownership of Integrated Systems Shares........................................................          67
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS................................................          70
  Pro Forma Condensed Combined Balance Sheet...............................................................          71
  Pro Forma Condensed Combined Statements of Income........................................................          72
  Notes to Unaudited Pro Forma Condensed Combined Financial Statements.....................................          77
DISSENTERS' RIGHTS.........................................................................................          79
DESCRIPTION OF WIND RIVER CAPITAL STOCK....................................................................          80
  General..................................................................................................          80
  Wind River Common Stock..................................................................................          80
  Wind River Preferred Stock...............................................................................          80
  Rights to Purchase Wind River Preferred Stock............................................................          80
  Transfer Agent and Registrar.............................................................................          82
COMPARATIVE RIGHTS OF WIND RIVER STOCKHOLDERS AND INTEGRATED SYSTEMS SHAREHOLDERS..........................          83
APPROVAL OF THE AMENDMENT TO THE WIND RIVER 1998 EQUITY INCENTIVE PLAN.....................................          90
  General..................................................................................................          90
  Purpose..................................................................................................          90
  Administration...........................................................................................          91
  Eligibility..............................................................................................          91
  Stock Subject to the Plan................................................................................          92
  Terms of Options.........................................................................................          92
  Terms of Stock Bonuses and Purchases of Restricted Stock.................................................          93
  Stock Appreciation Rights................................................................................          94
  Adjustment Provisions....................................................................................          94
  Effect of Certain Corporate Events.......................................................................          94
  Duration, Amendment and Termination......................................................................          95
  Federal Income Tax Information...........................................................................          95
INDEPENDENT AUDITORS.......................................................................................          98
LEGAL MATTERS..............................................................................................          98
EXPERTS....................................................................................................          98
STOCKHOLDER PROPOSALS......................................................................................          98
WHERE YOU CAN FIND MORE INFORMATION........................................................................          98

  ANNEXES:
  A Agreement and Plan of Merger and Reorganization
  B Stock Option Agreement
  C Form of Voting Agreements
  D Opinion of Credit Suisse First Boston Corporation
  E Opinion of Hambrecht & Quist LLC
  F Sections 1300-1312 of the California General Corporation Law (Dissenters' Rights)

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: WHY ARE THE TWO COMPANIES PROPOSING TO MERGE?

A: Wind River and Integrated Systems are proposing to merge because we believe the resulting combination will create a stronger, more competitive company capable of achieving greater financial strength, operational efficiencies, technology development, earning power and growth potential than either company would have on its own.

Q: WHAT WILL INTEGRATED SYSTEMS SHAREHOLDERS RECEIVE IN THE MERGER?

A: As a result of the merger, Integrated Systems shareholders will receive 0.92 of a share of Wind River common stock for each share of Integrated Systems common stock they own. For example, if you own 100 shares of Integrated Systems common stock, you will receive 92 shares of Wind River common stock in exchange for your Integrated Systems shares. The number of shares of Wind River common stock to be issued for each share of Integrated Systems common stock is fixed and will not be adjusted based upon changes in the values of Integrated Systems or Wind River common stock. As a result, the value of the Wind River shares you will receive in the merger will not be known before the merger, and will go up or down as the market price of Wind River common stock goes up or down. We encourage you to obtain current market quotations of Integrated Systems and Wind River common stock.

Q: WHAT DO I NEED TO DO NOW?

A: We urge you to read this joint proxy statement/prospectus carefully, including its annexes, and to consider how the merger affects you. Then just mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of Wind River stockholders or special meeting of Integrated Systems shareholders.

Q: WHAT HAPPENS IF I DO NOT RETURN A PROXY CARD?

A: If you are a Wind River stockholder, the failure to return your proxy card could be a factor in establishing a quorum for the special meeting of Wind River stockholders. If you are an Integrated Systems shareholder, the failure to return your proxy card will have the same effect as voting against the merger.

Q: MAY I VOTE IN PERSON?

A: Yes. You may attend the special meeting of Wind River stockholders or the special meeting of Integrated Systems shareholders, respectively, and vote your shares in person, rather than signing and returning your proxy card.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You may change your vote at any time before your proxy card is voted at your special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
    SHARES FOR ME?

A: Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedure provided by your broker.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. If you are an Integrated Systems shareholder, after the merger is completed, you will receive written instructions for exchanging your shares of Integrated Systems common stock for shares of Wind River common stock. You will also receive a cash payment for any fractional share. Wind River stockholders will not exchange their stock certificates.

Q: AM I ENTITLED TO DISSENTERS' RIGHTS?

A: Integrated Systems shareholders will be entitled to dissenters' rights in certain instances. Wind River stockholders will not be entitled to dissenters' rights.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you are a Wind River stockholder, and would like additional copies, without charge, of this joint proxy statement/prospectus or if you have questions about the merger, including the procedures for voting your shares, you should contact:

       WIND RIVER SYSTEMS, INC.
       Attn: Investor Relations
       500 Wind River Way
       Alameda, California 94501
       Telephone: (510) 748-4100
       E-mail: ir@windriver.com

       OR

       D.F. KING & CO.
       Attn: James E. Long
       77 Water Street
       New York, New York 10005-4495
       Telephone: (212) 269-5550

    If you are an Integrated Systems shareholder, and would like additional copies, without charge, of this joint proxy statement/prospectus or if you have questions about the merger, including the procedures for voting your shares, you should contact:

       INTEGRATED SYSTEMS, INC.
       Attn: Investor Relations
       201 Moffett Park Drive
       Sunnyvale, California 94089
       Telephone: (408) 542-1500
       E-mail: ir@isi.com

       OR

       CORPORATE INVESTOR COMMUNICATIONS, INC.
       Attn: Eileen Sculley
       111 Commerce Road
       Carlstadt, New Jersey 07072-2586
       Telephone: (201) 896-1900

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT. TO UNDERSTAND THE MERGER FULLY, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS WE REFER TO. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 98. THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS JOINT PROXY STATEMENT/ PROSPECTUS. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER. WE HAVE INCLUDED PAGE REFERENCES IN PARENTHESES TO DIRECT YOU TO A MORE DETAILED DESCRIPTION OF THE TOPICS PRESENTED IN THIS SUMMARY.

FORWARD-LOOKING INFORMATION

    CERTAIN OF THE INFORMATION RELATING TO WIND RIVER, INTEGRATED SYSTEMS AND THE COMBINED COMPANY CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS FORWARD-LOOKING IN NATURE. ALL STATEMENTS INCLUDED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS OR MADE BY MANAGEMENT OF WIND RIVER OR INTEGRATED SYSTEMS OTHER THAN STATEMENTS OF HISTORICAL FACT REGARDING WIND RIVER, INTEGRATED SYSTEMS OR THE COMBINED COMPANY ARE FORWARD-LOOKING STATEMENTS. EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING WIND RIVER'S, INTEGRATED SYSTEMS' OR THE COMBINED COMPANY'S FUTURE FINANCIAL RESULTS, OPERATING RESULTS, PRODUCT SUCCESSES, BUSINESS STRATEGIES, PROJECTED COSTS, FUTURE PRODUCTS, COMPETITIVE POSITIONS AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY, SUCH AS "MAY," "WILL," "SHOULD," "WOULD," "EXPECTS," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," OR "CONTINUE" OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ANY EXPECTATIONS BASED ON THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS, INCLUDING THOSE DISCUSSED IN THE RISK FACTORS SECTION OF THIS JOINT PROXY STATEMENT/PROSPECTUS. THESE AND MANY OTHER FACTORS COULD AFFECT THE FUTURE FINANCIAL AND OPERATING RESULTS OF WIND RIVER, INTEGRATED SYSTEMS OR THE COMBINED COMPANY. THESE FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS BASED ON FORWARD-LOOKING STATEMENTS MADE IN THIS DOCUMENT OR ELSEWHERE BY OR ON BEHALF OF WIND RIVER, INTEGRATED SYSTEMS OR THE COMBINED COMPANY.

THE COMPANIES (PAGE 27)

WIND RIVER SYSTEMS, INC.
500 Wind River Way
Alameda, California 94501
(510) 748-4100

    Wind River develops, markets, supports and provides consulting services for advanced software operating systems and development tools that allow customers to create complex, robust, real-time software applications for embedded computers. An embedded computer is a microprocessor that is incorporated into a larger device and is dedicated to responding to external events by performing specific tasks quickly, predictably and reliably. Wind River's flagship products, Tornado-TM- II and VxWorks-Registered Trademark-, enable customers to enhance product performance, standardize designs across projects, reduce research and development costs and shorten product development cycles.

INTEGRATED SYSTEMS, INC.
201 Moffett Park Drive
Sunnyvale, California 94089
(408) 542-1500

    Integrated Systems provides solutions for embedded software development that consist of real-time operating systems and software components for embedded microprocessors; tools for designing, developing and optimizing embedded applications; networking products for device connectivity and management; and engineering design services for accelerated co-sourced product development. Integrated Systems' products help users accelerate the design, development, debugging, implementation and maintenance of embedded software. Integrated Systems' products and services are intended to reduce the expense associated with embedded software and system development and enable customers to develop systems featuring greater functionality, enhanced performance, improved reliability and ease-of-use.

MERGER CONSIDERATION; FIXED EXCHANGE RATIO (PAGE 33)

    If you are an Integrated Systems shareholder, you will receive 0.92 of a share of Wind River common stock in exchange for each share of Integrated Systems common stock you own. The actual number of shares you will receive in the merger will be 0.92 multiplied by the number of shares of Integrated Systems common stock that you own at the effective time of the merger.

    The exchange ratio is fixed and, regardless of fluctuations in the market prices of Wind River's or Integrated Systems' common stock, will not change between now and the date that the merger is completed.

COMPARATIVE PER SHARE MARKET PRICE INFORMATION

    Integrated Systems and Wind River common stock are both listed on the Nasdaq National Market. On October 21, 1999, the last full trading day prior to the public announcement of the proposed merger, Integrated Systems common stock closed at $10.56, and Wind River common stock closed at $20.06. On January 6, 2000, Integrated Systems common stock closed at $29.00, and Wind River common stock closed at $32.00.

TAX MATTERS (PAGE 51)

    The exchange of shares of Integrated Systems common stock for shares of Wind River common stock in the merger is intended to be tax-free to Integrated Systems shareholders for federal income tax purposes. Any cash received for any fractional share, however, will result in the recognition of gain or loss as if you sold your fractional share. Your tax basis in the shares of Wind River common stock that you receive in the merger will equal your current tax basis in your Integrated Systems common stock (reduced by the basis allocable to any fractional share interest for which you receive cash).

    TAX MATTERS CAN BE COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS TO FULLY UNDERSTAND THE TAX CONSEQUENCES OF THE MERGER TO YOU.

REASONS FOR THE MERGER

    WIND RIVER (PAGE 36). The Wind River board of directors approved the merger based on a number of factors, including the following:

    - the strategic benefits of the ability of the combined company to commit greater resources to both current and emerging product development efforts and fund the future growth of its business;

    - Integrated Systems' significant technical, engineering, management and sales expertise, which is in high demand and short supply;

    - Integrated Systems' significant professional services expertise; and

    - the combined company's increased sales and distribution capacity, particularly in international markets.

    INTEGRATED SYSTEMS (PAGE 38). The Integrated Systems board of directors believes that the merger should result in a number of benefits to Integrated Systems and its shareholders, including, among other benefits, the following:

    - providing Integrated Systems shareholders with shares of Wind River common stock in a tax-free exchange at a substantial premium over the market price for Integrated Systems common stock;

    - the ability of the combined company to offer complementary product lines, which presents the opportunity to increase the breadth of products offered;

    - the ability of the two companies to combine their technological resources to develop new products with increased functionality and bring them to market faster; and

    - the availability of greater resources for product marketing and distribution.

RECOMMENDATIONS TO STOCKHOLDERS

    TO WIND RIVER STOCKHOLDERS (PAGE 29). The Wind River board of directors believes that the merger is advisable and fair to you and in your best interests. The Wind River board of directors unanimously recommends that you vote "FOR" the issuance of shares of Wind River common stock in the merger. The Wind River board of directors also unanimously recommends that you vote "FOR" approval of the amendment to the Wind River 1998 Equity Incentive Plan.

    TO INTEGRATED SYSTEMS SHAREHOLDERS (PAGE 31). The Integrated Systems board of directors believes that the merger is advisable and fair to you and in your best interests. The Integrated Systems board of directors unanimously recommends that you vote "FOR" approval of the principal terms of the merger.

OPINIONS OF FINANCIAL ADVISORS

    OPINION OF WIND RIVER'S FINANCIAL ADVISOR (PAGE 40). In deciding to approve the merger, one of the factors that the Wind River board of directors considered was the opinion of its financial advisor, Credit Suisse First Boston Corporation, that, as of October 21, 1999, the exchange ratio pursuant to the merger agreement was fair to Wind River from a financial point of view. The full text of the Credit Suisse First Boston Corporation opinion describes the basis for its opinion and is attached as Annex D to this joint proxy statement/prospectus. WIND RIVER URGES YOU TO READ THE ENTIRE OPINION CAREFULLY.

    OPINION OF INTEGRATED SYSTEMS' FINANCIAL ADVISOR (PAGE 45). In deciding to approve the merger, one of the factors that the Integrated Systems board of directors considered was the opinion of its financial advisor, Hambrecht & Quist LLC, that, as of October 21, 1999, the consideration to be received by the holders of Integrated Systems common stock in the merger was fair to the holders from a financial point of view. The full text of the Hambrecht & Quist LLC opinion describes the basis for its opinion and is attached as Annex E to this joint proxy statement/prospectus. INTEGRATED SYSTEMS URGES YOU TO READ THE ENTIRE OPINION CAREFULLY.

THE SPECIAL MEETINGS

THE WIND RIVER SPECIAL MEETING (PAGE 29).

    TIME, DATE AND PLACE. A special meeting of the stockholders of Wind River will be held on Tuesday, February 15, 2000, at the principal executive offices of Wind River located at 600 Wind River Way, Alameda, California at 11:00 a.m., local time, to vote on:

    - the issuance of shares of Wind River common stock in the merger; and

    - approval of the amendment to the Wind River 1998 Equity Incentive Plan.

    RECORD DATE AND VOTING POWER FOR WIND RIVER. You are entitled to vote at the special meeting if you owned shares of Wind River common stock at the close of business on December 23, 1999, the record date for the special meeting. You will have one vote at the special meeting for each share of Wind River common stock you owned at the close of business on the record date. There are 42,214,854 shares of Wind River common stock entitled to be voted at the special meeting.

    WIND RIVER REQUIRED VOTE. The affirmative vote of the holders of a majority of the votes cast is required for approval of the issuance of the Wind River shares in the merger, and the affirmative vote of the holders of a majority of the shares of Wind River common stock present in person or represented by proxy and entitled to vote at the special meeting is required for approval of the amendment to the 1998 Equity Incentive Plan.

    SHARE OWNERSHIP OF MANAGEMENT. The directors and executive officers of Wind River own approximately 12% of the shares entitled to vote at the special meeting. All of the directors and executive officers of Wind River have agreed to vote their shares in favor of the issuance of shares of Wind River common stock in the merger.

THE INTEGRATED SYSTEMS SPECIAL MEETING (PAGE 31).

    TIME, DATE AND PLACE. A special meeting of the shareholders of Integrated Systems will be held on Tuesday, February 15, 2000, at the principal executive offices of Integrated Systems located at 201 Moffett Park Drive, Sunnyvale, California at 9:00 a.m. local time, to approve the principal terms of the merger.

    RECORD DATE AND VOTING POWER FOR INTEGRATED SYSTEMS. You are entitled to vote at the special meeting if you owned shares of Integrated Systems common stock at the close of business on December 23, 1999, the record date for the special meeting. You will have one vote at the special meeting for each share of Integrated Systems common stock you owned at the close of business on the record date. There are 24,256,570 shares of Integrated Systems common stock entitled to be voted at the special meeting.

    INTEGRATED SYSTEMS REQUIRED VOTE. The approval of the principal terms of the merger requires the affirmative vote of a majority of the shares of Integrated Systems common stock outstanding at the close of business on the record date.

    SHARE OWNERSHIP OF MANAGEMENT. The directors and executive officers of Integrated Systems own approximately 27% of the shares entitled to vote at the special meeting. All of the directors and executive officers of Integrated Systems have agreed to vote their shares in favor of the principal terms of the merger.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER (PAGE 49; PAGE 50)

    When considering the recommendations by the Wind River board of directors and the Integrated Systems board of directors, you should be aware that a number of Wind River's officers and directors and Integrated Systems' officers and directors have interests in the merger that are different from other Wind River stockholders and Integrated Systems shareholders.

CONDITIONS TO THE MERGER (PAGE 59)

    The obligations of both Wind River and Integrated Systems to complete the merger are subject to the satisfaction of certain conditions.

TERMINATION OF THE MERGER AGREEMENT (PAGE 61)

    Wind River and Integrated Systems can terminate the merger agreement under certain conditions.

LIMITATION ON CONSIDERING OTHER ACQUISITION PROPOSALS (PAGE 58)

    Integrated Systems has agreed not to consider a business combination or other similar transaction with another party while the merger is pending unless the other party has made an unsolicited proposal to the Integrated Systems board of directors for a superior transaction.

EXPENSES AND TERMINATION FEES (PAGE 62)

    The merger agreement requires:

    - Integrated Systems to reimburse Wind River for merger expenses (including for up to $2.0 million in attorneys' fees, accountants' fees, financial advisory fees and filing fees) if the merger agreement is terminated because the Integrated Systems shareholders fail to approve the principal terms of the merger; and

    - Wind River to reimburse Integrated Systems for merger expenses (including for up to $2.0 million in attorneys' fees, accountants' fees, financial advisory fees and filing fees) if the merger agreement is terminated because the Wind River stockholders fail to approve the issuance of shares of Wind River common stock in the merger.

    The merger agreement also requires Integrated Systems to pay Wind River a termination fee of $16.0 million if, among other things:

    - Integrated Systems or Wind River terminates the merger agreement because the Integrated Systems shareholders fail to approve the principal terms of the merger after another acquisition proposal has been disclosed, announced, commenced, submitted or made;

    - Wind River terminates the merger agreement because the Integrated Systems board of directors withdraws its recommendation of, or otherwise fails to support, the proposal to approve the principal terms of the merger, or recommends another acquisition proposal;

    - Wind River terminates the merger agreement because a tender or exchange offer relating to securities of Integrated Systems is commenced or another acquisition proposal is publicly announced, and Integrated Systems does not actively oppose such tender or exchange offer or acquisition proposal;

    - Wind River terminates the merger agreement because Integrated Systems breaches its agreement not to solicit, encourage or participate in discussions or negotiations with respect to acquisition proposals with parties other than Wind River; or

    - Wind River terminates the merger agreement because Integrated Systems fails to hold its special meeting within 45 days after the effective date of the registration statement of which this joint proxy statement/prospectus is a part.

    The merger agreement also requires Wind River to pay Integrated Systems a termination fee of $16.0 million if Integrated Systems terminates the merger agreement because the Wind River board of directors withdraws its recommendation of the proposal to approve the issuance of shares of Wind River common stock in the merger.

STOCK OPTION AGREEMENT (PAGE 63)

    In order for Wind River to proceed with the merger, Wind River required Integrated Systems to grant Wind River an option to purchase newly issued shares of Integrated Systems common stock representing up to 10% of the number of shares of Integrated Systems common stock outstanding as of October 21, 1999. The option is exercisable only under limited circumstances in which a termination fee would be payable by Integrated Systems to Wind River. The option's per share exercise price is $18.46, and the profit that Wind River can recognize under the option is limited. Integrated Systems granted the option to Wind River in order to increase the likelihood that the companies would complete the merger. The option could discourage other companies from trying to combine with Integrated Systems before Wind River and Integrated Systems complete the merger.

ANTICIPATED ACCOUNTING TREATMENT (PAGE 53)

    The merger is expected to be accounted for as a "pooling of interests" for financial accounting purposes which means that Wind River and Integrated Systems will be treated as if they had always been combined for accounting and financial reporting purposes.

DISSENTERS' RIGHTS (PAGE 79)

    Integrated Systems shareholders will be entitled to dissenters' rights in certain instances. Wind River stockholders will not be entitled to dissenters' rights.

                         MARKET PRICE AND DIVIDEND DATA

    Wind River common stock and Integrated Systems common stock are included in the National Association of Securities Dealers Automated Quotations System ("Nasdaq") and designated on the Nasdaq National Market under the symbols "WIND" and "INTS," respectively. This table sets forth, for the periods indicated, the range of high and low per share sales prices for Wind River common stock and Integrated Systems common stock as reported on Nasdaq.

                                                                                  WIND RIVER        INTEGRATED SYSTEMS
                                                                                 COMMON STOCK          COMMON STOCK
                                                                             --------------------  --------------------
                                                                                LOW       HIGH        LOW       HIGH
                                                                             ---------  ---------  ---------  ---------
FISCAL YEAR 1997*
  First quarter............................................................  $    8.15  $   12.00  $   22.75  $   37.00
  Second quarter...........................................................      11.26      17.11      23.75      42.50
  Third quarter............................................................      14.56      20.67      15.75      42.25
  Fourth quarter...........................................................      17.56      23.89      18.75      30.00
FISCAL YEAR 1998*
  First quarter............................................................      12.08      23.00       8.50      24.75
  Second quarter...........................................................      15.50      28.67      10.63      18.38
  Third quarter............................................................      20.50      31.83      14.75      25.75
  Fourth quarter...........................................................      21.17      30.92      11.38      18.38
FISCAL YEAR 1999*
  First quarter............................................................      21.58      28.08      15.50      25.00
  Second quarter...........................................................      19.00      25.92       6.63      20.25
  Third quarter............................................................      18.67      34.42       6.00      13.25
  Fourth quarter...........................................................      20.17      33.42       9.88      18.00
FISCAL YEAR 2000*
  First quarter............................................................      11.25      25.50      11.00      16.63
  Second quarter...........................................................      13.69      22.75       8.25      14.44
  Third quarter............................................................      13.38      21.00       9.13      30.88
  Fourth quarter (through January 6, 2000).................................      20.88      45.00      26.75      40.38

------------------------

*Respective fiscal quarters. Wind River's fiscal year ends on January 31, and Integrated Systems' fiscal year ends on February 28. All Wind River share prices have been adjusted to give effect to three-for-two stock splits by means of stock dividends paid on May 24, 1996, March 10, 1997 and February 4, 1999. All Integrated Systems share prices have been adjusted to reflect a two-for-one stock split effected on April 5, 1996.

    The following table sets forth the closing per share sales price of Wind River common stock and Integrated Systems common stock, as reported on Nasdaq, and the estimated equivalent per share price (as explained below) of Integrated Systems common stock on October 21, 1999, the last full trading day before the public announcement of the proposed merger, and on January 6, 2000:

                                                                                                    ESTIMATED
                                                                               INTEGRATED          EQUIVALENT
                                                             WIND RIVER          SYSTEMS       INTEGRATED SYSTEMS
                                                            COMMON STOCK      COMMON STOCK       PER SHARE PRICE
                                                           ---------------  -----------------  -------------------
October 21, 1999.........................................     $   20.06         $   10.56           $   18.46
January 6, 2000..........................................     $   32.00         $   29.00           $   29.44

    The estimated equivalent per share price of a share of Integrated Systems common stock equals the exchange ratio of 0.92 multiplied by the price of a share of Wind River common stock. You may use this calculation to determine what your shares of Integrated Systems common stock will be worth if the merger is completed. If the merger had occurred on January 6, 2000, you would have received a fraction of a share of Wind River common stock worth $29.44 for each share of Integrated Systems common stock you owned. The actual equivalent per share price of a share of Integrated Systems common stock that you will receive if the merger closes may be different from this price because the per share price of Wind River common stock on the Nasdaq National Market fluctuates continuously.

    Neither Wind River nor Integrated Systems has ever declared or paid cash dividends on its respective common stock. The policies of Wind River and Integrated Systems are to retain earnings for use in their respective businesses. Following the merger, Wind River common stock will continue to be listed on the Nasdaq National Market, and there will be no further market for the Integrated Systems common stock.

                                   WIND RIVER
                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
                     (In Thousands, Except Per Share Data)

    You should read the following table in conjunction with Wind River's consolidated financial statements and related notes and Wind River's "Management's Discussion and Analysis of Financial Condition and Results of Operations," which we incorporate by reference in this joint proxy statement/ prospectus. During fiscal year 1999, Wind River acquired Zinc Software, Inc. The acquisition was accounted for as a pooling of interests, however, as the operations of Zinc were not material to Wind River's consolidated operations and financial position, the financial statements of Zinc have been recorded in Wind River's consolidated financial statements as of May 1, 1998. During the nine months ended October 31, 1999, Wind River completed the acquisition of RouterWare, Inc. in transactions accounted for as a pooling of interests. The results of RouterWare have been combined with the results of Wind River since fiscal 1997. Historical results are not necessarily indicative of the results to be expected in the future.

                                                      NINE MONTHS ENDED
                                                         OCTOBER 31,                      YEAR ENDED JANUARY 31,
                                                     --------------------  -----------------------------------------------------
                                                       1999       1998       1999       1998       1997       1996       1995
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                         (UNAUDITED)
CONSOLIDATED INCOME STATEMENT DATA:
Revenues...........................................  $ 117,681  $  92,725  $ 131,903  $  93,770  $  65,804  $  44,000  $  32,100
Operating income...................................     20,050     24,886     36,610      9,713     16,372      8,130      3,452
Net income.........................................     14,406     17,253     25,623      4,326     11,525      5,383      2,460
Net income per share:
  Basic............................................       0.35       0.43       0.64       0.11       0.33       0.17       0.08
  Diluted..........................................       0.33       0.40       0.58       0.10       0.28       0.15       0.07
Shares used in basic per share calculations........     41,496     40,075     40,267     38,915     35,443     31,470     30,482
Shares used in diluted per share calculations......     43,881     43,661     43,843     43,567     40,515     35,153     33,563

CONSOLIDATED BALANCE SHEET DATA:
Working capital....................................     62,689     48,713     58,134    152,277     58,336     27,701     24,220
Total assets.......................................    372,826    316,304    329,713    290,841    132,111     45,480     39,183
Convertible subordinated notes and long-term
  debt.............................................    140,000    140,000    140,000    140,000         --         --         73
Stockholders' equity...............................    175,436    129,750    151,892    114,892    112,199     32,813     28,345

                               INTEGRATED SYSTEMS
                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
                     (In Thousands, Except Per Share Data)

    You should read the following table in conjunction with Integrated Systems' consolidated financial statements and related notes and Integrated Systems' "Management's Discussion and Analysis of Financial Condition and Results of Operations," which we incorporate by reference in this joint proxy statement/prospectus. During fiscal year 1996, Integrated Systems acquired Take Five Software GmbH and Doctor Design, Inc. in transactions accounted for as poolings of interests. The results of Take Five and Doctor Design have been combined with the results of Integrated Systems since 1996. Prior period results have not been restated for the results of Take Five as such financial information was not material. During fiscal year 1997, Integrated Systems acquired Epilogue Technology Corporation in a transaction accounted for as a pooling of interests. The results of Epilogue have been combined with the results of Integrated Systems since the date of acquisition. Prior period information has not been restated for the results of Epilogue because such financial information was not material. Also during fiscal year 1997, Integrated Systems revised the terms of the acquisition of Diab Data, Inc., which was acquired in fiscal year 1996 in a transaction accounted for under the equity method of accounting. Beginning December 1, 1996, the operating results of Diab Data have been consolidated with those of Integrated Systems.

                                                  NINE MONTHS ENDED
                                                     NOVEMBER 30,                     YEAR ENDED FEBRUARY 28,
                                                 --------------------  -----------------------------------------------------
                                                   1999       1998       1999       1998       1997       1996       1995
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     (UNAUDITED)
CONSOLIDATED INCOME STATEMENT DATA:
Total revenue..................................  $ 111,272  $  98,449  $ 133,504  $ 120,469  $ 105,463  $  84,442  $  58,054
Income (loss) from operations..................     (6,052)     6,969      5,674      5,293      6,939      6,464      7,999
Net income (loss)..............................     (4,477)     9,570      9,633      6,073      7,254      5,283      6,490
Earnings (loss) per share:
  Basic........................................      (0.19)      0.41       0.42       0.26       0.32         --         --
  Diluted......................................      (0.19)      0.40       0.40       0.25       0.31       0.24       0.33
Shares used in basic per share calculations....     23,322     23,299     23,138     23,237     22,437         --         --
Shares used in diluted per share
  calculations.................................     23,322     23,984     23,840     24,078     23,508     22,088     19,964

CONSOLIDATED BALANCE SHEET DATA:
Working capital................................     21,587     22,416     22,435     23,036     38,019     31,431     17,783
Total assets...................................    158,386    134,540    143,035    128,120    112,502     85,264     66,101
Total stockholders' equity.....................    110,023     99,142    100,791     94,426     86,172     58,276     47,948

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

    The selected unaudited pro forma combined financial information gives effect to the proposed merger of Wind River and Integrated Systems on a pooling of interests basis. The Wind River and Integrated Systems unaudited pro forma combined balance sheet data assume that the merger of Wind River and Integrated Systems took place on October 31, 1999, and combines the Wind River historical consolidated balance sheet at October 31, 1999 with Integrated Systems' historical consolidated balance sheet at November 30, 1999. The Wind River and Integrated Systems unaudited pro forma combined statements of operations data assume that the merger of Wind River and Integrated Systems took place as of the beginning of the periods presented and combine Wind River's historical consolidated statements of operations data for the years ended January 31, 1999, 1998, 1997, 1996 and 1995, and for the nine months ended October 31, 1999 and 1998 with Integrated Systems' historical consolidated statements of operations data for the years ended February 28, 1999, 1998, 1997, 1996 and 1995, and for the nine months ended November 30, 1999 and 1998. This presentation is consistent with the periods expected to be combined after the date of the closing of the merger.

    The selected unaudited pro forma combined financial data are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during these periods. The selected unaudited pro forma combined financial data as of October 31, 1999 and for each of the years ended January 31, 1999, 1998, 1997, 1996 and 1995, and for the nine months ended October 31, 1999 and 1998, are derived from the unaudited pro forma condensed combined financial statements included elsewhere in this joint proxy statement/prospectus and should be read in conjunction with those statements and the related notes. See "Unaudited Pro Forma Condensed Combined Financial Statements."

                                                                 NINE MONTHS ENDED
                                                                    OCTOBER 31,           YEARS ENDED JANUARY 31,
                                                                --------------------  -------------------------------
                                                                  1999       1998       1999       1998       1997
                                                                ---------  ---------  ---------  ---------  ---------
                                                                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME DATA:
Revenues......................................................  $ 228,823  $ 191,021  $ 265,157  $ 214,019  $ 171,127
Operating income..............................................     13,998     31,855     42,284     15,006     23,311
Net income....................................................      9,929     26,823     35,256     10,399     18,779
Net income per share:
  Basic.......................................................       0.16       0.44       0.57       0.17       0.33
  Diluted.....................................................       0.15       0.41       0.54       0.16       0.30
Shares used in basic per share calculations...................     62,952     61,510     61,554     60,293     56,085
Shares used in diluted per share calculations.................     65,337     65,726     65,776     65,719     62,142

UNAUDITED PRO FORMA COMBINED BALANCE SHEET DATA:
Working capital...............................................     84,276     71,129     80,569    175,313     96,355
Total assets..................................................    531,212    450,844    472,748    418,961    244,613
Convertible subordinated notes................................    140,000    140,000    140,000    140,000         --
Stockholders' equity..........................................    285,459    228,892    252,683    209,318    198,371

                           COMPARATIVE PER SHARE DATA

    The information below reflects:

    - the historical net income and book value per share of Wind River common stock and the historical net income (loss) and book value per share of Integrated Systems common stock in comparison with the unaudited pro forma net income (loss) and book value per share after giving effect to the proposed merger of Wind River with Integrated Systems on a pooling of interests basis; and

    - the equivalent historical net income and book value per share attributable to 0.92 of a share of Wind River common stock which will be received for each share of Integrated Systems common stock.

    You should read the following tables in conjunction with the unaudited pro forma condensed combined financial statements included elsewhere in this document, the historical consolidated financial statements and related notes of Wind River and the historical consolidated financial statements of Integrated Systems which are incorporated by reference in this joint proxy statement/prospectus.

    You should read the table below in conjunction with the respective audited and unaudited consolidated financial statements and related notes of Wind River and Integrated Systems incorporated by reference in this joint proxy statement/prospectus and the unaudited pro forma condensed financial information and notes related to such consolidated financial statements included elsewhere in this joint proxy statement/prospectus.

                                   WIND RIVER

                                                                                                 YEARS ENDED JANUARY 31,
                                                                        NINE MONTHS ENDED    -------------------------------
                                                                        OCTOBER 31, 1999       1999       1998       1997
                                                                      ---------------------  ---------  ---------  ---------
HISTORICAL PER COMMON SHARE DATA:
Net income per common share--basic(2)...............................        $     .35        $     .64  $     .11  $     .33
Net income per common share--diluted(2).............................        $     .33        $     .58  $     .10  $     .28
Book value per share(1).............................................        $    4.18        $    3.67

                               INTEGRATED SYSTEMS

                                                                                                     YEARS ENDED
                                                                                                    FEBRUARY 28,
                                                                       NINE MONTHS ENDED   -------------------------------
                                                                       NOVEMBER 30, 1999     1999       1998       1997
                                                                      -------------------  ---------  ---------  ---------
HISTORICAL PER COMMON SHARE DATA:
Net income (loss) per common share--basic(2)........................       $    (.19)      $     .42  $     .26  $     .32
Net income (loss) per common share--diluted(2)......................       $    (.19)      $     .40  $     .25  $     .31
Book value per share(1).............................................       $    4.54       $    4.44

                       WIND RIVER AND INTEGRATED SYSTEMS

                                                                                                 YEARS ENDED JANUARY 31,
                                                                        NINE MONTHS ENDED    -------------------------------
                                                                        OCTOBER 31, 1999       1999       1998       1997
                                                                      ---------------------  ---------  ---------  ---------
COMBINED PRO FORMA PER COMMON SHARE DATA:
Net income per Wind River share--basic(2)...........................        $     .16        $     .57  $     .17  $     .33
Net income per Wind River share--diluted(2).........................        $     .15        $     .54  $     .16  $     .30
Net income per equivalent Integrated Systems share--basic(3)........        $     .15        $     .52  $     .16  $     .30
Net income per equivalent Integrated Systems share--diluted(3)......        $     .14        $     .50  $     .15  $     .28
Book value per Wind River share(1)..................................        $    4.44        $    3.97
Book value per equivalent Integrated Systems share(3)...............        $    4.09        $    3.65

------------------------------

(1) The historical book value per Wind River share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at October 31, 1999 and January 31, 1999. The historical book value per Integrated Systems share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at November 30, 1999 and February 28, 1999. The pro forma combined book value per share is computed by dividing pro forma stockholders' equity by the pro forma number of shares of Wind River common stock outstanding as of October 31, 1999 assuming the merger had occurred as of that date.

(2) Basic net income (loss) per share is computed using the weighted average number of common shares outstanding during the period. Diluted net income
    (loss) per share is computed using the weighted average number of common and common equivalent shares outstanding during the period. Common equivalent shares consist of the incremental common shares issuable upon conversion of the convertible preferred stock and shares issuable upon the exercise of stock options and warrants. Common equivalent shares are excluded from the computations if their effect is antidilutive.

(3) The equivalent pro forma combined book value per Integrated Systems share is calculated by dividing the pro forma combined share amounts by the exchange ratio of 0.92 of a share of Wind River common stock for each share of Integrated Systems common stock.

                                  RISK FACTORS

    You should consider the following factors in evaluating whether to approve the issuance of shares of Wind River common stock in the merger and the principal terms of the merger. These factors should be considered in conjunction with the other information included or incorporated by reference in this joint proxy statement/prospectus.

RISKS RELATING TO THE MERGER:

IF WE DO NOT INTEGRATE OUR PRODUCTS, WE MAY LOSE CUSTOMERS AND FAIL TO ACHIEVE OUR FINANCIAL OBJECTIVES.

    Achieving the benefits of the merger will depend in part on the integration of Wind River's and Integrated Systems' products in a timely and efficient manner. In order for us to provide enhanced and more valuable products to our customers after the merger, we will need to integrate our product lines and development organizations. This will be difficult and unpredictable because our products are highly complex, have been developed independently and were designed without regard to such integration. If we cannot successfully integrate our products and continue to provide customers with products and new product features in the future on a timely basis, we may lose customers and our business and results of operations may be seriously harmed.

IF WE ARE NOT SUCCESSFUL IN INTEGRATING OUR ORGANIZATIONS, WE WILL NOT BE ABLE TO OPERATE EFFICIENTLY AFTER THE MERGER.

    Achieving the benefits of the merger will also depend in part on the successful integration of Wind River's and Integrated Systems' operations and personnel in a timely and efficient manner. Such integration requires coordination of different development and engineering teams. This, too, will be difficult and unpredictable because of possible cultural conflicts and different opinions on technical decisions and product roadmaps. If we cannot successfully integrate our operations and personnel, we will not realize the expected benefits of the merger.

INTEGRATING OUR COMPANIES MAY DIVERT MANAGEMENT'S ATTENTION AWAY FROM OUR OPERATIONS.

    Successful integration of Wind River's and Integrated Systems' operations, products and personnel may place a significant burden on our management and our internal resources. The diversion of management attention and any difficulties encountered in the transition and integration process could have a material adverse effect on the combined company's business, financial condition and operating results.

IF WE DO NOT SUCCESSFULLY INTEGRATE THE COMPANIES INTO A SINGLE BUSINESS AND REALIZE THE EXPECTED BENEFITS OF THE MERGER, WE WILL HAVE INCURRED SIGNIFICANT COSTS WHICH MAY HARM OUR BUSINESS.

    Wind River expects to incur costs from integrating Integrated Systems' operations, products and personnel. These costs may be substantial and may include costs for:

    - employee redeployment, relocation or severance;

    - conversion of information systems;

    - combining research and development teams and processes;

    - reorganization or closures of facilities; and

    - relocation or disposition of excess equipment.

    We do not know whether Wind River will be successful in these integration efforts and cannot assure you that we will realize the expected benefits of the merger.

FAILURE TO RETAIN KEY EMPLOYEES COULD DIMINISH THE BENEFITS OF THE MERGER.

    The successful combination of Wind River and Integrated Systems will depend in part on the retention of key personnel. There can be no assurance that Wind River will be able to retain Integrated Systems' key management, technical, sales and customer support personnel, or that Wind River will realize the anticipated benefits of the merger.

IF CUSTOMER RELATIONSHIPS ARE DISRUPTED BY THE MERGER, OUR SALES COULD DECLINE.

    Our customers may not continue their current buying patterns during the pendency of, and following, the merger. Any significant delay or reduction in orders for Wind River's or Integrated Systems' products could have a material adverse effect on the combined company's business, financial condition and results of operations. Customers may defer purchasing decisions as they evaluate the likelihood of successful integration of Wind River's and Integrated Systems' products and the combined company's future product strategy. Customers may also consider purchasing products of competitors. In addition, by increasing the breadth of Wind River's and Integrated Systems' business, the merger may make it more difficult for the combined company to enter into relationships, including customer relationships, with strategic partners, some of whom may view the combined company as a more direct competitor than either Wind River or Integrated Systems as an independent company.

BECAUSE INTEGRATED SYSTEMS SHAREHOLDERS WILL RECEIVE A FIXED NUMBER OF SHARES OF WIND RIVER COMMON STOCK IN THE MERGER, RATHER THAN A FIXED VALUE, IF THE MARKET PRICE OF WIND RIVER COMMON STOCK DECLINES, THE INTEGRATED SYSTEMS SHAREHOLDERS WILL RECEIVE CONSIDERATION IN THE MERGER OF LESSER VALUE.

    Upon completion of the merger, each Integrated Systems share will be converted into 0.92 of a share of Wind River common stock. Since the exchange ratio is fixed, the number of shares that Integrated System shareholders will receive in the merger will not change, even if the market price of Wind River common stock changes. There will be no adjustment of the exchange ratio or termination of the merger based solely on fluctuations in the price of Wind River common stock. In recent years, and particularly in recent months, the stock market, in general, and the securities of technology companies, in particular, have experienced extreme price and volume fluctuations. These market fluctuations may adversely affect the market price of Wind River common stock. The market price of Wind River common stock upon and after completion of the merger could be lower than the market price on the date of the merger agreement or the current market price. Integrated Systems shareholders should obtain recent market quotations of Wind River common stock before they vote on the merger.

RISKS RELATING TO WIND RIVER:

OUR REVENUES AND OPERATING RESULTS MAY FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD AND CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO DECLINE.

    Our revenues and operating results have fluctuated significantly in the past and may continue to do so in the future. If our quarterly or annual operating results do not meet the expectations of securities analysts and investors, the market price of our common stock could decline significantly. A number of factors, many of which are outside our control, may cause or contribute to these fluctuations, including:

    - the amount and timing of orders we receive;

    - changes in the length of our products' sales cycles, which increase as our customers' purchase decisions become more strategic and are made at higher management levels;

    - the success of our customers' products from which we derive our royalty revenues;

    - the mix of our revenues from the sale of services (which have lower gross margins than our revenue from the sale of products) as compared to products;

    - our ability to control our operating expenses, which we anticipate will continue to increase;

    - our ability to continue to develop, introduce and ship competitive new products and product enhancements quickly;

    - announcements, new product introductions and price reductions by our competitors;

    - our ability to manage costs for fixed-price consulting engagements;

    - changes in business cycles that affect the markets in which we sell our products;

    - economic conditions generally and in international markets, which historically have provided a significant portion of our revenues; and

    - foreign currency exchange rates.

    In addition, we often recognize a significant portion of our quarterly revenues from orders we receive and ship in the last month of the quarter and, as a result, we may not be able to forecast our revenues until late in the period. Further, our customers historically have purchased more of our products in our fourth fiscal quarter than in other quarters. A decrease in orders is likely to adversely and disproportionately affect our operating results, because a significant portion of our expenses are fixed and are based, in part, on our expectations of future revenues. Therefore, we have a limited ability to reduce expenses in response to a shortfall in anticipated revenues. We believe that period-to-period comparisons of our operating results may not be meaningful, and should not be relied on as an indication of our future performance.

WE FACE INTENSE COMPETITION, WHICH COULD DECREASE DEMAND FOR OUR PRODUCTS OR CAUSE US TO REDUCE THEIR PRICES.

    The embedded real-time software industry is highly competitive. We believe that our principal competition comes from companies that develop real-time operating systems in-house rather than purchase these systems from independent software vendors such as Wind River. We also compete with other independent software vendors, including:

    - Accelerated Technology, Inc.

    - Mentor Graphics, Inc.

    - Microsoft Corporation

    - Microware Systems Corporation

    - QNX Software Systems, Ltd.

    - Sun Microsystems, Inc.; and

    - Symbian Inc.

    In addition, hardware or other software vendors could seek to expand their product offerings by designing and selling products that directly compete with or adversely affect sales of our products. Many of our existing and potential competitors have substantially greater financial, technical, marketing and sales resources than we do. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements, or to devote greater resources to the development, promotion, sale and support of their products. Moreover, our competitors may foresee the course of market developments more accurately than we do and could in the future develop new technologies that compete with our products or even render our products obsolete. Although we believe we presently have certain technological and other advantages over our competitors, maintaining these advantages will require a continued high level of investment in research and development, marketing and customer service and support. In addition, competitive pressures could cause us to reduce the prices of our products, run-time royalties and services, which would result in reduced profit margins.

OUR FAILURE TO RESPOND QUICKLY TO RAPID TECHNOLOGICAL CHANGE WITH PRODUCT OFFERINGS WILL ADVERSELY AFFECT OUR ABILITY TO COMPETE.

    The market for embedded real-time software is characterized by ongoing technological developments, evolving industry standards and rapid changes in customer requirements. Our success depends upon our ability to adapt and respond to these changes. We must continuously update our existing products to keep them current with customer needs, and must develop new products to take advantage of new technologies, emerging standards, and expanding customer requirements that could render our existing products obsolete. We have from time to time experienced delays in the development of new products and the enhancement of existing products, including, most recently, a delay in the development of our new product "Tornado for Managed Switches." Such delays are commonplace in the software industry. We must achieve design wins with key customers because once a customer has designed a product with a particular operating system, that customer typically is reluctant to change its supplier, due to the significant costs associated with selecting a new supplier. If we cannot adapt or respond in a cost effective and timely manner to new technologies and new customer requirements, the market for our products would suffer.

BECAUSE OUR OPERATING RESULTS DEPEND UPON SALES OF A SMALL NUMBER OF PRODUCTS, A REDUCTION IN DEMAND FOR A SINGLE PRODUCT MAY DISPROPORTIONATELY DECREASE OUR OPERATING RESULTS.

    Revenue from sales of our Tornado and VxWorks family of products and services has historically accounted for substantially all of our revenue, and we expect this concentration will continue in the foreseeable future. Any reduction in the demand for our Tornado or VxWorks family of products and services could materially adversely affect our operating results and cause the price of our common stock to decline.

IF WE DO NOT CONTINUE TO SUCCESSFULLY ADDRESS NEW AND RAPIDLY CHANGING MARKETS, OUR REVENUES WILL DECLINE.

    We are continuously engaged in product development for new or rapidly changing markets. It is difficult to predict whether demand for any of these products will develop or increase in the future.

    In particular, we have invested significant time and effort, together with a consortium of industry participants, in the development of I2O, a new specification that is intended to create an open standard set of interface specifications for high performance Input Output (I/O) systems. In parallel with this effort, we have developed IxWorks, a real-time operating system for use in conjunction with the I2O specification. The success of the I2O specification and the IxWorks product line depends heavily on its adoption by a broad segment of the industry. We have also spent, and continue to spend, substantial time and financial resources to develop software solutions for Internet appliances and Internet infrastructure, including Tornado for Managed Switches. These products must be ported to an increasing number of internet protocols. If the protocols upon which our Internet products are based ultimately fail to be widely adopted, our products based in those protocols will fail to achieve market acceptance.

    If our products fail to achieve market acceptance or if their targeted markets fail to develop, our revenues will decline.

A SIGNIFICANT PORTION OF OUR REVENUE IS DERIVED FROM ROYALTIES, WHICH ARE DEPENDENT UPON THE EFFORTS OF THIRD PARTIES OUTSIDE OUR CONTROL.

    Our operating systems are embedded in customers' end-user products, and we receive royalty fees for each copy of our operating system embedded in those products. Our royalty revenues depend upon our ability to successfully negotiate royalty agreements with our customers and, in turn, their successful commercialization of the underlying products. We cannot control their product development or predict its success. If our customers are not successful, our royalty revenues will decline significantly.

ACQUISITIONS MAY DISRUPT OUR BUSINESS, DILUTE OUR STOCKHOLDERS AND INCREASE OUR INDEBTEDNESS.

    As part of our business strategy, we have acquired or made investments in several businesses, products and technologies that complement ours, and we anticipate that we will continue to do so in the future. We may experience difficulties integrating an acquired company's operations into ours. As a result, we may divert management attention to the integration that would otherwise be available for the ongoing development of our business. Acquisitions have additional inherent risks, including:

    - difficulties assimilating acquired operations, technologies or products;

    - unanticipated costs; and

    - adverse effects on relationships with customers, suppliers and employees.

    We may not be successful in integrating the businesses, products, technologies or personnel we acquire. Similarly, we cannot guarantee that our investments will yield a significant return if any. To finance acquisitions, we may issue equity securities, which may dilute our earnings per share, or incur significant indebtedness and related interest expense.

FAILURE OF OUR CURRENT AND PLANNED SYSTEMS, PROCEDURES AND CONTROLS TO ADEQUATELY MANAGE AND SUPPORT OUR ANTICIPATED GROWTH AND FUTURE OPERATIONS, COULD DISRUPT OUR BUSINESS.

    We have experienced, and expect to continue to experience, significant growth in our headcount and in the scope, complexity and geographic reach of our operations. To support this expansion, we must continue to improve our management controls, reporting systems and procedures. To implement those improvements, we must purchase, develop and maintain complex and expensive systems, such as our enterprise resource planning system and our planned sales force automation system. Our current and planned systems, procedures and controls may not be adequate to support our future operations. Failure of these systems to meet our needs could disrupt our operations.

IF WE ARE UNABLE TO ATTRACT AND RETAIN QUALIFIED EMPLOYEES IN AN INCREASINGLY COMPETITIVE ENVIRONMENT, OUR BUSINESS MAY SUFFER.

    Our future success depends, and will continue to depend, on our ability to hire, train, motivate and and retain additional highly skilled managerial, product development, marketing, sales, customer support and operations personnel to support our growing business. Competition for these personnel is intense, especially for engineers and especially in the San Francisco Bay Area where we maintain our headquarters and principal engineering facilities. We cannot be certain that we will be successful in recruiting and retaining such personnel. Our failure to do so could impair our ability to compete successfully.

OUR SIGNIFICANT INTERNATIONAL BUSINESS ACTIVITIES SUBJECT US TO ECONOMIC RISKS.

    During the three and nine month period ended October 31, 1999 and the fiscal year ended January 31, 1999, we derived approximately 36%, 36% and 32%, respectively, of our total revenue from sales outside of North America. We expect that international sales will continue to generate a significant percentage of our total revenue in the foreseeable future, and we also expect to continue to make investments to further expand our international operations and to increase our direct sales force in Europe and Asia.

    Risks inherent in international operations include:

    - the imposition of governmental controls and regulatory requirements;

    - the costs and risks of localizing products for foreign countries;

    - unexpected changes in tariffs, import and export restrictions and other barriers and restrictions;

    - greater difficulty in accounts receivable collection;

    - the restrictions of repatriation of earnings;

    - the burdens of complying with a variety of foreign laws; and

    - difficulties in staffing and managing foreign subsidiaries and branch operations.

    Any of these events could reduce our international sales and increase our costs of doing business internationally.

GAINS AND LOSSES RESULTING FROM FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES COULD HARM OUR INTERNATIONAL BUSINESS AND OUR OVERALL OPERATING RESULTS.

    As a business with significant international operations, we face exposure to adverse movements in foreign currency exchange rates. Sales by our foreign subsidiaries are denominated in the local currency, and an increase in the relative value of the dollar against such currencies would reduce our revenues in dollar terms or make our products more expensive and, therefore, potentially less competitive in foreign markets. Gains and losses on the conversion to dollars of accounts receivable, accounts payable and other monetary assets and liabilities arising from international operations may contribute to fluctuations in our results of operations.

OUR INTERNATIONAL BUSINESS DEPENDS ON THE EFFORTS OF THIRD PARTY DISTRIBUTORS OUTSIDE OUR CONTROL.

    We rely on distributors for sales of our products in certain foreign countries. Accordingly, we are dependent on their ability to promote and support our products and, in some cases, to translate them into foreign languages. Wind River's international distributors generally offer products of several different companies, including in some cases products that are competitive with Wind River's products. We cannot predict that our international distributors will continue to market our products or provide them with adequate levels of support. If our international distributors do not promote our products effectively, our international revenues could decline.

WE SELL A SIGNIFICANT PORTION OF OUR PRODUCTS TO CUSTOMERS DEPENDENT UPON GOVERNMENT FUNDING, WHICH MAY NOT CONTINUE TO BE AVAILABLE.

    We have derived a portion of our revenues historically from sales of systems built to the VME (versabus module eurocard) standard. These systems typically are used in high cost, low volume applications, including military, telecommunications, space and research applications. Although we believe that revenues from sales of products designed for embedded systems applications (non-VME customers) will account for an increasing percentage of our revenues in the future, we do expect revenues from the VME market to continue to be significant for the foreseeable future. Academic institutions and defense industry participants, which generate most of our VME revenues, are dependent on government funding. Any unanticipated future termination of government funding of VME customers would reduce our revenues.

WE HAVE RECENTLY BEGUN TO OFFER SOFTWARE CONSULTING SERVICES, WHICH HAVE LOWER MARGINS THAN OUR CORE BUSINESS.

    Our new professional services business is characterized by fixed-price commitments and high costs for personnel and consultants. If this business is not successful, or if it grows more slowly than anticipated, our gross margin will suffer.

THE RIGHTS WE RELY UPON TO PROTECT THE INTELLECTUAL PROPERTY UNDERLYING OUR PRODUCTS MAY NOT BE ADEQUATE, WHICH COULD ENABLE THIRD PARTIES TO USE OUR TECHNOLOGY AND REDUCE OUR ABILITY TO COMPETE IN THE MARKET.

    Our success is partially dependent upon the proprietary technology contained in our products. We currently rely on a combination of patents, copyrights, trademarks, trade secret laws, and contractual provisions to establish and protect our intellectual property rights in our products. We cannot be certain that the steps we take to protect our intellectual property will adequately protect our rights, that others will not independently develop or otherwise acquire equivalent or superior technology, or that we can maintain such technology as trade secrets. For example, end user licenses of our software are frequently in the form of shrink wrap or click wrap license agreements, which are not signed by licensees, and these may be unenforceable in some cases. In addition, policing unauthorized use of our products is difficult, and while we are unable to determine the extent to which software piracy of our products exists, software piracy can be expected to be a persistent problem, particularly in foreign countries, where the laws may not protect our intellectual property as fully as in the United States. Employees, consultants, and others who participate in the development of our products may breach their agreements with us regarding our intellectual property, and we may not have adequate remedies for any such breach.

IF WE ENFORCE OUR INTELLECTUAL PROPERTY RIGHTS THROUGH LITIGATION, THE COSTS COULD BE SIGNIFICANT.

    We may initiate claims or litigation against third parties for infringement of our proprietary rights or to establish the validity of our proprietary rights. Litigation to determine the validity of any claims, whether or not such litigation is determined in our favor, could result in significant expense to us and divert the efforts of our technical and management personnel from productive tasks.

THIRD PARTY CLAIMS OF PATENT INFRINGEMENT COULD RESULT IN SUBSTANTIAL COSTS.

    We occasionally receive communications from third parties alleging patent infringement, and there is always the chance that third parties may assert infringement claims against us. Any such claims, with or without merit, could result in costly litigation, expense of significant resources to develop non-infringing technology, cause product shipment delays or require us to enter into royalty or licensing agreements. We cannot be certain that the necessary licenses will be available or that they can be obtained on commercially reasonable terms. If we were to fail to obtain such royalty or licensing agreements in a timely manner and on reasonable terms, our business, financial condition and results of operations would be materially adversely affected. We believe that our products and technology do not infringe on the intellectual property rights of others or upon intellectual property rights that may be granted in the future pursuant to pending applications. We also believe that we will not be required to obtain licenses of technology owned by other parties.

DEFECTS IN OUR PRODUCTS COULD HURT OUR OPERATING RESULTS AND EXPOSE US TO SIGNIFICANT PRODUCT LIABILITY CLAIMS.

    Because of their complexity, software products, including Wind River's, have in the past and may in the future contain undetected or unresolved errors, particularly when first introduced or as new versions are released. Despite extensive testing, errors may be found in our current or future products or enhancements after commencement of commercial shipments. If this occurs, we may experience delay in or loss of market acceptance and sales, product returns, diversion of development resources, injury to our reputation, and increased service and warranty costs.

    Our products are increasingly used in applications, such as network infrastructure, transportation, medical and mission-critical business systems, in which the failure of the embedded system could cause property damage, personal injury or economic loss resulting in product liability claims against us. Although our agreements with our customers typically contain provisions intended to limit our exposure to liability claims, these provisions may not be effective in doing so in all circumstances or in all jurisdictions. We maintain product liability insurance covering certain damages arising from use of our products, however such insurance may not adequately cover claims brought against us. Liability claims against us could require us to spend significant time and money in litigation and, if successful, to pay significant damages.

THE YEAR 2000 PROBLEM MAY ADVERSELY AFFECT OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

    The "year 2000 problem" is typically the result of limitations of certain software written using two digits rather than four digits to define the applicable year resulting in certain programs recognizing "00" as the year 1900 rather than the year 2000. If software does not correctly recognize date information in connection with the year change to 2000, we could experience the following:

    - potential warranty or other claims from our customers, which may result in significant expense to Wind River;

    - failure of systems we use to run our business, which could disrupt our business operations;

    - failure of systems used by our suppliers, which could delay or affect the quality of our manufacturing or products; and

    - the potential failure of our products due to year 2000 problems, which may require that we replace any such products and potentially incur significant unexpected expenses.

    Although we believe our most current releases of our products, including third party software integrated into certain products, are year 2000 compliant, because all customer situations cannot be anticipated, we may see an increase in warranty and other claims as a result of the year 2000 transition. In addition, litigation, and resulting expenses, regarding year 2000 compliance issues may increase.

    The majority of our products are combined by our customers with other software programs or hardware devices not provided by us. These combinations with other products that are not year 2000 compliant or modifications of our products by our customers may introduce year 2000 issues for our customers. Our customers' inability to remedy their own year 2000 problems could affect their demand for our products.

WE HAVE SUBSTANTIAL DEBT SERVICE AND PRINCIPAL REPAYMENT OBLIGATIONS, WHICH COULD MAKE IT DIFFICULT FOR US TO OBTAIN FINANCING.

    We sold $140 million of 5% convertible subordinated notes in 1997, which mature in 2002. This debt financing increased significantly both the ratio of our long-term debt to our total capitalization and our interest expenses. The degree to which we are leveraged could impair our ability to obtain financing for working capital or acquisitions, should we need to do so. The notes are convertible into our common stock at a price of $32.33 per share, and no notes have been converted to date. On August 1, 2002, we will be required either to pay off or refinance any unconverted notes. We do not know if we will be able to refinance the notes on favorable terms or at all. If a significant amount of the notes remains unconverted at maturity and we are unable to refinance the notes, the repayment would deplete our cash reserves significantly.

OUR STOCK PRICE HAS BEEN AND MAY CONTINUE TO BE VOLATILE; A SIGNIFICANT DECREASE IN OUR STOCK PRICE MAY INCREASE OUR EXPOSURE TO SECURITIES LITIGATION.

    The trading price of our common stock has been and is likely to be volatile. It could fluctuate widely in response to a variety of factors, including:

    - actual or anticipated variations in our operating results;

    - announcements of new products or significant events or transactions by us or our competitors;

    - changes in our industry;

    - changes in financial estimates by securities analysts;

    - pricing pressures;

    - general market conditions;

    - events affecting other companies that investors believe to be comparable to us; and

    - other events or factors that may be beyond our control.

    In recent years, the stock markets in general and the shares of technology companies in particular have experienced extreme price fluctuations. These fluctuations often have been unrelated or disproportionate to the operating performance of the companies affected. Any change in investors' perception of our prospects could depress our stock price regardless of our results. Other broad market and industry factors may decrease our stock price, as may general political or economic conditions such as recessions or interest rate or currency fluctuations. In the past, following declines in the market price of a company's securities, securities class action litigation often has been instituted against the company. Litigation of this type, even if ultimately unsuccessful, could result in substantial costs and a diversion of management's time and focus.

RISKS RELATING TO INTEGRATED SYSTEMS:

    Integrated Systems is subject to a number of risks similar to those described above under the following sub-headings:

    - OUR REVENUES AND OPERATING RESULTS MAY FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD AND CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO DECLINE;

    - WE FACE INTENSE COMPETITION, WHICH COULD DECREASE DEMAND FOR OUR PRODUCTS OR CAUSE US TO REDUCE THEIR PRICES;

    - IF WE ARE UNABLE TO ATTRACT AND RETAIN QUALIFIED EMPLOYEES IN AN INCREASINGLY COMPETITIVE ENVIRONMENT, OUR BUSINESS MAY SUFFER;

    - OUR INTERNATIONAL BUSINESS DEPENDS ON THE EFFORTS OF THIRD PARTY DISTRIBUTORS OUTSIDE OUR CONTROL;

    - THE RIGHTS WE RELY UPON TO PROTECT THE INTELLECTUAL PROPERTY UNDERLYING OUR PRODUCTS MAY NOT BE ADEQUATE, WHICH COULD ENABLE THIRD PARTIES TO USE OUR TECHNOLOGY AND REDUCE OUR ABILITY TO COMPETE IN THE MARKET;

    - THIRD PARTY CLAIMS OF PATENT INFRINGEMENT COULD RESULT IN SUBSTANTIAL COSTS; and

    - DEFECTS IN OUR PRODUCTS COULD HURT OUR OPERATING RESULTS AND EXPOSE US TO SIGNIFICANT PRODUCT LIABILITY CLAIMS.

In addition, Integrated Systems is subject to a number of additional risks, including those described below. Some of these additional risks are also similar to risks described above relating to Wind River.

SMALL VARIATIONS BETWEEN ANTICIPATED ORDERS AND ACTUAL ORDERS, AS WELL AS NONRECURRING OR LARGE ORDERS, CAN CAUSE DISPROPORTIONATE VARIATIONS IN OUR OPERATING RESULTS FROM QUARTER TO QUARTER.

    Fluctuations in our operating results contribute to the volatility of the market price of our common stock. If our operating results for a particular period do not meet the expectations of stock market analysts and investors, the market price of our stock will likely fall. Factors that contribute to variations in our operating results include:

    - our product revenue in any quarter depends on the volume and timing of orders received in that quarter;

    - the magnitude of quarterly fluctuations may not become evident until late in, or after the end of, a particular quarter because we generally recognize a substantial portion of our total revenue from orders received and shipped in the last two weeks of the quarter; and

    - a high percentage of our expenses is fixed and we may not be able to reduce expenses if revenues decrease.

OUR LENGTHY AND VARIABLE SALES CYCLE MAKES IT DIFFICULT FOR US TO PREDICT WHETHER OR IF SALES WILL BE MADE.

    The procurement process of our customers typically ranges from a few weeks to several months or longer from initial inquiry to order, making the timing of sales and license fees difficult to predict. As licensing of our products increasingly becomes a more strategic decision made at higher management levels, we believe that sales cycles for our products will lengthen. We may have significant sales and marketing expenses during the time the potential customer is evaluating our products. If sales forecasted from a specific customer for a particular quarter are not realized, we may experience an unplanned shortfall in product revenue.

IF WE HAVE DIFFICULTIES INTRODUCING NEW PRODUCTS OR PRODUCT ENHANCEMENTS, OUR BUSINESS REPUTATION AND FINANCIAL PERFORMANCE WOULD SUFFER.

    The market for embedded applications is fragmented and is characterized by technological change, evolving industry standards and rapid changes in customer requirements. Our existing products will be rendered less competitive or obsolete if we fail to introduce new products or product enhancements that anticipate the features and functionality that customers demand. The success of our new product introductions will depend on our ability to:

    - accurately anticipate industry trends and changes in technology standards;

    - timely complete and introduce new product designs and features;

    - continue to enhance our existing product lines;

    - offer our products across a spectrum of microprocessor families used in the embedded systems market;

    - respond promptly to customers' requirements and preferences; and

    - manage the transition from older products to minimize disruption in customer ordering patterns.

INTERNATIONAL SALES OF OUR PRODUCTS ACCOUNT FOR A SIGNIFICANT PORTION OF OUR TOTAL REVENUE, WHICH EXPOSES US TO THE BUSINESS AND ECONOMIC RISKS OF INTERNATIONAL OPERATIONS.

    Sales from outside of North America accounted for approximately 38% of our total revenue in fiscal year 1997, 41% of our total revenue in fiscal year 1998 and 42% of our total revenue in fiscal year 1999 and the first nine months of fiscal year 2000. We expect that international sales will continue to generate a significant percentage of our total revenue in the foreseeable future. International operations are subject to a number of special risks. These risks include:

    - foreign government regulation;

    - reduced protection of intellectual property rights in some countries where we do business;

    - longer receivable collection periods and greater difficulty in accounts receivable collection;

    - unexpected changes in, or imposition of, regulatory requirements, tariffs, import and export restrictions and other barriers and restrictions;

    - potentially adverse tax consequences;

    - the burdens of complying with a variety of foreign laws and staffing and managing foreign operations;

    - general geopolitical risks, such as political and economic instability, hostilities with neighboring countries and changes in diplomatic and trade relationships; and

    - possible recessionary environments in economies outside the United States.

    More generally, recent instability in Asian currency and stock market economies could adversely affect the economic health of the entire region and could have an adverse effect on our results of operations. For example, in many countries in the Asia Pacific region, during fiscal years 1998 and 1999 there was little or no growth in investment in product development infrastructure by manufacturing companies.

IF OUR INTERNATIONAL DISTRIBUTORS AND REPRESENTATIVES DO NOT PROMOTE OUR PRODUCTS EFFECTIVELY, OUR REVENUES COULD DECLINE.

    We rely on distributors and representatives for sales of our products in some foreign countries. We depend on their ability to promote and support our products and, in some cases, to translate them into foreign languages. Our international distributors and representatives generally offer products of several different companies, including in some cases products that are competitive with our products, and these distributors and representatives are not subject to any minimum purchase or resale requirements. Our international distributors and representatives may not continue to purchase our products or provide them with adequate levels of support.

IF WE LOSE THIRD-PARTY LICENSE RIGHTS, WE MAY NOT BE ABLE TO SELL SOME OF OUR PRODUCTS.

    We license software development tool products from other companies to distribute with some of our products. These third parties may not be able to provide competitive products with adequate features and high quality on a timely basis or to provide sales and marketing cooperation. In addition, our products compete with products produced by some of our licensors. When these licenses terminate or expire, continued license rights might not be available to us on reasonable terms. In addition, we might not be able to obtain similar products to substitute into our tool suites.

IF WE OR OUR SIGNIFICANT SUPPLIERS OR SERVICE PROVIDERS FAIL TO BE YEAR 2000 COMPLIANT, OUR BUSINESS MAY BE DISRUPTED AND OUR REVENUES MAY DECLINE.

    We believe that all of our most current product releases will not cease to perform nor generate incorrect or ambiguous data or results solely due to the change in date on or after January 1, 2000, and will calculate any information dependent on such dates in the same manner, and with the same functionality, data integrity and performance, as these products did on or before December 31, 1999. However, all of our customers may not implement the Year 2000 compliant release of our products in a timely manner, which could lead to failure of customer systems and product liability claims against us.

Even if our products are Year 2000 compliant, we may, in the future, be subject to claims based on Year 2000 issues in the products of other companies or issues arising from the integration of multiple products within a system. The costs of defending and resolving Year 2000-related disputes, and any liability for Year 2000-related damages, including consequential damages, could be significant. In addition, Year 2000 failures could have a negative effect on our competitive position. If any of our critical suppliers do not successfully and timely achieve Year 2000 compliance, and we are unable to replace them with new or alternate suppliers, our business would be disrupted.

WE ARE AT RISK OF SECURITIES CLASS ACTION LITIGATION DUE TO OUR STOCK PRICE VOLATILITY.

    The prices for our common stock have fluctuated widely in the past. During the six months ended January 6, 2000, the closing price of a share of our common stock ranged from a high of $38.88 to a low of $8.44. Stock price volatility has had a substantial effect on the market prices of securities issued by us and other high technology companies, often for reasons unrelated to the operating performance of the specific companies. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against the company. We may in the future be the target of similar litigation. Regardless of the outcome, securities litigation may result in substantial costs and divert management attention and resources.

                                 THE COMPANIES

WIND RIVER

    Wind River develops, markets and supports advanced software operating systems and development tools that allow customers to create complex, robust, real-time software applications for embedded computers. An embedded, or hidden, computer is a microprocessor that is incorporated into a larger device and is dedicated to responding to external events by performing specific tasks quickly, predictably and reliably. Embedded systems provide an immediate, predictable response to an unpredictable sequence of external events. As more powerful microprocessors have become available and have decreased in price, embedded systems are being used in a wider range of applications and digital appliances and are facilitating the development of entirely new products. In addition, emerging Embedded Internet-Registered Trademark- applications for interactive entertainment, network computers, remote maintenance, and other areas may offer significant additional opportunities for embedded systems. Some examples of embedded computers are:

    - telecommunications products such as PBX, routers, central office switches and call processing systems;

    - office products such as fax machines, laser printers and photocopiers;

    - vehicle anti-lock brakes and navigation systems;

    - consumer products such as camcorders, video games and set-top boxes;

    - medical instrumentation and imaging systems;

    - industrial automation equipment such as robots; and

    - aerospace devices such as NASA's Mars probe, Pathfinder.

    Wind River's operating systems and development tools allow customers to create complex real-time embedded software applications more quickly, more economically and with less risk than creating such applications using internally developed systems and tools. Wind River typically charges a one-time fee for a development license and a run-time license fee for each copy of its operating system embedded in the customer's product. A key component of Wind River's strategy is to significantly increase revenue through run-time license fees. Any increase in the percentage of revenues attributable to run-time licenses will depend on Wind River's successful negotiation of run-time license agreements and on the successful commercialization by its customers of the underlying products.

    Wind River markets its products and services in North America and Europe primarily through its own direct sales organization, which consists of salespersons and field engineers. Wind River has eighteen licensed international distributors principally to serve customers in regions not serviced by its direct sales force or its Japanese master distributors. Wind River's customers include Boeing Company, Cisco Systems, Inc., Ericsson Radio Systems AB, General Motors Corporation, Hewlett-Packard Company, Hitachi, Ltd., Hughes Aircraft Company, Lucent Technologies Inc., Intel Corporation, Lockheed-Martin Corporation, McDonnell Douglas Corporation, Mitsubishi Electric Corporation, Motorola, Inc., Network Computer, Inc., Nippon Electric Corporation, Northern Telecom Ltd., Raytheon Company, Siemens AG, Sun Microsystems, Inc., and
TRW Inc.

    Wind River was incorporated in California in February 1983 and reincorporated in Delaware in April 1993.

MERGER SUB

    Merger Sub is a wholly owned subsidiary of Wind River incorporated on October 5, 1999 in the State of Delaware. Merger Sub does not engage in any operations and exists solely to facilitate the merger.

INTEGRATED SYSTEMS

    Integrated Systems provides solutions for embedded software development that consist of real-time operating systems and software components for embedded microprocessors; tools for designing, developing and optimizing embedded applications; networking products for device connectivity and management; and engineering design services for accelerated co-sourced product development. Integrated Systems' products help users accelerate the design, development, debugging, implementation and maintenance of embedded software. Integrated Systems' products and services are intended to reduce the expense associated with embedded software and system development and enable customers to develop systems featuring greater functionality, enhanced performance, improved reliability and ease-of-use. Integrated Systems markets and supports its products and provides services on a worldwide basis to a variety of users in a broad range of industries, including telecommunications, data communications, automotive, consumer electronics, office products and point-of-sale, and aerospace.

    Integrated Systems' engineering services group offers core competencies in areas such as embedded software design and implementation, drivers and board support package development, rapid system prototyping, Application Specific Integrated Circuit design and development, sophisticated application programming, test and certification, production engineering, cost reduction, and customized hands-on training. These services have allowed Integrated Systems to offer its customers complete turnkey solutions. Integrated Systems' extensive resources and industry-specific expertise help customers in a wide range of industries that include:

    - the telecommunications market;

    - the data communications market;

    - the automotive market;

    - the consumer electronics market;

    - the office products & point-of-sale markets; and

    - the aerospace market.

    Founded in 1980, Integrated Systems is headquartered in Sunnyvale, California, with a worldwide sales and service presence extending throughout Asia, Europe and the Americas.

                 THE SPECIAL MEETING OF WIND RIVER STOCKHOLDERS

DATE, TIME AND PLACE

    The special meeting of Wind River stockholders will be held on Tuesday, February 15, 2000, at the principal executive offices of Wind River located at 600 Wind River Way, Alameda, California commencing at 11:00 a.m. local time. We are sending this joint proxy statement/prospectus to you in connection with the solicitation of proxies by the Wind River board of directors for use at the Wind River special meeting and any adjournments or postponements of the special meeting.

PURPOSES OF THE SPECIAL MEETING

    The purposes of the special meeting are:

    - to consider and vote on the proposal to approve the issuance of shares of Wind River common stock in the merger;

    - to approve the amendment to the Wind River 1998 Equity Incentive Plan to increase the number of shares of Wind River common stock reserved for option grants under the 1998 Equity Incentive Plan by 2,600,000 shares; and

    - to transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

RECOMMENDATION OF WIND RIVER'S BOARD OF DIRECTORS

    THE WIND RIVER BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF WIND RIVER COMMON STOCK IN THE MERGER IS ADVISABLE AND IN THE BEST INTERESTS OF WIND RIVER AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED AND ADOPTED THE PROPOSAL. ACCORDINGLY, THE WIND RIVER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL WIND RIVER STOCKHOLDERS VOTE "FOR" THE ISSUANCE OF SHARES OF WIND RIVER COMMON STOCK IN THE MERGER. THE WIND RIVER BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE WIND RIVER 1998 EQUITY INCENTIVE PLAN.

RECORD DATE AND VOTING POWER

    Only holders of record of Wind River common stock at the close of business on the record date, December 23, 1999, are entitled to notice of, and to vote at, the special meeting. There were approximately 665 holders of record of Wind River common stock at the close of business on the record date, with 42,214,854 shares of Wind River common stock issued and outstanding. Each share of Wind River common stock entitles the holder thereof to one vote on each matter submitted for stockholder approval. See "Security Ownership by Certain Beneficial Owners" for information regarding persons known to the management of Wind River to be the beneficial owners of more than 5% of the outstanding shares of Wind River common stock.

VOTING AND REVOCATION OF PROXIES

    All properly executed proxies that are not revoked will be voted at the special meeting and at any adjournments or postponements of the special meeting in accordance with the instructions contained in the proxy. If a holder of Wind River common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted "FOR" the issuance of shares of Wind River common stock in the merger and "FOR" approval of the amendment to the Wind River 1998 Equity Incentive Plan in accordance with the recommendation of the Wind River board of directors.

    A Wind River stockholder who has executed and returned a proxy may revoke it at any time before it is voted at the special meeting by executing and returning a proxy bearing a later date, filing written notice of revocation with the Secretary of Wind River stating that the proxy is revoked or attending the special meeting and voting in person.

REQUIRED VOTE

    The presence, in person or by proxy, at the special meeting of the holders of a majority of the shares of Wind River common stock outstanding and entitled to vote at the special meeting is necessary to constitute a quorum at the meeting. The affirmative vote of the holders of a majority of the votes cast is required for approval of the issuance of the Wind River shares in the merger, and the affirmative vote of the holders of a majority of the shares of Wind River common stock present in person or represented by proxy and entitled to vote at the special meeting is required for approval of the amendment to the 1998 Equity Incentive Plan. Abstentions will be counted towards the tabulation of votes cast on the proposals presented to stockholders and will have the same effect as negative votes, and broker non-votes will be counted towards a quorum, but are not counted for any purpose in determining whether the proposals are approved.

    At the record date for the special meeting, the directors and executive officers of Wind River owned approximately 12% of the outstanding shares of Wind River common stock entitled to vote at the meeting. Jerry L. Fiddler, Thomas St. Dennis, Ronald A. Abelmann, William B. Elmore, David B. Pratt and Grant M. Inman, directors of Wind River, and Richard W. Kraber, David G. Fraser, Graham
D. Shenton, Curt Schacker, Peter J. Richards, John Fogelin, Kamran Sokhanvari, and Marla Ann Stark, executive officers of Wind River, have each entered into a voting agreement with Integrated Systems dated October 21, 1999. They have agreed in the voting agreements to vote all shares of Wind River common stock owned by them as of the record date in favor of the issuance of shares of Wind River common stock in the merger. They granted Integrated Systems an irrevocable proxy to vote their shares of Wind River common stock in favor of the issuance of shares of Wind River common stock in the merger. Additionally, Jazem II Family Partners LP (of which Jerry L. Fiddler is a General Partner); Jazem III Family Partners LP (of which Jerry L. Fiddler is a partner); Grant M. Inman and Suanne B. Inman, Trustees FBO Inman Living Trust UAD 5/9/89; Grant M. Inman Custodian SSB Keogh PS Custodian the West Ven Keogh; GWIK a Partnership; and Suanne Inman Trustee FBO Bonner Trust 1988 MBI UAD 12/22/88 have entered into voting agreements with Integrated Systems dated October 21, 1999. Approximately 4,885,522 shares of Wind River common stock, which represents approximately 12% of the outstanding shares of Wind River common stock as of the record date, are subject to the voting agreements. See "Voting Agreements."

SOLICITATION OF PROXIES

    In addition to solicitation by mail, the directors, officers, employees and agents of Wind River may solicit proxies from Wind River's stockholders by personal interview, telephone, telegram or otherwise. Wind River will bear the costs of the solicitation of proxies from its stockholders, except that Wind River and Integrated Systems will each pay one-half of the cost of printing this joint proxy statement/ prospectus. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Wind River common stock for the forwarding of solicitation materials to the beneficial owners of Wind River common stock. Wind River will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. Wind River has engaged the services of D.F. King & Co., Inc. to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from Wind River stockholders for a fee of approximately $5,000 plus reasonable out-of-pocket expenses.

OTHER MATTERS

    At the date of this joint proxy statement/prospectus, the Wind River board of directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this joint proxy statement/prospectus. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

             THE SPECIAL MEETING OF INTEGRATED SYSTEMS SHAREHOLDERS

DATE, TIME AND PLACE

    The special meeting of Integrated Systems shareholders will be held on Tuesday, February 15, 2000, at the principal executive offices of Integrated Systems located at 201 Moffett Park Drive, Sunnyvale, California commencing at 9:00 a.m. local time. We are sending this joint proxy statement/ prospectus to you in connection with the solicitation of proxies by the Integrated Systems board of directors for use at the Integrated Systems special meeting and any adjournments or postponements of the special meeting.

PURPOSE OF THE SPECIAL MEETING

    The purpose of the special meeting is to consider and vote upon a proposal to approve the principal terms of the merger and to transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

RECOMMENDATION OF INTEGRATED SYSTEMS' BOARD OF DIRECTORS

    THE INTEGRATED SYSTEMS BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSAL TO APPROVE THE PRINCIPAL TERMS OF THE MERGER IS ADVISABLE AND IN THE BEST INTERESTS OF INTEGRATED SYSTEMS AND ITS SHAREHOLDERS AND HAS UNANIMOUSLY APPROVED AND ADOPTED THE PROPOSAL. ACCORDINGLY, THE INTEGRATED SYSTEMS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL INTEGRATED SYSTEMS SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER.

RECORD DATE AND VOTING POWER

    Only holders of record of Integrated Systems common stock at the close of business on the record date, December 23, 1999, are entitled to notice of, and to vote at, the special meeting. There were approximately 178 holders of record of Integrated Systems common stock at the close of business on the record date, with 24,256,570 shares of Integrated Systems common stock issued and outstanding. Each share of Integrated Systems common stock entitles the holder thereof to one vote on each matter submitted for shareholder approval. See "Security Ownership by Certain Beneficial Owners" for information regarding persons known to the management of Integrated Systems to be the beneficial owners of more than 5% of the outstanding shares of Integrated Systems common stock.

VOTING AND REVOCATION OF PROXIES

    All properly executed proxies that are not revoked will be voted at the special meeting and at any adjournments or postponements of the special meeting in accordance with the instructions contained in the proxy. If a holder of Integrated Systems common stock executes and returns a proxy and does not specify otherwise, the shares represented by the proxy will be voted "for" approval of the principal terms of the merger in accordance with the recommendation of the Integrated Systems board of directors. An Integrated Systems shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the special meeting by executing and returning a proxy bearing a later date, filing written notice of revocation with the Secretary of Integrated Systems stating that the proxy is revoked or attending the special meeting and voting in person.

REQUIRED VOTE

    The presence, in person or by proxy, at the special meeting of the holders of a majority of the shares of Integrated Systems common stock outstanding and entitled to vote at the special meeting is necessary to constitute a quorum at the meeting. The affirmative vote of the holders of a majority of the shares of Integrated Systems common stock outstanding as of the record date is required to approve the principal terms of the merger. In determining whether the principal terms of the merger have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the principal terms of the merger.

    At the record date for the special meeting, the directors and executive officers of Integrated Systems owned approximately 27% of the outstanding shares of Integrated Systems common stock entitled to vote at the meeting. Narendra K. Gupta, Charles M. Boesenberg, John C. Bolger, Michael A. Brochu, Vinita Gupta, Thomas Kailath, Richard C. Murphy and James E. Challenger, directors of Integrated Systems, and, William C. Smith, J.C. Sarner, David Stepner, Scot Morrison, Martin A. Caniff and Joseph Addiego, executive officers of Integrated Systems, have each entered into a voting agreement with Wind River dated
October 21, 1999. They have agreed in the voting agreements to vote all shares of Integrated Systems common stock owned by them as of the record date in favor of the approval of the principal terms of the merger. They granted Wind River an irrevocable proxy to vote their shares of Integrated Systems common stock in favor of the approval of the principal terms of the merger. Approximately 6,474,095 shares of Integrated Systems common stock, which represents approximately 27% of the outstanding shares of Integrated Systems common stock as of the record date, are subject to the voting agreements. See "Voting Agreements."

SOLICITATION OF PROXIES

    In addition to solicitation by mail, the directors, officers, employees and agents of Integrated Systems may solicit proxies from Integrated Systems shareholders by personal interview, telephone, telegram or otherwise. Integrated Systems will bear the costs of the solicitation of proxies from its shareholders, except that Wind River and Integrated Systems will each pay one-half of the cost of printing this joint proxy statement/prospectus. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Integrated Systems common stock for the forwarding of solicitation materials to the beneficial owners of Integrated Systems common stock. Integrated Systems will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. Integrated Systems has engaged the services of Corporate Investor Communications to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from Integrated Systems shareholders for a fee of approximately $5,700 plus reasonable out-of-pocket expenses.

OTHER MATTERS

    At the date of this joint proxy statement/prospectus, the Integrated Systems board of directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this joint proxy statement/prospectus. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

                                   THE MERGER

GENERAL DESCRIPTION OF THE MERGER

    At the effective time, Merger Sub will be merged with and into Integrated Systems. Integrated Systems will be the surviving corporation and will continue as a wholly owned subsidiary of Wind River. In the merger, each share of Integrated Systems common stock outstanding at the effective time will automatically be converted into 0.92 of a share of Wind River common stock.

    Based on the number of shares of Wind River common stock and Integrated Systems common stock outstanding as of the record date, 22,316,044 shares of Wind River common stock will be issuable pursuant to the merger agreement, representing approximately 35% of the total Wind River common stock to be outstanding after such issuance. This assumes that no Integrated Systems or Wind River stock options are exercised.

BACKGROUND

    Over the past several years, Wind River has identified and pursued as one of its strategies growth through the acquisition of, or combination with, complementary businesses. Integrated Systems has identified and pursued a similar strategy.

    Wind River and Integrated Systems have been familiar with each other's businesses for many years. Senior executives of the two companies have encountered one another in a variety of business and industry settings over the past several years.

    On August 16, 1999, Jerry L. Fiddler, Wind River's Chairman of the Board, made a telephone call to Narendra Gupta, Integrated Systems' Chairman of the Board. Dr. Gupta returned Mr. Fiddler's telephone call on August 20, 1999, and Mr. Fiddler and Dr. Gupta agreed to meet face-to-face on August 24, 1999. At the meeting on August 24, 1999, Mr. Fiddler and Dr. Gupta discussed the possibility of a strategic combination of the two companies and considered the potential business synergies of such a strategic combination.

    On September 7, 1999, Integrated Systems and Wind River entered into mutual nondisclosure agreements. Thereafter, on September 7, 1999, Dr. Gupta and Charles Boesenberg, President, Chief Executive Officer and a director of Integrated Systems, and Mr. Fiddler, Thomas St. Dennis, Chief Executive Officer of Wind River, and Richard Kraber, Chief Financial Officer of Wind River, met at the Hotel Sofitel in Redwood City, California. At that meeting, both parties made general presentations covering strategic directions, products and organizational structure. The parties discussed the potential synergies they believed existed and which made a strategic combination between the two companies attractive. The parties engaged in preliminary discussions concerning valuation issues.

    On September 8, 1999, Mr. Boesenberg called Mr. Kraber and indicated that Integrated Systems was interested in pursuing the possibility of a business combination with Wind River. On September 13, 1999, Mr. Fiddler called
Dr. Gupta and indicated that Wind River also was interested in continuing to pursue a possible business combination with Integrated Systems. Mr. Fiddler proposed another face-to-face meeting between the two companies' management teams to discuss a possible business combination after Integrated Systems' fiscal quarter earnings were reported.

    In early September, Wind River engaged Credit Suisse First Boston Corporation to provide financial advisory services to the Wind River board of directors in connection with a potential transaction with Integrated Systems.

    On September 21, 1999, Dr. Gupta and Messrs. Boesenberg, Fiddler, St. Dennis and Kraber met at the Hotel Sofitel in Redwood City to further discuss financial results, organizational issues, potential synergies and potential cultural and technical integration issues. Having determined that a combination of the two companies fit the strategic objectives of each company, Wind River and Integrated Systems discussed with greater specificity the possibility of a combination of Integrated Systems and Wind River in a stock-for-stock transaction accounted for as a pooling of interests.

    From September 21-23, 1999, the parties participated in various telephone conferences to discuss valuation issues. On September 25, 1999, Dr. Gupta and Messrs. Boesenberg, Fiddler, St. Dennis and Kraber met at the Hotel Sofitel in Redwood City. General ranges of exchange ratios were discussed, but the parties could not agree upon an exact exchange ratio. From time-to-time throughout the discussions between the parties, the members of the boards of directors of Wind River and Integrated Systems were advised of and discussed the progress of the discussions.

    On September 27, 1999, the Integrated Systems board of directors met to discuss the proposed merger with Wind River. The Integrated Systems board of directors discussed, among other issues, issues related to valuation and potential synergies of a potential combination. In late September, Integrated Systems had discussions with Hambrecht & Quist regarding the desirability of pursuing a combination with Wind River.

    On September 29, 1999, Wind River delivered to Integrated Systems a non-binding term sheet containing an outline of the principal terms of a possible transaction and a letter agreement which included "no shop" provisions prohibiting Integrated Systems from soliciting or entertaining acquisition proposals from third parties for a limited period of time and "standstill" provisions prohibiting each party from acquiring the other party's securities or taking certain other actions relating to the uninvited acquisition of the other party.

    On September 29, 1999, the Integrated Systems board of directors met again to discuss the proposed merger involving Integrated Systems and Wind River. The Integrated Systems board of directors, members of Integrated Systems' management and representatives of Integrated Systems' legal counsel and financial advisor discussed, among other issues, issues related to the proposed term sheet and letter agreement.

    On September 30, 1999, the chief financial officers of both companies participated in a number of telephone calls with each other in which they discussed the process for additional due diligence investigations.

    Between September 29, 1999 and October 3, 1999, senior executives of Wind River and senior executives of Integrated Systems, and their respective outside legal counsel, discussed the proposed term sheet and letter agreement. Various changes were made to the proposed term sheet and letter agreement during that period. On October 3, 1999, Wind River and Integrated Systems signed the letter agreement and agreed to continue to investigate each other's businesses and to continue to discuss the terms of a possible merger transaction.

    On October 1, 1999, the Wind River board of directors held a telephonic meeting to discuss the status of the proposed merger.

    On October 4, 1999, due diligence request lists were exchanged and the chief financial officers of both companies and the respective outside legal counsel and financial advisors to both companies exchanged various telephone calls with a view toward preparing for a subsequent due diligence meeting. Each party and its legal counsel and financial advisors continued its due diligence investigation of the other party through October 21, 1999.

    On October 6, 1999, the Integrated Systems board of directors held a meeting to discuss the status of the proposed merger.

    On October 8, 1999, Integrated Systems engaged Hambrecht & Quist LLC to provide financial advisory services to the Integrated Systems board of directors in connection with a potential transaction with Wind River.

    On October 10, 1999, outside legal counsel to Wind River delivered a first draft of a merger agreement to outside legal counsel to Integrated Systems. From October 13, 1999 through October 21, 1999, representatives of Wind River and representatives of Integrated Systems and the respective outside legal counsel and financial advisors to Wind River and Integrated Systems had numerous meetings and telephone conferences during which the merger agreement and various related agreements were discussed and negotiated.

    On October 12, 1999, the Integrated Systems board of directors met again to discuss the proposed merger. At that meeting, the Integrated Systems board of directors, members of Integrated Systems management and representatives of Integrated Systems' outside legal counsel and financial advisors discussed the proposed merger, including the provisions contained in the draft merger agreement.

    On October 13, 1999, Wind River held a telephonic meeting of its board of directors. At that meeting, the Wind River board of directors, members of Wind River management and representatives of Wind River's outside legal counsel and financial advisor discussed the proposed merger, including the provisions contained in the draft merger agreement, a range of possible exchange ratios and the status of due diligence efforts.

    On October 15, 1999, the Integrated Systems board of directors met again to discuss the proposed merger. At that meeting, the Integrated Systems board of directors, members of Integrated Systems management and representatives of Integrated Systems' outside legal counsel discussed the proposed merger, including the provisions contained in the draft merger agreement, negotiation points and the status of due diligence efforts.

    On October 20, 1999 and October 21, 1999, the Integrated Systems board of directors met again to discuss the proposed merger. At the meeting on October 20, 1999, Hambrecht & Quist presented its financial review of the proposed merger. At both meetings, Hambrecht & Quist updated its financial review with respect to the merger, and the board of directors, members of Integrated Systems management and representatives of Integrated Systems' outside legal counsel and financial advisor discussed the terms of the merger agreement and related agreements. At the conclusion of the financial review and discussion of the terms of the merger agreement and related agreements at the October 21, 1999 meeting, Hambrecht & Quist provided the Integrated Systems board of directors with an oral opinion (subsequently confirmed in writing) that, based upon certain assumptions and qualifications, the consideration to be received by the holders of Integrated Systems common stock in the merger was fair to the holders from a financial point of view. After full discussion, the Integrated Systems board of directors unanimously approved the merger agreement, the related agreements and the transactions contemplated by the merger agreement and the related agreements and authorized the officers of Integrated Systems to finalize and execute the merger agreement and related agreements.

    On October 21, 1999, the Wind River board of directors also met to consider the proposed merger. At the meeting on October 21, 1999, Credit Suisse First Boston made a presentation to the board of directors regarding the financial aspects of the merger. In addition, the board of directors, members of Wind River management and representatives of Wind River's outside legal counsel and financial advisor discussed the terms of the merger agreement and related agreements. At the conclusion of the financial presentation and the discussion of the terms of the merger agreement and related agreements, Credit Suisse First Boston provided the Wind River board of directors with an oral opinion (subsequently confirmed in writing) that, based upon certain assumptions and qualifications, the proposed exchange ratio pursuant to the merger agreement was fair to Wind River from a financial point of view. The Wind River board of directors voted unanimously to approve the merger agreement, the related agreements and the transactions contemplated by the merger agreement and the related agreements and authorized the officers of Wind River to finalize and execute the merger agreement and related agreements.

    The merger agreement and related agreements were executed and delivered by the parties on October 21, 1999.

    After the close of the market on October 21, 1999, Wind River and Integrated Systems issued a joint press release announcing the execution of the merger agreement.

REASONS FOR THE MERGER

    The following discussion of the parties' reasons for the merger contains a number of forward-looking statements that reflect the current views of Wind River and/or Integrated Systems with respect to future events that may have an effect on their future financial performance. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in "Summary--Forward Looking Information" and "Risk Factors."

WIND RIVER'S REASONS FOR THE MERGER

    Wind River's primary reasons for seeking to consummate a business combination with Integrated Systems are the beliefs of the Wind River board of directors and management that a business combination would result in a number of benefits, including:

    - the ability of the combined company to offer complementary product lines, which presents the opportunity to increase the breadth of products offered;

    - the ability of the two companies to combine their technological resources to develop new products with increased functionality and bring them to market faster; and

    - the opportunity for the combined company to compete more effectively in the increasingly competitive and rapidly changing market.

    The Wind River board of directors has determined that the merger is in the best interests of Wind River and its stockholders. In reaching its determination, the Wind River board of directors considered a number of factors, including the factors discussed above and listed below. The Wind River board of directors' conclusions with respect to each of these factors supported its determination that the merger and the issuance of shares of Wind River common stock in the merger were fair to, and in the best interests of, Wind River and its stockholders:

    - the strategic benefits of the merger to Wind River associated with the integration of Integrated Systems' products into the Wind River product lines;

    - the combination of the Integrated Systems' sales organization with Wind River's sales and distribution network, particularly in international markets;

    - Integrated Systems' significant technical, engineering, management and sales expertise, which is in high demand and short supply;

    - Integrated Systems' significant professional services expertise;

    - the judgment, advice and analyses of Wind River's management with respect to the potential strategic, financial and operational benefits of the merger, including Wind River management's favorable recommendation of the merger, based in part on the business, technical, financial, accounting and legal due diligence investigations performed with respect to Integrated Systems;

    - the results of operations and financial condition of Wind River and Integrated Systems and the anticipated accretive effect of the combination on Wind River common stock;

    - the opinion of Credit Suisse First Boston Corporation rendered at the October 21, 1999 meeting of the Wind River board of directors that, based upon certain analyses performed by Credit Suisse First Boston Corporation and discussed with the Wind River board of directors over the course of a number of board meetings, including the October 21, 1999 meeting (portions of which analyses are described below under "--Opinion of Wind River's Financial Advisor"), and based upon and subject to the various conditions set forth in the opinion of Credit Suisse First Boston Corporation, the exchange ratio was fair to Wind River from a financial point of view as of October 21, 1999;

    - the complementary fit between Wind River's and Integrated Systems' cultures and market segments, which should facilitate integration of the two companies;

    - the terms of the merger agreement and related agreements, including price and structure, which were considered by both the board of directors and management of Wind River to provide a fair and equitable basis for the merger; and

    - the ability to effect the merger as a pooling of interests for financial accounting purposes.

    The Wind River board of directors also considered a number of potentially negative factors in its deliberations concerning the merger. The negative factors considered by the Wind River board of directors included:

    - the risk that the merger might not be completed in a timely manner or at all;

    - the negative impact of any customer or supplier confusion after announcement of the proposed merger;

    - the potential dilutive effect on Wind River's common stock price if revenue and earnings expectations of the combined company are not met;

    - the potential loss of key Integrated Systems employees critical to the ongoing success of the Integrated Systems products and to the successful integration of the Wind River and Integrated Systems product lines;

    - the lower rates of Integrated Systems' revenue and earnings growth relative to Wind River's revenues and earnings growth over the last two fiscal years;

    - the general difficulties of integrating products, technologies and companies;

    - the possibility of cultural conflicts between the two companies; and

    - the other risks and uncertainties discussed above under "Risk Factors."

    The foregoing discussion of information and factors considered by the Wind River board of directors is not intended to be exhaustive but is believed to include all material factors considered by the Wind River board of directors. In view of the wide variety of factors considered by the Wind River board of directors, the Wind River board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the Wind River board did not reach any specific conclusion on each factor considered, or any aspect of any particular factor, but conducted an overall analysis of these factors. Individual members of the Wind River board may have given different weight to different factors. However, after taking into account all of the factors set forth above, the Wind River board of directors unanimously agreed that the merger agreement and the merger were fair to, and in the best interests of, Wind River and its stockholders and that Wind River should proceed with the merger.

INTEGRATED SYSTEMS' REASONS FOR THE MERGER

    The Integrated Systems board of directors believes that, despite Integrated Systems' success to date, increasing competition and industry consolidation would make it increasingly important for Integrated Systems to grow and gain critical mass in order to compete with larger companies with substantially greater resources and broader, integrated product offerings. Integrated Systems' management has considered a number of alternatives for enhancing its competitive position, including by growing through the acquisition of smaller companies that could extend Integrated Systems' product offering and enhance the distribution of Integrated Systems' products and services, or merging with a larger company. In the industry environment referred to above, the Integrated Systems board of directors identified several potential benefits for the Integrated Systems shareholders, employees and customers that it believes would result from the merger. These potential benefits include:

    - providing Integrated Systems shareholders with shares of Wind River common stock in a tax-free exchange at a substantial premium over the market price for Integrated Systems common stock;

    - the ability of the combined company to offer complementary product lines, which presents the opportunity to increase the breadth of products offered;

    - the ability of the two companies to combine their technological resources to develop new products with increased functionality and bring them to market faster; and

    - the availability of greater resources for product marketing and distribution.

    In the course of its deliberations during the Integrated Systems board of directors meetings, the Integrated Systems board of directors reviewed with Integrated Systems' management and outside advisors a number of factors relevant to the merger, including the strategic overview and prospects for Integrated Systems. The Integrated Systems board of directors also considered the following positive factors, among others, in connection with its review and analysis of the merger. The Integrated Systems board of directors' conclusions with respect to each of these factors supported its determination that the merger agreement, the principal terms of the merger and the consummation of the merger were fair to, and in the best interests of, Integrated Systems and its shareholders:

    - historical information concerning Wind River's and Integrated Systems' respective businesses, financial performance and condition, operations, technology, management and competitive position;

    - Integrated Systems management's view as to the financial condition, results of operations and businesses of Wind River and Integrated Systems before and after giving effect to the merger based on management due diligence and publicly available earnings estimates and, in particular, the view that, in light of, among other things, market and industry conditions, the potential synergy and compatibility between Integrated Systems and Wind River, the financial strength of Wind River and the ability to leverage Wind River's sales network to increase sales of Integrated Systems' products, the long-term financial condition, results of operations, prospects and competitive position of the combined company would be better than the long-term financial condition, results of operations, prospects and competitive position of Integrated Systems on a stand alone basis;

    - current financial market conditions and historical market prices, volatility and trading information with respect to Wind River common stock and Integrated Systems common stock, which supported a favorable view of Wind River's stock market presence and positive reputation with investors, as well as the greater liquidity to Integrated Systems shareholders of an investment in Wind River common stock compared to Integrated Systems common stock;

    - the belief that the terms of the merger agreement and the stock option agreement, including the parties' representations, warranties and covenants, and the conditions to the parties' respective obligations, are reasonable;

    - financial analysis and pro forma and other information with respect to the companies presented by Hambrecht & Quist in board presentations, including Hambrecht & Quist's opinion rendered at the October 21, 1999 meeting of the Integrated Systems board of directors that, based upon certain analyses performed by Hambrecht & Quist and discussed with the Integrated Systems board of directors over the course of a number of board meetings, including the October 21, 1999 meeting (portions of which analyses are described below under "--Opinion of Integrated Systems' Financial Advisor"), and based upon and subject to the various conditions set forth in the opinion of Hambrecht & Quist, the consideration to be received by the holders of Integrated Systems common stock in the merger was fair to the holders from a financial point of view as of October 21, 1999;

    - the impact of the merger on Integrated Systems' customers and employees;
      and

    - reports from management, legal advisors and financial advisors as to the results of their due diligence investigation of Wind River.

    The Integrated Systems board of directors also considered a number of potentially negative factors in its deliberations concerning the merger. The negative factors considered by the Integrated Systems board of directors included:

    - the risk that because the exchange ratio will not be adjusted for changes in the market price of either Wind River common stock or Integrated Systems common stock, the per share value of the consideration to be received by Integrated Systems shareholders might be less than the price per share implied by the exchange ratio immediately before the announcement of the merger due to fluctuations in the market value of Wind River common stock and Integrated Systems common stock;

    - the risk that the merger might not be completed in a timely manner or at all;

    - the negative impact of any customer or supplier confusion after announcement of the proposed merger;

    - the challenges relating to the integration of the two companies;

    - the loss of control over the future operations of Integrated Systems following the merger;

    - the possibility of management and employee disruption associated with the potential merger and integrating the operations of the companies, and the risk that, despite the efforts of the combined company, key management, marketing, technical and administrative personnel of Integrated Systems might not continue with the combined company;

    - certain terms of the merger agreement and related agreements that prohibit Integrated Systems and its representatives from soliciting third party bids and from accepting, approving or recommending unsolicited third party bids except in very limited circumstances, which terms would reduce the likelihood that a third party would make a bid for Integrated Systems;

    - the risks relating to Wind River's business and how they would affect the operations of the combined company; and

    - the other risks described above under "Risk Factors."

    Integrated Systems's board of directors believed that these risks were outweighed by the potential benefits of the merger.

    The foregoing discussion of information and factors considered by the Integrated Systems board of directors is not intended to be exhaustive but is believed to include all material factors considered by the Integrated Systems board of directors. In view of the wide variety of factors considered by the Integrated Systems board of directors, the Integrated Systems board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the Integrated Systems board did not reach any specific conclusion on each factor considered, or any aspect of any particular factor, but conducted an overall analysis of these factors. Individual members of the Integrated Systems board may have given different weight to different factors. However, after taking into account all of the factors set forth above, the Integrated Systems board of directors unanimously agreed that the merger agreement and the merger were fair to, and in the best interests of, Integrated Systems and its shareholders and that Integrated Systems should proceed with the merger.

OPINION OF WIND RIVER'S FINANCIAL ADVISOR

    Wind River retained Credit Suisse First Boston Corporation to act as its exclusive financial advisor in connection with the transaction. Credit Suisse First Boston was selected by the Wind River board of directors to act as Wind River's financial advisor based on Credit Suisse First Boston's qualifications, expertise and reputation, as well as Credit Suisse First Boston's investment banking relationship and familiarity with Wind River. On October 21, 1999, the Wind River board of directors met to review the proposed transaction with Integrated Systems and the final terms of the merger agreement. During this meeting Credit Suisse First Boston rendered its oral opinion, subsequently confirmed in writing on October 21, 1999, that, as of that date, based upon and subject to the various considerations set forth in the Credit Suisse First Boston opinion, the exchange ratio was fair from a financial point of view to Wind River.

    THE FULL TEXT OF THE CREDIT SUISSE FIRST BOSTON OPINION SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS SET ON THE SCOPE OF THE REVIEW UNDERTAKEN BY CREDIT SUISSE FIRST BOSTON IN RENDERING ITS OPINION. THE FULL TEXT OF THE OPINION IS ATTACHED AS ANNEX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY. WIND RIVER STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE CREDIT SUISSE FIRST BOSTON OPINION CAREFULLY AND IN ITS ENTIRETY. THE CREDIT SUISSE FIRST BOSTON OPINION ADDRESSES ONLY THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE EXCHANGE RATIO TO WIND RIVER AS OF THE DATE OF THE CREDIT SUISSE FIRST BOSTON OPINION, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE WIND RIVER SPECIAL MEETING. THE SUMMARY OF THE CREDIT SUISSE FIRST BOSTON OPINION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE CREDIT SUISSE FIRST BOSTON OPINION.

    In connection with its opinion, Credit Suisse First Boston, among other things:

    - reviewed certain publicly available business and financial information relating to Wind River and Integrated Systems, as well as the merger agreement;

    - reviewed certain other information, including financial forecasts, provided to Credit Suisse First Boston by Wind River and Integrated Systems, and met with the managements of Wind River and Integrated Systems to discuss the business and prospects of Wind River and Integrated Systems;

    - relied upon the views of Wind River's and Integrated Systems' management concerning the business, operational and strategic benefits and implications of the transaction, including financial information provided to Credit Suisse First Boston by Wind River and Integrated Systems relating to the synergistic values and operating cost savings expected to be achieved through the combination of the operations of Wind River and Integrated Systems;

    - considered certain financial and stock market data of Wind River and Integrated Systems and compared that data with similar data for other publicly held companies in businesses Credit Suisse First Boston deemed similar to those of Wind River and Integrated Systems;

    - considered the financial terms, to the extent publicly available, of certain other business combinations and other transactions which have recently been effected; and

    - considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

    In connection with its review, Credit Suisse First Boston did not assume any responsibility for independent verification of any of the foregoing information and relied on its being complete and accurate in all material respects. With respect to the financial forecasts, Credit Suisse First Boston assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Wind River's and Integrated Systems' management as to the future financial performance of Wind River and Integrated Systems, respectively, and as to the cost savings and other potential synergies (including the amount, timing and achievability thereof) anticipated to result from the merger. Wind River also has informed Credit Suisse First Boston, and Credit Suisse First Boston has assumed, that the merger will be treated as a tax-free reorganization for federal income tax purposes and accounted for as a pooling-of-interests in accordance with generally accepted accounting principles. In addition, Credit Suisse First Boston has assumed, with Wind River's consent, that in the course of obtaining necessary regulatory approvals in connection with the merger, no delay or restriction will be imposed that will have a material adverse effect on the expected benefits of the merger. In addition, Credit Suisse First Boston did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Wind River or Integrated Systems, nor was Credit Suisse First Boston furnished with any such evaluations or appraisals. The Credit Suisse First Boston opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof.

    Credit Suisse First Boston did not express any opinion as to what the value of the Wind River common stock actually will be when issued to the Integrated Systems shareholders pursuant to the merger or as to the prices at which such Wind River common stock will trade subsequent to merger.

    In preparing the Credit Suisse First Boston opinion, Credit Suisse First Boston performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Credit Suisse First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying the Credit Suisse First Boston opinion. No company or transaction used in the analysis performed by Credit Suisse First Boston as a comparison is identical to Wind River, Integrated Systems or the contemplated transaction. In addition, Credit Suisse First Boston may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuation resulting from any particular analysis described below should not be taken to be Credit Suisse First Boston's view of the actual value of Wind River or Integrated Systems. In performing its analyses, Credit Suisse First Boston made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Wind River or Integrated Systems. The analyses performed by Credit Suisse First Boston are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. The analyses performed were prepared solely as part of Credit Suisse First Boston's analysis of the fairness of the exchange ratio from a financial point of view to Wind River and were provided to the Wind River board of directors in connection with the delivery of the Credit Suisse First Boston opinion.

    The following is a summary of the material financial analyses performed by Credit Suisse First Boston in connection with the preparation of its opinion, and reviewed with the Wind River board of directors at its meeting held on October 21, 1999. Certain of the summaries of those financial analyses include information presented in tabular format. In order to understand fully the material financial analyses used by Credit Suisse First Boston, the tables should be read together with the text of each summary. The tables alone do not constitute a complete description of the material financial analyses.

    HISTORICAL STOCK PRICE ANALYSIS. Credit Suisse First Boston analyzed the closing prices of Integrated Systems common stock from January 2, 1998 through October 20, 1999. Credit Suisse First Boston noted that the high closing price for Integrated Systems common stock during such period was $23.13 on April 3, 1998, and the low closing price for Integrated Systems common stock during such period was $6.25 on October 8, 1998.

    Credit Suisse First Boston also analyzed the closing prices of Wind River common stock from January 2, 1998 through October 20, 1999. Credit Suisse First Boston noted that the high closing price for Wind River common stock during such period was $33.00 on January 21, 1999, and the low closing price for Wind River common stock during such period was $11.88 on April 7, 1999.

    EXCHANGE RATIO ANALYSIS. Credit Suisse First Boston reviewed the average of the ratios of the closing price of Integrated Systems common stock to the closing price of Wind River common stock observed on each trading day over various periods ending on October 20, 1999 and computed the premium/(discount) represented by these average exchange ratios when compared to the ratio of the closing price of Integrated Systems common stock to the closing price of the Wind River common stock as of October 20, 1999 (referred to as the current market exchange ratio) and to the exchange ratio. The following table sets forth the average exchange ratios over the various periods covered and the premium/(discount) represented by the average exchange ratios when compared to the current market exchange ratio and the exchange ratio:

                                         PREMIUM/(DISCOUNT) REPRESENTED   PREMIUM REPRESENTED BY
                              AVERAGE      BY CURRENT MARKET EXCHANGE       THE EXCHANGE RATIO
      PERIOD ENDING          EXCHANGE         RATIO VERSUS AVERAGE                VERSUS
     OCTOBER 20, 1999         RATIOS            EXCHANGE RATIOS          AVERAGE EXCHANGE RATIOS
--------------------------  -----------  ------------------------------  ------------------------
      1 trading day             0.497x                0.0%                        85.1%
     10 trading days            0.559x              (11.1)%                       64.5%
     30 trading days            0.570x              (12.9)%                       61.3%
     60 trading days            0.600x              (17.1)%                       53.4%
     90 trading days            0.628x              (20.8)%                       46.5%
  Since October 21, 1998        0.611x              (18.6)%                       50.7%
  Since January 2, 1997         0.684x              (27.3)%                       34.5%

    CONTRIBUTION ANALYSIS. Credit Suisse First Boston analyzed the relative contributions of Integrated Systems and Wind River to various income statement financial metrics for the latest twelve months reported historical financial results as well as the projected financial results for fiscal years 2000, 2001, 2002 and 2003. Such financial projections were based on estimates prepared by the managements of Wind River and Integrated Systems as well as estimates published by research analysts. Credit Suisse First Boston calculated the implied exchange ratios that resulted from the comparison of the income statement financial metrics for the periods mentioned above. The following table sets for the results of Credit Suisse First Boston's analysis:

                                                                        IMPLIED EXCHANGE RATIO
                                                                        ----------------------
Median................................................................       1.121x - 1.389x
Mean..................................................................       1.029x - 1.225x

    PRECEDENT TRANSACTIONS ANALYSIS. Credit Suisse First Boston reviewed 14 precedent acquisition transactions in the software industry and compared certain publicly available financial statistics for the selected acquisition transactions to the comparable financial statistics for the Integrated Systems transaction based on the value of Integrated Systems implied by the exchange ratio and the closing price of the Wind River common stock as of October 20, 1999.

    The following table presents the median and mean transaction value paid by the acquirors in the selected transactions, as a multiple of the next twelve months (NTM) projected revenues and earnings estimates, as projected by research analysts, for the respective targets and the comparable statistics for the Integrated Systems transaction, assuming research analysts' estimates for Integrated Systems:

                                                                              TRANSACTION VALUE PAID
                                                                                AS A MULTIPLE OF:
                                                                        ----------------------------------
                                                                         NTM REVENUES     NTM NET INCOME
                                                                        ---------------  -----------------
Median................................................................          2.4x             25.4x
Mean..................................................................          2.6x             27.4x
Integrated Systems....................................................          2.4x             31.5x

    No transaction utilized as a comparison in the precedent acquisition transactions analysis is identical to the Integrated Systems transaction. In evaluating the Integrated Systems transaction, Credit Suisse First Boston made judgements and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Wind River and Integrated Systems, such as the impact of competition on the businesses of Wind River and Integrated Systems and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Wind River, Integrated Systems or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable transaction data.

    PRO FORMA EARNINGS IMPACT ANALYSIS. Credit Suisse First Boston analyzed certain pro forma effects of the merger, including, among other things, the impact of the merger on the estimated earnings per share as reported and estimated earnings per share as reported and including anticipated cost synergies for Wind River's fiscal years 2001, 2002 and 2003 based on financial estimates prepared by research analysts and by the managements of Wind River and Integrated Systems. The following table sets forth, based on such financial estimates, the resulting percentage accretion/(dilution) to Wind River's estimated earnings per share excluding anticipated cost synergies and estimated earnings per share including anticipated cost synergies for fiscal year 2001, 2002 and 2003 results:

                                                                ACCRETION/(DILUTION)
                                             ----------------------------------------------------------
                                                FISCAL YEAR         FISCAL YEAR         FISCAL YEAR
                                               2001 ESTIMATE       2002 ESTIMATE       2003 ESTIMATE
                                             ------------------  ------------------  ------------------
Earnings Per Share Accretion/ (Dilution)
  Excluding Anticipated Cost Synergies.....    (1.5)% - 1.6%      (0.4)% - (1.1)%      (5.6)% - 0.8%
Earnings Per Share Accretion/ (Dilution)
  Including Anticipated Cost Synergies.....     7.8% - 11.8%        8.1% - 9.0%         0.6% - 8.4%

    FUTURE VALUE ANALYSIS. Credit Suisse First Boston computed the implied per share value of Wind River common stock both on a stand-alone basis and assuming the merger is completed. This analysis was based upon an estimated trading multiple of future earnings per share of between 15.0x and 30.0x and Wind River's estimated earnings per share in calendar year 2002, based on financial estimates prepared by research analysts and by the managements of Wind River and Integrated Systems and including anticipated cost synergies that may result from the merger. The following table sets forth the resulting estimated ranges of the future per share value for Wind River:

                                                                            POTENTIAL FUTURE VALUE PER
                                                                                      SHARE
                                                                          ------------------------------
Wind River stand-alone..................................................         $15.92 - $43.64
Wind River pro forma after the merger...................................         $19.46 - $59.28

    As described above, Credit Suisse First Boston's opinion and presentation to the Wind River board of directors was one of many factors taken into consideration by the Wind River board of directors in making its determination to recommend the merger agreement and the transactions contemplated thereby. Consequently, the analyses described above should not be viewed as determinative of the opinion of the Wind River board of directors or the management of Wind River with respect to the value of Wind River or Integrated Systems or whether the Wind River board of directors would have been willing to agree to a different exchange ratio.

    The Wind River board of directors retained Credit Suisse First Boston to act as its financial advisor in connection with the transaction. Credit Suisse First Boston was selected by the Wind River board of directors based on Credit Suisse First Boston's qualifications, expertise and reputation, as well as its familiarity with Wind River. Credit Suisse First Boston is an internationally recognized investment banking and advisory firm. Credit Suisse First Boston, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Credit Suisse First Boston and its affiliates may actively trade the debt and equity securities of Wind River and Integrated Systems for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

    Pursuant to an engagement letter dated September 15, 1999, Wind River engaged Credit Suisse First Boston to provide financial advisory services to the Wind River board of directors in connection with the transaction, including, among other things, rendering its opinion and making the presentation referred to above. Pursuant to the terms of the engagement letter, Wind River has agreed to pay Credit Suisse First Boston a customary fee in connection therewith. In addition, Wind River has agreed to reimburse Credit Suisse First Boston for its out-of-pocket expenses, including attorney's fees, incurred in connection with its engagement and to indemnify Credit Suisse First Boston and certain related persons against certain liabilities and expenses arising out of or in conjunction with its rendering of services under its engagement, including liabilities arising under the federal securities laws.

OPINION OF INTEGRATED SYSTEMS' FINANCIAL ADVISOR

    Integrated Systems engaged Hambrecht & Quist to act as its exclusive financial advisor in connection with the proposed transaction and to render an opinion as to the fairness from a financial point of view to the holders of outstanding shares of common stock of Integrated Systems of the consideration to be received by such shareholders in the proposed transaction. Hambrecht & Quist was selected by the Integrated Systems board of directors based on Hambrecht & Quist's qualifications, expertise and reputation, as well as Hambrecht & Quist's historic investment banking relationship and familiarity with Integrated Systems and Wind River. Hambrecht & Quist rendered its oral opinion (subsequently confirmed in writing) on October 21, 1999 to the Integrated Systems board that, as of such date, the consideration to be received by the holders of Integrated Systems common stock in the proposed transaction is fair from a financial point of view.

    THE FULL TEXT OF THE OPINION DELIVERED BY HAMBRECHT & QUIST TO THE INTEGRATED SYSTEMS BOARD OF DIRECTORS DATED OCTOBER 21, 1999, WHICH SETS FORTH THE ASSUMPTIONS MADE, GENERAL PROCEDURES FOLLOWED, MATTERS CONSIDERED, AND LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY HAMBRECHT & QUIST IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX E TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED INTO THIS DOCUMENT BY REFERENCE. HAMBRECHT & QUIST'S OPINION IS DIRECTED ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF INTEGRATED SYSTEMS COMMON STOCK IN THE PROPOSED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY INTEGRATED SYSTEMS SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE PROPOSED TRANSACTION. THE SUMMARY OF HAMBRECHT & QUIST'S FAIRNESS OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF ITS FAIRNESS OPINION ATTACHED TO THIS DOCUMENT AS ANNEX E. INTEGRATED SYSTEMS SHAREHOLDERS ARE URGED TO READ CAREFULLY THE OPINION IN ITS ENTIRETY.

    In reviewing the proposed transaction, and in arriving at its opinion, Hambrecht & Quist, among other things:

    - reviewed the publicly available consolidated financial statements of Wind River for recent years and interim periods to date, including certain projections and certain other relevant financial and operating data of Wind River (including its capital structure) made available to Hambrecht & Quist from published sources;

    - discussed the business, financial condition and prospects of Wind River with certain members of senior management;

    - reviewed the publicly available consolidated financial statements of Integrated Systems for recent years and interim periods to date, including certain projections and certain other relevant financial and operating data of Integrated Systems made available to Hambrecht & Quist from published sources;

    - discussed the business, financial condition and prospects of Integrated Systems with certain members of senior management;

    - reviewed the recent reported prices and trading activity for the common stocks of Wind River and Integrated Systems and compared such information and certain financial information for Wind River and Integrated Systems with similar information for certain other companies engaged in businesses Hambrecht & Quist considered comparable;

    - reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

    - reviewed a draft of the merger agreement; and

    - performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as Hambrecht & Quist deemed relevant.

    Hambrecht & Quist did not independently verify any of the information concerning Integrated Systems or Wind River in connection with its review of the proposed transaction and, for purposes of its opinion, Hambrecht & Quist assumed and relied upon the accuracy and completeness of all such information. In connection with its opinion, Hambrecht & Quist did not prepare or obtain any independent valuation or appraisal of any of the assets or liabilities of Integrated Systems or Wind River, nor did it conduct a physical inspection of the properties and facilities of Integrated Systems or Wind River. With respect to the financial forecasts and projections used in its analyses, Hambrecht & Quist assumed that they reflected the best currently available estimates and judgments of the expected future financial performance of Wind River and Integrated Systems. For the purposes of its opinion, Hambrecht & Quist also assumed that neither Integrated Systems nor Wind River was a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the proposed transaction and those activities undertaken in the ordinary course of conducting their respective businesses. For purposes of its opinion, Hambrecht & Quist assumed that the proposed transaction will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, for the shareholders of Integrated Systems and that the proposed transaction will be accounted for as a pooling of interests. Hambrecht & Quist's opinion is necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of the date of the opinion and any subsequent change in such conditions would require a reevaluation of such opinion.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The summary of the Hambrecht & Quist analyses set forth below does not purport to be a complete description of the presentation by Hambrecht & Quist to the Integrated Systems board. In arriving at its opinion, Hambrecht & Quist did not attribute any particular weight to any analyses or factors considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Hambrecht & Quist believes that its analyses and the summary set forth below must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or of the following summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses set forth in the Hambrecht & Quist presentation to the Integrated Systems board and its opinion. In performing its analyses, Hambrecht & Quist made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Integrated Systems and Wind River. The analyses performed by Hambrecht & Quist (and summarized below) are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be acquired.

    In performing its analyses, Hambrecht & Quist used published Wall Street research estimates for projections of Integrated Systems' and Wind River's calendar 1999 and 2000 financial performance.

    The following is a brief summary of certain financial analyses performed by Hambrecht & Quist in connection with providing its opinion to the Integrated Systems board of directors on October 21, 1999. The summary of financial analyses includes information presented in tabular format. You should read those tables together with the text of each summary.

    CONTRIBUTION ANALYSIS. Hambrecht & Quist analyzed the pro forma contribution of each of Integrated Systems and Wind River to certain financial statement categories of the pro forma combined company for the latest
12 months, calendar 1999 and calendar 2000, assuming no synergies. Categories compared included revenue, gross profit, operating income and net income. Hambrecht & Quist then compared this contribution analysis to the pro forma ownership percentages that the shareholders of Integrated Systems and stockholders of Wind River would have in the combined company after the proposed transaction. Hambrecht & Quist observed that on a fully diluted basis, Wind River stockholders are expected to own approximately 65.1% and the Integrated Systems shareholders are expected to own approximately 34.9% of the combined company equity following the proposed transaction. The table below sets forth the percentages that Hambrecht & Quist estimated that each company would contribute to the revenue, gross profit, operating income and net income of the combined company for the latest
12 months, calendar 1999 and calendar 2000.

                                                                                OPERATING
                                                  REVENUE     GROSS PROFIT       INCOME       NET INCOME
                                                -----------  ---------------  -------------  -------------
LATEST 12 MONTHS
  Wind River..................................        51.1%          54.9%           79.7%          75.8%
  Integrated Systems..........................        48.9%          45.1%           20.3%          24.2%
1999*
  Wind River..................................        53.4%          56.3%           81.2%          74.5%
  Integrated Systems..........................        46.6%          43.7%           18.8%          25.5%
2000*
  Wind River..................................        54.8%          57.2%           77.0%          72.3%
  Integrated Systems..........................        45.2%          42.8%           23.0%          27.7%

------------------------

* Estimated

    HISTORICAL ANALYSIS OF IMPLIED PREMIUM. Hambrecht & Quist analyzed the premium to the holders of common stock of Integrated Systems implied by the exchange ratio in the proposed transaction based on the historical average prices of Wind River common stock and Integrated Systems common stock for periods ending on October 21, 1999. The following table sets forth the results of this analysis:

As of October 21, 1999................................................       74.7%
One-Week Average......................................................       76.2%
One-Month Average.....................................................       65.5%
Three-Month Average...................................................       53.2%
Six-Month Average.....................................................       38.5%
Twelve-Month Average..................................................       57.5%

    ANALYSIS OF PUBLICLY TRADED COMPARABLE COMPANIES. Hambrecht & Quist compared selected historical and projected financial information of Integrated Systems to publicly traded embedded systems and development tools companies that Hambrecht & Quist deemed to be comparable to Integrated Systems. Companies deemed comparable were:

    - Applied Microsystems;

    - GeoWorks;

    - Microware Systems;

    - Peerless Systems;

    - Inprise;

    - Ilog;

    - Merant;

    - Progress Software;

    - Rational Software;

    - Santa Cruz Operation;

    - Segue Software;

    - Rogue Wave Software; and

    - Sapiens

    Such information included the ratio of market value to projected net earnings as well as the ratio of the enterprise value (market value plus debt less cash) to historical and projected revenue. Hambrecht & Quist determined that the median values of the foregoing multiples for the embedded systems and development tools companies were 1.8 times latest twelve months revenue, 1.7 times projected calendar 1999 revenue, 1.4 times projected calendar 2000 revenue, 21.3 times projected calendar 1999 net earnings and 14.7 times projected calendar 2000 net earnings. The foregoing multiples compared to multiples of 3.1 times latest twelve months revenue, 3.0 times projected calendar 1999 revenue, 2.5 times projected calendar 2000 revenue, 46.1 times projected calendar 1999 net earnings and 31.8 times projected calendar 2000 net earnings of Integrated Systems implied by the offer in the proposed transaction.

    PRESENT VALUE OF FUTURE EARNINGS ANALYSIS. Hambrecht & Quist analyzed the implied present value per share of Integrated Systems common stock on a stand-alone basis based on Integrated Systems' projected calendar 2000 net earnings. Hambrecht & Quist observed the following based on projected earnings growth of 15.0-35.0% for calendar 2000:

       Calendar 2000

                                      IMPLIED EQUITY VALUE PER
P/E MULTIPLE RANGE  DISCOUNT RATES             SHARE
------------------  --------------  ----------------------------
   17.0x-19.0x          11.0-19.0%         $   9.53-14.81

    Hambrecht & Quist also analyzed the implied present value per share of Wind River common stock on a stand-alone basis based on Wind River's projected calendar 2000 net earnings. Hambrecht & Quist observed the following based on projected earnings growth of 15.0-35.0% for calendar 2000:

       Calendar 2000

                                      IMPLIED EQUITY VALUE PER
P/E MULTIPLE RANGE  DISCOUNT RATES             SHARE
------------------  --------------  ----------------------------
   20.0x-24.0x          11.0-19.0%         $  15.66-23.64

    ANALYSIS OF SELECTED COMPARABLE MERGER AND ACQUISITION
TRANSACTIONS. Hambrecht & Quist compared the proposed transaction with selected comparable merger and acquisition transactions. This analysis included twenty-four transactions involving companies in the software systems and development tools industry.

    In examining these transactions, Hambrecht & Quist analyzed, among other things, the multiples of offer prices to revenue for the latest twelve-month period and the multiples of offer prices to projected net earnings for the acquired companies. The median multiples offered in the selected transactions were 3.7 times latest twelve months revenue, 27.5 times projected net earnings for the calendar year in which the merger or acquisition was agreed to, and 25.7 times projected net earnings for the following calendar year. Applying a representative range of multiples from the selected transactions to Integrated Systems' latest twelve months revenue, calendar 1999 projected net earnings and calendar 2000 projected net earnings, Hambrecht & Quist determined an implied equity value per share of Integrated Systems common stock ranging from $10.00 to $17.50. This compared to the offer in the proposed transaction of $18.46 per share.

    Hambrecht & Quist also compared the implied premium of the offer in the proposed transaction as of October 21, 1999 to similar premiums for the selected merger and acquisition transactions. Hambrecht & Quist observed that the median one-day and twenty-day premiums paid in the selected transactions was 37.0% and 47.9%, respectively. By comparison, the implied one-day and twenty-day premiums represented by the offer in the proposed transaction were 74.7% and 54.6%, respectively.

    No company or transaction used in the "Analysis of Publicly Traded Comparable Companies" or "Analysis of Selected Comparable Merger and Acquisition Transactions" is identical to Integrated Systems or the proposed transaction. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies, the terms and conditions of the transactions and other factors that could affect the public trading values of the companies or transactions to which they are compared.

    OTHER ANALYSES. Hambrecht & Quist conducted such other analyses as it deemed necessary, including reviewing historical and projected financial, operating and trading data for Integrated Systems and Wind River and selected Wall Street research reports on each of the entities, including information pertaining to the projected revenue and gross profit for each of the entities and assessing growth opportunities for each of the companies.

    The foregoing description of Hambrecht & Quist's opinion is qualified in its entirety by reference to the full text of such opinion which is attached as Annex E to this document.

    FEE ARRANGEMENTS. Hambrecht & Quist, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Hambrecht & Quist has acted as a financial advisor to the board of directors of Integrated Systems in connection with the proposed transaction, and it will receive a fee for its services, which include the rendering of the fairness opinion.

    In the past, Hambrecht & Quist has provided investment banking and other financial advisory services to Integrated Systems and Wind River, and has received fees for rendering these services. Hambrecht & Quist lead-managed Integrated Systems' 1996 equity follow-on offering and co-managed Wind River's 1996 equity follow-on offering. In the ordinary course of business, Hambrecht & Quist acts as a market maker and broker in the publicly traded securities of Integrated Systems and Wind River, and receives customary compensation in connection with those activities, and also provides research coverage for Integrated Systems and Wind River. In the ordinary course of business, Hambrecht & Quist actively trades in the equity and derivative securities of Integrated Systems and Wind River for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Hambrecht & Quist may in the future provide additional investment banking or other financial advisory services to Integrated Systems and Wind River.

INTERESTS OF WIND RIVER'S OFFICERS AND DIRECTORS IN THE MERGER

    In considering the recommendation of the Wind River board of directors with respect to approving the issuance of Wind River common stock in the merger, Wind River stockholders should be aware that certain members of the board of directors and management of Wind River have interests in the merger that are in addition to the interests of stockholders of Wind River generally. The Wind River board of directors was aware of these interests and considered them, among other matters, in approving the issuance of Wind River common stock in the merger.

    COMBINED COMPANY BOARD OF DIRECTORS. The merger agreement provides that after the effective time of the merger, the board of directors of the combined company shall consist of seven directors, five of whom shall be designated by Wind River and two of whom shall be designated by Integrated Systems.

    COMBINED COMPANY EXECUTIVE OFFICERS. The merger agreement provides that Mr. Fiddler will serve as Chairman and a director of the combined company after the effective time of the merger. The merger agreement also provides that after the effective time of the merger, Mr. St. Dennis will serve as Chief Executive Officer and a director of the combined company.

INTERESTS OF INTEGRATED SYSTEMS' OFFICERS AND DIRECTORS IN THE MERGER

    In considering the recommendation of the Integrated Systems board of directors with respect to approving the principal terms of the merger, Integrated Systems shareholders should be aware that certain members of the board of directors and management of Integrated Systems have interests in the merger that are in addition to the interests of shareholders of Integrated Systems generally. The Integrated Systems board of directors was aware of these interests and considered them, among other matters, in approving the principal terms of the merger, the merger agreement and the merger transactions.

    COMBINED COMPANY BOARD OF DIRECTORS. The merger agreement provides that after the merger, the board of directors of the combined company will consist of seven directors, five of whom will be designated by Wind River and two of whom will be designated by Integrated Systems and shall have been directors of Integrated Systems. The directors designated by Integrated Systems will be Narendra Gupta and one other current director of Integrated Systems. In addition, the merger agreement provides that Dr. Gupta will serve as Vice Chairman and a director of the combined company after the merger.

    INDEMNIFICATION AND INSURANCE. The merger agreement provides for the survival after the merger of all indemnification rights of the directors and officers of Integrated Systems for acts and omissions occurring before the merger, as their rights existed as of October 21, 1999, in the Integrated Systems articles of incorporation and bylaws and in indemnification agreements with Integrated Systems. Wind River will guarantee that the surviving company observes all of these indemnification rights to the fullest extent permitted by California law for a period of seven years after the merger. In addition, for a period of seven years after the merger, Wind River will maintain a directors' and officers' liability insurance policy covering those persons who are currently covered by Integrated Systems' directors' and officers' liability insurance policy with coverage in amount and scope at least as favorable as Integrated Systems' existing coverage. If the annual premiums of such insurance coverage exceed 200% of the current annual premium paid by Integrated Systems to provide such coverage, Wind River will obtain a policy with the greatest coverage available for a cost not exceeding that amount. If a policy of the type described above is not available in the market, Wind River will obtain a policy that is as close as possible to being as favorable as Integrated Systems' existing policy.

    AUTOMATIC ACCELERATION OF STOCK OPTIONS; SEVERANCE PAYMENTS. Before the initiation of discussions relating to the merger, Integrated Systems entered into change in control arrangements with Charles Boesenberg, the President, Chief Executive Officer and a director of Integrated Systems, and the following executive officers of Integrated Systems: William Smith, Joseph Addiego, Martin Caniff, David Stepner, James Challenger and Scot Morrison. These arrangements provide for benefits if there is a change in control of Integrated Systems. The merger is a change in control for this purpose.

    Mr. Boesenberg's change in control benefits consist of the acceleration of the vesting of his Integrated Systems stock options by 24 months, as long as he continues to fulfill his duties until the merger is completed and assists the combined company to facilitate a smooth transition after the merger for a period of up to six months. Mr. Smith's change in control benefits consist of acceleration of the vesting of all of his Integrated Systems options, plus a cash payment equal to his current base salary and target bonus for one year. The change in control benefits of the other executive officers consist of acceleration of the vesting of 50% of their unvested Integrated Systems options, plus a cash payment equal to their respective current base salary and target bonus for one year. The change in control benefits for all of these executive officers, except for Mr. Boesenberg, are conditioned upon:

    - the completion of the merger; and

    - termination of the executive's employment within one year after the completion of the merger, either by the combined company without cause or by the executive for good reason.

As of October 21, 1999, these executive officers as a group held a total of 1,150,480 unvested options to purchase Integrated Systems common stock.

    DIRECTORS' PLAN ACCELERATION. Under the Integrated Systems 1994 Directors Stock Option Plan, all unvested options will become exercisable immediately before the completion of a change in control. The merger is a change in control for this purpose. Therefore, all options held by the five non-employee directors of Integrated Systems under this plan will be fully vested immediately before the effective time of the merger. Assuming that the merger is completed on February 15, 2000, options to purchase a total of 50,216 shares of Integrated Systems common stock held by the five non-employee directors of Integrated Systems would become exercisable in full.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizes the material federal income tax considerations of the merger that are expected to apply generally to Integrated Systems shareholders upon an exchange of their Integrated Systems common stock for Wind River common stock in the merger. This summary is based upon current provisions of the Internal Revenue Code, existing regulations under the Internal Revenue Code and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could alter the tax consequences to Wind River, Integrated Systems or the shareholders of Integrated Systems as described in this summary. No attempt has been made to comment on all federal income tax consequences of the merger that may be relevant to particular holders, including holders:

    - who are subject to special tax rules such as dealers in securities, foreign persons, mutual funds, insurance companies or tax-exempt entities;

    - who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

    - who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

    - who hold their shares as a hedge or as part of a hedging, straddle or other risk reduction strategy;

    - whose shares are qualified small business stock for purposes of
      Section 1202 of the Internal Revenue Code; and

    - who do not hold their shares as capital assets.

    In addition, the following discussion does not address the tax consequences of the merger under state, local and foreign tax laws or the tax consequences of transactions effectuated before or after the merger, whether or not they are in connection with the merger. Furthermore, the following discussion does not address (i) the tax consequences of transactions effectuated before, after or at the same time as the merger, whether or not they are in connection with the merger, including, without limitation, transactions in which Integrated Systems shares are acquired or Wind River shares are disposed of,

(ii) the tax consequences to holders of options issued by Integrated Systems which are assumed, exercised or converted, as the case may be, in connection with the merger, (iii) the tax consequences for Integrated Systems shareholders who exercise dissenters' rights, (iv) the tax consequences of the receipt of Wind River shares other than in exchange for Integrated Systems shares, or
(v) the tax implications of a failure of the merger to qualify as a reorganization. Accordingly, holders of Integrated Systems common stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the merger in light of their personal circumstances and the consequences under state, local and foreign tax laws.

    As a condition to the consummation of the merger, Cooley Godward LLP and Fenwick & West LLP must render tax opinions that the merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code (a "Reorganization"). The tax opinions discussed in this section assume and are conditioned upon the following:

    - the truth and accuracy of the statements, covenants, representations and warranties contained in the merger agreement, in the tax representations received from Wind River, Merger Sub and Integrated Systems to support the tax opinions and in all other instruments and documents related to the formation, organization and operation of Wind River, Merger Sub and Integrated Systems examined by and relied upon by Cooley Godward LLP and Fenwick & West LLP in connection with the merger;

    - that original documents submitted to such counsel are authentic, documents submitted to such counsel as copies conform to the original documents, and that all of these documents have been (or will be by the effective time) duly and validly executed and delivered where due execution and delivery are a prerequisite to the effectiveness of these documents;

    - that all covenants contained in the merger agreement and the tax representations, described above, are performed without waiver or breach of any material provision of these covenants; and

    - that any representation or statement made "to the best of knowledge" or similarly qualified is correct without that qualification.

    No ruling from the Internal Revenue Service has been or will be requested in connection with the merger. In addition, shareholders of Integrated Systems should be aware that the tax opinions discussed in this section are not binding on the IRS, the IRS could adopt a contrary position and a contrary position could be sustained by a court.

    Subject to the assumptions and limitations discussed above, it is the opinion of Cooley Godward LLP, tax counsel to Wind River, and Fenwick & West LLP, tax counsel to Integrated Systems, that:

    - the merger will be treated for federal income tax purposes as a Reorganization;

    - Wind River, Merger Sub and Integrated Systems will each be a party to the Reorganization;

    - Wind River, Merger Sub and Integrated Systems will not recognize any gain or loss solely as a result of the merger;

    - shareholders of Integrated Systems will not recognize any gain or loss upon the receipt of solely Wind River common stock for their Integrated Systems common stock, other than with respect to cash received in lieu of fractional shares of Wind River common stock;

    - the aggregate basis of the shares of Wind River common stock received by an Integrated Systems shareholder in the merger (including any fractional share deemed received) will be the same as the aggregate basis of the shares of Integrated Systems common stock surrendered in exchange therefor;

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    - the holding period of the shares of Wind River common stock received by an
      Integrated Systems shareholder in the merger will include the holding period of the shares of Integrated Systems common stock surrendered in exchange therefor, provided that such shares of Integrated Systems common stock are held as capital assets at the effective time of the merger; and

    - a shareholder of Integrated Systems who receives cash in lieu of a fractional share will recognize gain or loss equal to the difference, if any, between such shareholder's basis in the fractional share and the amount of cash received. Such gain or loss will be a capital gain or loss if the Integrated Systems common stock is held by such shareholder as a capital asset at the effective time of the merger.

ANTICIPATED ACCOUNTING TREATMENT

    The merger is expected to be accounted for using the "pooling of interests" method of accounting pursuant to Opinion No. 16 of the Accounting Principles Board. The pooling of interests method of accounting assumes that the combining companies have been merged from inception, and the historical consolidated financial statements for periods prior to consummation of the merger are restated as though the companies had been combined from inception. Wind River may terminate the merger agreement if the merger cannot be accounted for as a pooling of interests.

REGULATORY APPROVALS

    Transactions such as the merger are subject to review by the Department of Justice and the FTC to determine whether they comply with applicable antitrust laws. Under the provisions of the HSR Act, the merger may not be consummated until the specified waiting period requirements of the HSR Act have been satisfied. Wind River and Integrated Systems filed notification reports, together with requests for early termination of the waiting period, with the Department of Justice and the FTC under the HSR Act on November 3, 1999, and the waiting period terminated on December 3, 1999.

RESTRICTIONS ON RESALES BY AFFILIATES

    The shares of Wind River common stock to be received by Integrated Systems shareholders in the merger have been registered under the Securities Act and, except as described in this paragraph, may be freely traded without restriction. The shares of Wind River common stock to be issued in the merger and received by persons who may be considered to be "affiliates" (as that term is defined in Rule 144 under the Securities Act) of Integrated Systems before the merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act or as otherwise permitted under the Securities Act. Under guidelines published by the SEC, the sale or other disposition of Wind River common stock or Integrated Systems common stock by an affiliate of either Wind River or Integrated Systems within 30 days before the effective time or the sale or other disposition of Wind River common stock after the merger and before the publication of financial results that include at least 30 days of post-merger combined operations of Wind River and Integrated Systems could preclude pooling of interests accounting treatment of the merger. Accordingly, the merger agreement provides that Wind River and Integrated Systems will obtain a signed affiliate agreement from all persons who may be considered to be their affiliates. The affiliate agreements provide that these persons will not sell, transfer or otherwise dispose of any shares of Wind River common stock or Integrated Systems common stock during the pooling period referred to above and, with respect to affiliates of Integrated Systems, that they will not sell, transfer or otherwise dispose of Wind River common stock at any time in violation of the Securities Act or the rules and regulations promulgated under the Securities Act, including Rule 145. Wind River and Integrated Systems have obtained executed affiliate agreements from all persons known to the managements of Wind River or Integrated Systems to be affiliates of such corporations.

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                     CERTAIN TERMS OF THE MERGER AGREEMENT

    THE FOLLOWING DESCRIPTION OF THE MERGER AGREEMENT DESCRIBES THE MATERIAL TERMS OF THE MERGER AGREEMENT. THE FULL TEXT OF THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. WE ENCOURAGE YOU TO READ THE ENTIRE MERGER AGREEMENT.

THE MERGER

    The merger agreement provides that at the effective time, Merger Sub will be merged with and into Integrated Systems. Upon completion of the merger, Integrated Systems will continue as the surviving corporation and will be a wholly owned subsidiary of Wind River.

EFFECTIVE TIME OF THE MERGER

    The merger will become effective when an agreement of merger and related certificates are filed with the Secretary of State of the State of California and a certificate of merger is filed with the Secretary of State of the State of Delaware. If all the conditions to the merger contained in the merger agreement are satisfied or waived, we anticipate that the effective time will occur on the date of the special meetings or as soon as practicable following the special meetings.

MANNER AND BASIS OF CONVERTING SHARES

    At the effective time, each share of Integrated Systems common stock will automatically be converted into a fraction of a share of Wind River common stock equal to 0.92. This fraction is referred to in this joint proxy statement/prospectus as the exchange ratio.

    Promptly following the effective time, American Stock Transfer and Trust Company, which has been selected by Wind River to act as exchange agent, will mail to each record holder of Integrated Systems common stock immediately before the effective time, a letter indicating that the merger has been completed. Record holders of Integrated Systems common stock will also be mailed a transmittal letter which record holders will use to exchange Integrated Systems common stock certificates for Wind River common stock certificates and cash for any fractional share. Transmittal letters will also be available following completion of the merger at the offices of the exchange agent at American Stock Transfer and Trust Company, c/o Joseph Wolf, 6201 15th Avenue, Brooklyn,
New York 11219. Additionally, holders of certificates that previously evidenced Integrated Systems common stock may, at their option after the effective time, physically surrender in person at the offices of the exchange agent their certificates for certificates evidencing Wind River common stock. Share certificates should not be surrendered for exchange by Integrated Systems shareholders before the effective time. After the effective time, transfers of Integrated Systems common stock will not be registered on the stock transfer books of Integrated Systems.

    No fractional shares of Wind River common stock will be issued in the merger. Instead, each Integrated Systems shareholder entitled to a fractional share will receive a cash amount (rounded to the nearest whole cent), without interest, based on the closing price for Wind River common stock on the Nasdaq National Market on the date the merger becomes effective.

    After the effective time, until it is surrendered and exchanged, each certificate that previously evidenced Integrated Systems common stock will be deemed to evidence shares of Wind River common stock and the right to receive cash instead of any fractional share. Wind River will not pay dividends or other distributions on any shares of Wind River common stock to be issued in exchange for any unsurrendered Integrated Systems common stock certificate until the Integrated Systems common stock certificate is surrendered as provided in the merger agreement.

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INTEGRATED SYSTEMS STOCK OPTIONS

    At the effective time, Wind River will assume each outstanding Integrated Systems stock option. Thus, each outstanding Integrated Systems stock option will become an option to purchase a number of shares of Wind River common stock determined by multiplying the number of shares of Integrated Systems common stock subject to the Integrated Systems stock option immediately before the effective time by the exchange ratio. The exercise price per share of Wind River common stock subject to each assumed stock option will be equal to the exercise price per share of the Integrated Systems common stock subject to the related Integrated Systems stock option divided by the exchange ratio. All other terms and conditions of the Integrated Systems stock options will not change and will operate in accordance with their terms.

    Based on the Integrated Systems stock options outstanding at the record date and assuming no Integrated Systems stock options are exercised before the effective time, Wind River will be required at the effective time to reserve 4,618,993 shares of Wind River common stock for issuance upon exercise of Integrated Systems stock options assumed by Wind River in the merger.

INTEGRATED SYSTEMS EMPLOYEE STOCK PURCHASE PLAN

    Integrated Systems' 1999 Employee Stock Purchase Plan will be terminated at the effective time. The last business day before the effective time will be treated as the last day of the offering period then underway under the Employee Stock Purchase Plan. Pro-rata adjustments may be required under to the Employee Stock Purchase Plan to reflect this reduced offering period, but the offering period will otherwise be treated as a fully effective and completed offering period for all purposes of the plan. The change in the offering period described above is conditioned upon the completion of the merger.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains customary representations and warranties of Integrated Systems and Wind River relating to, among other things, certain aspects of the respective businesses and assets of the parties and other matters. The representations and warranties expire at the effective time.

COVENANTS; CONDUCT OF BUSINESS PRIOR TO THE MERGER

    AFFIRMATIVE COVENANTS OF INTEGRATED SYSTEMS. Integrated Systems has agreed that before the effective time it will:

    - conduct its business and operations only in the ordinary course and in accordance with past practices, use all commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other persons having business relationships with it, and keep in full force all insurance policies;

    - provide Wind River with access to its books, records, tax returns and other documents during regular business hours;

    - deliver to Wind River certain financial statements and reports, any written materials sent by Integrated Systems to its shareholders, and any material or reports filed with or received from any governmental agency;

    - use all commercially reasonable efforts to file all notices, reports and other documents required to be filed with any governmental agency with respect to the merger, including the notifications required under the HSR Act and any applicable foreign antitrust laws or regulations in connection with the merger; and

    - call and hold a meeting of its shareholders to vote on a proposal to approve the principal terms of the merger.

    Integrated Systems has also agreed that its board of directors will recommend that the Integrated Systems shareholders vote to approve the principal terms of the merger. However, notwithstanding the foregoing, at any time before the Integrated Systems special meeting, the Integrated Systems board of directors is entitled to withdraw or modify its recommendation that the Integrated Systems shareholders vote to approve the principal terms of the merger if certain requirements, including the following, are satisfied:

    - an unsolicited, bona fide written offer to purchase all of the outstanding shares of Integrated Systems common stock is made and is not withdrawn;

    - Integrated Systems satisfies certain notice requirements; and

    - the Integrated Systems board of directors determines, based upon a written opinion of an independent financial advisor of nationally recognized reputation and after consultation with its legal counsel, that the offer constitutes a superior offer and that withdrawal or modification of its recommendation is required for the board of directors to comply with its fiduciary obligations to the Integrated Systems shareholders.

    For purposes of the merger agreement, the term "superior offer" means an unsolicited, bona fide written offer made by a third party to purchase all of the outstanding shares of Integrated Systems common stock on terms that the Integrated Systems board of directors determines, in its reasonable judgment, based upon a written opinion of an independent financial advisor of nationally recognized reputation, to be more favorable to the Integrated Systems shareholders than the merger and is financed or is reasonably capable of being financed.

    If the Integrated Systems board of directors withdraws or modifies its recommendation that the Integrated Systems shareholders vote to approve the principal terms of the merger, Integrated Systems may be required to pay a fee of $16.0 million to Wind River. See "--Expenses and Termination Fees."

    NEGATIVE COVENANTS OF INTEGRATED SYSTEMS. Integrated Systems has agreed that before the effective time, except as otherwise agreed to in writing by Wind River, or as previously disclosed to Wind River, it will not, will not agree to, and will not permit any of its subsidiaries to:

    - declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

    - subject to exceptions, sell, issue, or grant any capital stock or any option or right to acquire any capital stock;

    - amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Integrated Systems' stock option plans or any agreement evidencing any outstanding stock option;

    - amend its articles of incorporation or bylaws;

    - effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

    - form any subsidiary or acquire any equity interest or other interest in any other entity;

    - make any capital expenditure exceeding $500,000 in the aggregate in any fiscal quarter;

    - enter into, become bound by, amend or terminate any material contract;

    - acquire, lease or license any right or other asset from any other person or sell or otherwise dispose of, or lease or license, any right or other asset to any other person other than in the ordinary course of business and consistent with past practices;

    - subject to exceptions, incur or guarantee any indebtedness;

    - subject to exceptions, establish or amend any employee benefit plan, pay any bonus or make any profit-sharing payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation payable to, any of its directors, officers or employees;

    - hire any new employee at the level of vice president or above or with an annual base salary in excess of $120,000, promote any employee except in order to fill a position vacated after the date of the merger agreement, or engage any consultant or independent contractor other than under a contract that can be terminated without penalty on notice of 90 days or less;

    - materially change any of its pricing policies, product return policies, product maintenance polices, service policies, product modification or upgrade policies, personnel policies or other business policies, or any of its methods of accounting or accounting practices in any respect;

    - take any action that could preclude Wind River from accounting for the merger as a "pooling of interests;"

    - make any material tax election;

    - subject to certain exceptions, commence or settle any legal proceeding; or

    - enter into any material transaction or take any other material action outside the ordinary course of business or inconsistent with past practices.

    AFFIRMATIVE COVENANTS OF WIND RIVER. Wind River has agreed that before the effective time, it will:

    - provide Integrated Systems with access to its books, records, tax returns and other documents;

    - register under the Securities Act the issuance of the shares of Wind River common stock in the merger;

    - use all commercially reasonable efforts to file all notices, reports and other documents required to be filed with any governmental agency with respect to the merger, including the notifications required under the HSR Act and any applicable foreign antitrust laws or regulations in connection with the merger; and

    - call and hold a meeting of its stockholders to vote on the issuance of shares of Wind River common stock in the merger.

    Wind River has also agreed that its board of directors will recommend that the Wind River stockholders vote to approve the issuance of shares of Wind River common stock in the merger. The merger agreement prohibits the Wind River board of directors from withdrawing or modifying its recommendation. If the Wind River board of directors breaches the merger agreement and withdraws or modifies its recommendation that the Wind River stockholders vote to approve the issuance of shares of Wind River common stock in the merger, Wind River may be liable for significant damages, including the payment of a $16.0 million fee to Integrated Systems. See "--Expenses and Termination Fees."

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
LIMITATION ON CONSIDERING OTHER ACQUISITION PROPOSALS

    As an inducement to Wind River to enter into the merger agreement, Integrated Systems has agreed that it will not and that it will not authorize or permit any of its representatives to:

    - solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any offer, proposal, inquiry or indication of interest contemplating or otherwise relating to any of the following (individually, an "Acquisition Proposal" and collectively, "Acquisition Proposals"):

       - any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) involving Integrated Systems or any of its subsidiaries, (ii) in which a person directly or indirectly acquires ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of Integrated Systems or any of its subsidiaries or (iii) in which Integrated Systems or any of its subsidiaries issues securities representing more than 20% of the outstanding securities of any class of voting securities of Integrated Systems or any of its subsidiaries;

       - any sale, lease, exchange, transfer, license, acquisition or disposition of any business or assets that account for 20% or more of the consolidated net revenues or assets of Integrated Systems or any of its subsidiaries; or

       - any liquidation or dissolution of Integrated Systems or any of its subsidiaries.

    - furnish any nonpublic information to any person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could lead to an Acquisition Proposal;

    - engage in discussions or negotiations with any person with respect to any Acquisition Proposal;

    - approve, endorse or recommend any Acquisition Proposal; or

    - enter into any letter of intent or similar agreement contemplating or relating to any Acquisition Proposal.

    However, the foregoing restrictions will not prohibit Integrated Systems from furnishing nonpublic information to, or engaging in discussions or negotiations with, a third party if:

    - it does so in response to a superior offer (defined above);

    - neither Integrated Systems nor any of its representatives shall have violated any of the restrictions referred to above;

    - the Integrated Systems board of directors, after consultation with its outside legal counsel, concludes that the action is required in order for the board of directors to comply with its fiduciary obligations to the Integrated Systems shareholders;

    - at least two business days prior to furnishing any nonpublic information to, or entering into discussions or negotiations with, the third party, Integrated Systems gives Wind River notice of the identity of the third party and the information is furnished under an appropriate confidentiality agreement; and

    - at least two business days prior to furnishing any nonpublic information to the third party, Integrated Systems provides the nonpublic information to Wind River.

    If the Integrated Systems board of directors receives an Acquisition Proposal, then Integrated Systems must promptly inform Wind River of the terms and conditions of the proposal and the identity of the person making it. Integrated Systems must keep Wind River fully informed of the status and details of any Acquisition Proposal and of all steps it is taking in response to an Acquisition Proposal.

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CONDITIONS TO THE MERGER

    CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of Wind River and Integrated Systems to complete the merger are subject to the satisfaction of the following conditions:

    - the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part shall have become effective in accordance with the provisions of the Securities Act and shall not be subject to any stop order;

    - the Integrated Systems shareholders shall have approved the principal terms of the merger and the Wind River stockholders shall have approved the issuance of shares of Wind River common stock in the merger;

    - all applicable waiting periods under the HSR Act shall have expired or been terminated;

    - the shares of Wind River common stock to be issued in the merger shall have been approved for listing (subject to notice of issuance) on the Nasdaq National Market; and

    - no order shall be in effect that prohibits the consummation of the merger.

    CONDITIONS TO THE OBLIGATION OF WIND RIVER. The obligation of Wind River to complete the merger is subject to the satisfaction of the following additional conditions:

    - the representations and warranties made by Integrated Systems in the merger agreement shall be accurate in all respects as of the closing date as if made on the closing date. Any inaccuracies in the representations and warranties will be disregarded if the circumstances giving rise to all inaccuracies considered collectively do not constitute, and would not reasonably be expected to have, a material adverse effect on Integrated Systems;

    - Integrated Systems shall have complied in all material respects with all of its covenants and obligations in the merger agreement at or prior to the closing date;

    - Integrated Systems shall have obtained all material consents required to be obtained in connection with the merger;

    - Wind River shall have received (1) agreements from each person considered to be an "affiliate" of Integrated Systems; (2) noncompetition agreements from two executive officers of Integrated Systems; (3) letters from PricewaterhouseCoopers LLP, dated as of the closing date, with respect to the availability of "pooling of interests" accounting treatment for the merger; (4) a tax opinion that the merger will constitute a reorganization for federal income tax purposes; and (5) the written resignations of all officers and directors of Integrated Systems effective as of completion of the merger;

    - not more than one of seven specific executive officers of Integrated Systems shall have ceased to be employed by Integrated Systems or shall have expressed an intention to terminate his or her employment with Integrated Systems;

    - there shall not have occurred any material adverse effect on Integrated Systems, and no event shall have occurred or circumstance shall exist that, alone or in combination with any other events or circumstances, could reasonably be expected to have a material adverse effect on Integrated Systems;

    - there shall not be pending or threatened any action or legal proceeding involving any governmental entity that challenges or prohibits the consummation of the merger;

    - there shall not be pending any action or legal proceeding in which there is a reasonable possibility of an outcome that would have a material adverse effect on Integrated Systems or

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
      Wind River (not including any legal proceedings against Integrated Systems that result directly from the public announcement of the merger); and

    - Wind River shall have received assurances reasonably satisfactory to Wind River that there will be no options outstanding to purchase shares of Integrated Systems capital stock after the merger.

    As used in the merger agreement, "material adverse effect" means, with respect to Integrated Systems, any event, violation, inaccuracy, circumstance or other matter which when considered with all other events, violations, inaccuracies, circumstances or other matters had or would have a material adverse effect on (i) the business, condition, capitalization, assets, liabilities, operations or financial performance of Integrated Systems and its subsidiaries taken as a whole, (ii) the ability of Integrated Systems to consummate the merger or any of the other transactions contemplated by the merger agreement or to perform any of its obligations under the merger agreement, or (iii) Wind River's ability to vote with respect to the stock of Integrated Systems. In no event will any of the following constitute a material adverse effect:

    - a material decline in revenues or net income recorded by Integrated Systems after the date of the merger agreement to the extent that the decline resulted directly from the public announcement or pendency of the merger;

    - a material loss of Integrated Systems' customers or employees after the date of the merger agreement to the extent that the loss resulted directly from the public announcement or pendency of the merger;

    - any other change in Integrated Systems' business after the date of the merger agreement to the extent that the change resulted directly from the public announcement or pendency of the merger; and

    - a change in the trading prices of Integrated Systems common stock.

    CONDITIONS TO THE OBLIGATION OF INTEGRATED SYSTEMS. The obligation of Integrated Systems to complete the merger is subject to the satisfaction of the following additional conditions:

    - the representations and warranties made by Wind River in the merger agreement shall be accurate in all respects as of the closing date as if made on the closing date. Any inaccuracies in the representations and warranties will be disregarded if the circumstances giving rise to all inaccuracies considered collectively do not constitute, and would not reasonably be expected to have, a material adverse effect on Wind River;

    - Wind River shall have complied in all material respects with all of its covenants and obligations required to be complied with by it under the merger agreement at or prior to the closing date;

    - Integrated Systems shall have received a tax opinion that the merger will constitute a reorganization for federal income tax purposes; and

    - there shall not have occurred any material adverse effect on Wind River, and no event shall have occurred or circumstance shall exist that, alone or in combination with any other events or circumstances, could reasonably be expected to have a material adverse effect on Wind River.

    As used in the merger agreement, "material adverse effect" means, with respect to Wind River, any event, violation, inaccuracy, circumstance or other matter which when considered with all other events, violations, inaccuracies, circumstances or other matters had or would have a material adverse effect on the business, condition, capitalization, assets, liabilities, operations or financial performance of

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Wind River and its subsidiaries taken as a whole. In no event will any of the following constitute a material adverse effect on Wind River:

    - a material decline in revenues or net income recorded by Wind River after the date of the merger agreement to the extent that the decline resulted directly from the public announcement or pendency of the merger;

    - a material loss of Wind Rivers' customers or employees after the date of the merger agreement to the extent that the loss resulted directly from the public announcement or pendency of the merger;

    - any other change in Wind Rivers' business after the date of the merger agreement to the extent that the change resulted directly from the public announcement or pendency of the merger; and

    - a change in the trading prices of Wind River common stock.

TERMINATION OF THE MERGER AGREEMENT

    Wind River and Integrated Systems can agree by mutual written consent to terminate the merger agreement at any time before the merger is completed. In addition, either company can terminate the merger agreement if:

    - the merger is not completed on or before May 31, 2000, unless on May 31, 2000, antitrust clearance is the only condition to the merger that has not been satisfied or waived, in which case either company can terminate the merger agreement if the merger is not completed on or before July 31, 2000;

    - a court or government entity issues a final order prohibiting the merger;

    - the Integrated Systems shareholders do not approve the principal terms of the merger;

    - the Wind River stockholders do not approve the issuance of shares of Wind River common stock in the merger;

    - the other company materially breaches its representations, warranties or covenants in the merger agreement and the breach is not curable through the exercise of commercially reasonable efforts or the other company is not using commercially reasonable efforts to cure the breach; or

    - there is an event or circumstance that results in a material adverse effect with respect to the other company.

    In addition, Wind River may terminate the merger agreement if, before the receipt of the Integrated Systems shareholder approval:

    - the Integrated Systems board of directors withdraws its recommendation of, or otherwise fails to support, the proposal to approve the principal terms of the merger, or recommends another Acquisition Proposal;

    - a tender or exchange offer relating to securities of Integrated Systems is commenced or another Acquisition Proposal is publicly announced, and Integrated Systems does not actively oppose such tender or exchange offer or Acquisition Proposal;

    - Integrated Systems breaches its agreement not to solicit, encourage or participate in discussions or negotiations with respect to Acquisition Proposals with parties other than Wind River; or

    - Integrated Systems fails to hold its special meeting within 45 days after the effective date of the registration statement of which this joint proxy statement/prospectus is a part.

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    In addition, Integrated Systems may terminate the merger agreement if, before the receipt of the Wind River stockholder approval, the Wind River board of directors withdraws its recommendation of the proposal to approve the issuance of shares of Wind River common stock in the merger. Such withdrawal by the Wind River board of directors would constitute a breach of the merger agreement. Any such breach could result in significant damages to Wind River, including the payment of a $16.0 million fee to Integrated Systems.

    Subject to limited exceptions, including the survival of Integrated Systems' agreement to pay a termination fee to Wind River under certain circumstances, if the merger agreement is terminated, then it is void. There will be no liability on the part of Wind River, Merger Sub or Integrated Systems to the other, and all rights and obligations of the parties will cease. However, no party will be relieved from its obligations with respect to any willful breach of the merger agreement.

EXPENSES AND TERMINATION FEES

    Except as provided below, if the merger is abandoned because the merger agreement is terminated, all expenses will be paid by the party incurring them.

    - Integrated Systems will reimburse Wind River for merger expenses (including for up to $2.0 million in attorneys' fees, accountants' fees, financial advisory fees and filing fees) if the merger agreement is terminated because the Integrated Systems shareholders fail to approve the principal terms of the merger.

    - Wind River will reimburse Integrated Systems for merger expenses (including for up to $2.0 million in attorneys' fees, accountants' fees, financial advisory fees and filing fees) if the merger agreement is terminated because the Wind River stockholders fail to approve the issuance of shares of Wind River common stock in the merger.

    - Integrated Systems will pay to Wind River a termination fee of $16.0 million if the merger agreement is terminated because:

       1. the Integrated Systems shareholders fail to approve the principal terms of the merger and, at or before that time, another Acquisition Proposal has been disclosed, announced, commenced, submitted or made;

       2. the Integrated Systems board of directors withdraws or modifies in a manner adverse to Wind River its recommendation of, or otherwise fails to support, the proposal to approve the principal terms of the merger, or recommends another Acquisition Proposal;

       3. the Integrated Systems board of directors shall have approved, endorsed or recommended any Acquisition Proposal;

       4. a tender or exchange offer relating to securities of Integrated Systems is commenced or another Acquisition Proposal is publicly announced, and Integrated Systems does not actively oppose such tender or exchange offer or Acquisition Proposal;

       5. Integrated Systems breaches its agreement not to solicit, encourage or participate in discussions or negotiations with respect to another Acquisition Proposal; or

       6. Integrated Systems fails to hold its special meeting within 45 days after the effective date of the registration statement of which this joint proxy statement/prospectus is a part; and

    - Wind River will pay to Integrated Systems a termination fee of $16.0 million if Integrated Systems terminates the merger agreement because the Wind River board of directors withdraws or modifies in a manner adverse to Integrated Systems its recommendation of, the proposal to approve the issuance of shares of Wind River common stock in the merger.

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                             STOCK OPTION AGREEMENT

    THE FOLLOWING DESCRIPTION OF THE STOCK OPTION AGREEMENT DESCRIBES THE MATERIAL TERMS OF THE STOCK OPTION AGREEMENT BETWEEN WIND RIVER AND INTEGRATED SYSTEMS, DATED AS OF OCTOBER 21, 1999. THE FULL TEXT OF THE STOCK OPTION AGREEMENT IS ATTACHED AS ANNEX B TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. WE ENCOURAGE YOU TO READ THE ENTIRE STOCK OPTION AGREEMENT.

    In order to induce Wind River to enter into the merger agreement, Integrated Systems granted to Wind River an irrevocable option to purchase newly issued shares of Integrated Systems common stock representing up to 10% of Integrated Systems common stock outstanding as of October 21, 1999. The purchase price per option share is $18.46.

PURPOSE OF THE OPTION

    The option is intended to increase the likelihood that the merger will be completed on its agreed terms. The option could prevent an alternative acquisition transaction with Integrated Systems from being accounted for as a "pooling of interests" for financial accounting purposes. The option therefore may have the effect of discouraging others from proposing acquisition proposals to Integrated Systems before the completion of the merger with Wind River, even from others prepared to offer to pay consideration to Integrated Systems shareholders which has a higher current market price then the shares of Wind River common stock to be received by Integrated Systems shareholders in the merger.

EXERCISABILITY OF THE OPTION

    The option may be exercised at any time after an event that would allow Wind River to terminate the merger agreement and receive a $16 million termination fee from Integrated Systems. The events that would cause the option to become exercisable are described under "Certain Terms of the Merger Agreement--Expenses and Termination Fees." The option will remain in effect until the earliest to occur of the effective time, 180 days after the receipt by Wind River of notice from Integrated Systems of an exercise event, or termination of the merger agreement before an exercise event. Wind River may exercise the option in whole or in part, at any time during the option term following an exercise event.

PROFIT LIMITATION

    The stock option agreement limits the cash payment that Wind River may receive after exercise of the option and sale of shares of Integrated Systems common stock. If Wind River exercises the option and sells any option shares, Wind River must promptly pay to Integrated Systems (a) the amount, if any, by which $16,000,000, exceeds the amount of any payment received by Wind River as a termination fee under the merger agreement, plus (b) the total exercise price Wind River paid to exercise the option.

OTHER

    The stock option agreement contains provisions governing the procedure for exercise of the option and payment for the shares purchased upon exercise and other provisions that adjust the number of shares and the exercise price upon the occurrence of certain events, such as stock dividends, divisions, combinations and recapitalizations, exchange of shares or other similar transactions.

    Finally, the stock option agreement contains provisions obligating Integrated Systems to register under the Securities Act the offering, sale and delivery by Wind River of shares of Integrated Systems common stock acquired by Wind River upon the exercise of the option.

                               VOTING AGREEMENTS

    THE FOLLOWING DESCRIPTION OF THE VOTING AGREEMENTS DESCRIBES THE MATERIAL TERMS OF THE VOTING AGREEMENTS. FORMS OF VOTING AGREEMENTS ARE ATTACHED AS ANNEX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND ARE INCORPORATED HEREIN BY REFERENCE. WE ENCOURAGE YOU TO READ THE ENTIRE FORMS OF VOTING AGREEMENTS.

VOTING AGREEMENTS RELATING TO INTEGRATED SYSTEMS SHARES

    Narendra K. Gupta, Charles M. Boesenberg, John C. Bolger, Michael A. Brochu, Vinita Gupta, Thomas Kailath, Richard C. Murphy and James E. Challenger, each a director of Integrated Systems, and William C. Smith, J.C. Sarner, David Stepner, Scot Morrison, Martin A. Caniff and Joseph Addiego, each an executive officer of Integrated Systems, have each entered into voting agreements with Wind River dated October 21, 1999. They have agreed in the voting agreements to vote all shares of Integrated Systems common stock owned by them as of the record date in favor of the approval of the principal terms of the merger. In the voting agreements, they have granted Wind River an irrevocable proxy to vote their shares of Integrated Systems common stock in favor of the principal terms of the merger. Approximately 6,474,095 shares, or 27% of the Integrated Systems common stock outstanding on the record date, is subject to voting agreements and irrevocable proxies. They have also agreed that, before the termination of the voting agreements, they will not transfer, assign, convey or dispose of any shares of Integrated Systems common stock, or any option to purchase shares of Integrated Systems common stock, owned by them unless each person to whom any shares or option is transferred executes a voting agreement and agrees to hold the shares or options subject to all of the terms and provisions of the voting agreement.

VOTING AGREEMENTS RELATING TO WIND RIVER SHARES

    Jerry L. Fiddler, Thomas St. Dennis, Ronald A. Abelmann, William B. Elmore, David B. Pratt and Grant M. Inman, each a director of Wind River, and
Richard W. Kraber, David G. Fraser, Graham D. Shenton, Curt Schacker, Peter J. Richards, John Fogelin, Kamran Sokhanvari and Marla Ann Stark, each an executive officer of Wind River, have each entered into voting agreements with Integrated Systems dated October 21, 1999. They have agreed in the voting agreements to vote all shares of Wind River common stock owned by them as of the record date in favor of the issuance of shares of Wind River common stock in the merger. Additionally, Jazem II Family Partners LP (of which Jerry L. Fiddler is a General Partner); Jazem III Family Partners LP (of which Jerry L. Fiddler is a partner); Grant M. Inman and Suanne B. Inman, Trustees FBO Inman Living Trust UAD 5/9/89; Grant M. Inman Custodian SSB Keogh PS Custodian the West Ven Keogh; GWIK a Partnership; and Suanne Inman Trustee FBO Bonner Trust 1988 MBI UAD 12/22/88 have also executed voting agreements with Integrated Systems dated October 21, 1999, and have agreed to vote all shares of Wind River common stock owned by them as of the record date in favor of the issuance of shares of Wind River common stock in the merger. In the voting agreements, the Wind River stockholders mentioned in this paragraph have also granted Integrated Systems an irrevocable proxy to vote their shares of Wind River common stock in favor of the issuance of shares of Wind River common stock in the merger. Approximately 4,885,522 shares, or approximately 12% of the shares of Wind River common stock outstanding on the record date, is subject to voting agreements and irrevocable proxies. The Wind River stockholders mentioned in this paragraph have also agreed that, before the termination of the voting agreements, they will not transfer, assign, convey or dispose of any of the shares of Wind River common stock, or any options to purchase shares of Wind River common stock, owned by them unless each person to whom any shares or options is transferred executes a voting agreement and agrees to hold the shares or options subject to all of the terms and provisions of the voting agreement.

                        MANAGEMENT AND OTHER INFORMATION

    After the merger, Integrated Systems will be a wholly owned subsidiary of Wind River, and all of Integrated Systems' subsidiaries will be indirect wholly owned subsidiaries of Wind River. After the merger, the Wind River board of directors will consist of five persons nominated by Wind River and two persons nominated by Integrated Systems. The merger agreement provides that the Wind River board of directors must use all commercially reasonable efforts to attempt to cause, as of the effective time, Jerry L. Fiddler to serve as Chairman of the Board of Wind River, Thomas St. Dennis to serve as Chief Executive Officer and a director of Wind River and Narendra Gupta to serve as Vice Chairman and a director of Wind River. Information relating to the management, executive compensation, certain relationships and related transactions and other related matters pertaining to Wind River and Integrated Systems is contained in or incorporated by reference in their respective annual reports on Form 10-K which are incorporated in this joint proxy statement/prospectus. See "Where You Can Find More Information."

                SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

BENEFICIAL OWNERSHIP OF WIND RIVER SHARES

    The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Wind River common stock, as of December 23, 1999 (except as noted in the footnotes), by each director and executive officer of Wind River and by each person or group who is known to the management of Wind River to be the beneficial owner of more than five percent of the Wind River common stock outstanding as of December 23, 1999. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Where information regarding stockholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable and the voting agreements entered into between the executive officers and directors of Wind River and Integrated Systems, Wind River believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 42,214,854 shares outstanding on December 23, 1999, adjusted as required by rules promulgated by the SEC. Shares of Wind River common stock subject to options that are currently exercisable or are exercisable within 60 days of December 23, 1999 are treated as outstanding and beneficially owned by the person holding them for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other stockholder.

                                                                                         BENEFICIAL OWNERSHIP
                                                                                   --------------------------------
                                                                                     NUMBER OF    PERCENT OF TOTAL
NAME OF BENEFICIAL OWNER                                                           SHARES OWNED    OUTSTANDING (%)
---------------------------------------------------------------------------------  -------------  -----------------
Jerry L. Fiddler (1).............................................................     4,285,815           10.15
  500 Wind River Way
  Alameda, CA 94501
David N. Wilner (2)..............................................................     2,760,614            6.54
  500 Wind River Way
  Alameda, CA 94501
Ronald A. Abelmann (3)...........................................................     1,098,373            2.60
William B. Elmore (4)............................................................       358,408           *
Graham D. Shenton (5)............................................................       275,885           *
Curtis B. Schacker (6)...........................................................       195,183           *
Richard W. Kraber (7)............................................................       188,974           *
Grant M. Inman...................................................................       144,000           *
Thomas St. Dennis................................................................       139,400           *
David G. Fraser (8)..............................................................       129,257           *
John Fogelin (9).................................................................       110,905           *
Peter J. Richards (10)...........................................................        88,220           *
Kamran Sokhanvari (11)...........................................................        67,583           *
David B. Pratt (12)..............................................................        44,733           *
Marla Ann Stark..................................................................       --               --
All executive officers and directors as a group (14 persons) (13)................     7,126,746           16.88

------------------------

* Less than 1%.

 (1) Includes 3,270,431 shares held by The Fiddler and Alden Family Trust, of which Mr. Fiddler is a trustee; 555,000 shares held by the Jazem II Family Partners LP, of which Mr. Fiddler is a general partner; and 328,704 shares held by Jazem III Family Partners LP, of which Mr. Fiddler is also a partner. Also includes 131,680 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (2) Includes 384,600 shares held in trust for Mr. Wilner's minor child. Also includes 128,833 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (3) Includes 1,060,438 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (4) Includes 49,500 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (5) Includes 217,986 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (6) Includes 191,329 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (7) Includes 188,974 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (8) Includes 121,516 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (9) Includes 90,632 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (10) Includes 88,220 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (11) Includes 67,258 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (12) Includes 32,625 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (13) Includes 2,241,212 shares subject to stock options held by officers and directors exercisable within 60 days of December 23, 1999. See footnotes
      (3)--(12) above.

BENEFICIAL OWNERSHIP OF INTEGRATED SYSTEMS SHARES

    The following table and the related notes present information on the beneficial ownership of shares of Integrated Systems common stock, as of December 23, 1999 (except as noted in the footnotes), by each director and executive officer of Integrated Systems and by each person or group who is known to the management of Integrated Systems to be the beneficial owner of more than 5% of the Integrated Systems common stock outstanding as of December 23, 1999. This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Where information regarding shareholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in those schedules, as noted. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable and the voting agreements entered into between the executive officers and directors of Integrated Systems and Wind River, Integrated Systems believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 24,256,570 shares outstanding on December 23, 1999, adjusted as required by rules promulgated by the SEC. Shares of Integrated Systems common stock subject to options that are currently exercisable or are exercisable within 60 days of December 23, 1999 are treated as outstanding and beneficially owned by the person holding them for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other shareholder.

                                                                                         BENEFICIAL OWNERSHIP
                                                                                --------------------------------------
                                                                                    NUMBER OF       PERCENT OF TOTAL
NAME OF BENEFICIAL OWNER                                                          SHARES OWNED       OUTSTANDING (%)
------------------------------------------------------------------------------  -----------------  -------------------
Narendra K. and Vinita Gupta (1)..............................................       4,812,580               19.8
  201 Moffett Park Drive
  Sunnyvale, California 94089
Nevis Capital Management, Inc.(2).............................................       2,550,999               10.5
  1119 St. Paul Street
  Baltimore, Maryland 21202
Brown Investment Advisory and Trust Co.(3)....................................       2,448,401               10.1
  19 South Street
  Baltimore, Maryland 21202
Franklin Advisors, Inc. (4)...................................................       2,264,550                9.3
  901 Mariners Island Boulevard
  San Mateo, California 94404
James E. Challenger (5).......................................................         859,736                3.5
Thomas Kailath (6)............................................................         834,514                3.4
Charles M. Boesenberg (7).....................................................         211,322              *
Joseph Addiego (8)............................................................         190,353              *
David Stepner (9).............................................................         140,374              *
Scot Morrison (10)............................................................          59,196              *
Jean Claude Sarner (11).......................................................          58,591              *
John C. Bolger (12)...........................................................          54,916              *
Richard C. Murphy (13)........................................................          48,020
William C. Smith (14).........................................................          45,832              *
Martin Caniff (15)............................................................          22,499              *
Michael A. Brochu (16)........................................................           8,916              *
All current executive officers and directors as a group (14 persons) (17).....       7,346,849               29.2

------------------------

* Less than one percent.

 (1) Includes 3,730,200 shares held of record by Dr. and Mrs. Gupta in The Narendra and Vinita Gupta Living Trust. Also includes 1,000,000 shares held of record by Dr. and Mrs. Gupta, together with a third party, as trustees for their children, as to which they disclaim beneficial ownership and 7,800 shares held of record by Dr. Gupta as custodian for his daughter, as to which he disclaims beneficial ownership. Options exercisable within 60 days of December 23, 1999 consists of 22,916 shares subject to options held by Dr. Gupta and 51,664 shares subject to options held by Mrs. Gupta. Dr. Gupta is the Chairman of the Board and Secretary of Integrated Systems. Mrs. Gupta is a director of Integrated Systems.

 (2) Based upon a Schedule 13G filed June 10, 1999.

 (3) Based upon Amendment No. 1 to a Schedule 13G filed on April 13, 1999, indicating that Brown Advisory Incorporated may be the beneficial owner of 1,647,226 of these shares.

 (4) Based upon a Schedule 13G/A filed on January 28, 1999, indicating that Franklin Advisors, Inc. may be the beneficial owner of 40,750 of these shares.

 (5) Mr. Challenger is the Chief Technology Officer and a director of Integrated Systems. Includes 429,867 shares held of record by Mr. Challenger as trustee of the James E. Challenger, Jr. 1994 GST Trust.

 (6) Includes 382,850 shares held of record by Dr. Kailath and his wife as trustees of a revocable trust and 400,000 shares held of record by them, together with a third party, as trustees for their children and as custodians for their son. Includes 51,664 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (7) Mr. Boesenberg is the President, Chief Executive Officer and a director of Integrated Systems. Includes 204,166 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (8) Mr. Addiego is the Vice President of Worldwide Sales of Integrated Systems. Includes 143,873 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (9) Dr. Stepner is the President of Diab-SDS. Includes 140,374 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (10) Mr. Morrison is the Vice President and General Manager of Design Automation Solutions. Includes 51,569 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (11) Mr. Sarner is the Vice President of the Embedded Platforms Group. Includes 45,845 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (12) Mr. Bolger is a director of Integrated Systems. Includes 50,416 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (13) Mr. Murphy is a director of Integrated Systems. Includes 38,020 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (14) Mr. Smith is Vice President of Finance and Chief Financial Officer of Integrated Systems. Includes 45,832 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (15) Mr. Caniff is the President of Doctor Design. Includes 18,499 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (16) Mr. Brochu is a director of Integrated Systems. Includes 7,916 shares subject to stock options exercisable within 60 days of December 23, 1999.

 (17) Includes 872,754 shares subject to stock options held by officers and directors exercisable within 60 days of December 23, 1999. See footnotes
      (1) and (5)--(16) above.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

    On October 21, 1999, Wind River entered into an agreement to merge with Integrated Systems in a transaction to be accounted for as a pooling of interests. Under the terms of the agreement, each issued and outstanding common share of Integrated Systems will be exchanged for 0.92 of a share of Wind River common stock. Additionally, Wind River will convert approximately
4,618,993 Integrated Systems stock options into approximately 4,249,474 Wind River stock options.

    The following unaudited pro forma condensed combined financial statements present the effect of the proposed merger between Wind River and Integrated Systems. The unaudited pro forma condensed combined balance sheet presents the combined financial position of Wind River and Integrated Systems as of their respective fiscal year-ends of January 31, 1999 and February 28, 1999 after including the effect of the subsequent acquisition of Routerware by Wind River which was accounted for as a pooling of interests, respectively, assuming that the proposed mergers had previously occurred. Such pro forma information is based upon the historical consolidated balance sheet data of Wind River at January 31, 1999 and Integrated Systems at February 28, 1999, each company's respective year-end. The unaudited pro forma condensed combined statements of operations give effect to the proposed merger of Wind River and Integrated Systems by combining the results of operations of Wind River for each of the three years in the period ended January 31, 1999, with the results of operations of Integrated Systems for each of the three years in the period ended
February 28, 1999, respectively, on a pooling of interests basis. Additionally, the unaudited pro forma condensed combined statements of operations reflect the acquisition by Wind River and Integrated Systems of the acquired entities as if such acquisitions had occurred previously.

    The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for purposes of developing such pro forma information. The unaudited pro forma condensed combined financial statements are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

    Wind River and Integrated Systems estimate that they will incur direct transaction costs of approximately $3.5 million in connection with the proposed merger of Wind River with Integrated Systems, which will be charged to operations in the quarter in which the merger is consummated. This amount is a preliminary estimate and is therefore subject to change. There can be no assurance that Wind River will not incur additional charges in subsequent quarters to reflect costs associated with the proposed merger.

    These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto to Wind River and Integrated Systems and other financial information pertaining to Wind River and Integrated Systems including "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" incorporated by reference or included herein.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                                          INTEGRATED
                                                                            WIND RIVER     SYSTEMS
                                                                            -----------  ------------
                                                                            OCTOBER 31,  NOVEMBER 30,  PRO FORMA
                                                                               1999          1999       COMBINED
                                                                            -----------  ------------  ----------
ASSETS
Current Assets:
  Cash and Cash Equivalents...............................................   $  49,413    $   18,578   $   67,991
  Short-Term Investments..................................................      24,436         1,460       25,896
  Accounts Receivable, net of allowances..................................      33,329        39,416       72,745
  Prepaid and Other Current Assets........................................      12,081         9,898       21,979
                                                                             ---------    ----------   ----------
      Total Current Assets................................................     119,259        69,352      188,611

Investments...............................................................     172,972        24,743      197,715
Land and Equipment, net...................................................      35,505        21,008       56,513
Other Assets..............................................................       9,546        43,283       52,829
Restricted Cash...........................................................      35,544            --       35,544
                                                                             ---------    ----------   ----------
      Total Assets........................................................   $ 372,826    $  158,386   $  531,212
                                                                             =========    ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts Payable........................................................   $   4,914    $    6,119   $   11,033
  Accrued Liabilities.....................................................      12,002         8,162       20,164
  Accrued Compensation....................................................      11,098         8,578       19,676
  Income Taxes Payable....................................................       8,605         2,950       11,555
  Deferred Revenue........................................................      19,951        21,956       41,907
                                                                             ---------    ----------   ----------
      Total Current Liabilities...........................................      56,570        47,765      104,335

Long-Term Debt............................................................          --           598          598
Convertible Subordinated Notes............................................     140,000            --      140,000
                                                                             ---------    ----------   ----------
      Total Liabilities...................................................     196,570        48,363      244,933
                                                                             =========    ==========   ==========

Minority Interest in Consolidated Subsidiary..............................         820            --          820

Stockholders' Equity:
  Common Stock............................................................          43            --           43
  Additional Paid in Capital..............................................     130,949        74,367      205,316
  Loan to Stockholder.....................................................      (1,000)           --       (1,000)
  Treasury Stock at Cost..................................................     (29,488)           --      (29,488)
  Accumulated Other Comprehensive Income (Loss)...........................       7,962        (1,569)       6,393
  Retained Earnings.......................................................      66,970        37,225      104,195
                                                                             ---------    ----------   ----------
      Total Stockholders' Equity..........................................     175,436       110,023      285,459
                                                                             ---------    ----------   ----------
        Total Liabilities and Stockholders' Equity........................   $ 372,826    $  158,386   $  531,212
                                                                             =========    ==========   ==========

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            INTEGRATED     PRO FORMA    PRO FORMA
                                                              WIND RIVER     SYSTEMS      ADJUSTMENTS    COMBINED
                                                              -----------  ------------  -------------  ----------
                                                                  NINE MONTHS ENDED
                                                              -------------------------
                                                              OCTOBER 31,  NOVEMBER 30,
                                                                 1999          1999
                                                              -----------  ------------
Revenues:
  Products..................................................   $  84,644    $   67,808     $    (130)   $  152,322
  Services..................................................      33,037        43,464                      76,501
                                                               ---------    ----------     ---------    ----------
      Total Revenues........................................     117,681       111,272          (130)      228,823

Cost of Revenues:
  Products..................................................       7,702        12,034          (130)       19,606
  Services..................................................      14,113        17,848                      31,961
                                                               ---------    ----------     ---------    ----------
      Total Cost of Revenues................................      21,815        29,882          (130)       51,567

      Gross Profit..........................................      95,866        81,390                     177,256

Operating Expenses:
  Selling and Marketing.....................................      42,486        45,508                      87,994
  Product Development and Engineering.......................      21,369        18,650                      40,019
  General and Administrative................................      11,961        11,070                      23,031
  Acquisition-Related and Other.............................          --         8,586                       8,586
  Amortization of Intangible Assets.........................          --         3,628                       3,628
                                                               ---------    ----------     ---------    ----------
      Total Operating Expenses..............................      75,816        87,442                     169,258

Income from Operations......................................      20,050        (6,052)                     13,998

Other Income (Expense):
  Interest Income...........................................      11,202         2,582                      13,784
  Interest Expense and Other................................      (7,636)           --                      (7,636)
                                                               ---------    ----------     ---------    ----------
      Total Other Income....................................       3,566         2,582                       6,148
                                                               ---------    ----------     ---------    ----------
  Income before Provision for Income Taxes..................      23,616        (3,470)                     20,146
  Provision for Income Taxes................................       9,210         1,007                      10,217
                                                               ---------    ----------     ---------    ----------

      Net Income............................................   $  14,406    $   (4,477)    $            $    9,929
                                                               =========    ==========     =========    ==========
Net Income per Share:
  Basic.....................................................   $    0.35    $    (0.19)                 $     0.16
  Diluted...................................................   $    0.33    $    (0.19)                 $     0.15
Weighted average common and common equivalent shares:
  Basic.....................................................      41,496        23,322                      62,952
  Diluted...................................................      43,881        23,322                      65,337

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            INTEGRATED     PRO FORMA     PRO FORMA
                                                              WIND RIVER     SYSTEMS      ADJUSTMENTS    COMBINED
                                                              -----------  ------------  -------------  -----------
                                                                  NINE MONTHS ENDED
                                                              -------------------------
                                                              OCTOBER 31,  NOVEMBER 30,
                                                                 1998          1998
                                                              -----------  ------------
Revenues:
  Products..................................................   $  69,119    $   55,488     $    (153)    $ 124,454
  Services..................................................      23,606        42,961                      66,567
                                                               ---------    ----------     ---------     ---------
      Total Revenues........................................      92,725        98,449          (153)      191,021

Cost of Revenues:
  Products..................................................       6,491        10,449          (153)       16,787
  Services..................................................       9,423        18,919                      28,342
                                                               ---------    ----------     ---------     ---------
      Total Cost of Revenues................................      15,914        29,368          (153)       45,129

      Gross Profit..........................................      76,811        69,081            --       145,892

Operating Expenses:
  Selling and Marketing.....................................      32,812        35,505                      68,317
  Product Development and Engineering.......................      13,629        14,498                      28,127
  General and Administrative................................       5,484         9,516                      15,000
  Acquisition-Related and Other.............................          --         2,177                       2,177
  Amortization of Intangible Assets.........................          --           416                         416
                                                               ---------    ----------     ---------     ---------
      Total Operating Expenses..............................      51,925        62,112                     114,037

Income from Operations......................................      24,886         6,969                      31,855

Other Income (Expense):
  Interest Income...........................................      10,027         3,575                      13,602
  Interest Expense and Other................................      (6,623)           --                      (6,623)
                                                               ---------    ----------     ---------     ---------
      Total Other Income....................................       3,404         3,575                       6,979
                                                               ---------    ----------     ---------     ---------
Income before Provision for Income Taxes....................      28,290        10,544                      38,834
Provision for Income Taxes..................................      11,037           974                      12,011
                                                               ---------    ----------     ---------     ---------

      Net Income............................................   $  17,253    $    9,570                   $  26,823
                                                               =========    ==========     =========     =========
Net Income per Share:
  Basic.....................................................   $    0.43    $     0.41                   $    0.44
  Diluted...................................................   $    0.40    $     0.40                   $    0.41
Weighted average common and common equivalent shares:
  Basic.....................................................      40,075        23,299                      61,510
  Diluted...................................................      43,661        23,984                      65,726

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             INTEGRATED     PRO FORMA     PRO FORMA
                                                               WIND RIVER     SYSTEMS      ADJUSTMENTS    COMBINED
                                                               -----------  ------------  -------------  -----------
                                                                      YEAR ENDED
                                                               -------------------------
                                                               JANUARY 31,  FEBRUARY 28,
                                                                  1999          1999
                                                               -----------  ------------
Revenues:
  Products...................................................   $  98,844    $   76,622     $    (250)    $ 175,216
  Services...................................................      33,059        56,882                      89,941
                                                                ---------    ----------     ---------     ---------
      Total Revenues.........................................     131,903       133,504          (250)      265,157

Cost of Revenues:
  Products...................................................       8,895        16,169          (250)       24,814
  Services...................................................      12,999        22,323                      35,322
                                                                ---------    ----------     ---------     ---------
      Total Cost of Revenues.................................      21,894        38,492          (250)       60,136

      Gross Profit...........................................     110,009        95,012                     205,021

Operating Expenses:
  Selling and Marketing......................................      45,927        48,743                      94,670
  Product Development and Engineering........................      19,177        18,625                      37,802
  General and Administrative.................................       8,295        12,940                      21,235
  Acquisition-Related and Other..............................          --         8,507                       8,507
  Amortization of Intangible Assets..........................          --           523                         523
                                                                ---------    ----------     ---------     ---------
      Total Operating Expenses...............................      73,399        89,338                     162,737

Income from Operations.......................................      36,610         5,674                      42,284

Other Income (Expense):
  Interest Income............................................      13,681         4,962                      18,643
  Interest Expense and Other.................................      (8,729)           --                      (8,729)
  Minority Interest in Consolidated Subsidiary...............        (151)           --                        (151)
                                                                ---------    ----------     ---------     ---------
      Total Other Income.....................................       4,801         4,962                       9,763
                                                                ---------    ----------     ---------     ---------
Income before Provision for Income Taxes.....................      41,411        10,636                      52,047
Provision for Income Taxes...................................      15,788         1,003                      16,791
                                                                ---------    ----------     ---------     ---------

      Net Income.............................................   $  25,623    $    9,633                   $  35,256
                                                                =========    ==========     =========     =========
Net Income per Share:
  Basic......................................................   $    0.64    $     0.42                   $    0.57
  Diluted....................................................   $    0.58    $     0.40                   $    0.54
Weighted average common and common equivalent shares:
  Basic......................................................      40,267        23,138                      61,554
  Diluted....................................................      43,843        23,840                      65,776

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             INTEGRATED     PRO FORMA     PRO FORMA
                                                               WIND RIVER     SYSTEMS      ADJUSTMENTS    COMBINED
                                                               -----------  ------------  -------------  -----------
                                                                      YEAR ENDED
                                                               -------------------------
                                                               JANUARY 31,  FEBRUARY 28,
                                                                  1998          1998
                                                               -----------  ------------
Revenues:
  Products...................................................   $  68,380    $   68,619     $    (220)    $ 136,779
  Services...................................................   $  25,390        51,850                      77,240
                                                                ---------    ----------     ---------     ---------
      Total Revenues.........................................      93,770       120,469          (220)      214,019

Cost of Revenues:
  Products...................................................       6,349        14,373          (220)       20,502
  Services...................................................       9,633        27,430                      37,063
                                                                ---------    ----------     ---------     ---------
      Total Cost of Revenues.................................      15,982        41,803          (220)       57,565
      Gross Profit...........................................      77,788        78,666                     156,454

Operating Expenses:
  Selling and Marketing......................................      33,226        42,701                      75,927
  Product Development and Engineering........................      12,898        18,823                      31,721
  General and Administrative.................................       6,792        11,161                      17,953
  Acquired in-process Research and Development...............      15,159            --                      15,159
  Amortization of Intangible Assets..........................          --           688                         688
                                                                ---------    ----------     ---------     ---------
      Total Operating Expenses...............................      68,075        73,373                     141,448

Income from Operations.......................................       9,713         5,293                      15,006

Other Income (Expense):
  Interest Income............................................       7,743         3,908                      11,651
  Interest Expense and Other.................................      (4,213)           --                      (4,213)
  Minority Interest in Consolidated Subsidiary...............         (88)           --                         (88)
                                                                ---------    ----------     ---------     ---------
      Total Other Income.....................................       3,442         3,908                       7,350
                                                                ---------    ----------     ---------     ---------
Income before Provision for Income Taxes.....................      13,155         9,201                      22,356
Provision for Income Taxes...................................       8,829         3,128                      11,957
                                                                ---------    ----------     ---------     ---------
      Net Income.............................................   $   4,326    $    6,073     $             $  10,399
                                                                =========    ==========     =========     =========
Net Income per Share:
  Basic......................................................   $    0.11    $     0.26                   $    0.17
  Diluted....................................................   $    0.10    $     0.25                   $    0.16
Weighted average common and common equivalent shares:
  Basic......................................................      38,915        23,237                      60,293
  Diluted....................................................      43,567        24,078                      65,719

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             INTEGRATED    PRO FORMA    PRO FORMA
                                                               WIND RIVER     SYSTEMS     ADJUSTMENTS   COMBINED
                                                               -----------  ------------  -----------  -----------
                                                                      YEAR ENDED
                                                               -------------------------
                                                               JANUARY 31,  FEBRUARY 28,
                                                                  1997          1997
                                                               -----------  ------------
Revenues:
  Products...................................................   $  47,993    $   66,546    $    (140)   $ 114,399
  Services...................................................      17,811        38,917                    56,728
                                                                ---------    ----------    ---------    ---------
    Total Revenues...........................................      65,804       105,463         (140)     171,127

Cost of Revenues:
  Products...................................................       4,584         8,824         (140)      13,268
  Services...................................................       6,960        19,071                    26,031
                                                                ---------    ----------    ---------    ---------
    Total Cost of Revenues...................................      11,544        27,895         (140)      39,299

    Gross Profit.............................................      54,260        77,568                   131,828

Operating Expenses:
  Selling and Marketing......................................      24,241        38,963                    63,204
  Product Development and Engineering........................       8,325        17,264                    25,589
  General and Administrative.................................       5,322         8,377                    13,699
  Acquisition-Related and Other..............................          --         5,676                     5,676
  Amortization of Intangible Assets..........................          --           349                       349
                                                                ---------    ----------    ---------    ---------
    Total Operating Expenses.................................      37,888        70,629                   108,517

Income from Operations.......................................      16,372         6,939                    23,311

Other Income (Expense):
  Interest Income............................................       2,499         4,220                     6,719
  Minority Interest in Consolidated Subsidiary...............        (325)           --                      (325)
                                                                ---------    ----------    ---------    ---------
    Total Other Income.......................................       2,174         4,220                     6,394
                                                                ---------    ----------    ---------    ---------
Income before Provision for Income Taxes.....................      18,546        11,159                    29,705
Provision for Income Taxes...................................       7,021         3,905                    10,926
                                                                ---------    ----------    ---------    ---------
    Net Income...............................................   $  11,525    $    7,254    $            $  18,779
                                                                =========    ==========    =========    =========

Net Income per Share:
  Basic......................................................   $    0.33    $     0.32                 $    0.33
  Diluted....................................................   $    0.28    $     0.31                 $    0.30
Weighted average common and common equivalent shares:
  Basic......................................................      35,443        22,437                    56,085
  Diluted....................................................      40,515        23,508                    62,142

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1

    Wind River's fiscal year ends on January 31. Integrated Systems' fiscal year ends on February 28. The accompanying unaudited pro forma combined statement of operations information gives effect to the proposed merger of Wind River and Integrated Systems as if such merger occurred as of the beginning of the earliest period presented. The pro forma combined statement of operations for the year ended January 31, 1999 reflects the results of operations of Wind River for the year ended January 31, 1999, combined with the results of operations of Integrated Systems for the fiscal year ended February 28, 1999. The pro forma combined statement of operations for the year ended January 31, 1998 reflects the results of operations of Wind River for the year ended January 31, 1998, combined with the results of operations of Integrated Systems for the fiscal year ended February 28, 1998. The pro forma combined statement of operations for the year ended January 31, 1997 reflects the results of operations of Wind River for the year ended January 31, 1997, combined with the results of operations of Integrated Systems for the fiscal year ended February 28, 1997. The pro forma combined statement of operations for the nine-month periods ended October 31, 1999 and 1998 reflect the results of operations of Wind River for the nine-month periods ended October 31, 1999 and 1998, combined with the results of operations of Integrated Systems for the nine-month periods ended November 30, 1999 and 1998.

    The pro forma combined balance sheet as of October 31, 1999, combines the assets, liablilties and stockholders' equity of Wind River at October 31, 1999 with the assets, liabilities and shareholders' equity of Integrated Systems at November 30, 1999.

NOTE 2

    Basic net income per share is computed using the weighted average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Potential dilutive common shares consist of stock options and warrants (using the treasury stock method) and convertible subordinated notes (using the if converted method). Common equivalent shares are excluded from the computations if their effect is anti-dilutive. Pro forma net income per share is computed by adding Wind River historical weighted average shares outstanding to Integrated Systems historical weighted average shares outstanding converted to give effect to the exchange ratio of 0.92.

    The following table reconciles the number of shares used in the pro forma earnings per share computations to the numbers set forth in Wind River's and Integrated Systems' historical statements of operations (in thousands, except the exchange ratio and per share amounts):

                                                                                           YEAR ENDED JANUARY 31,
                                              NINE MONTHS ENDED    NINE MONTHS ENDED   -------------------------------
                                              OCTOBER 31, 1999     OCTOBER 31, 1998      1999       1998       1997
                                             -------------------  -------------------  ---------  ---------  ---------
Shares used in basic per share computation:
  Historical Integrated Systems............          23,322               23,299          23,138     23,237     22,437
  Exchange ratio...........................            0.92                 0.92            0.92       0.92       0.92
                                                  ---------            ---------       ---------  ---------  ---------
                                                     21,456               21,435          21,287     21,378     20,642
  Historical Wind River Systems............          41,496               40,075          40,267     38,915     35,443
                                                  ---------            ---------       ---------  ---------  ---------
  Pro forma combined.......................          62,952               61,510          61,554     60,293     56,085
                                                  =========            =========       =========  =========  =========

Shares used in diluted per share
  computation:
  Historical Integrated Systems............          23,322               23,984          23,840     24,078     23,508
  Exchange ratio...........................            0.92                 0.92            0.92       0.92       0.92
                                                  ---------            ---------       ---------  ---------  ---------
                                                     21,456               22,065          21,933     22,152     21,627
  Historical Wind River Systems............          43,881               43,661          43,843     43,567     40,515
                                                  ---------            ---------       ---------  ---------  ---------
  Pro forma combined.......................          65,337               65,726          65,776     65,719     62,142
                                                  =========            =========       =========  =========  =========

NOTE 3

    The historical financial statements of Wind River and Integrated Systems have been adjusted to record the elimination of the effects of transactions during the years 1999, 1998, 1997 and the nine-month period ended October 31, 1999 between Wind River and Integrated Systems pursuant to certain royalty agreements.

NOTE 4

    It is anticipated that the combined company will incur estimated direct transaction charges of $3.5 million related to the proposed merger of Wind River with Integrated Systems, principally in the quarter in which the proposed merger is consummated. These charges include estimated investment banking and financial advisory fees of approximately $1.8 million, and other estimated merger related expenses totaling $1.7 million consisting primarily of other professional services and estimated registration expenses. These anticipated charges are preliminary estimates and are subject to change. Actual amounts ultimately incurred could differ from the estimated amounts. The actual amounts will be charged to the statements of operations in the period the transaction is consummated. Additionally, the direct transaction charges do not include integration costs which may be incurred as of and subsequent to the merger. Neither Wind River nor Integrated Systems has estimated the amount or nature of integration costs.

                               DISSENTERS' RIGHTS

    If the principal terms of the merger are approved by the Integrated Systems shareholders and the merger agreement is not terminated, and if Integrated Systems shareholders holding 5% or more of the total shares of Integrated Systems common stock outstanding on the record date "dissent" to the merger (as described below), then any Integrated Systems shareholder may, by complying with the applicable provisions of California law, require Integrated Systems to purchase the holder's shares for cash at their fair market value. The following summary of dissenters' rights is qualified in its entirety by Sections 1300 through 1312 of the California general corporation law, which is attached to this joint proxy statement/prospectus as Annex F. If less than 5% of the total shares of Integrated Systems common stock outstanding on the record date "dissent" to the merger, then no Integrated Systems shareholders will have dissenters' rights.

    If Integrated Systems shareholders holding 5% or more of the total shares of Integrated Systems common stock outstanding on the record date "dissent" to the merger, within 10 days after the date of the approval of the principal terms of the merger, Integrated Systems will mail to each shareholder who voted against approval of the principal terms of the merger a notice of approval of the principal terms of the merger together with a copy of Sections 1300, 1301, 1302, 1303 and 1304 of the California general corporation law, a statement of the price determined by Integrated Systems to represent the fair market value of dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to pursue his or her dissenters' rights under California law.

    A holder of shares of Integrated Systems common stock wishing to dissent from the merger by requiring Integrated Systems to purchase his, her or its shares must:

        (1) vote against approval of the principal terms of the merger;

        (2) make written demand upon Integrated Systems to have Integrated Systems purchase those shares for cash at the fair market value of such shares on the last trading day before the merger was first announced. The demand must be made by a person who was a shareholder of record on the record date of the special meeting, must state the number and class of dissenting shares held of record by the dissenting shareholder and must be received by Integrated Systems not later than the date of the special meeting of Integrated Systems shareholders; and

        (3) submit, within 30 days after the date on which the notice of approval of the principal terms of the merger is mailed to the shareholder, at the principal office of Integrated Systems, the certificates representing any shares in regard to which demand for purchase is being made, for endorsement with a statement that the shares are "dissenting shares."

    Written demands, notices or other communications concerning the exercise of dissenters' rights should be addressed to:

                            Integrated Systems, Inc.
                             c/o Fenwick & West LLP
                              Two Palo Alto Square
                              3000 El Camino Real
                              Palo Alto, CA 94306
                          Attn: Fred M. Greguras, Esq.

    THE PROCESS OF DISSENTING REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. THOSE WISHING TO DISSENT SHOULD CONSULT WITH THEIR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SECTIONS 1300 THROUGH 1312 OF THE CALIFORNIA GENERAL CORPORATION LAW.

                    DESCRIPTION OF WIND RIVER CAPITAL STOCK

GENERAL

    The following describes certain of the provisions of the certificate of incorporation and bylaws of Wind River. Wind River's certificate of incorporation and bylaws are included as exhibits to the registration statement of which this joint proxy statement/prospectus is a part. The authorized capital stock of Wind River consists of 125,000,000 shares of common stock, $.001 par value, and 2,000,000 shares of preferred stock, $.001 par value.

WIND RIVER COMMON STOCK

    As of December 23, 1999, there were 42,214,854 shares of common stock outstanding held of record by 665 stockholders. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The holders of common stock are not entitled to cumulative voting rights with respect to the election of directors, and as a consequence, minority stockholders will not be able to elect directors on the basis of their votes alone. Subject to preferences that may apply to any then outstanding preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of Wind River, holders of the common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. No redemption or sinking fund provisions apply to the common stock. All outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Wind River common stock are subject to those of holders of Wind River preferred stock.

WIND RIVER PREFERRED STOCK

    The board of directors has the authority, without further action by the stockholders, to issue up to 2,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions of any series of preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of any series. The issuance of preferred stock could adversely affect the voting power of holders of common stock. The likelihood that holders of preferred stock will receive dividend payments and payments upon liquidation could have the effect of delaying, deferring or preventing a change in control of Wind River. Wind River has no present plan to issue any shares of preferred stock.

RIGHTS TO PURCHASE WIND RIVER PREFERRED STOCK

    On October 21, 1999, the Wind River board of directors declared a dividend of one preferred share purchase right for each outstanding share of Wind River common stock held of record on November 15, 1999 and approved the further issuance of rights with respect to all shares of Wind River common stock that are subsequently issued. This includes the shares of Wind River common stock to be issued in the merger. The rights were issued subject to a rights agreement dated as of October 22, 1999, between Wind River and American Stock Transfer and Trust Company, as rights agent. Each right entitles the registered holder to purchase from Wind River one-hundreth of a share of Wind River series A junior participating preferred stock at a price of $160 per one-hundreth of a share, subject to adjustment. Until the occurrence of events described below, the rights are not exercisable, are evidenced by the certificates for Wind River common stock and are not transferable apart from the Wind River common stock.

    SERIES A JUNIOR PARTICIPATING PREFERRED. The preferred stock issuable upon exercise of the rights would be non-redeemable and rank junior to any other series of Wind River preferred stock. The dividend, liquidation and voting rights, and the nonredemption features, of the preferred stock are designed so the value of the 1/100 interest in a share of preferred stock purchasable with each right will approximate the value of one share of common stock. Each whole share of preferred stock would be entitled to receive a quarterly preferential dividend of $1 per share but would be entitled to receive, in the aggregate, a dividend of 100 times the dividend declared on the common stock. In the event of liquidation, the holders of the preferred stock would be entitled to receive a minimum preferential liquidation payment of $100 per share, but would be entitled to receive, in the aggregate, a liquidation payment equal to 100 times the payment made per share of common stock. Each share of preferred stock would have 100 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of common stock are exchanged for or changed into other stock or securities, cash and/or other property, each share of preferred stock would be entitled to receive 100 times the amount received per share of common stock. These rights are protected against dilution if additional shares of common stock are issued. Since the rights are not exercisable immediately, registration with the SEC of the preferred stock issuable upon exercise of the rights need not be effective until the rights become exercisable.

    DETACHMENT OF RIGHTS; EXERCISE. The rights will separate from the Wind River common stock and a distribution date will occur upon the first to occur of
(a) the public announcement that a person or group has acquired beneficial ownership of 15% or more of the Wind River common stock or (b) 10 business days after a person or group commences or announces its intention to commence a tender or exchange offer which would result in beneficial ownership by that person or group of 15% or more of the Wind River common stock. Until then, the rights are not exercisable and are not transferable apart from the Wind River common stock. As soon as practicable after the rights become exercisable, separate right certificates would be issued and the rights would become transferable apart from the Wind River common stock. After detachment, the rights would continue, until a triggering event as described below, to be exercisable for the purchase of 1/100 of a share of the preferred stock per right at the exercise price of $160 per 1/100 of a share.

    If a person or group were to acquire 15% or more of the Wind River common stock, then, unless redeemed as described below, each right then outstanding would become a right to receive upon exercise that number of shares of Wind River common stock having a market value of two times the exercise price of the right.

    At any time after a person acquires 15% or more of the Wind River common stock and until that acquiring person has acquired beneficial ownership of 50% or more of the outstanding Wind River common stock, the Wind River board of directors could cause the exchange of the rights, in whole or in part, for shares of Wind River common stock at an exchange ratio of one share of common stock for each right, subject to adjustment.

    If, after the rights have detached and become exercisable, an acquiring company were to merge or otherwise combine with Wind River, or Wind River were to sell 50% or more of its assets or earning power, each right then outstanding and not previously exercised or exchanged would become a right to buy that number of shares of common stock of the acquiring company which at the time of the transaction would have a market value of two times the exercise price of the right.

    REDEMPTION. The rights are redeemable by the Wind River board of directors at a price of $0.01 per right at any time before the earliest of (i) the day of the first public announcement that a person or group has acquired 15% or more of the Wind River common stock or (ii) the expiration of the rights ten years after adoption of the rights plan.

    AMENDMENT. The rights may be amended or otherwise modified by the Wind River board of directors at any time before the rights are distributed. Thereafter the rights may be amended only in a manner that does not adversely affect the holders of the rights.

    This summary of the rights does not purport to be complete and is qualified in its entirety by reference to the rights agreement, which is incorporated herein by reference and is available free of charge from Wind River.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for the Wind River common stock is American Stock Transfer and Trust Company.

                 COMPARATIVE RIGHTS OF WIND RIVER STOCKHOLDERS
                      AND INTEGRATED SYSTEMS SHAREHOLDERS

    After the merger, the Integrated Systems shareholders will become stockholders of Wind River and the Integrated Systems shareholders' rights will cease to be defined and governed by the California general corporation law, and instead be defined and governed by the Delaware general corporation law. In addition, rights of the Integrated Systems shareholders will no longer be defined and governed by Integrated Systems' amended and restated articles of incorporation and bylaws. Instead, each shareholder will become a new stockholder of Wind River whose rights as a stockholder will be defined and governed by Wind River's amended and restated certificate of incorporation and amended and restated bylaws. While the rights and privileges of stockholders of a Delaware corporation (such as Wind River) are, in many instances, comparable to those of shareholders of a California corporation (such as Integrated Systems), there are differences. The following is a summary of the material differences between the rights of holders of Integrated Systems capital stock and the rights of holders of Wind River common stock at the date of this joint proxy statement/prospectus. These differences arise from differences between Delaware law and California law and between the Wind River certificate of incorporation and the Wind River bylaws on the one hand and the Integrated Systems articles of incorporation and the Integrated Systems bylaws on the other.

SIZE OF THE BOARD OF DIRECTORS

    Under California law, changes in the number of directors of a corporation must generally be approved by a majority of the outstanding shares, although a board of directors may fix the exact number of directors within a range stated in the corporation's articles of incorporation or bylaws if that stated range has been approved by the corporation's shareholders. Delaware law permits a corporation's board of directors alone to change the authorized number or range of directors by amendment of the corporation's bylaws, unless otherwise prohibited by the corporation's certificate of incorporation (in which case a change in the number of directors may be made only upon approval by the stockholders). In any case, no reduction in the authorized number of directors may have the effect of removing any director before that director's term of office expires. The ability of the board of directors to change the number of directors without stockholder approval enables a corporation to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available.

    The Integrated Systems bylaws provide for a board of directors within a range of five to nine. The exact number of directors is currently set at eight. Directors are elected at each annual meeting of the Integrated Systems shareholders. The stated range may be changed only by amending the Integrated Systems bylaws, which requires the approval of the Integrated Systems shareholders. The Wind River board currently consists of six members. Directors are elected at each annual meeting of Wind River stockholders. The number of directors of the Wind River board may be changed by resolution by the Wind River board of directors.

    The merger agreement provides that after the merger, the Wind River board of directors will consist of six persons nominated by Wind River and two persons nominated by Integrated Systems. The merger agreement provides that the Wind River board of directors must use all commercially reasonable efforts to attempt to cause, as of the effective time, Jerry L. Fiddler to serve as Chairman of the Board of Wind River, Thomas St. Dennis to serve as Chief Executive Officer and a director of Wind River and Narendra Gupta to serve as Vice Chairman and a director of Wind River.

ELIMINATION OF CUMULATIVE VOTING

    California law provides for cumulative voting in the election of directors, unless, in the case of a listed corporation, its articles of incorporation or bylaws provide otherwise. The Integrated Systems articles of incorporation eliminate cumulative voting.

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    Under Delaware law, cumulative voting is not mandatory, and a corporation's certificate of incorporation must provide for cumulative voting rights if stockholders are to be entitled to such rights. The Wind River certificate of incorporation does not provide for cumulative voting.

REMOVAL OF DIRECTORS

    Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, no individual director may be removed (unless the entire board is removed) if the number of votes cast against removal would be sufficient to elect the director under cumulative voting, whether or not the corporation's articles of incorporation or bylaws provide for cumulative voting. A corporation's board of directors may not remove a director unless the director has been declared of unsound mind by an order of court or convicted of a felony.

    Stockholders of a Delaware corporation holding a majority of the outstanding shares entitled to vote for directors may remove a director with or without cause, except in cases involving classified boards or where cumulative voting is permitted. The Wind River bylaws provide for removal with or without cause.

FILLING NEW SEATS OR VACANCIES ON THE BOARD OF DIRECTORS

    Unless otherwise provided in a corporation's articles of incorporation or bylaws, under California law, any vacancy on a board of directors other than one created by removal of a director may be filled by the remainder of the corporation's board of directors. A vacancy created by removal of a director may be filled by the board of directors only if the board is so authorized by the corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders.

    Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum), unless (i) otherwise provided in the corporation's certificate of incorporation or bylaws, or (ii) the certificate of incorporation directs that a particular class is to elect the director, in which case any other directors elected by that class, or a sole remaining director, must fill the vacancy.

    The Integrated Systems bylaws provide that vacancies in the Integrated Systems board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the shareholders may be filled only by a vote of the shareholders.

    The Wind River certificate of incorporation provides that new seats on the Wind River board of directors or vacancies occurring for any cause may be filled by an affirmative vote of the majority of stockholders generally entitled to vote in the election of directors, or by the affirmative vote of a majority of the directors then in office, even though less than a quorum. Newly created directorships resulting from any increase in the authorized number of directors are filled only by the affirmative vote of the directors then in office, even though less than a quorum of the board, unless the board determines that the position will be filled by the stockholders.

INDEMNIFICATION AND LIMITATION OF LIABILITY

    California and Delaware have similar laws governing indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with exceptions, a corporation to adopt charter provisions eliminating the liability of its directors to the corporation or its stockholders for monetary damages for breach of the directors' fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability, which are summarized below.

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    The Integrated Systems articles of incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability based on: (a) intentional misconduct or knowing and culpable violation of law;
(b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in the transaction; and (g) liability for improper distributions, loans or guarantees.

    The Wind River certificate of incorporation eliminates the liability of directors to Wind River or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as it exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. The limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Wind River or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

    California law requires indemnification when the individual has defended the action on the merits successfully while Delaware law requires indemnification whether an action has been successfully defended on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those provided by law to the extent the additional indemnification is authorized in the corporation's articles of incorporation. Thus, California corporations may, by agreements or bylaw provisions, make mandatory the permissive indemnification provided by California law. The Integrated Systems articles of incorporation permit indemnification beyond that expressly mandated by California law, subject only to the limits on excess indemnification under California law.

    Both the Integrated Systems bylaws and Wind River bylaws contain provisions to further the indemnification provisions set forth in their respective charters. Both Delaware and California law state

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that the indemnification provided by statute is not exclusive of any other rights under any bylaw, agreement, vote of shareholders, or of disinterested directors, or otherwise.

INTERESTED DIRECTOR TRANSACTIONS

    Under both California and Delaware law, contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of that interest if certain conditions are met. The conditions are generally similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve the contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or
(b) the contract or transaction must have been "just and reasonable" or "fair" (as applicable) as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares on any action regarding the contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if stockholder approval is sought generally, the contract or transaction must be approved in good faith by a majority of disinterested stockholders. If board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, transactions that the Integrated Systems board of directors might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Wind River, although less than a majority of a quorum.

LOANS TO OFFICERS AND EMPLOYEES

    Under California law, a corporation cannot make any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent unless the loan or guaranty, or a plan providing for the loan or guaranty, is approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, any corporation with 100 or more shareholders of record may seek approval by the outstanding shares of a bylaw provision authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not the officers are directors) if the board determines that any loan or guaranty may reasonably be expected to benefit the corporation. The Integrated Systems bylaws currently authorize the Integrated Systems board of directors to approve such loans or guaranties.

    Under Delaware law, a corporation may make loans to, guaranty the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgement of the directors, may reasonably be expected to benefit the corporation.

STOCKHOLDER DERIVATIVE SUITS

    California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

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ELIMINATION OF ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS

    Under both California and Delaware law, shareholders may act by written consent in lieu of a shareholder meeting. Both California and Delaware law permit a corporation in its charter to eliminate actions by written consent. The Integrated Systems bylaws permit shareholder actions by written consent. In contrast, the Wind River certificate of incorporation does not permit stockholder actions by written consent.

    Elimination of the ability of stockholders to act by written consent could lengthen the amount of time required to take stockholder actions, since certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of stockholder actions by written consents, however, could deter hostile takeover attempts. A holder or group of holders controlling a majority interest of Wind River's common stock would not be able to amend the Wind River certificate of incorporation, the Wind River bylaws or remove directors by a stockholder action by written consent, but instead, would have to call a stockholders' meeting and observe the notice periods determined by the Wind River board under the Wind River bylaws before attempting to obtain approval of any such action.

POWER TO CALL SPECIAL MEETINGS OF STOCKHOLDERS

    Under California law and the Integrated Systems bylaws, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, two or more members of the board, or by one or more holders of shares entitled to cast not less than 10% of the votes at such meeting.

    Under Delaware law, special meetings of stockholders may be called by a corporation's board of directors or by the other person or persons authorized by the corporation's certificate of incorporation or bylaws. Wind River's bylaws provide that special meetings of stockholders may be called by the chairman of the board, the president, a majority of the total number of authorized directors, or the holders of shares entitled to cast not less than 10% of the votes at the meeting. The Wind River bylaws further provide that only the business specified in the notice of a special meeting can be conducted at the special meeting.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

    In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Under
Section 203 of the Delaware law, certain business combinations with a majority shareholder require the delivery of a fairness opinion; however, there is no equivalent provision in California law to Section 203, which addresses business combinations with a significant but not majority holder.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock under an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of the voting stock at any time within the previous three years.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested

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stockholder (except proportionately with the corporation's other stockholders)
of assets of the corporation or a subsidiary equal to 10% or more of the total market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or the subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder of the benefit (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if (a) before the stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;
(b) the interested stockholder owns 85% of the corporation's voting stock upon completion of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (c) after the person becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

    Section 203 only applies to Delaware corporations which, like Wind River,
(a) have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system such as the Nasdaq National Market or (b) are held of record by more than 2,000 shareholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment or in its bylaws, which amendment must be approved by majority shareholder vote and may not be further amended by the board of directors. Wind River has not elected not to be governed by Section 203; therefore, Section 203 will apply to Wind River.

    Section 203 has been challenged in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue. Section 203 has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Wind River in which all stockholders would not be treated equally. Integrated Systems shareholders should note that the application of Section 203 to Wind River will confer upon the Wind River board the power to reject a proposed business combination, even though a potential acquiror could be offering a substantial premium for Wind River's shares over the then current market price (assuming the stock is then publicly traded). Section 203 may also discourage certain potential acquirors unwilling to comply with its provisions.

MERGERS

    Both California and Delaware law generally require that a majority of the holders of the stock of each of the acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately before the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately before the reorganization own

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immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

    Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

    With exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. The Wind River certificate of incorporation does not require class voting.

DISSENTERS' RIGHTS

    Under both California and Delaware law, a stockholder of a corporation participating in major corporate transactions may, under varying circumstances, be entitled to dissenters' rights under which the shareholder may receive cash in the amount of the fair market value of his, her or its shares in lieu of the consideration paid in the transaction.

    The limitations on the availability of dissenters' rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally have dissenters' rights in certain instances. As a result, dissenters' rights are available to the Integrated Systems shareholders with respect to the merger. See "Dissenters' Rights."

    Under Delaware law, dissenters' rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation whose shares are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) to stockholders of a corporation surviving a merger if, among other conditions, no vote of the stockholders of the surviving corporation is required to approve the merger.

    THIS SUMMARY OF THE MATERIAL DIFFERENCES IN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE, THE INTEGRATED SYSTEMS ARTICLES AND THE WIND RIVER CERTIFICATE AND THE INTEGRATED SYSTEMS BYLAWS AND THE WIND RIVER BYLAWS DOES NOT PURPORT TO BE A COMPLETE LISTING OF DIFFERENCES IN THE RIGHTS AND REMEDIES OF HOLDERS OF SHARES OF CALIFORNIA, AS OPPOSED TO DELAWARE, CORPORATIONS AND SHAREHOLDERS OF INTEGRATED SYSTEMS AND STOCKHOLDERS OF WIND RIVER IN PARTICULAR. THE DIFFERENCES CAN BE DETERMINED IN FULL BY REFERENCE TO CALIFORNIA LAW, TO DELAWARE LAW AND THE INTEGRATED SYSTEMS ARTICLES AND THE WIND RIVER CERTIFICATE AND THE INTEGRATED SYSTEMS BYLAWS AND THE WIND RIVER BYLAWS. IN ADDITION, THE LAWS OF CALIFORNIA AND DELAWARE PROVIDE THAT SOME OF THE STATUTORY PROVISIONS AS THEY AFFECT VARIOUS RIGHTS OF HOLDERS OF SHARES MAY BE MODIFIED BY PROVISIONS IN THE ARTICLES OF INCORPORATION OR BYLAWS OF THE CORPORATION.

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     APPROVAL OF THE AMENDMENT TO THE WIND RIVER 1998 EQUITY INCENTIVE PLAN

    In April 1998, the Board of Directors adopted, and the Wind River stockholders subsequently approved, the Wind River Systems, Inc. 1998 Equity Incentive Plan. At October 31, 1999, there were 1,500,000 shares of Wind River common stock authorized for issuance under the 1998 Equity Incentive Plan. Through October 31, 1999, stock options (net of canceled or expired options) covering an aggregate of 1,381,614 shares of Wind River common stock had been granted under the 1998 Equity Incentive Plan. Only 118,386 shares of Wind River common stock remained available for future grant under the 1998 Equity Incentive Plan.

    The 1998 Equity Incentive Plan provides for the grant of incentive and nonstatutory stock options, stock appreciation rights, rights to purchase restricted stock and stock bonuses. The Wind River board of directors adopted the 1998 Equity Incentive Plan as a means to retain the services of persons who are now employees and directors of and consultants to Wind River and its affiliates, to secure and retain the services of new employees, directors and consultants and to provide incentives for such persons to exert maximum efforts on behalf of Wind River. No awards other than stock options have been granted under the 1998 Equity Incentive Plan. In October 1999, the Wind River board of directors approved an amendment to the 1998 Equity Incentive Plan, subject to stockholder approval, to increase the number of shares of Wind River common stock reserved for option grants under the 1998 Equity Incentive Plan by 2,600,000 shares to a total of 4,100,000 shares. Such additional shares may be used only for grants of incentive and nonstatutory stock options whose exercise prices must be at least 100% of the fair market value of the Wind River common stock on the date of grant. Any repricing of such options is prohibited without stockholder approval. The additional reserved shares and the restrictions on the grants made with such reserved shares are provided in an amendment to Section 4(a) of the 1998 Equity Incentive Plan. The Wind River board of directors approved this amendment to ensure that Wind River can continue to grant stock options at levels determined appropriate by the Wind River board of directors.

    Wind River stockholders are requested to approve the amendment to the 1998 Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the special meeting of Wind River stockholders will be required to approve the amendment to the 1998 Equity Incentive Plan.

    The essential features of the 1998 Equity Incentive Plan are outlined below.

GENERAL

    The 1998 Equity Incentive Plan provides for the grant of stock awards, which may be incentive stock options, nonstatutory stock options, stock appreciation rights, rights to purchase restricted stock or stock bonuses. Incentive stock options granted under the 1998 Equity Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Nonstatutory stock options granted under the 1998 Equity Incentive Plan are not intended to qualify as incentive stock options under the Internal Revenue Code. See "--Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

    The 1998 Equity Incentive Plan was adopted to provide a means by which employees (including officers) and directors of and consultants to Wind River and its affiliates may be given an opportunity to purchase stock of Wind River, to secure and retain the services of persons holding or capable of filling such positions and to provide incentives for such persons to exert maximum efforts on behalf of Wind River.

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ADMINISTRATION

    The Wind River board of directors administers the 1998 Equity Incentive Plan. Subject to the provisions of the 1998 Equity Incentive Plan, the Wind River board of directors has the power to construe and interpret the 1998 Equity Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Wind River common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

    The Wind River board of directors is authorized to delegate administration of the 1998 Equity Incentive Plan to a committee or committees composed of one or more members of the Wind River board of directors and has delegated such administration to the Compensation Committee. The Compensation Committee has the powers to administer the 1998 Equity Incentive Plan which were originally possessed by the Wind River board of directors, subject to such limitations as the Wind River board of directors provides. As used herein with respect to the 1998 Equity Incentive Plan, the "Wind River board of directors" refers to the Compensation Committee as well as to the Wind River board of directors.

    In order to maximize Wind River's ability to recognize a business expense deduction under Section 162(m) of the Internal Revenue Code in connection with compensation recognized by "covered employees" (defined in Section 162(m) as the chief executive officer and other four most highly compensated officers), the regulations under Section 162(m) require that the directors who serve as members of the committee responsible for administering the 1998 Equity Incentive Plan with respect to these covered employees must be "outside directors." The Wind River board of directors currently intends to limit the directors who may serve as members of the Compensation Committee to those who are "outside directors" as defined in Section 162(m) of the Internal Revenue Code. This limitation excludes from the Compensation Committee (i) current employees of Wind River,
(ii) former employees of Wind River receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of Wind River, and (iv) directors currently receiving direct or indirect remuneration from Wind River in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

    The Wind River board of directors or committee may delegate to a committee of one or more members of the Wind River board of directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act and/or who are either (i) not then employees covered by Section 162(m) of the Internal Revenue Code and are not expected to be covered by Section 162(m) of the Internal Revenue Code at the time of recognition of income resulting from such stock award, or (ii) not persons with respect to whom Wind River wishes to avoid the application of Section 162(m) of the Internal Revenue Code. The Wind River board of directors may abolish such committee at any time and revest in the Wind River board of directors the administration of the 1998 Equity Incentive Plan.

ELIGIBILITY

    Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the 1998 Equity Incentive Plan to employees (including officers) of Wind River and any affiliates. Employees (including officers), directors and consultants are eligible to receive awards other than incentive stock options and stock appreciation rights appurtenant thereto under the 1998 Equity Incentive Plan. As of October 31, 1999, all of Wind River's approximately 800 employees, directors and consultants were eligible to participate in the 1998 Equity Incentive Plan.

    No incentive stock option may be granted under the 1998 Equity Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total

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combined voting power of Wind River or any affiliate of Wind River, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. To the extent an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of Wind River and its affiliates and determined for each share as of the date the option was granted) in excess of $100,000, any such excess options will be treated as nonstatutory stock options.

    Wind River has included in the 1998 Equity Incentive Plan a per-employee limitation of 750,000 shares of Wind River common stock subject to stock options and stock appreciation rights that may be granted during a calendar year. The purpose of including this limitation is to ensure that Wind River generally will be able to deduct for tax purposes the compensation attributable to the exercise of options and stock appreciation rights granted under the 1998 Equity Incentive Plan.

STOCK SUBJECT TO THE PLAN

    Subject to this proposal, as aggregate of 4,100,000 shares of Wind River common stock is reserved for issuance under the 1998 Equity Incentive Plan. If awards granted under the 1998 Equity Incentive Plan expire or otherwise terminate without being exercised (or vested in the case of restricted stock), the Wind River common stock not purchased under such awards again becomes available for issuance under the 1998 Equity Incentive Plan. Shares of stock subject to exercised stock appreciation rights shall not again become available for issuance under the 1998 Equity Incentive Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the 1998 Equity Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1998 Equity Incentive Plan may not be less than 100% of the fair market value of the Wind River common stock subject to the option on the date of the option grant (110% for optionees deemed to own more than 10% of the outstanding voting power of Wind River), and the exercise price of nonstatutory stock options under the 1998 Equity Incentive Plan may not be less than 85% of the fair market value of Wind River common stock subject to the option on the date of the option grant. With respect to any options granted with exercise prices below fair market value to covered employees, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m). See "--Federal Income Tax Information." As of January 6, 2000, the closing price of Wind River common stock, as reported on the Nasdaq National Market, was $32.00 per share.

    The exercise price of options granted under the 1998 Equity Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Wind River board of directors, (i) by delivery of other Wind River common stock, (ii) pursuant to a deferred payment arrangement, or
(iii) in any other form of legal consideration acceptable to the Wind River board of directors.

    EXERCISE/VESTING. Options granted under the 1998 Equity Incentive Plan may become exercisable ("vest") in cumulative increments as determined by the Wind River board of directors. Such vesting typically is time-based or performance-based. The Wind River board of directors has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1998 Equity Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows Wind River to repurchase shares not yet vested at their exercise price should the optionee leave the employ of Wind River before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise,

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
by authorizing Wind River to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned and unencumbered stock of Wind River or by a combination of these means.

    TERM. The maximum term of stock options under the 1998 Equity Incentive Plan is 10 years, except that in certain cases (see "--Eligibility") the maximum term is five years. Options under the 1998 Equity Incentive Plan generally terminate three months after termination of the optionee's employment or relationship as a consultant or director of Wind River or any affiliate of Wind River, unless (a) such termination is due to such person's permanent and total disability (as defined in the Internal Revenue Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while serving, or within in a three-month period of having served, Wind River or any affiliate of Wind River, in which case the option may, but need not, be exercisable (to the extent that the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the other relationship.

    RESTRICTIONS ON TRANSFER. No stock option may be transferred by the optionee other than by will or the laws of descent or distribution; provided, however, that the Wind River board of directors may grant a nonstatutory stock option that is transferable, and provided further that an optionee may designate a beneficiary who may exercise the option following the optionee's death. In addition, shares subject to repurchase by Wind River under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Wind River board of directors deems appropriate.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PURCHASE PRICE; PAYMENT. The purchase price under each stock purchase agreement will be determined by the Wind River board of directors, but in no event shall the purchase price be less than 85% of the stock's fair market value on the date such award is made. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Wind River board of directors, according to a deferred payment or other arrangement with the person to whom the Wind River common stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Wind River board of directors in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to Wind River or for its benefit. To date, no stock bonuses or restricted stock purchase agreements have been granted under the 1998 Equity Incentive Plan.

    REPURCHASE. Shares of Wind River common stock sold or awarded under the 1998 Equity Incentive Plan may, but need not, be subject to a repurchase option in favor of Wind River in accordance with a vesting schedule determined by the Wind River board of directors. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to Wind River or an affiliate of Wind River, Wind River may repurchase or otherwise reacquire any or all of the shares of the bonus or restricted stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between Wind River and such person. The Wind River board of directors has the power to accelerate such vesting.

    RESTRICTIONS ON TRANSFER. Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

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STOCK APPRECIATION RIGHTS

    The 1998 Equity Incentive Plan authorizes three types of stock appreciation rights. To date, no stock appreciation rights have been granted under the 1998 Equity Incentive Plan.

    TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

    CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

    INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the fair market value on the date of exercise of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Wind River board of directors's discretion, be made in cash, in shares of the Wind River common stock or a combination thereof.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the 1998 Equity Incentive Plan or subject to any award granted under the 1998 Equity Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1998 Equity Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during any calendar year, and the type of security, number of shares and price per share of stock subject to such outstanding stock awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The 1998 Equity Incentive Plan provides that, in the event of a dissolution or liquidation of Wind River, specified type of merger or other corporate reorganization, at the sole discretion of the Wind River board of directors and to the extent permitted by law, any surviving corporation will be required to either assume stock awards outstanding under the 1998 Equity Incentive Plan or substitute similar stock awards for those outstanding under the 1998 Equity Incentive Plan, such outstanding stock awards will continue in full force and effect or such stock awards will be accelerated. In the event that any surviving corporation declines to assume or continue awards outstanding under the 1998 Equity Incentive Plan, or to substitute similar awards, then the time during which such stock awards may be exercised will be accelerated and the stock awards terminated if not exercised at or prior to such event. The acceleration of a stock award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Wind River.

    The 1998 Equity Incentive Plan also provides for the acceleration of vesting for stock awards which otherwise would vest within the 30 month period following the occurrence of certain hostile changes of

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
control. A "hostile" change of control would involve either (i) the acquisition by any person or related group of a majority of Wind River's voting securities which has not been approved by the Wind River board of directors or (ii) a change of a majority of the members of the Wind River board of directors in a 24-month period where the new directors were not approved by a majority of the members of the Wind River board of directors at the beginning of such period or were seated as the result of a proxy contest or other contest over election of members of the Wind River board of directors.

DURATION, AMENDMENT AND TERMINATION

    The Wind River board of directors may suspend or terminate the 1998 Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1998 Equity Incentive Plan will terminate on December 16, 2006.

    The Wind River board of directors may also amend the 1998 Equity Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of Wind River, to the extent stockholder approval is necessary in order for the 1998 Equity Incentive Plan to satisfy
Section 422 of the Internal Revenue Code, if applicable, Rule 16b-3 or Nasdaq or other securities exchange listing requirements. The Wind River board of directors may submit any other amendment to the 1998 Equity Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

    Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants of the 1998 Equity Incentive Plan who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    INCENTIVE STOCK OPTIONS. Incentive stock options under the 1998 Equity Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Internal Revenue Code.

    There generally are no federal income tax consequences to the participant or Wind River by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

    If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

    Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

    To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Wind River will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 1998 Equity Incentive Plan generally have the following federal income tax consequences:

    - There are no tax consequences to the participant or Wind River by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, Wind River is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation, Wind River will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

    - Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to
      Section 16(b) of the Exchange Act.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Wind River is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Internal Revenue Code and the satisfaction of a reporting obligation, Wind River will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

    POTENTIAL LIMITATION ON WIND RIVER DEDUCTIONS. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Wind River, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

    Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

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
                              INDEPENDENT AUDITORS

    It is expected that representatives of PricewaterhouseCoopers LLP will be present at the respective special meetings to respond to appropriate questions of stockholders and to make a statement if they so desire.

                                 LEGAL MATTERS

    The validity of the Wind River common stock to be issued in the merger has been passed upon for Wind River by Cooley Godward LLP. Certain tax consequences of the merger have been passed upon for Wind River by Cooley Godward LLP and for Integrated Systems by Fenwick & West LLP.

                                    EXPERTS

    The consolidated financial statements of Wind River incorporated in this joint proxy statement/ prospectus by reference to the Annual Report on Form 10-K for the year ended January 31, 1999, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    The consolidated financial statements of Integrated Systems incorporated in this joint proxy statement/prospectus by reference to the Annual Report on Form 10-K for the year ended February 28, 1999, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                             STOCKHOLDER PROPOSALS

    Any proposals of stockholders of Wind River intended to be presented at the annual meeting of stockholders of Wind River to be held in 2000 must have been received by Wind River, addressed to the Secretary of Wind River at 500 Wind River Way, Alameda, California 94501, no later than January 25, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders wishing to submit a proposal or a nomination for director that is not to be included in that proxy statement and proxy must do so between March 10, 2000 and April 10, 2000.

    If the merger is not consummated, any proposals of shareholders of Integrated Systems intended to be presented at the annual meeting of shareholders of Integrated Systems to be held in 2000 must have been received by Integrated Systems, addressed to the Secretary of Integrated Systems at 201 Moffett Park Drive, San Jose, California 95134-1933, no later than February 29, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proxies solicited by Integrated Systems for its 2000 annual meeting of shareholders will be voted in the discretion of the persons voting them with respect to all proposals presented by shareholders for consideration at that meeting after May 14, 2000.

                      WHERE YOU CAN FIND MORE INFORMATION

    Wind River and Integrated Systems each file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the companies file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Wind River's and Integrated Systems' public filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information concerning Wind River and Integrated Systems also may be inspected at the offices of the National Association of Securities Dealers, Inc., Listing Section, 1735 K Street, Washington, D.C. 20006.

    Wind River has filed a Form S-4 registration statement to register with the SEC the offering and sale of the shares of Wind River common stock to be issued to Integrated Systems shareholders in the merger. This joint proxy statement/prospectus is a part of that registration statement and constitutes a prospectus and proxy statement of Wind River and a proxy statement of Integrated Systems for the special meeting.

    As allowed by SEC rules, this joint proxy statement/prospectus does not contain all the information that stockholders can find in the registration statement or the exhibits to the registration statement.

    The SEC allows Wind River and Integrated Systems to incorporate information into this joint proxy statement/prospectus "by reference," which means that the companies can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus, except for any information superseded by information contained directly in this joint proxy statement/ prospectus. This joint proxy statement/prospectus incorporates by reference the documents listed below that Wind River and Integrated Systems have previously filed with the SEC. These documents contain important information about the companies and their financial condition.

WIND RIVER FILINGS (FILE NO. 0-21342):

    - Annual Report on Form 10-K for fiscal year ended January 31, 1999

    - Quarterly Reports on Form 10-Q for fiscal quarters ended April 30, 1999, July 31, 1999 and October 31, 1999

    - Current Reports on Form 8-K filed May 3, 1999, July 16, 1999, September 13, 1999, November 4, 1999 and December 2, 1999

    - The description of the Wind River common stock set forth in the Registration Statement on Form 8-A filed with the SEC on March 12, 1993

INTEGRATED SYSTEMS FILINGS (FILE NO. 0-18268):

    - Annual Report on Form 10-K for fiscal year ended February 28, 1999

    - Quarterly Reports on Form 10-Q for fiscal quarters ended May 31, 1999, August 31, 1999 and November 30, 1999

    - Current Reports on Form 8-K filed on August 5, 1999 and November 5, 1999; and Current Reports on Form 8-K, as amended, filed on October 4, 1999 and November 2, 1999

    Wind River and Integrated Systems hereby incorporate by reference additional documents that Wind River or Integrated Systems may file with the SEC between the date of this joint proxy statement/prospectus and the date of the respective special meetings. These include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

    Wind River has supplied all information contained or incorporated by reference in this joint proxy statement/prospectus relating to Wind River or Merger Sub, and Integrated Systems has supplied all information relating to Integrated Systems.

    If you are a stockholder, you may have received some of the documents incorporated by reference. You may also obtain any of those documents from the appropriate company or the SEC or the SEC's Internet web site described above. Documents incorporated by reference are available from the appropriate company without charge, excluding all exhibits unless specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. Stockholders may obtain documents incorporated

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
by reference in this joint proxy statement/ prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

                            WIND RIVER SYSTEMS, INC.
                               500 Wind River Way
                           Alameda, California 94501
                         Attention: Investor Relations
                              Tel: (510) 748-4100
                            Email: ir@windriver.com

                            INTEGRATED SYSTEMS, INC.
                             201 Moffett Park Drive
                          Sunnyvale, California 94089
                         Attention: Investor Relations
                              Tel: (408) 542-1500
                               Email: ir@isi.com

    If you would like to request documents, please do so by February 8, 2000 to receive them before the special meeting. If you request any incorporated documents, the appropriate company will mail them to you by first-class mail, or other equally prompt means, within one business day of receipt of your request.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT DIFFERS FROM THAT CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. THIS JOINT PROXY STATEMENT/PROSPECTUS IS DATED JANUARY 14, 2000. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS JOINT PROXY STATEMENT/ PROSPECTUS TO STOCKHOLDERS NOR THE ISSUANCE OF SHARES OF WIND RIVER COMMON STOCK IN THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

    Wind River Systems, the Wind River Systems logos and all other Wind River product and service names are registered trademarks or trademarks of Wind River Systems, Inc. in the USA and in other select countries. Integrated Systems, the Integrated Systems logos and all other Integrated Systems product and service names are registered trademarks or trademarks of Integrated Systems, Inc. in the USA and in other select countries. "-Registered Trademark-" and "-TM-" indicate USA registration and USA trademark, respectively. Other third party logos and product/trade names are registered trademarks or trade names of their respective companies.

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                                                                         ANNEX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                     among:

                           WIND RIVER SYSTEMS, INC.,
                            a Delaware corporation;

                         UNIVERSITY ACQUISITION CORP.,
                          a Delaware corporation; and

                           INTEGRATED SYSTEMS, INC.,
                            a California corporation

                        -------------------------------

                          Dated as of October 21, 1999

                        -------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                      --------
 SECTION 1. DESCRIPTION OF TRANSACTION..................................                 A-2

        1.1             Merger of Merger Sub into the Company.......................     A-2

        1.2             Effect of the Merger........................................     A-2

        1.3             Closing; Effective Time.....................................     A-2

                        Articles of Incorporation and Bylaws; Directors and
        1.4             Officers....................................................     A-2

        1.5             Conversion of Shares........................................     A-2

        1.6             Closing of the Company's Transfer Books.....................     A-3

        1.7             Exchange of Certificates....................................     A-3

        1.8             Dissenting Shares...........................................     A-5

        1.9             Tax Consequences............................................     A-5

        1.10            Accounting Consequences.....................................     A-5

        1.11            Further Action..............................................     A-5

 SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............                 A-5

        2.1             Due Organization; Subsidiaries; Etc.........................     A-6

        2.2             Articles of Incorporation and Bylaws........................     A-6

        2.3             Capitalization, Etc.........................................     A-6

        2.4             SEC Filings; Financial Statements...........................     A-7

        2.5             Absence of Changes..........................................     A-8

        2.6             Title to Assets.............................................     A-9

        2.7             Receivables, Customers......................................    A-10

        2.8             Real Property; Equipment; Leasehold.........................    A-10

        2.9             Proprietary Assets..........................................    A-10

        2.10            Contracts...................................................    A-13

        2.11            Sale of Products; Performance of Services...................    A-15

        2.12            Liabilities.................................................    A-15

        2.13            Compliance with Legal Requirements..........................    A-15

        2.14            Certain Business Practices..................................    A-15

        2.15            Governmental Authorizations.................................    A-16

        2.16            Tax Matters.................................................    A-16

        2.17            Employee and Labor Matters; Benefit Plans...................    A-17

        2.18            Environmental Matters.......................................    A-19

        2.19            Insurance...................................................    A-19

        2.20            Transactions with Affiliates................................    A-20

        2.21            Legal Proceedings; Orders...................................    A-20

                        Authority; Inapplicability of Anti-takeover Statutes;
        2.22            Binding Nature of Agreement.................................    A-20

                                                                                        PAGE
                                                                                      --------
        2.23            No Existing Discussions.....................................    A-21

        2.24            Accounting Matters..........................................    A-21

        2.25            Vote Required...............................................    A-21

        2.26            Non-Contravention; Consents.................................    A-21

        2.27            Fairness Opinion............................................    A-22

        2.28            Financial Advisor...........................................    A-22

        2.29            Full Disclosure.............................................    A-22

        2.30            Company Rights Agreement....................................    A-23

 SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.....                A-23

        3.1             Due Organization; Subsidiaries; Etc.........................    A-23

        3.2             Certificate of Incorporation and Bylaws.....................    A-23

        3.3             Capitalization, Etc.........................................    A-23

        3.4             SEC Filings; Financial Statements...........................    A-24

        3.5             Absence of Certain Changes or Events........................    A-24

        3.6             Title to Assets.............................................    A-25

        3.7             Proprietary Assets..........................................    A-25

        3.8             Contracts...................................................    A-26

        3.9             Liabilities.................................................    A-27

        3.10            Compliance with Legal Requirements..........................    A-27

        3.11            Certain Business Practices..................................    A-27

        3.12            Governmental Authorizations.................................    A-27

        3.13            Tax Matters.................................................    A-27

        3.14            Employee and Labor Matters; Benefit Plans...................    A-28

        3.15            Environmental Matters.......................................    A-28

        3.16            Insurance...................................................    A-29

        3.17            Transactions with Affiliates................................    A-29

        3.18            Legal Proceedings; Orders...................................    A-29

        3.19            Authority; Binding Nature of Agreement......................    A-29

        3.20            Accounting Matters..........................................    A-30

        3.21            Vote Required...............................................    A-30

        3.22            Non-Contravention; Consents.................................    A-30

        3.23            Financial Advisor...........................................    A-30

        3.24            Full Disclosure.............................................    A-30

        3.25            Fairness Opinion............................................    A-31

        3.26            Valid Issuance..............................................    A-31

 SECTION 4. CERTAIN COVENANTS OF THE COMPANY AND PARENT.................                A-31

        4.1             Access and Investigation....................................    A-31

        4.2             Operation of the Company's Business.........................    A-32

                                                                                        PAGE
                                                                                      --------
        4.3             No Solicitation.............................................    A-35

 SECTION 5. ADDITIONAL COVENANTS OF THE PARTIES.........................                A-36

        5.1             Registration Statement; Joint Proxy Statement...............    A-36

        5.2             Company Shareholders' Meeting...............................    A-37

        5.3             Parent Stockholders' Meeting................................    A-37

        5.4             Regulatory Approvals........................................    A-38

        5.5             Stock Options...............................................    A-38

        5.6             Employee Benefits...........................................    A-39

        5.7             Indemnification of Officers and Directors...................    A-40

        5.8             Pooling of Interests........................................    A-40

        5.9             Additional Agreements.......................................    A-40

        5.10            Disclosure..................................................    A-41

        5.11            Affiliate Agreements........................................    A-41

        5.12            Tax Matters.................................................    A-42

        5.13            Letter of the Company's Accountants.........................    A-42

        5.14            Resignation of Officers and Directors.......................    A-42

        5.15            Listing.....................................................    A-42

        5.16            Board of Directors..........................................    A-42

 SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB...             A-43

        6.1             Accuracy of Representations.................................    A-43

        6.2             Performance of Covenants....................................    A-43

        6.3             Effectiveness of Registration Statement.....................    A-43

        6.4             Shareholder Approval........................................    A-43

        6.5             Consents....................................................    A-43

        6.6             Agreements and Documents....................................    A-43

        6.7             Employees...................................................    A-44

        6.8             No Material Adverse Effect..................................    A-44

        6.9             HSR Act.....................................................    A-44

        6.10            Listing.....................................................    A-44

        6.11            No Restraints...............................................    A-44

        6.12            No Governmental Litigation..................................    A-45

        6.13            No Other Litigation.........................................    A-45

        6.14            Stock Options...............................................    A-45

 SECTION 7. CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY...........                A-45

        7.1             Accuracy of Representations.................................    A-45

        7.2             Performance of Covenants....................................    A-45

        7.3             Effectiveness of Registration Statement.....................    A-46

        7.4             Shareholder Approval........................................    A-46

                                                                                        PAGE
                                                                                      --------
        7.5             Documents...................................................    A-46

        7.6             No Material Adverse Effect..................................    A-46

        7.7             HSR Act.....................................................    A-46

        7.8             Listing.....................................................    A-46

        7.9             No Restraints...............................................    A-46

 SECTION 8. TERMINATION.................................................                A-47

        8.1             Termination.................................................    A-47

        8.2             Effect of Termination.......................................    A-48

        8.3             Expenses; Termination Fees..................................    A-49

 SECTION 9. MISCELLANEOUS PROVISIONS....................................                A-50

        9.1             Amendment...................................................    A-50

        9.2             Waiver......................................................    A-50

        9.3             No Survival of Representations and Warranties...............    A-50

        9.4             Entire Agreement; Counterparts..............................    A-50

        9.5             Applicable Law; Jurisdiction................................    A-50

        9.6             Disclosure Schedule.........................................    A-51

        9.7             Attorneys' Fees.............................................    A-51

        9.8             Assignability...............................................    A-51

        9.9             Notices.....................................................    A-51

        9.10            Cooperation.................................................    A-52

        9.11            Construction................................................    A-52

                               AGREEMENT AND PLAN
                          OF MERGER AND REORGANIZATION

    THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION ("Agreement") is made and entered into as of October 21, 1999, by and among: WIND RIVER
SYSTEMS, INC., a Delaware corporation ("Parent"); UNIVERSITY ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"); and INTEGRATED SYSTEMS, INC., a California corporation (the "Company"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

                                    RECITALS

    A. Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company in accordance with this Agreement and the California General Corporation Law (the "Merger"). Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent.

    B. It is intended that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). For financial reporting purposes, it is intended that the Merger be accounted for as a "pooling of interests."

    C. The respective boards of directors of Parent, Merger Sub and the Company have approved this Agreement and approved the Merger.

    D. In order to induce Parent to enter into this Agreement and to consummate the Merger, concurrently with the execution and delivery of this Agreement, the Company is entering into a stock option agreement with Parent (the "Stock Option Agreement"), pursuant to which the Company has granted to Parent an option, exercisable under the circumstances specified therein, to purchase shares of Company Common Stock.

                                   AGREEMENT

    The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. DESCRIPTION OF TRANSACTION

    1.1 MERGER OF MERGER SUB INTO THE COMPANY. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the "Surviving Corporation").

    1.2 EFFECT OF THE MERGER. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the California General Corporation Law.

    1.3 CLOSING; EFFECTIVE TIME. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, at 10:00 a.m. on a date to be designated by Parent (the "Closing Date"), which shall be no later than the third business day after the satisfaction or waiver of the latest to occur of the conditions set forth in Sections 6 and 7 (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the satisfaction or waiver of such conditions). Subject to the provisions of this Agreement, (i) an agreement of merger satisfying the applicable requirements of the California General Corporation Law (the "California Agreement of Merger") shall be duly executed by Merger Sub and by the Company as the Surviving Corporation and simultaneously with or as soon as practicable following the Closing delivered to the Secretary of the State of California for filing, along with appropriate certificates of the officers of Merger Sub and the Company ("Officers' Certificates"), and
(ii) a certificate of merger satisfying the applicable requirements of the Delaware General Corporation Law (the "Delaware Certificate of Merger") shall be duly executed by the Company and simultaneously with or as soon as practicable following the Closing delivered to the Secretary of State of the State of Delaware for filing. The Merger shall become effective upon the latest of:
(a) the date and time of the filing of the California Agreement of Merger and the Officers' Certificates with the Secretary of State of the State of California, (b) the date and time of the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, or (c) such other date and time as may be specified in the California Agreement of Merger or the Delaware Certificate of Merger with the consent of Parent (the "Effective Time").

    1.4 ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS. Unless otherwise determined by Parent prior to the Effective Time:

        (a) the Articles of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit B;

        (b) the Bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit C; and

        (c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time.

    1.5 CONVERSION OF SHARES.

        (a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any shareholder of the Company:

            (i) any shares of Company Common Stock (together with the associated Rights under the Company Rights Agreement, as defined in Section 2.3(b)) then held by the Company or any wholly owned Subsidiary of the Company shall cease to exist, and no consideration shall be delivered in exchange therefor;

            (ii) any shares of Company Common Stock (together with the associated Rights under the Company Rights Agreement) then held by Parent, Merger Sub or any other wholly owned Subsidiary of Parent shall cease to exist, and no consideration shall be delivered in exchange therefor;

           (iii) except as provided in clauses "(i)" and "(ii)" above and subject to Sections 1.5(b), 1.5(c), 1.5(d) and 1.8, each share of Company Common Stock (together with the associated Right under the Company Rights Agreement) then outstanding shall be converted into the right to receive 0.92 of a share of Parent Common Stock; and

            (iv) each share of the common stock, $0.001 par value per share, of Merger Sub then outstanding shall be converted into one share of common stock of the Surviving Corporation.

        (b) The fraction of a share of Parent Common Stock specified in
Section 1.5(a)(iii) (as such fraction may be adjusted in accordance with this Section 1.5(b)) is referred to as the "Exchange Ratio." If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or Parent Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction, then the Exchange Ratio shall be appropriately adjusted.

        (c) If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company or under which the Company has any rights, then the shares of Parent Common Stock issued in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Parent Common Stock may accordingly be marked with appropriate legends. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, Parent is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

        (d) No fractional shares of Parent Common Stock shall be issued in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock issuable to such holder) shall, in lieu of such fraction of a share and, upon surrender of such holder's Company Stock Certificate(s) (as defined in Section 1.6), be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing price of a share of Parent Common Stock on the Nasdaq National Market on the date the Merger becomes effective.

    1.6 CLOSING OF THE COMPANY'S TRANSFER BOOKS.  At the Effective Time:
(a) all shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing shares of Company Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock (a "Company Stock Certificate") is presented to the Exchange Agent (as defined in
Section 1.7) or to the Surviving Corporation or Parent, such Company Stock Certificate shall be canceled and shall be exchanged as provided in
Section 1.7.

    1.7 EXCHANGE OF CERTIFICATES.

        (a) On or prior to the Closing Date, Parent shall select a reputable bank or trust company to act as exchange agent in the Merger (the "Exchange Agent"). Within three days after the Effective

Time, Parent shall deposit with the Exchange Agent (i) certificates representing the shares of Parent Common Stock issuable pursuant to this Section 1, and
(ii) cash sufficient to make payments in lieu of fractional shares in accordance with Section 1.5(d). The shares of Parent Common Stock and cash amounts so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the "Exchange Fund."

        (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent will mail to the record holders of Company Stock Certificates
(i) a letter of transmittal in customary form and containing such provisions as Parent may reasonably specify (including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon delivery of such Company Stock Certificates to the Exchange Agent), and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for certificates representing Parent Common Stock. Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Parent, (1) the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of Parent Common Stock that such holder has the right to receive pursuant to the provisions of Section 1.5 (and cash in lieu of any fractional share of Parent Common Stock), and (2) the Company Stock Certificate so surrendered shall be canceled. Until surrendered as contemplated by this
Section 1.7, each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive shares of Parent Common Stock (and cash in lieu of any fractional share of Parent Common Stock) as contemplated by Section 1. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the issuance of any certificate representing Parent Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Parent may reasonably direct) as indemnity against any claim that may be made against the Exchange Agent, Parent or the Surviving Corporation with respect to such Company Stock Certificate.

        (c) Notwithstanding anything to the contrary contained in this Agreement, no shares of Parent Common Stock (or certificates therefor) shall be issued in exchange for any Company Stock Certificate to any Person who may be an "affiliate" (as that term is defined in Rule 145 under the Securities Act) of the Company until such Person shall have delivered to Parent and the Company a duly executed Affiliate Agreement as contemplated by Section 5.11.

        (d) No dividends or other distributions declared or made with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Parent Common Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate in accordance with this Section 1.7 (at which time such holder shall be entitled, subject to the effect of applicable escheat or similar laws, to receive all such dividends and distributions, without interest).

        (e) Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates as of the date 180 days after the date on which the Merger becomes effective shall be delivered to Parent upon demand, and any holders of Company Stock Certificates who have not theretofore surrendered their Company Stock Certificates in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for Parent Common Stock, cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock.

        (f) Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this

Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or any provision of state, local or foreign tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

        (g) Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any shares of Parent Common Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

    1.8 DISSENTING SHARES.

        (a) Notwithstanding anything to the contrary contained in this Agreement, any shares of capital stock of the Company that, as of the Effective Time, are or may become "dissenting shares" within the meaning of
Section 1300(b) of the California Corporations Code shall not be converted into or represent the right to receive Parent Common Stock in accordance with
Section 1.5 (or cash in lieu of fractional shares in accordance with Section 1.5(d)), and the holder or holders of such shares shall be entitled only to such rights as may be granted to such holder or holders in Chapter 13 of the California General Corporation Law; PROVIDED, HOWEVER, that if the status of any such shares as "dissenting shares" shall not be perfected, or if any such shares shall lose their status as "dissenting shares," then, as of the later of the Effective Time or the time of the failure to perfect such status or the loss of such status, such shares shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) Parent Common Stock in accordance with
Section 1.5 (and cash in lieu of fractional shares in accordance with Section 1.5(d)).

        (b) The Company shall give Parent (i) prompt notice of any written demand received by the Company prior to the Effective Time to require the Company to purchase shares of capital stock of the Company pursuant to Chapter 13 of the California General Corporation Law and of any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the California General Corporation Law, and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand unless Parent shall have consented in writing to such payment or settlement offer.

    1.9 TAX CONSEQUENCES. For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

    1.10 ACCOUNTING CONSEQUENCES. For financial reporting purposes, the Merger is intended to be accounted for as a "pooling of interests."

    1.11 FURTHER ACTION. If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as set forth in the Company Disclosure Schedule, the Company represents and warrants to Parent and Merger Sub as follows:

    2.1 DUE ORGANIZATION; SUBSIDIARIES; ETC.

        (a) The Company has no Subsidiaries, except for the corporations identified in Part 2.1(a)(i) of the Company Disclosure Schedule; and neither the Company nor any of the other corporations identified in Part 2.1(a)(i) of the Company Disclosure Schedule owns any capital stock of, or any equity interest of any nature in, any other Entity, other than the Entities identified in
Part 2.1(a)(ii) of the Company Disclosure Schedule. (The Company and each of its Subsidiaries are referred to collectively in this Agreement as the "Acquired Corporations.") None of the Acquired Corporations has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. None of the Acquired Corporations has, at any time, been a general partner of any general partnership, limited partnership or other Entity.

        (b) Each of the Acquired Corporations is a corporation duly organized, validly existing and in good standing (in jurisdictions that recognize such concept) under the laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound.

        (c) Each of the Acquired Corporations is qualified to do business as a foreign corporation, and is in good standing (in jurisdictions that recognize such concept), under the laws of all jurisdictions where the nature of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Acquired Corporations.

    2.2 ARTICLES OF INCORPORATION AND BYLAWS. The Company has delivered or made available to Parent accurate and complete copies of the articles of incorporation, bylaws and other charter and organizational documents of the respective Acquired Corporations, including all amendments thereto.

    2.3 CAPITALIZATION, ETC.

        (a) The authorized capital stock of the Company consists of:
(i) 50,000,000 shares of Company Common Stock, of which 23,831,517 shares have been issued and are outstanding as of the date of this Agreement; and
(ii) 5,000,000 shares of Preferred Stock, of which no shares are outstanding. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. As of the date of this Agreement, there are no shares of Company Common Stock held by any of the other Acquired Corporations. Except as set forth in Part 2.3(a)(i) of the Company Disclosure Schedule: (i) none of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Company Common Stock is subject to any right of first refusal in favor of the Company; and (iii) there is no Acquired Corporation Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Common Stock. None of the Acquired Corporations is under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock.

        (b) As of the date of this Agreement: (i) 500,000 shares of Company Preferred Stock, designated Series A Junior Participating Preferred Stock, are reserved for future issuance upon exercise of the Rights issued pursuant to the Rights Agreement, dated September 30, 1998, by and between the Company and ChaseMellon Shareholder Services, as Rights Agent (the "Company Rights Agreement"); (ii) 2,359,739 shares of Company Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under the Company's 1998 Equity Incentive Plan; (iii) 2,566,959 shares of Company Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under the Company's 1988 Stock Option Plan;
(iv) 49,903 shares of Company Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under the Dr. Design 1991 Stock Option Plan; (v) 225,000 shares of Company Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under the Company's 1994 Directors Stock Option Plan; and (vi) 840,209 shares of Company Common Stock (the "ESPP Shares") are reserved for future issuance pursuant to the Company's 1999 Employee Stock Purchase Plan (the "ESPP"). (Stock options granted by the Company pursuant to the Company's stock option plans and otherwise are referred to in this Agreement as "Company Options.")
Part 2.3(b)(i) of the Company Disclosure Schedule sets forth the following information (which is accurate in all material respects) with respect to each Company Option outstanding as of the date of this Agreement: (i) the particular plan pursuant to which such Company Option was granted; (ii) the name of the optionee; (iii) the number of shares of Company Common Stock subject to such Company Option; (iv) the exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi) the applicable vesting schedules, and the extent to which such Company Option is vested and exercisable as of the date of this Agreement; and (vii) the date on which such Company Option expires. The Company has delivered or made available to Parent accurate and complete copies of all stock option plans pursuant to which the Company has ever granted stock options, and the forms of all stock option agreements evidencing such options.

        (c) Except as set forth in Part 2.3(b) of the Company Disclosure Schedule, as of the date of this Agreement there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; (iii) shareholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company.

        (d) All outstanding shares of Company Common Stock, all outstanding Company Options, all outstanding warrants to purchase Company Common Stock and all outstanding shares of capital stock of each Subsidiary of the Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts.

        (e) All of the outstanding shares of capital stock of the corporations identified in Part 2.1(a)(ii) of the Company Disclosure Schedule have been duly authorized and are validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company, free and clear of any Encumbrances.

        (f) The Company has taken all necessary action to terminate the Company's 1990 Employee Stock Purchase Plan (the "1990 ESPP"), and the 1990 ESPP has been terminated and is no longer in effect.

    2.4 SEC FILINGS; FINANCIAL STATEMENTS.

        (a) The Company has delivered or made available to Parent accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Company with the SEC since January 1, 1999 (the "Company SEC Documents"). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b) The consolidated financial statements (including any related notes) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto;
(ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments which will not, individually or in the aggregate, be material in amount), and (iii) fairly present the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods covered thereby.

    2.5 ABSENCE OF CHANGES. Except as set forth in Part 2.5 of the Company Disclosure Schedule, between August 31, 1999 and the date hereof:

        (a) there has not been any material adverse change in the business, condition, capitalization, assets, liabilities, operations or financial performance of the Acquired Corporations taken as a whole, and no event has occurred or circumstance exists that, in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations;

        (b) there has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the assets of any of the Acquired Corporations (whether or not covered by insurance) that has had or could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations;

        (c) none of the Acquired Corporations has (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, or (ii) repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities;

        (d) none of the Acquired Corporations has sold, issued or granted, or authorized the issuance of, (i) any capital stock or other security (except for Company Common Stock issued upon the valid exercise of outstanding Company Options), (ii) any option, warrant or right to acquire any capital stock or any other security (except for Company Options and ESPP Shares described in Part 2.3(b)(i) of the Company Disclosure Schedule), or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

        (e) the Company has not amended or waived any of its rights under, or permitted the acceleration of vesting under, (i) any provision of any of the Company's stock option plans, (ii) any provision of any agreement evidencing any outstanding Company Option, or (iii) any restricted stock purchase agreement;

        (f) there has been no amendment to the articles of incorporation, bylaws or other charter or organizational documents of any of the Acquired Corporations, and none of the Acquired Corporations has effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

        (g) none of the Acquired Corporations has received any Acquisition Proposal;

        (h) none of the Acquired Corporations has formed any Subsidiary or acquired any equity interest or other interest in any other Entity;

        (i) none of the Acquired Corporations has made any capital expenditure which, when added to all other capital expenditures made on behalf of the Acquired Corporations between August 31, 1999 and the date of this Agreement, exceeds $350,000 per month;

        (j) except in the ordinary course of business and consistent with past practices, none of the Acquired Corporations has (i) entered into or permitted any of the assets owned or used by it to become bound by any Material Contract (as defined in Section 2.10), or (ii) amended or terminated, or waived any material right or remedy under, any Material Contract;

        (k) except in the ordinary course of business and consistent with past practices, none of the Acquired Corporations has (i) acquired, leased or licensed any material right or other material asset from any other Person,
(ii) sold or otherwise disposed of, or leased or licensed, any material right or other material asset to any other Person, or (iii) waived or relinquished any right;

        (l) the Company has not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or other indebtedness of more than $10,000, and the Acquired Corporations have not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivables or other indebtedness of more than $100,000 in the aggregate;

        (m) none of the Acquired Corporations has made any pledge of any of its assets or otherwise permitted any of its assets to become subject to any Encumbrance, except for pledges of immaterial assets made in the ordinary course of business and consistent with past practices;

        (n) none of the Acquired Corporations has (i) lent money of over $100,000 to any Person, or (ii) incurred or guaranteed any indebtedness for borrowed money of over $100,000;

        (o) none of the Acquired Corporations has (i) established or adopted any Plan (as defined in Section 2.17), (ii) caused or permitted any Plan to be amended in any material respect, or (iii) except in the ordinary course of business and consistent with past practices, paid any bonus or made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

        (p) none of the Acquired Corporations has changed any of its methods of accounting or accounting practices in any material respect;

        (q) none of the Acquired Corporations has made any material Tax election;

        (r) none of the Acquired Corporations has commenced or settled any Legal Proceeding;

        (s) none of the Acquired Corporations has entered into any material transaction or taken any other material action outside the ordinary course of business or inconsistent with past practices; and

        (t) none of the Acquired Corporations has agreed or committed to take any of the actions referred to in clauses "(c)" through "(s)" above.

    2.6 TITLE TO ASSETS. To the knowledge of the Company, the Acquired Corporations own, and have good and valid title to, all assets purported to be owned by them, including: (i) all assets reflected on the Company Unaudited Interim Balance Sheet (except for assets sold or otherwise disposed of in the ordinary course of business since the date of the Company Unaudited Interim Balance Sheet); and (ii) all other assets reflected in the books and records of the Acquired Corporations as being owned by the Acquired Corporations. To the knowledge of the Company, all of said assets are owned by the Acquired Corporations free and clear of any Encumbrances, except for (1) any lien for current taxes not yet due and payable, (2) liens that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of any of the Acquired Corporations, and (3) liens described in Part 2.6 of the Company Disclosure Schedule.

    2.7 RECEIVABLES, CUSTOMERS.

        (a) All existing accounts receivable of the Acquired Corporations (including those accounts receivable reflected on the Company Unaudited Interim Balance Sheet that have not yet been collected and those accounts receivable that have arisen since August 31, 1999, and have not yet been collected)
(i) represent valid obligations of customers of the Acquired Corporations arising from bona fide transactions entered into in the ordinary course of business, (ii) are current and, to the best of the Company's knowledge, will be collected in full when due, without any counterclaim or set off (net of an allowance for doubtful accounts not to exceed $1,500,000 in the aggregate).

        (b) Part 2.7(b) of the Company Disclosure Schedule contains an accurate and complete list as of the date of this Agreement of all loans and advances made by any of the Acquired Corporations to any employee, director, consultant or independent contract, other than routine travel advances and other expenses made to employees in the ordinary course of business.

        (c) Part 2.7(c) of the Company Disclosure Schedule accurately identifies, and provides a breakdown that is accurate and complete in all material respects of the revenues received from, (i) the top 20 customers of the Company in terms of gross revenue generated in fiscal year 1998, fiscal year 1999 and the first quarter of fiscal year 2000 for the embedded business,
(ii) the top 20 customers of the Company in terms of gross revenue generated in fiscal year 1998, fiscal year 1999 and the first quarter of fiscal year 2000 for the design automation business of the Company and (iii) the top six customers in terms of gross revenue generated in fiscal year 1998, fiscal year 1999 and the first quarter of fiscal year 2000 for the Dr. Design business. The Company has not received any notice or other communication (in writing or otherwise), and has not received any other information, indicating that any of the customers described in the preceding sentence may cease dealing with the Company or may otherwise reduce the volume of business transacted by such Person with the Company below historical levels.

    2.8 REAL PROPERTY; EQUIPMENT; LEASEHOLD. All material items of equipment and other tangible assets owned by or leased to the Acquired Corporations are adequate for the uses to which they are being put, are in good and safe condition and repair (ordinary wear and tear excepted) and are adequate for the conduct of the business of the Acquired Corporations in the manner in which such business is currently being conducted. Except as set forth in Part 2.8 of the Company Disclosure Schedule, none of the Acquired Corporations own any real property or any interest in real property. Part 2.8 of the Company Disclosure Schedule (a) contains an accurate and complete list of (i) all the Acquired Corporations' real property leases that involve real estate in the United States and (ii) each location outside of the United States where any Acquired Corporation leases any real property, and (b) accurately sets forth in all material respects the aggregate amounts payable by the Acquired Corporations under all leases pursuant to which any Acquired Corporation leases real property outside the United States for each fiscal year beginning with fiscal year 2000 and ending with fiscal year 2004 and the period of fiscal year 2005 and thereafter.

    2.9 PROPRIETARY ASSETS.

        (a) Part 2.9(a)(i) of the Company Disclosure Schedule sets forth, with respect to each Proprietary Asset owned by the Acquired Corporations and registered with any Governmental Body or for which an application has been filed with any Governmental Body, (i) a brief description of such Proprietary Asset, and (ii) the names of the jurisdictions covered by the applicable registration or application. Part 2.9(a)(ii) of the Company Disclosure Schedule identifies any ongoing royalty or payment obligations with respect to, each Proprietary Asset that is licensed or otherwise made available to the Acquired Corporations by any Person and is material to the business of the Acquired Corporations (except for any Proprietary Asset that is licensed to the Acquired Corporations under any third party software license generally available to the public), and identifies the Contract under which such Proprietary Asset is being licensed or otherwise made available to such Acquired Corporation.

The Acquired Corporations have good and valid title to all of the Acquired Corporation Proprietary Assets identified in Part 2.9(a)(i) of the Company Disclosure Schedule and otherwise owned by any of the Acquired Corporations, free and clear of all Encumbrances, except for (i) any lien for current taxes not yet due and payable, and (ii) minor liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of either of the Acquired Corporations. The Acquired Corporations have a valid right to use, license and otherwise exploit all Proprietary Assets identified in Part 2.9(a)(ii) of the Company Disclosure Schedule. Except as set forth in Part 2.9(a)(iii) of the Company Disclosure Schedule, none of the Acquired Corporations has developed jointly with any other Person any Acquired Corporation Proprietary Asset that is material to the business of the Acquired Corporations with respect to which such other Person has any rights. Except as set forth in Part 2.9(a)(iv) of the Company Disclosure Schedule, there is no Acquired Corporation Contract (with the exception of end user license or porting agreements in the form previously delivered by the Company to Parent) pursuant to which any Person has any right (whether or not currently exercisable) to use, license or otherwise exploit any Acquired Corporation Proprietary Asset.

        (b) The Acquired Corporations have taken reasonable measures and precautions to protect and maintain the confidentiality, secrecy and value of all material Acquired Corporation Proprietary Assets (except Acquired Corporation Proprietary Assets whose value would be unimpaired by disclosure). Without limiting the generality of the foregoing, except as set forth in
Part 2.9(b) of the Company Disclosure Schedule, (i) all current and former employees of the Acquired Corporations who are or were involved in, or who have contributed to, the creation or development of any material Acquired Corporation Proprietary Asset have executed and delivered to the Acquired Corporations an agreement (containing no exceptions to or exclusions from the scope of its coverage) that is substantially identical to the form of Confidential Information and Invention Assignment Agreement previously delivered or made available by the Company to Parent, and (ii) all current and former consultants and independent contractors to the Acquired Corporations who are or were involved in, or who have contributed to, the creation or development of any material Acquired Corporation Proprietary Asset have executed and delivered to the Company an agreement (containing no exceptions to or exclusions from the scope of its coverage) that is substantially identical to the form of Consultant Confidential Information and Invention Assignment Agreement previously delivered or made available to Parent. No current or former employee, officer, director, shareholder, consultant or independent contractor has any right, claim or interest in or with respect to any Acquired Corporation Proprietary Asset.

        (c) To the knowledge of the Company: (i) all patents, trademarks, service marks and copyrights held by any of the Acquired Corporations are valid, enforceable and subsisting; (ii) none of the Acquired Corporation Proprietary Assets and no Proprietary Asset that is currently being developed by any of the Acquired Corporations (either by itself or with any other Person) infringes, misappropriates or conflicts with any Proprietary Asset owned or used by any other Person; (iii) none of the products that are or have been designed, created, developed, assembled, manufactured or sold by any of the Acquired Corporations is infringing, misappropriating or making any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and since January 1, 1998, none of the Acquired Corporations has received any notice or other communication (in writing or otherwise) that it has committed any actual, alleged, possible or potential infringement, misappropriation or unlawful or unauthorized use of, any Proprietary Asset owned or used by any other Person; (iv) no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any material Acquired Corporation Proprietary Asset.

        (d) The Acquired Corporation Proprietary Assets constitute all the Proprietary Assets necessary to enable the Acquired Corporations to conduct their business in the manner in which such business is being conducted. None of the Acquired Corporations has (i) licensed any of the material Acquired Corporation Proprietary Assets to any Person on an exclusive basis, or (ii) entered into any covenant not to compete or Contract limiting its ability to exploit fully any material Acquired Corporation Proprietary Assets or to transact business in any market or geographical area or with any Person.

        (e) None of the Acquired Corporations has disclosed or delivered to any Person, or permitted the disclosure or delivery to any escrow agent or other Person, of any Acquired Corporation Source Code, except for such disclosure or delivery which has not materially impaired, and which would not reasonably be expected to materially impair, the business of any of the Acquired Corporations or the value of any of the Acquired Corporations to Parent. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the disclosure or delivery to any Person of any Acquired Corporation Source Code, except for such disclosure or delivery which has not materially impaired, and which would not reasonably be expected to materially impair, the business of any of the Acquired Corporations or the value of any of the Acquired Corporations to Parent. Part 2.10(a)(ii) of the Company Disclosure Schedule describes whether the execution of this Agreement or the consummation of any of the transactions contemplated hereby could reasonably be expected to result in the release or disclosure of any Acquired Corporation Source Code.

        (f) To the knowledge of the Company, except as set forth in
Part 2.9(f)(i) of the Company Disclosure Schedule, each computer, computer program and other item of software (whether installed on a computer or on any other piece of equipment, including firmware) that is owned or used by any of the Acquired Corporations for their internal business operations is Year 2000 Compliant. To the knowledge of the Company, except as set forth in
Part 2.9(f)(ii) of the Company Disclosure Schedule, each computer program and other item of software that has been designed, developed, sold, licensed or otherwise made available to any Person by any of the Acquired Corporations is Year 2000 Compliant. To the knowledge of the Company, except as set forth in
Part 2.9(f)(iii) of the Company Disclosure Schedule, each of the Acquired Corporations has conducted sufficient Year 2000 compliance testing for each computer, computer program and item of software referred to in the preceding two sentences to be able to determine whether such computer, computer program and item of software is Year 2000 Compliant. Each of the Acquired Corporations has obtained warranties or other written assurances to the extent offered or otherwise made available from each of its suppliers of any material Acquired Corporation Proprietary Assets to the effect that the Acquired Corporation Proprietary Assets provided by such suppliers to the Acquired Corporations is Year 2000 Compliant. As used in this Agreement, "Year 2000 Compliant" means, with respect to a computer, computer program or other item of software (i) the functions, calculations, and other computing processes of the computer, program or software (collectively, "Processes") do not perform in an inconsistent or incorrect manner or with interruption as a result of a correct date on which the Processes are actually performed or as a result of a date correctly input to the applicable computer system, whether before, on, or after January 1, 2000;
(ii) the computer, program or software accepts, calculates, compares, sorts, extracts, sequences, and otherwise processes date inputs and date values;
(iii) the computer, program or software accepts and responds to correct year input, if any, in a manner that resolves any ambiguities as to century in a defined, predetermined, and appropriate manner; (iv) the computer, program or software stores and displays date information in ways that are unambiguous as to the determination of the century; and (v) leap years will be determined by the following standard (A) if dividing the year by 4 yields an integer, it is a leap year, except for years ending in 00, but (B) a year ending in 00 is a leap year if dividing it by 400 yields an integer.

        (g) Except with respect to demonstration or trial copies, no product, system, program or software module designed, developed, sold, licensed or otherwise made available by any of the Acquired Corporations to any Person contains any "back door," "time bomb," "Trojan horse," "worm,"

"drop dead device," "virus" or other software routines or hardware components designed to permit unauthorized access or to disable or erase software, hardware or data without the consent of the user.

    2.10 CONTRACTS.

        (a) Part 2.10 of the Company Disclosure Schedule identifies each Acquired Corporation Contract that constitutes a "Material Contract." (For purposes of this Agreement, each of the following shall be deemed to constitute a "Material Contract":

            (i) any Contract relating to the employment of, or the performance of services by, any employee or consultant, and any Contract pursuant to which any of the Acquired Corporations is or may become obligated to make any severance, termination or similar payment to any current or former employee or director; and any Contract pursuant to which any of the Acquired Corporations is or may become obligated to make any bonus or similar payment (other than payments constituting base salary) in excess of $25,000 to any current or former employee or director;

            (ii) any Contract (A) relating to the acquisition, transfer, development, sharing or license of any Proprietary Asset (except for any Contract pursuant to which (1) any Proprietary Asset is licensed to the Acquired Corporations under any third party software license generally available to the public, or (2) any Proprietary Asset is licensed by any of the Acquired Corporations to any Person on a non-exclusive basis); or (B) of the type referred to in Section 2.9(e);

           (iii) any Contract (A) entered into since January 1, 1996
(1) pursuant to which (x) any of the Acquired Corporations has agreed to provide an unlimited number of production or "run time" licenses for any period of time, and (y) no royalty or similar payments (other than up-front payments) are due during the term of the Contract, and (2) which has not been delivered or made available to Parent or Parent's counsel in the "data room" at the Company's headquarters, except in the case of (1) and (2) above for those Contracts that have up-front payments that would not result in a material reduction in the future revenue of the Acquired Corporations when compared to the revenue that the Acquired Corporations would have recognized had such licenses included a requirement that the Company be paid royalty payments during the term of the Contract at historical royalty rates charged by the Company under similar Contracts that required royalty payments over time, or (B) granting any exclusive rights to any Acquired Corporation Proprietary Asset;

            (iv) any Contract which provides for indemnification of any officer, director, employee or agent;

            (v) any Contract imposing any restriction on the right or ability of any Acquired Corporation (A) to compete with any other Person, (B) to acquire any product or other asset or any services from any other Person, (C) to solicit, hire or retain any Person as an employee, consultant or independent contractor, (D) to develop, sell, supply, distribute, offer, support or service any product or any technology or other asset to or for any other Person or class or category of Persons, (E) to perform services for any other Person or class or category of Persons, or (F) to transact business or deal in any other manner with any other Person or class or category of Persons;

            (vi) any Contract (other than Contracts evidencing Company Options)
(A) relating to the acquisition, issuance, voting, registration, sale or transfer of any securities, (B) providing any Person with any preemptive right, right of participation, right of maintenance or any similar right with respect to any securities, or (C) providing any of the Acquired Corporations with any right of first refusal with respect to, or right to repurchase or redeem, any securities;

           (vii) any Contract relating to any currency hedging;

          (viii) any Contract containing "standstill" or similar provisions entered into by any of the Acquired Corporations since January 1, 1998 in connection with a possible equity investment or Acquisition Transaction;

            (ix) any Contract (A) to which any Governmental Body is a party or under which any Governmental Body has any rights or obligations, or
(B) directly or indirectly benefiting any Governmental Body (including any subcontract or other Contract between any Acquired Corporation and any contractor or subcontractor to any Governmental Body);

            (x) any Contract requiring that any of the Acquired Corporations give any notice or provide any information to any Person prior to considering or accepting any Acquisition Proposal or similar proposal, or prior to entering into any discussions, agreement, arrangement or understanding relating to any Acquisition Transaction or similar transaction;

            (xi) any Contract that contemplates or involves the payment or delivery of cash or other consideration in an amount or having a value in excess of $250,000 in the aggregate, or contemplates or involves the performance of services having a value in excess of $250,000 in the aggregate;

           (xii) any Contract (not otherwise identified in clauses "(i)" through "(xii)" of this sentence) that could reasonably be expected to have a material effect on the business, condition, capitalization, assets, liabilities, operations or financial performance of any of the Acquired Corporations or to any of the transactions contemplated by this Agreement; and

          (xiii) any other Contract, if a breach of such Contract could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations.)

The Company has delivered (or made available in the "data room" at the Company's headquarters) to Parent as requested by Parent an accurate and complete copy of each Material Contract.

        (b) Each Acquired Corporation Contract that constitutes a Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        (c) Except as set forth in Part 2.10(c) of the Company Disclosure
Schedule: (i) none of the Acquired Corporations has violated or breached, or committed any default under, any Acquired Corporation Contract, except for violations, breaches and defaults that have not had and would not reasonably be expected to have a Material Adverse Effect on the Acquired Corporations; and, to the knowledge of the Company, no other Person has violated or breached, or committed any default under, any Acquired Corporation Contract, except for violations, breaches and defaults that have not had and would not reasonably be expected to have a Material Adverse Effect on the Acquired Corporations;
(ii) to the knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will or would reasonably be expected to, (A) result in a violation or breach of any of the provisions of any Acquired Corporation Contract, (B) give any Person the right to declare a default or exercise any remedy under any Acquired Corporation Contract, (C) give any Person the right to receive or require a material rebate, chargeback, penalty or change in delivery schedule under any Acquired Corporation Contract, (D) give any Person the right to accelerate the maturity or performance of any Acquired Corporation Contract, (E) result in the disclosure, release or delivery of any Acquired Corporation Source Code, or
(F) give any Person the right to cancel, terminate or modify any Acquired Corporation Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect on the Acquired Corporations; and (iii) since January 1, 1998, none of the Acquired Corporations has received any notice or other communication regarding any actual or possible violation or breach of, or default under, any Acquired Corporation Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect on the Acquired Corporations.

    2.11 SALE OF PRODUCTS; PERFORMANCE OF SERVICES.

        (a) Except as set forth in Part 2.11(a) of the Company Disclosure Schedule, to the knowledge of the Company, each product, system, program, Proprietary Asset or other asset designed, developed, manufactured, assembled, sold, installed, repaired, licensed or otherwise made available by any of the Acquired Corporations to any Person:

            (i) conformed and complied in all material respects with the terms and requirements of any applicable warranty or other Contract and with all applicable Legal Requirements; and

            (ii) was free of any bug, virus, design defect or other defect or deficiency at the time it was sold or otherwise made available, other than any immaterial bug or similar defect that would not adversely affect the Acquired Corporations in any material respect taken as a whole.

        (b) All installation services, programming services, repair services, maintenance services, support services, training services, upgrade services and other services that have been performed by the Acquired Corporations were performed properly and in compliance in all material respects with the terms and requirements of all applicable warranties and other Contracts and with all applicable Legal Requirements.

        (c) Except as set forth in Part 2.11(c) of the Company Disclosure Schedule and except as will not, and would not reasonably be expected to, have a Material Adverse Effect on the Acquired Corporations, since January 1, 1998, no customer or other Person has asserted in writing or, to the knowledge of the Company, threatened to assert any claim against any of the Acquired Corporations
(i) under or based upon any warranty provided by or on behalf of any of the Acquired Corporations, or (ii) under or based upon any other warranty relating to any product, system, program, Proprietary Asset or other asset designed, developed, manufactured, assembled, sold, installed, repaired, licensed or otherwise made available by any of the Acquired Corporations or any services performed by any of the Acquired Corporations.

    2.12 LIABILITIES. None of the Acquired Corporations has any accrued, contingent or other liabilities of any nature, either matured or unmatured, that in the aggregate exceed $1,000,000, except for: (a) liabilities identified as such in the Company Unaudited Interim Balance Sheet or the notes thereto;
(b) liabilities that have been incurred by the Acquired Corporations since August 31, 1999 in the ordinary course of business and consistent with past practices; (c) liabilities incurred under this Agreement and the other agreements contemplated hereby; and (d) liabilities described in Part 2.12 of the Company Disclosure Schedule.

    2.13 COMPLIANCE WITH LEGAL REQUIREMENTS. Each of the Acquired Corporations is in compliance in all material respects with all applicable Legal Requirements. Without limiting the generality of the foregoing, except as set forth in Part 2.13 of the Company Disclosure Schedule, none of the Acquired Corporation has exported any product, system, program or other Acquired Corporation Proprietary Asset in violation of any Legal Requirement. Since January 1, 1998, none of the Acquired Corporations has received any notice or other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.

    2.14 CERTAIN BUSINESS PRACTICES. None of the Acquired Corporations nor any director, officer, agent or employee of any of the Acquired Corporations has
(i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any other unlawful payment.

    2.15 GOVERNMENTAL AUTHORIZATIONS.

        (a) The Acquired Corporations hold all Governmental Authorizations necessary to enable the Acquired Corporations to conduct their respective businesses in the manner in which such businesses are currently being conducted. All such Governmental Authorizations are valid and in full force and effect. Each Acquired Corporation is in substantial compliance with the terms and requirements of such Governmental Authorizations. Since January 1, 1998, none of the Acquired Corporations has received any notice or other communication from any Governmental Body regarding (a) any actual or possible violation of or failure to comply with any term or requirement of any material Governmental Authorization, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization.

        (b) Part 2.15(b) of the Company Disclosure Schedule describes the terms of each grant, incentive or subsidy provided or made available to or for the benefit of any of the Acquired Corporations by any U.S. or foreign Governmental Body or otherwise. Each of the Acquired Corporations is in compliance in all material respects with all of the terms and requirements of each grant, incentive and subsidy identified or required to be identified in Part 2.15(b) of the Company Disclosure Schedule. Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will (with or without notice or lapse of time) give any Person the right to revoke, withdraw, suspend, cancel, terminate or modify, any grant, incentive or subsidy identified or required to be identified in Part 2.15(b) of the Company Disclosure Schedule.

2.16 TAX MATTERS.

        (a) Each Tax Return required to be filed by or on behalf of the respective Acquired Corporations with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the "Acquired Corporation Returns") (i) has been or will be filed on or before the applicable due date (including any extensions of such due date), and (ii) has been, or will be when filed, prepared in all material respects in compliance with all applicable Legal Requirements. All amounts shown on the Acquired Corporation Returns to be due on or before the Closing Date have been or will be paid on or before the Closing Date.

        (b) The Company Unaudited Interim Balance Sheet fully accrues all actual and contingent liabilities for Taxes with respect to all periods through August 31, 1999 in accordance with generally accepted accounting principles. Each Acquired Corporation will establish, in the ordinary course of business and consistent with its past practices, reserves adequate for the payment of all Taxes for the period from August 31, 1999 through the Closing Date.

        (c) No Acquired Corporation Return has ever been examined or audited by any Governmental Body that has resulted in any additional payment by any Acquired Corporation in excess of $100,000. No examination or audit by any Governmental Body of any Acquired Corporation Return is currently taking place that could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations. No extension or waiver of the limitation period applicable to any of the Acquired Corporation Returns has been granted (by the Company or any other Person), and no such extension or waiver has been requested from any Acquired Corporation.

        (d) No claim or Legal Proceeding is pending or, to the knowledge of the Company, has been threatened against or with respect to any Acquired Corporation in respect of any material Tax. There are no unsatisfied liabilities for material Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by any Acquired Corporation with respect to any material Tax (other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by the Acquired Corporations and with respect to which adequate reserves for payment have been established on the Company Unaudited Interim Balance Sheet). There are no liens for material Taxes upon any of the assets of any of the Acquired Corporations except liens for current Taxes not yet due and payable. None of the Acquired Corporations has entered into or become bound by any agreement or consent pursuant to Section 341(f) of the Code (or any comparable provision of state or foreign Tax laws). None of the Acquired Corporations has been, and none of the Acquired Corporations will be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code (or any comparable provision under state or foreign Tax laws) as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

        (e) There is no agreement, plan, arrangement or other Contract covering any employee or independent contractor or former employee or independent contractor of any of the Acquired Corporations that, considered individually or considered collectively with any other such Contracts, will, or could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code (or any comparable provision of state or foreign Tax laws). None of the Acquired Corporations is, or has ever been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar Contract.

    2.17 EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS.

        (a) Part 2.17(a) of the Company Disclosure Schedule identifies each salary, bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or agreement (collectively, the "Plans") sponsored, maintained, contributed to or required to be contributed to by any of the Acquired Corporations for the benefit of any current or former employee of any of the Acquired Corporations.

        (b) Except as set forth in Part 2.17(a) of the Company Disclosure Schedule, none of the Acquired Corporations maintains, sponsors or contributes to, and to the knowledge of the Company, none of the Acquired Corporations has at any time in the past maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any pension benefit plan under the laws of any foreign jurisdiction, whether or not excluded from coverage under ERISA, for the benefit of employees or former employees of any of the Acquired Corporations (a "Pension Plan").

        (c) Except as set forth in Part 2.17(a) of the Company Disclosure Schedule, none of the Acquired Corporations maintains, sponsors or contributes to any: (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) or any welfare benefit plan under the laws of any foreign jurisdiction, whether or not excluded from coverage under ERISA for the benefit of any current or former employees or directors of any of the Acquired Corporations (a "Welfare Plan"), or (ii) self-funded medical, dental or other similar Plan. None of the Plans identified in the Company Disclosure Schedule is a multiemployer plan (within the meaning of Section 3(37) of ERISA).

        (d) With respect to each Plan, the Company has delivered to Parent as requested by Parent: (i) if such Plan is set forth in writing, an accurate and complete copy of such Plan (including all amendments thereto); (ii) if such Plan is not set forth in writing, an accurate and complete description of such Plan (including all amendments thereto); (iii) an accurate and complete copy of the annual report, if required under ERISA, with respect to such Plan for the last two years; (iv) an accurate and complete copy of the most recent summary plan description, together with each Summary of Material Modifications, if required under ERISA, with respect to such Plan, (v) if such Plan is funded through a trust or any third party funding vehicle, an accurate and complete copy of the trust or other funding agreement (including all amendments thereto) and accurate and complete copies the most recent financial statements thereof; (vi) accurate and complete copies of all Contracts relating to such Plan, including service provider agreements, insurance contracts, minimum premium contracts, stop-loss agreements, investment management agreements, subscription and participation agreements and recordkeeping agreements; and (vii) an accurate and complete copy of the most recent determination letter received from the Internal Revenue Service with respect to such Plan (if such Plan is intended to be qualified under Section 401(a) of the Code).

        (e) To the knowledge of the Company, none of the Acquired Corporations is or has ever been required to be treated as a single employer with any other Person under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code. None of the Acquired Corporations has ever been a member of an "affiliated service group" within the meaning of Section 414(m) of the Code. None of the Acquired Corporations has ever made a complete or partial withdrawal from a multiemployer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA).

        (f) None of the Acquired Corporations has any plan or commitment to create any Welfare Plan or any Pension Plan, or to modify or change any existing Welfare Plan or Pension Plan (other than to comply with applicable law) in a manner that would affect any current or former employee or director of any of the Acquired Corporations.

        (g) No Plan provides death, medical or health benefits (whether or not insured) with respect to any current or former employee or director of any of the Acquired Corporations after any termination of service of such employee or director (other than (i) benefit coverage mandated by applicable law, including coverage provided pursuant to Section 4980B of the Code, (ii) deferred compensation benefits accrued as liabilities on the Company Unaudited Interim Balance Sheet, and (iii) benefits the full cost of which are borne by current or former employees or directors of any of the Acquired Corporations (or their beneficiaries)).

        (h) With respect to any Plan constituting a group health plan within the meaning of Section 4980B(g)(2) of the Code, the provisions of Section 4980B of the Code ("COBRA") have been complied with in all material respects.

        (i) Each of the Plans has been operated and administered in all material respects in accordance with applicable Legal Requirements, including ERISA, the Code and applicable foreign Legal Requirements. Except for restrictions imposed by applicable Legal Requirements, to the knowledge of the Company, there are no restrictions on the rights of the Company or any of the other Acquired Corporations to amend or terminate any Plan without incurring any liability thereunder.

        (j) Each of the Plans intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and the Company is not aware of any reason why any such determination letter could be revoked.

        (k) Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other payment or obligation to any current or former employee or director of any of the Acquired Corporations (whether or not under any Plan), or materially increase the benefits payable or provided under any Plan, or result in any acceleration of the time of payment or vesting of any such benefits. Without limiting the generality of the foregoing (and except as set forth in Part 2.17(k) of the Company Disclosure Schedule), the consummation of the Merger will not result in the acceleration of vesting of any unvested Company Options.

        (l) Part 2.17(l) of the Company Disclosure Schedule contains a list of all salaried employees of each of the Acquired Corporations as of the date of this Agreement, and correctly reflects, in all material respects, their salaries and certain bonus and commission arrangements, and their positions. None of the Acquired Corporations is a party to any collective bargaining contract or other Contract with a labor union involving any of its employees. All of the employees of the Acquired Corporations are "at will" employees.

        (m) Each of the Acquired Corporations is in compliance in all material respects with all applicable Legal Requirements and Contracts relating to employment, employment practices, wages, bonuses and terms and conditions of employment, including employee compensation matters.

        (n) Each of the Acquired Corporations has good labor relations, and none of the Acquired Corporations has any knowledge of any facts indicating that
(i) the consummation of the Merger or any of the other transactions contemplated by this Agreement will have a material adverse effect on the labor relations of any of the Acquired Corporations, or (ii) any of the employees of any of the Acquired Corporations intends to terminate his or her employment with the Acquired Corporation with which such employee is employed. For purposes of all applicable Legal Requirements, each Acquired Corporation has properly classified each person providing services to such Acquired Corporation as either an employee or an independent contractor.

    2.18 ENVIRONMENTAL MATTERS. Each of the Acquired Corporations is in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession by each of the Acquired Corporations of all permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. None of the Acquired Corporations has received any notice or other communication (in writing or otherwise), whether from a Governmental Body, citizens group, employee or otherwise, that alleges that any of the Acquired Corporations is not in compliance with any Environmental Law, and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the compliance by any of the Acquired Corporations with any Environmental Law in the future. To the knowledge of the Company, (a) all property that is leased to, controlled by or used by the Company, and all surface water, groundwater and soil associated with or adjacent to such property, is free of any material environmental contamination of any nature, (b) none of the property leased to, controlled by or used by any of the Acquired Corporations contains any underground storage tanks, asbestos, equipment using PCBs or underground injection wells, and
(c) none of the property leased to, controlled by or used by any of the Acquired Corporations contains any septic tanks in which process wastewater or any Materials of Environmental Concern have been disposed. No Acquired Corporation has ever sent or transported, or arranged to send or transport, any Materials of Environmental Concern to a site that, pursuant to any applicable Environmental Law (i) has been placed on the "National Priorities List" of hazardous waste sites or any similar state list, (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Legal Requirement to take "removal" or "remedial' action as detailed in any applicable Environmental Law or to make payment for the cost of cleaning up the site. (For purposes of this Section 2.18: (i) "Environmental Law" means any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; and (ii) "Materials of Environmental Concern" include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is now or hereafter regulated by any Environmental Law or that is otherwise a danger to health, reproduction or the environment.)

    2.19 INSURANCE. The Company has delivered or made available to Parent a copy, or summaries thereof, of all material insurance policies and all material self insurance programs and arrangements relating to the business, assets and operations of the Acquired Corporations. Each of such insurance policies is in full force and effect. Since January 1, 1998, none of the Acquired Corporations has received any notice or other communication regarding any actual or possible
(a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any material claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

    2.20 TRANSACTIONS WITH AFFILIATES. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement, between the date of the Company's last proxy statement filed with the SEC and the date of this Agreement, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.
Part 2.20 of the Company Disclosure Schedule identifies each person who is (or who may be deemed to be) an "affiliate" (as that term is defined in Rule 145 under the Securities Act) of the Company as of the date of this Agreement.

    2.21 LEGAL PROCEEDINGS; ORDERS.

        (a) There is no pending Legal Proceeding, and (to the knowledge of the Company) no Person has threatened to commence any Legal Proceeding: (i) that involves any of the Acquired Corporations or any of the assets owned or used by any of the Acquired Corporations; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement. To the knowledge of the Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that could reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding. Without limiting the generality of the foregoing, no Person has made any claim or commenced any Legal Proceedings (and, to the knowledge of the Company, no Person has threatened to make any claim or commence any Legal Proceeding) involving any of the Acquired Corporations that relates directly or indirectly to any malfunction, defect or deficiency in any product, system, program or other item of property in or with which any Acquired Corporation Proprietary Asset is incorporated, used or bundled.

        (b) There is no material order, writ, injunction, judgment or decree to which any of the Acquired Corporations, or any of the assets owned or used by any of the Acquired Corporations, is subject. To the knowledge of the Company, no officer or key employee of any of the Acquired Corporations is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of any of the Acquired Corporations.

    2.22 AUTHORITY; INAPPLICABILITY OF ANTI-TAKEOVER STATUTES; BINDING NATURE OF AGREEMENT. Subject to the approval of the Company's shareholders under applicable law, the Company has all requisite right, power and authority to enter into and to perform its obligations under this Agreement. The Company has all requisite right, power and authority to enter into and to perform its obligations under the Stock Option Agreement. The board of directors of the Company (at a meeting duly called and held) has (a) unanimously determined that the Merger is advisable and fair and in the best interests of the Company and its shareholders, (b) unanimously authorized and approved the execution, delivery and performance of this Agreement and the Stock Option Agreement by the Company and unanimously approved the Merger, (c) unanimously recommended the approval of this Agreement and the Merger by the holders of Company Common Stock and directed tha t this Agreement and the Merger be submitted for consideration by the Company's shareholders at the Company Shareholders' Meeting (as defined in Section 5.2), and (d) to the extent necessary, adopted a resolution having the effect of causing the Company not to be subject to any state takeover law or similar Legal Requirement that might otherwise apply to the Merger or any of the other transactions contemplated by this Agreement. This Agreement and the Stock Option Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Prior to the execution of those certain Voting Agreements of even date herewith between Parent and each of the Persons identified in Part 2.20 of the Company Disclosure Schedule, the Board of Directors of the Company approved said Voting Agreements and the transactions contemplated thereby. To the knowledge of the Company, no state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated hereby.

    2.23 NO EXISTING DISCUSSIONS. Since September 1, 1999, none of the Acquired Corporations, and no Representative of any of the Acquired Corporations, has been engaged, directly or indirectly, in any discussions or negotiations with any other Person relating to any Acquisition Proposal.

    2.24 ACCOUNTING MATTERS. As of the date hereof, to the knowledge of the Company, neither the Company nor any "affiliate" (as that term is defined in Rule 145 under the Securities Act) of any of the Acquired Corporations has taken or agreed to take, or plans to take, any action that could prevent Parent from accounting for the Merger as a "pooling of interests."

    2.25 VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Shareholders' Meeting (the "Required Company Shareholder Vote") is the only vote of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the principal terms of the Merger and the other transactions contemplated by this Agreement.

    2.26 NON-CONTRAVENTION; CONSENTS. Neither (1) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement by the Company, nor (2) the consummation by the Company of the Merger or any of the other transactions contemplated by this Agreement or by any other agreement referred to in this Agreement, will directly or indirectly (with or without notice or lapse of time):

        (a) contravene, conflict with or result in a violation of (i) any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of any of the Acquired Corporations, or (ii) any resolution adopted by the shareholders, the board of directors or any committee of the board of directors of any of the Acquired Corporations;

        (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which any of the Acquired Corporations, or any of the assets owned or used by any of the Acquired Corporations, is subject;

        (c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Acquired Corporations or that otherwise relates to the business of any of the Acquired Corporations or to any of the assets owned or used by any of the Acquired Corporations;

        (d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Acquired Corporation Contract that is or would constitute a Material Contract, or give any Person the right to
(i) declare a default or exercise any remedy under any such Acquired Corporation Contract, (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Acquired Corporation Contract, (iii) accelerate the maturity or performance of any such Acquired Corporation Contract, or (iv) cancel, terminate or modify any term of such Acquired Corporation Contract;

        (e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by any of the Acquired Corporations (except for liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of any of the Acquired Corporations); or

        (f) result in, or increase the likelihood of, the disclosure or delivery to any escrowholder or other Person of the Acquired Corporation Source Code, or the transfer of any material asset of any of the Acquired Corporations to any Person.

Except as may be required by the Exchange Act, the California General Corporation Law, the HSR Act, any foreign antitrust law or regulation and the NASD Bylaws (as they relate to the Form S-4 Registration Statement and the Joint Proxy Statement), none of the Acquired Corporations was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement by the Company, or (y) the consummation by the Company of the Merger or any of the other transactions contemplated by this Agreement.

    2.27 FAIRNESS OPINION. The Company's board of directors has received the written opinion of Hambrecht & Quist LLC, financial advisor to the Company, dated the date of this Agreement, to the effect that the consideration to be received by the shareholders of the Company in the Merger is fair to the shareholders of the Company from a financial point of view. The Company has furnished an accurate and complete copy of said written opinion to Parent.

    2.28 FINANCIAL ADVISOR. Except for Hambrecht & Quist LLC, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Acquired Corporations. The total of all fees, commissions and other amounts that have been paid by the Company to Hambrecht & Quist LLC and its affiliates and all fees, commissions and other amounts that may become payable to Hambrecht & Quist LLC and its affiliates by the Company if the Merger is consummated will not exceed $1,000,000. The Company has furnished to Parent accurate and complete copies of all agreements under which any such fees, commissions or other amounts have been paid to may become payable and all indemnification and other agreements related to the engagement of Hambrecht & Quist LLC.

    2.29 FULL DISCLOSURE.

        (a) This Agreement (including the Company Disclosure Schedule) does not, and the certificate referred to in Section 6.6(h) will not, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

        (b) None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Form S-4 Registration Statement will, at the time the Form S-4 Registration Statement is filed with the SEC or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Joint Proxy Statement will, at the time the Joint Proxy Statement is mailed to the shareholders of the Company or the stockholders of Parent or at the time of the Company Shareholders' Meeting or the Parent Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

    2.30 COMPANY RIGHTS AGREEMENT. The Company has amended the Company Rights Agreement to provide that neither Parent nor Merger Sub nor any of their respective affiliates shall be deemed to be an Acquiring Person (as such term is defined in the Company Rights Agreement), that neither a Distribution Date nor a Shares Acquisition Date (as each such term is defined in the Company Rights Agreement) shall be deemed to occur, and the Rights will not separate from the Company Common Stock, as a result of the execution, delivery or performance of this Agreement, the Stock Option Agreement or the Voting Agreements or the consummation of the Merger or the other transactions contemplated hereby or thereby, and that none of the Company, Parent, Merger Sub, nor the Surviving Corporation, nor any of their respective affiliates, shall have any obligations under the Company Rights Agreement to any holder (or former holder) of Rights as of and following the Effective Time.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

    Except as set forth in the Parent Disclosure Schedule, Parent and Merger Sub represent and warrant to the Company as follows:

    3.1 DUE ORGANIZATION; SUBSIDIARIES; ETC.

        (a) Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and
(iii) to perform its obligations under all Contracts by which it is bound.

        (b) Parent and each of Parent's Subsidiaries is duly qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on Parent.

    3.2 CERTIFICATE OF INCORPORATION AND BYLAWS. Parent has delivered or made available to the Company accurate and complete copies of the certificate of incorporation and bylaws of Parent, including all amendments thereto.

    3.3 CAPITALIZATION, ETC.

        (a) The authorized capital stock of Parent consists of: (i) 125,000,000 shares of Parent Common Stock; and (ii) 2,000,000 shares of Parent Preferred Stock. As of October 18, 1999, 41,913,459 (net of 1,276,895 treasury shares) shares of Parent Common Stock were issued and outstanding. As of the date of this Agreement, no shares of Parent Preferred Stock are issued or outstanding. All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in
Part 3.3(a)(i) of the Parent Disclosure Schedule: (i) none of the outstanding shares of Parent Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Parent Common Stock is subject to any right of first refusal in favor of Parent; and (iii) there is no Contract to which Parent is a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Parent Common Stock. Parent is not under any obligation, nor bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock.

        (b) As of the date of this Agreement: (i) 6,438,459 shares of Parent Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under Parent's Amended and Restated 1987 Equity Incentive Plan;
(ii) 320,625 shares of Parent Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under Parent's 1995 Non-Employee Directors' Stock Option Plan; (iii) 3,450,000 shares of Parent Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under Parent's 1998 Non-Officer Stock Option Plan; (iv) 1,500,000 shares of Parent Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under Parent's 1998 Equity Incentive Plan; (v) 245,586 shares of Parent Common Stock are reserved for future issuance pursuant to stock options granted and outstanding under the 1994 RouterWare Stock Option Plan;
(vi) 401,141 shares of Parent Common Stock are reserved for future issuance pursuant to Parent's Employee Stock Purchase Plan; and (vii) 4,329,897 shares of Parent Common Stock are reserved for future issuance upon conversion of 5% Convertible Subordinated Notes due 2002. (Stock options granted by Parent pursuant to Parent's stock option plans and otherwise are referred to in this Agreement as "Parent Options").

        (c) Except as set forth in Section 3.3(b), as of the date of this Agreement there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Parent; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Parent;
(iii) shareholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which Parent is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or
(iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Parent.

        (d) All outstanding shares of Parent Common Stock, all outstanding Parent Options and all outstanding shares of capital stock of each Subsidiary of Parent have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts.

    3.4 SEC FILINGS; FINANCIAL STATEMENTS.

        (a) Parent has delivered or made available to the Company accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by Parent with the SEC since January 1, 1999 (the "Parent SEC Documents"). All statements, reports, schedules, forms and other documents required to have been filed by Parent with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b) The consolidated financial statements contained in the Parent SEC
Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present the consolidated financial position of Parent and its subsidiaries as of the respective dates thereof and the consolidated results of operations of Parent and its subsidiaries for the periods covered thereby.

    3.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Between July 31, 1999 and the date of this Agreement: (i) there has not been any event that has had a Material Adverse Effect on Parent; and (ii) Parent has not declared, accrued, set aside or paid any dividend.

    3.6 TITLE TO ASSETS. To the knowledge of Parent, Parent owns, and has good and valid title to, all assets purported to be owned by it, including: (i) all assets reflected on the Parent Unaudited Interim Balance Sheet (except for assets sold or otherwise disposed of in the ordinary course of business since the date of the Parent Unaudited Interim Balance Sheet); and (ii) all other assets reflected in the books and records of Parent as being owned by Parent. To the knowledge of Parent, all of said assets are owned by Parent free and clear of any Encumbrances, except for (1) any lien for current taxes not yet due and payable, (2) liens that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of Parent, and
(3) liens described in Part 3.6 of the Parent Disclosure Schedule.

    3.7 PROPRIETARY ASSETS.

        (a) Parent has good and valid title to all of the Proprietary Assets owned by Parent that are material to the business of the Parent ("Parent Proprietary Assets"), free and clear of all Encumbrances, except for (i) any lien for current taxes not yet due and payable, and (ii) minor liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of Parent.

        (b) Parent has taken reasonable measures and precautions to protect and maintain the confidentiality, secrecy and value of all material Parent Proprietary Assets (except Parent Proprietary Assets whose value would be unimpaired by disclosure). Without limiting the generality of the foregoing, except as set forth in Part 3.7(b) of the Parent Disclosure Schedule, (i) all current and former employees of Parent who are or were involved in, or who have contributed to, the creation or development of any material Parent Proprietary Asset have executed and delivered to Parent an agreement (containing no exceptions to or exclusions from the scope of its coverage) that is substantially identical to the form of Confidential Information and Invention Assignment Agreement previously delivered or made available by Parent to the Company, and (ii) all current and former consultants and independent contractors to Parent who are or were involved in, or who have contributed to, the creation or development of any material Parent Proprietary Asset have executed and delivered to Parent an agreement (containing no exceptions to or exclusions from the scope of its coverage) that is substantially identical to the form of Consultant Confidential Information and Invention Assignment Agreement previously delivered or made available to the Company. No current or former employee, officer, director, stockholder, consultant or independent contractor has any right, claim or interest in or with respect to any material Parent Proprietary Asset.

        (c) To the knowledge of Parent: (i) all patents, trademarks, service marks and copyrights held by Parent are valid, enforceable and subsisting;
(ii) none of the Parent Proprietary Assets and no Proprietary Asset that is currently being developed by Parent (either by itself or with any other Person) infringes, misappropriates or conflicts with any Proprietary Asset owned or used by any other Person; (iii) none of the products that are or have been designed, created, developed, assembled, manufactured or sold by Parent is infringing, misappropriating or making any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and, except as set forth in
Part 3.7(c) of the Parent Disclosure Schedule, since January 1, 1998, Parent has not received any notice or other communication (in writing or otherwise) that it has committed any actual, alleged, possible or potential infringement, misappropriation or unlawful or unauthorized use of, any Proprietary Asset owned or used by any other Person; (iv) except as set forth in Part 3.7(c) of the Parent Disclosure Schedule, no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any material Parent Proprietary Asset.

        (d) The Parent Proprietary Assets, together with any Proprietary Assets currently being licensed to Parent by third parties, constitute all the Proprietary Assets necessary to enable Parent to conduct its business in the manner in which such business is being conducted.

        (e) To the knowledge of Parent, each computer, computer program and other item of software (whether installed on a computer or on any other piece of equipment, including firmware) that is owned or used by Parent for its internal business operations is Year 2000 Compliant. To the knowledge of Parent, except as set forth in Part 3.7(e) of the Parent Disclosure Schedule, each computer program and other item of software that has been designed, developed, sold, licensed or otherwise made available to any Person by Parent is Year 2000 Compliant. To the knowledge of Parent, except as set forth in Part 3.7(e) of the Parent Disclosure Schedule, Parent has conducted sufficient Year 2000 compliance testing for each computer, computer program and item of software referred to in the preceding two sentences to be able to determine whether such computer, computer program and item of software is Year 2000 Compliant. Parent has obtained warranties or other written assurances to the extent offered or otherwise reasonably made available from each of its suppliers of material Proprietary Assets to the effect that the Proprietary Assets provided by such suppliers to Parent is Year 2000 Compliant.

        (f) Except with respect to demonstration or trial copies, no product, system, program or software module designed, developed, sold, licensed or otherwise made available by Parent to any Person contains any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to permit unauthorized access or to disable or erase software, hardware or data without the consent of the user.

    3.8 CONTRACTS.

        (a) Parent (i) has not violated or breached, or committed any default under, any material Contract to which Parent is a party, except for violations, breaches and defaults that have not had and would not reasonably be expected to have a Material Adverse Effect on Parent; and, to the knowledge of Parent, no other Person has violated or breached, or committed any default under, any material Contract to which Parent is a party, except for violations, breaches and defaults that have not had and would not reasonably be expected to have a Material Adverse Effect on Parent; (ii) to the knowledge of Parent, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will or would reasonably be expected to, (A) result in a violation or breach of any of the provisions of any material Contract to which Parent is a party, (B) give any Person the right to declare a default or exercise any remedy under any material Contract to which Parent is a party,
(C) give any Person the right to receive or require a material rebate, chargeback, penalty or change in delivery schedule under any material Contract to which Parent is a party, (D) give any Person the right to accelerate the maturity or performance of any material Contract to which Parent is a party, or give any Person the right to cancel, terminate or modify any material Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect on Parent; and (iii) since January 1, 1998, Parent has not received any notice or other communication regarding any actual or possible violation or breach of, or default under, any material Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect on Parent.

        (b) Each material Contract to which Parent is a party is valid and in full force and effect, and is enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

    3.9 LIABILITIES.

    As of the date of this Agreement, Parent has no accrued, contingent or other liabilities of any nature, either matured or unmatured, that in the aggregate exceed $1,000,000, except for: (a) liabilities identified as such in the Parent Unaudited Interim Balance Sheet; (b) liabilities that have been incurred by Parent since July 31, 1999 in the ordinary course of business and consistent with past practices; and (c) liabilities incurred under this Agreement and the other agreements contemplated hereby.

    3.10 COMPLIANCE WITH LEGAL REQUIREMENTS.

    Parent is in compliance in all material respects with all applicable Legal Requirements. Without limiting the generality of the foregoing, except as set forth in Part 3.10 of the Parent Disclosure Schedule, Parent has not exported any product, system, program or other Parent Proprietary Asset in violation of any Legal Requirement. Since January 1, 1998, Parent has not received any notice or other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.

    3.11 CERTAIN BUSINESS PRACTICES.

    Neither Parent nor any director, officer, agent or employee of Parent has
(i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any other unlawful payment.

    3.12 GOVERNMENTAL AUTHORIZATIONS.

    Parent holds all Governmental Authorizations necessary to enable Parent to conduct its business in the manner in which such business is currently being conducted. All such Governmental Authorizations are valid and in full force and effect. Parent is in substantial compliance with the terms and requirements of such Governmental Authorizations, except where the failure to be in compliance with the terms and requirements of such Governmental Authorizations. Since January 1, 1998, Parent has not received any notice or other communication from any Governmental Body regarding (a) any actual or possible violation of or failure to comply with any term or requirement of any material Governmental Authorization, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization.

    3.13 TAX MATTERS.

        (a) Each Tax Return required to be filed by or on behalf of Parent with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the "Parent Returns") (i) has been or will be filed on or before the applicable due date (including any extensions of such due date), and
(ii) has been, or will be when filed, prepared in all material respects in compliance with all applicable Legal Requirements. All amounts shown on Parent Returns to be due on or before the Closing Date have been or will be paid on or before the Closing Date.

        (b) The Parent Unaudited Interim Balance Sheet fully accrues all actual and contingent liabilities for Taxes with respect to all periods through July 31, 1999 in accordance with generally accepted accounting principles. Parent will establish, in the ordinary course of business and consistent with its past practices, reserves adequate for the payment of all Taxes for the period from July 31, 1999 through the Closing Date.

        (c) No claim or Legal Proceeding is pending or, to the knowledge of Parent, has been threatened against or with respect to Parent in respect of any material Tax. There are no unsatisfied liabilities for material Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by Parent with respect to any material Tax (other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by Parent and with respect to which adequate reserves for payment have been established on the Parent Unaudited Interim Balance Sheet). There are no liens for material Taxes upon any of the assets of Parent except liens for current Taxes not yet due and payable. Parent has not entered into or become bound by any agreement or consent pursuant to
Section 341(f) of the Code (or any comparable provision of state or foreign Tax laws). Parent has not been, and will not be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to
Section 481 or 263A of the Code (or any comparable provision under state or foreign Tax laws) as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

    3.14 EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS.

        (a) To Parent's knowledge, Parent is not and has never been required to be treated as a single employer with any other Person under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code. Parent has never been a member of an "affiliated service group" within the meaning of Section 414(m) of the Code. Parent has never made a complete or partial withdrawal from a multiemployer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either
Section 4207 or 4208 of ERISA).

        (b) Each employee benefit plan of Parent has been operated and administered in all material respects in accordance with applicable Legal Requirements, including ERISA, the Code and applicable foreign Legal Requirements. Except for restrictions imposed by applicable Legal Requirements, to the knowledge of Parent, there are no restrictions on the rights of Parent to amend or terminate any employee benefit plan of Parent without incurring any liability thereunder.

        (c) Each employee benefit plan of Parent intended to be qualified under
Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and Parent is not aware of any reason why any such determination letter could be revoked.

        (d) Parent is in compliance in all material respects with all applicable Legal Requirements and Contracts relating to employment, employment practices, wages, bonuses and terms and conditions of employment, including employee compensation matters. For purposes of all applicable Legal Requirements, Parent has properly classified each person providing services to Parent as either an employee or an independent contractor.

    3.15 ENVIRONMENTAL MATTERS.

    Parent is in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession by Parent of all permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. Parent has not received any notice or other communication (in writing or otherwise), whether from a Governmental Body, citizens group, employee or otherwise, that alleges that Parent is not in compliance with any Environmental Law, and, to the knowledge of Parent, there are no circumstances that may prevent or interfere with the compliance by Parent with any Environmental Law in the future. To the knowledge of Parent, (a) all property that is leased to, controlled by or used by Parent, and all surface water, groundwater and soil associated with or adjacent to such property, is free of any material environmental contamination of any nature, (b) none of the property leased to, controlled by or used by Parent contains any underground storage tanks, asbestos, equipment using PCBs or underground injection wells, and (c) none of the property leased to, controlled by or used by Parent contains any septic tanks in which process wastewater or any Materials of Environmental Concern have been disposed. Parent has never sent or transported, or arranged to send or transport, any Materials of

Environmental Concern to a site that, pursuant to any applicable Environmental Law (i) has been placed on the "National Priorities List" of hazardous waste sites or any similar state list, (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Legal Requirement to take "removal" or "remedial' action as detailed in any applicable Environmental Law or to make payment for the cost of cleaning up the site.

    3.16 INSURANCE.

    Each material insurance policy of Parent is in full force and effect. Since January 1, 1998, Parent has not received any notice or other communication regarding any actual or possible (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any material claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

    3.17 TRANSACTIONS WITH AFFILIATES.

    Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, between the date of Parent's last proxy statement filed with the SEC and the date of this Agreement, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K promulgated by the SEC. Part 3.17 of the Parent Disclosure Schedule identifies each person who is (or who may be deemed to be) an "affiliate" (as that term is defined in Rule 145 under the Securities Act) of Parent as of the date of this Agreement.

    3.18 LEGAL PROCEEDINGS; ORDERS.

        (a) As of the date of this Agreement, there is no pending Legal Proceeding, and (to the knowledge of Parent) no Person has threatened to commence any Legal Proceeding: (i) that involves Parent or any of the assets owned or used by Parent; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement. To the knowledge of Parent, as of the date of this Agreement, no event has occurred, and no claim, dispute or other condition or circumstance exists, that could reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding.

        (b) There is no material order, writ, injunction, judgment or decree to which Parent, or any of the assets owned or used by Parent, is subject. To the knowledge of Parent, no officer or key employee of Parent is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent.

    3.19 AUTHORITY; BINDING NATURE OF AGREEMENT.

    Subject to the approval of Parent's stockholders, Parent and Merger Sub have all requisite right, power and authority to perform their obligations under this Agreement. Parent has all requisite right, power and authority to perform its obligations under the Stock Option Agreement. The execution, delivery and performance by Parent and Merger Sub of this Agreement and by Parent of the Stock Option Agreement have been duly authorized by all necessary action on the part of the respective boards of directors of Parent and Merger Sub. The board of directors of Parent (at a meeting duly called and held) has (a) unanimously authorized and approved the execution, delivery and performance of this Agreement by Parent and unanimously approved the Merger, and (b) unanimously recommended the approval of the issuance of Parent Common Stock in the Merger by the holders of Parent Common Stock and directed that such proposal be submitted for consideration by Parent's stockholders at the Parent Stockholders' Meeting (as defined in Section 5.3). This Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub, and the Stock Option

Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against them in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

    3.20 ACCOUNTING MATTERS.

    As of the date hereof, to the knowledge of Parent, neither Parent nor any "affiliate" (as that term is defined in Rule 145 under the Securities Act) of Parent has taken or agreed to take, or plans to take, any action that could prevent Parent from accounting for the Merger as a "pooling of interests."

    3.21 VOTE REQUIRED.

    The only vote of Parent's stockholders required to approve the issuance of Parent Common Stock in the Merger is the vote prescribed by Marketplace
Rule 4310 of the National Association of Securities Dealers (the "Required Parent Stockholder Vote").

    3.22 NON-CONTRAVENTION; CONSENTS.

    Neither the execution and delivery of this Agreement by Parent and Merger Sub nor the consummation by Merger Sub of the Merger will (a) contravene, conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of Parent or the certificate of incorporation or bylaws of Merger Sub or of any resolution adopted by the stockholders, the board of directors or any committee of the board of directors of Parent; (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which Parent, or any of the assets owned or used by Parent, is subject;
(c) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material Contract to which Parent is a party, or give any Person the right to declare a default or exercise any remedy under any such Contract to which Parent is a party; or (d) result in a violation by Parent or Merger Sub of any order, writ, injunction, judgment or decree to which Parent or Merger Sub is subject. Except as may be required by the Securities Act, the Exchange Act, state securities or "blue sky" laws, the Delaware General Corporation Law, the HSR Act, any foreign antitrust law or regulation and the NASD Bylaws (as they relate to the S-4 Registration Statement and the Joint Proxy Statement), Parent is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution, delivery or performance of this Agreement by Parent or Merger Sub or the consummation by Merger Sub of the Merger.

    3.23 FINANCIAL ADVISOR.

    Except for Credit Suisse First Boston Corporation, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

    3.24 FULL DISCLOSURE.

        (a) This Agreement (including the Parent Disclosure Schedule) does not, and the certificate referred to in Section 7.5(b) will not, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

        (b) None of the information to be supplied by or on behalf of Parent for inclusion in the Form S-4 Registration Statement will, at the time the Form S-4 Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information to be supplied by or on behalf of Parent for inclusion in the Joint Proxy Statement will, at the time the Joint Proxy Statement is mailed to the shareholders of the Company or the stockholders of Parent or at the time of the Company Shareholders' Meeting or the Parent Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, except that no representation or warranty is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference in the Joint Proxy Statement.

    3.25 FAIRNESS OPINION.

    Parent's board of directors has received the written opinion of Credit Suisse First Boston Corporation, financial advisor to Parent, dated the date of this Agreement, to the effect that the Exchange Ratio is fair to Parent from a financial point of view.

    3.26 VALID ISSUANCE.

    The Parent Common Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

SECTION 4.  CERTAIN COVENANTS OF THE COMPANY AND PARENT

    4.1 ACCESS AND INVESTIGATION.

        (a) During regular business hours in the period from the date of this Agreement through the Effective Time (the "Pre-Closing Period"), subject to applicable antitrust laws and regulations relating to the exchange of information, the Company shall, and shall cause the respective Representatives of the Acquired Corporations to: (i) provide Parent and Parent's Representatives with reasonable access to the Acquired Corporations' Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Corporations; and
(ii) provide Parent and Parent's Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Corporations, and with such additional financial, operating and other data and information regarding the Acquired Corporations, as Parent may reasonably request. Without limiting the generality of the foregoing, during the Pre-Closing Period, the Company shall as promptly as practicable after any of the following reports, materials, communications, notices or documents are prepared, sent, filed or received, as the case may be, provide Parent with copies of: (A) all material operating and financial reports prepared by the Company and its Subsidiaries for the Company's senior management, including (1) copies of the unaudited monthly consolidated income statements of the Company and its consolidated Subsidiaries and the related unaudited quarterly consolidated balance sheets, statements of shareholders' equity and statements of cash flows and (2) copies of any sales forecasts, marketing plans, development plans and hiring reports prepared for the Company's senior management; (B) any written materials or communications sent by or on behalf of the Company to its shareholders; (C) any material notice, document or other communication sent by or on behalf of any of the Acquired Corporations to any party with respect to any Acquired Corporation Contract or sent to any of the Acquired Corporations by any party with respect to any Acquired Corporation Contract (other than any communication that relates solely to commercial transactions between the Company and the other party to any such

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Acquired Corporation Contract and that is of the type sent in the ordinary course of business and consistent with past practices); (D) any notice, report or other document filed with or sent to any Governmental Body in connection with the Merger or any of the other transactions contemplated by this Agreement; and
(E) any material notice, report or other document received by any of the Acquired Corporations from any Governmental Body.

        (b) During the period from the date of this Agreement through the Effective Time (the "Pre-Closing Period"), subject to applicable antitrust laws and regulations relating to the exchange of information, Parent shall, and shall cause the respective Representatives of Parent to: (i) provide the Company and the Company's Representatives with reasonable access to Parent's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to Parent; and
(ii) provide the Company and the Company's Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to Parent, and with such additional financial, operating and other data and information regarding Parent, as the Company may reasonably request. Without limiting the generality of the foregoing, during the Pre-Closing Period, Parent shall as promptly as practicable after any of the following reports, materials, communications, notices or documents are prepared, sent, filed or received, as the case may be, provide the Company with copies of:
(A) any written materials or communications sent by or on behalf of Parent to its stockholders; and (B) any notice, report or other document filed by Parent with or sent by Parent to any Governmental Body in connection with the Merger or any of the other transactions contemplated by this Agreement.

    4.2 OPERATION OF THE COMPANY'S BUSINESS.

        (a) During the Pre-Closing Period: (i) the Company shall ensure that each of the Acquired Corporations conducts its business and operations (A) in the ordinary course and in accordance with past practices and (B) in compliance with all applicable Legal Requirements and the requirements of all Acquired Corporation Contracts that constitute Material Contracts; (ii) the Company shall use all commercially reasonable efforts to ensure that each of the Acquired Corporations preserves intact its current business organization, keeps available the services of its current officers and employees and maintains its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with the respective Acquired Corporations; (iii) the Company shall keep in full force all insurance policies referred to in Section 2.19; (iv) the Company shall provide all notices, assurances and support required by any Acquired Corporation Contract relating to any Proprietary Asset in order to ensure that no condition under such Acquired Corporation Contract occurs which could result in, or could increase the likelihood of, (A) any transfer or disclosure by any Acquired Corporation of any Acquired Corporation Source Code that is outside the Company's ordinary course of business or inconsistent with past practices, or
(B) a release from any escrow of any Acquired Corporation Source Code which has been deposited or is required to be deposited in escrow under the terms of such Acquired Corporation Contract; (v) the Company shall promptly notify Parent of
(A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, and (B) any Legal Proceedings commenced or, to the best of its knowledge threatened against, relating to or involving or otherwise affecting any of the Acquired Corporations which relate to the consummation of the transactions contemplated by this Agreement; and (vi) the Company shall (to the extent requested by Parent) cause its officers to report regularly to Parent concerning the status of the Company's business.

        (b) During the Pre-Closing Period, the Company shall not (without the prior written consent of Parent), and shall not permit any of the other Acquired Corporations to:

            (i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

            (ii) sell, issue, grant or authorize the issuance or grant of
(A) any capital stock or other security, (B) any option, call, warrant or right to acquire any capital stock or other security, or (C) any instrument convertible into or exchangeable for any capital stock or other security (except that (1) the Company may issue Company Common Stock (x) upon the valid exercise of Company Options outstanding as of the date of this Agreement and
(y) pursuant to the ESPP, and (2) the Company may, in the ordinary course of business and consistent with past practices (x) grant options under its stock option plans to employees hired by the Company after the date of this Agreement, and (y) in addition to options granted to employees hired by the Company after the date of this Agreement, grant options under its stock option plans to purchase no more than a total of 250,000 shares of Company Common Stock to employees of the Company);

           (iii) amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Company's stock option plans, any provision of any agreement evidencing any outstanding stock option or any restricted stock purchase agreement, or otherwise modify any of the terms of any outstanding option, warrant or other security or any related Contract;

            (iv) amend or permit the adoption of any amendment to its articles of incorporation or bylaws or other charter or organizational documents, or effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

            (v) form any Subsidiary or acquire any equity interest or other interest in any other Entity;

            (vi) make any capital expenditure (except that the Acquired Corporations may make capital expenditures that, when added to all other capital expenditures made on behalf of the Acquired Corporations during the Pre-Closing Period, do not exceed $500,000 in the aggregate in any fiscal quarter);

           (vii) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any Material Contract, or amend or terminate, or waive or exercise any material right or remedy under, any Material Contract;

          (viii) acquire, lease or license any right or other asset from any other Person or sell or otherwise dispose of, or lease or license, any right or other asset to any other Person (except in each case for assets acquired, leased, licensed or disposed of by the Company in the ordinary course of business and consistent with past practices), or waive or relinquish any material right;

            (ix) lend money to any Person, or incur or guarantee any indebtedness (except that the Company may make routine borrowings in the ordinary course of business and in accordance with past practices under its line of credit with Bank One);

            (x) establish, adopt or amend any employee benefit plan, pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees (except that the Company may make (i) routine, reasonable salary increases in connection with the Company's customary employee review process and may pay customary bonuses, (ii) compensation and severance payments pursuant to contractual obligations that exist as of the date of this Agreement and are disclosed in the Company Disclosure Schedule, and (iii) customary profit-sharing and similar payments consistent with past practices payable in accordance with existing bonus and profit-sharing plans referred to in Part 2.17(a) of the Company Disclosure Schedule);

            (xi) hire any new employee at the level of vice president or above or with an annual base salary in excess of $120,000, or promote any employee except in order to fill a position vacated after the date of this Agreement, or engage any consultant or independent contractor other than pursuant to a Contract that can be terminated (without penalty) on notice of 90 days or less;

           (xii) materially change any of its pricing policies, product return policies, product maintenance polices, service policies, product modification or upgrade policies, personnel policies or other business policies, or any of its methods of accounting or accounting practices in any respect;

          (xiii) take or permit to be taken any action that could preclude Parent from accounting for the merger as a "pooling of interests" for accounting purposes;

           (xiv) make any material Tax election;

           (xv) commence any Legal Proceeding or settle any Legal Proceeding except for Legal Proceedings involving only the receipt of money by the Acquired Corporations or the payment by the Acquired Corporations of no more than $250,000 in the aggregate;

           (xvi) enter into any material transaction or take any other material action outside the ordinary course of business or inconsistent with past practices; or

          (xvii) agree or commit to take any of the actions described in clauses "(i)" through "(xvi)" of this Section 4.2(b).

        (c) During the Pre-Closing Period, the Company shall promptly notify Parent in writing of: (i) the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by the Company in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by the Company in this Agreement if
(A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of the Company; and (iv) any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 6 impossible or unlikely or that has had or could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations. Without limiting the generality of the foregoing, the Company shall promptly advise Parent in writing of any Legal Proceeding or material claim threatened, commenced or asserted against or with respect to any of the Acquired Corporations. No notification given to Parent pursuant to this
Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement.

        (d) During the Pre-Closing Period, Parent shall promptly notify the Company in writing of: (i) the discovery by Parent of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by Parent in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by Parent in this Agreement if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or
(B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of Parent; and (iv) any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 7 impossible or unlikely or that has had or could reasonably be expected to have a Material Adverse Effect on Parent. Without limiting the generality of the foregoing, Parent shall promptly advise the

Company in writing of any Legal Proceeding or material claim threatened, commenced or asserted against or with respect to Parent. No notification given to the Company pursuant to this Section 4.2(d) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent contained in this Agreement.

    4.3 NO SOLICITATION.

        (a) The Company shall not directly or indirectly, and shall not authorize or permit any of the other Acquired Corporations or any Representative of any of the Acquired Corporations directly or indirectly to, (i) solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal (including by amending, or granting any waiver under, the Company Rights Agreement) or take any action that could reasonably be expected to lead to an Acquisition Proposal, (ii) furnish any nonpublic information regarding any of the Acquired Corporations to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could lead to an Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or
(v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction; PROVIDED, HOWEVER, that prior to the approval of the principal terms of the Merger by the Required Company Shareholder Vote, this Section 4.3(a) shall not prohibit the Company from furnishing nonpublic information regarding the Acquired Corporations to, or entering into discussions or negotiations with, any Person in response to a Superior Offer that is submitted to the Company by such Person (and not withdrawn) if (1) neither the Company nor any Representative of any of the Acquired Corporations shall have violated any of the restrictions set forth in this Section 4.3, (2) the board of directors of the Company concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the board of directors of the Company to comply with its fiduciary obligations to the Company's shareholders under applicable law,
(3) at least two business days prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with, such Person, the Company gives Parent written notice of the identity of such Person and of the Company's intention to furnish nonpublic information to, or enter into discussions with, such Person, and the Company receives from such Person an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person or any of such Person's Representatives by or on behalf of the Company and containing "standstill" provisions no less favorable to the Company than the "standstill" provisions contained in paragraph 3.B. of that certain letter agreement dated October 2, 1999 between the Company and Parent (the "Letter Agreement"), and (4) at least two business days prior to furnishing any such nonpublic information to such Person, the Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by the Company to Parent). Without limiting the generality of the foregoing, the Company acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of any of the Acquired Corporations, whether or not such Representative is purporting to act on behalf of any of the Acquired Corporations, shall be deemed to constitute a breach of this Section 4.3 by the Company.

        (b) The Company shall promptly (and in no event later than 24 hours after receipt of any Acquisition Proposal, any inquiry or indication of interest that could lead to an Acquisition Proposal or any request for nonpublic information) advise Parent orally and in writing of any Acquisition Proposal, any inquiry or indication of interest that could lead to an Acquisition Proposal or any request for nonpublic information relating to any of the Acquired Corporations (including the identity of the Person making or submitting such Acquisition Proposal, inquiry, indication of interest or request, and the terms thereof) that is made or submitted by any Person during the Pre-Closing Period. The Company shall keep Parent fully informed with respect to the status of any such Acquisition Proposal, inquiry, indication of interest or request and any modification or proposed modification thereto.

        (c) The Company shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal.

        (d) The Company agrees not to release any Person from or waive any provision of any confidentiality, "standstill" or similar agreement to which the Company is a party and will use its commercially reasonable efforts to enforce each such agreement at the request of Parent. The Company also will promptly request each Person that has executed, within 12 months prior to the date of this Agreement, a confidentiality or similar agreement in connection with its consideration of a possible Acquisition Transaction or equity investment to return all confidential information heretofore furnished to such Person by or on behalf of the Company.

SECTION 5.  ADDITIONAL COVENANTS OF THE PARTIES

    5.1 REGISTRATION STATEMENT; JOINT PROXY STATEMENT.

        (a) As promptly as practicable after the date of this Agreement, Parent and the Company shall prepare and cause to be filed with the SEC the Joint Proxy Statement and Parent shall prepare and cause to be filed with the SEC the Form S-4 Registration Statement, in which the Joint Proxy Statement will be included as a prospectus; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Section 5.1(a), if (and to the extent) Parent so elects: (i) the Joint Proxy Statement shall initially be filed with the SEC on a confidential basis as a proxy statement of Parent and the Company under
Section 14 of the Exchange Act; (ii) until such time as Parent has determined that it is reasonably likely that the SEC will promptly declare the Form S-4 Registration Statement effective under the Securities Act, all amendments to the Joint Proxy Statement shall be filed with the SEC on a confidential basis as amendments to the proxy statement of Parent and the Company under Section 14 of the Exchange Act; and (iii) Parent shall not be obligated to file the Form S-4 Registration Statement with the SEC until such time as Parent has determined that it is reasonably likely that the SEC will promptly declare the Form S-4 Registration Statement effective under the Securities Act. Each of Parent and the Company shall use all commercially reasonable efforts to cause the Form S-4 Registration Statement and the Joint Proxy Statement to comply with the rules and regulations promulgated by the SEC, to respond promptly to any comments of the SEC or its staff and to have the Form S-4 Registration Statement declared effective under the Securities Act as promptly as practicable after it is filed with the SEC. Parent will use all commercially reasonable efforts to cause the Joint Proxy Statement to be mailed to Parent's stockholders, and the Company will use all commercially reasonable efforts to cause the Joint Proxy Statement to be mailed to the Company's shareholders, as promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act. The Company shall promptly furnish to Parent all information concerning the Acquired Corporations and the Company's shareholders that may be required or reasonably requested in connection with any action contemplated by this
Section 5.1. If any event relating to any of the Acquired Corporations occurs, or if the Company becomes aware of any information, that should be disclosed in an amendment or supplement to the Form S-4 Registration Statement or the Joint Proxy Statement, then the Company shall promptly inform Parent thereof and shall cooperate with Parent in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the shareholders of the Company.

        (b) Prior to the Effective Time, Parent shall use all commercially reasonable efforts to obtain all regulatory approvals needed to ensure that the Parent Common Stock to be issued in the Merger will be registered or qualified under the securities law of every jurisdiction of the United States in which any registered holder of Company Common Stock has an address of record on the record date for determining the shareholders entitled to notice of and to vote at the Company Shareholders' Meeting; PROVIDED, HOWEVER, that Parent shall not be required (i) to qualify to do business as a foreign corporation in any jurisdiction in which it is not now qualified or (ii) to file a general consent to service of process in any jurisdiction.

    5.2 COMPANY SHAREHOLDERS' MEETING.

        (a) The Company shall take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Company Common Stock to vote on a proposal to approve the principal terms of the Merger (the "Company Shareholders' Meeting"). The Company Shareholders' Meeting shall be held (on a date selected by the Company in consultation with Parent) as promptly as practicable after the Form S-4 Registration Statement is declared effective under the Securities Act. The Company shall ensure that all proxies solicited in connection with the Company Shareholders' Meeting are solicited in compliance with all applicable Legal Requirements.

        (b) Subject to Section 5.2(c): (i) the Joint Proxy Statement shall include a statement to the effect that the board of directors of the Company recommends that the Company's shareholders vote to approve the principal terms of the Merger at the Company Shareholders' Meeting (the recommendation of the Company's board of directors that the Company's shareholders vote to approve the principal terms of the Merger being referred to as the "Company Board Recommendation"); and (ii) the Company Board Recommendation shall not be withdrawn or modified in a manner adverse to Parent, and no resolution by the board of directors of the Company or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Parent shall be adopted or proposed.

        (c) Notwithstanding anything to the contrary contained in
Section 5.2(b), at any time prior to the approval of the principal terms of the Merger by the Required Company Shareholder Vote, the Company Board Recommendation may be withdrawn or modified in a manner adverse to Parent if:
(i) an unsolicited, bona fide written offer to purchase all of the outstanding shares of Company Common Stock is made to the Company and is not withdrawn;
(ii) the Company provides Parent with at least two business days prior notice of any meeting of the Company's board of directors at which such board of directors will consider and determine whether such offer is a Superior Offer; (iii) the Company's board of directors determines in good faith (based upon a written opinion of an independent financial advisor of nationally recognized reputation) that such offer constitutes a Superior Offer; (iv) the Company's board of directors determines in good faith, based upon the written advice of the Company's outside counsel, that, in light of such Superior Offer, the withdrawal or modification of the Company Board Recommendation is required in order for the Company's board of directors to comply with its fiduciary obligations to the Company's shareholders under applicable law; (v) the Company Board Recommendation is not withdrawn or modified in a manner adverse to Parent at any time within five business days after Parent receives written notice from the Company confirming that the Company's board of directors has determined that such offer is a Superior Offer; and (vi) neither the Company nor any of its Representatives shall have violated any of the restrictions set forth in
Section 4.3.

        (d) The Company's obligation to call, give notice of and hold the Company Shareholders' Meeting in accordance with Section 5.2(a) shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Superior Offer or other Acquisition Proposal, or by any withdrawal or modification of the Company Board Recommendation.

    5.3 PARENT STOCKHOLDERS' MEETING.

        (a) Parent shall take all action necessary to call, give notice of and hold a meeting of the holders of Parent Common Stock to vote on the issuance of Parent Common Stock in the Merger (the "Parent Stockholders' Meeting"). The Parent Stockholders' Meeting will be held as promptly as practicable after the Company Shareholders' Meeting is held and the Company's shareholders shall have taken a final vote on a proposal to approve, and shall have approved, the principal terms of the Merger. Parent shall ensure that all proxies solicited in connection with the Parent Stockholders' Meeting are solicited in compliance with all applicable Legal Requirements.

        (b) The Joint Proxy Statement shall include a statement to the effect that the board of directors of Parent recommends that Parent's stockholders vote to approve the issuance of Parent Common Stock in the Merger (the recommendation of Parent's board of directors that Parent's stockholders vote to approve the issuance of Parent Common Stock in the Merger being referred to as the "Parent Board Recommendation"). The Parent Board Recommendation shall not be withdrawn or modified in a manner adverse to the Company, and no resolution by the board of directors of Parent or any committee thereof to withdraw or modify the Parent Board Recommendation in a manner adverse to the Company shall be adopted or proposed.

    5.4 REGULATORY APPROVALS.

    The Company and Parent shall use all commercially reasonable efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed with any Governmental Body with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, the Company and Parent shall, promptly after the date of this Agreement, prepare and file the notifications required under the HSR Act and any applicable foreign antitrust laws or regulations in connection with the Merger. The Company and Parent shall respond as promptly as practicable to (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentation and (ii) any inquiries or requests received from any state attorney general, foreign antitrust authority or other Governmental Body in connection with antitrust or related matters. Each of the Company and Parent shall (1) give the other party prompt notice of the commencement or threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other transactions contemplated by this Agreement, (2) keep the other party informed as to the status of any such Legal Proceeding or threat, and (3) promptly inform the other party of any communication to or from (as well as the content of such communication except as may be prohibited by any Governmental Body or by any Legal Requirement) the Federal Trade Commission, the Department of Justice or any other Governmental Body regarding the Merger. Except as may be prohibited by any Governmental Body or by any Legal Requirement, the Company and Parent will consult and cooperate with one another, and will consider in good faith the views of one another, in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any Legal Proceeding under or relating to the HSR Act or any other foreign, federal or state antitrust or fair trade law. In addition, except as may be prohibited by any Governmental Body or by any Legal Requirement, in connection with any Legal Proceeding under or relating to the HSR Act or any other foreign, federal or state antitrust or fair trade law or any other similar Legal Proceeding, each of the Company and Parent will permit authorized Representatives of the other party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Body in connection with any such Legal Proceeding.

    5.5 STOCK OPTIONS.

    (a) Subject to Section 5.5(b), at the Effective Time, all rights with respect to Company Common Stock under each Company Option then outstanding shall be converted into and become rights with respect to Parent Common Stock, and Parent shall assume each such Company Option in accordance with the terms (as in effect as of the date of this Agreement) of the stock option plan under which it was issued and the terms of the stock option agreement by which it is evidenced. From and after the Effective Time, (i) each Company Option assumed by Parent may be exercised solely for shares of Parent Common Stock, (ii) the number of shares of Parent Common Stock subject to each such Company Option shall be equal to the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding down to the nearest whole share, (iii) the per share exercise price under each such Company Option shall be adjusted by dividing the per share exercise price under such Company Option by the Exchange Ratio and rounding up to the nearest cent and (iv) any restriction on the exercise of any such Company Option shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Company Option shall otherwise remain unchanged; PROVIDED, HOWEVER, that (A) in accordance with the terms of those certain agreements between the Company and each of the individuals identified on
Part 2.17(k) of the Company Disclosure Schedule, certain unvested Company Options referred to therein shall become immediately exercisable as of the Effective Time, and (B) each Company Option assumed by Parent in accordance with this Section 5.5(a) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction subsequent to the Effective Time. Parent shall file with the SEC, no later than 10 days after the date on which the Merger becomes effective, a registration statement on Form S-8 relating to the shares of Parent Common Stock issuable with respect to the Company Options assumed by Parent in accordance with this
Section 5.5(a).

    (b) Prior to the Effective Time, the Company shall take all action that may be necessary (under the plans pursuant to which Company Options are outstanding and otherwise) or may be requested by Parent to effectuate the provisions of this Section 5.5 and to ensure that, from and after the Effective Time, holders of Company Options have no rights with respect thereto other than those specifically provided in this Section 5.5.

    (c) As of the Effective Time, the ESPP shall be terminated. The rights of participants in the ESPP with respect to any offering period then underway under the ESPP shall be determined by treating the last business day prior to the Effective Time as the last day of such offering period and by making such other pro-rata adjustments as may be necessary to reflect the shortened offering period but otherwise treating such shortened offering period as a fully effective and completed offering period for all purposes under such Plan. Prior to the Effective Time, the Company shall take all actions (including, if appropriate, amending the terms of the ESPP) that are necessary to give effect to the transactions contemplated by this Section 5.4(d).

    5.6 EMPLOYEE BENEFITS.

    Parent agrees that all employees of the Company who continue employment with Parent or the Surviving Corporation after the Effective Time ("Continuing Employees") shall be eligible to continue to participate in the Surviving Corporation's health, vacation and other non-equity based employee benefit plans; PROVIDED, HOWEVER, that (a) nothing in this Section 5.6 or elsewhere in this Agreement shall limit the right of Parent or the Surviving Corporation to amend or terminate any such health, vacation or other employee benefit plan at any time, and (b) if Parent or the Surviving Corporation terminates any such health, vacation or other employee benefit plan, then, (i) subject to any necessary transition period, the Continuing Employees shall be eligible to participate in Parent's health, vacation and other non-equity based employee benefit plans, to substantially the same extent as employees of Parent in similar positions and at similar grade levels, and (ii) if a Continuing Employee becomes eligible to participate (and participates) in Parent's health, vacation and other non-equity based employee benefit plans pursuant to clause "(b)(i)" of this sentence, then, to the extent permitted by such health, vacation or other non-equity based employee benefit plan, Parent shall credit such Continuing Employee's service with the Company to the same extent as such service was credited under the similar employee benefit plans of the Company immediately prior to the Effective Time, for purposes of determining eligibility to participate in and vesting under, and for purposes of calculating the benefits under, such employee benefit plan of Parent (it being understood, however, that such crediting of service shall not result in the receipt by any Continuing Employee of duplicate benefits for the same period of service). Nothing in this
Section 5.6 or elsewhere in this Agreement shall be construed to create a right in any employee to employment with Parent, the Surviving Corporation or

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
any other Subsidiary of Parent and, subject to any other binding agreement between an employee and Parent, the Surviving Corporation or any other Subsidiary of Parent, the employment of each Continuing Employee shall be "at will" employment.

    5.7 INDEMNIFICATION OF OFFICERS AND DIRECTORS.

    (a) All rights to indemnification existing in favor of those Persons who are directors and officers of the Company as of the date of this Agreement (the "Indemnified Persons") for acts and omissions occurring prior to the Effective Time, as provided in the Company's Articles of Incorporation, Bylaws (as in effect as of the date of this Agreement) and as provided in the indemnification agreements between the Company and said Indemnified Persons (as in effect as of the date of this Agreement) in the forms disclosed by the Company to Parent prior to the date of this Agreement, shall survive the Merger, and Parent shall guarantee that all such rights are observed by the Surviving Corporation to the fullest extent permitted by California law for a period of seven years from the Effective Time.

    (b) From the Effective Time until the seventh anniversary of the Effective Time, the Surviving Corporation shall maintain in effect, for the benefit of the Indemnified Persons with respect to acts or omissions occurring prior to the Effective Time, the existing policy of directors' and officers' liability insurance maintained by the Company as of the date of this Agreement in the form disclosed by the Company to Parent prior to the date of this Agreement (the "Existing Policy"); PROVIDED, HOWEVER, that (i) the Surviving Corporation may substitute for the Existing Policy a policy or policies of comparable coverage, and (ii) the Surviving Corporation shall not be required to pay annual premiums for the Existing Policy (or for any substitute policies) in excess of $235,638 in the aggregate. In the event any future annual premiums for the Existing Policy (or any substitute policies) exceed $235,638 in the aggregate, the Surviving Corporation shall be entitled to reduce the amount of coverage of the Existing Policy (or any substitute policies) to the amount of coverage that can be obtained for a premium equal to $235,638.

    5.8 POOLING OF INTERESTS.

    Each of the Company and Parent agrees, and the Company agrees to cause the Acquired Corporations, (a) not to take any action during the Pre-Closing Period that would adversely affect the ability of Parent to account for the Merger as a "pooling of interests," and (b) to use all commercially reasonable efforts to attempt to ensure that none of its "affiliates" (as that term is defined in Rule 145 under the Securities Act) takes any action that could adversely affect the ability of Parent to account for the Merger as a "pooling of interests." Each party agrees to provide to PricewaterhouseCoopers LLP such letters as shall be reasonably requested by PricewaterhouseCoopers LLP in connection with the letters referred to in Section 6.6.

    5.9 ADDITIONAL AGREEMENTS.

    (a) Subject to Section 5.9(b), Parent and the Company shall use all commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, but subject to Section 5.9(b), each party to this Agreement
(i) shall make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Merger and the other transactions contemplated by this Agreement, (ii) shall use all commercially reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by this Agreement, and (iii) shall use all commercially reasonable efforts to lift any restraint, injunction or other legal bar to the Merger. The Company shall promptly deliver to Parent a copy of each such filing made, each such notice given and each such Consent obtained by the Company during the Pre-Closing Period. Parent shall promptly deliver to the Company a copy of each such filing made, each such notice given and each such Consent obtained by Parent during the Pre-Closing Period. Nothing contained in this Section 5.9(a) or elsewhere in this Agreement shall limit the obligation of the Company to obtain Parent's consent to the taking of any action that would otherwise give rise to a violation of Section 4.2.

    (b) Notwithstanding anything to the contrary contained in this Agreement, Parent shall not have any obligation under this Agreement: (i) to dispose or transfer or cause any of its Subsidiaries to dispose of or transfer any assets, or to commit to cause any of the Acquired Corporations to dispose of any assets;
(ii) to discontinue or cause any of its Subsidiaries to discontinue offering any product or service, or to commit to cause any of the Acquired Corporations to discontinue offering any product or service; (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available, to any Person, any technology, software or other Proprietary Asset, or to commit to cause any of the Acquired Corporations to license or otherwise make available to any Person any technology, software or other Proprietary Asset; (iv) to hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date), or to commit to cause any of the Acquired Corporations to hold separate any assets or operations; (v) to make or cause any of its Subsidiaries to make any commitment (to any Governmental Body or otherwise) regarding its future operations or the future operations of any of the Acquired Corporations; or (vi) to contest any Legal Proceeding relating to the Merger if Parent determines in good faith that contesting such Legal Proceeding might not be advisable.

    5.10 DISCLOSURE.

    (a) The Company shall not, and shall not permit any of its Representatives to, issue any press release or otherwise publicly disseminate any document or other written material relating to the Merger or any of the other transactions contemplated by this Agreement unless (i) Parent shall have approved such press release or written material (it being understood that Parent shall not unreasonably withhold its approval of any such press release or written material), or (ii) the Company shall have been advised by its outside legal counsel that the issuance of such press release or the dissemination of such written material is required by any applicable law or regulation, and the Company shall have consulted with Parent prior to issuing such press release or disseminating such written material. The Company shall use all commercially reasonable efforts to ensure that none of its Representatives makes any public statement that is materially inconsistent with any press release issued or any written material publicly disseminated by the Company with respect to the Merger or with respect to any of the other transactions contemplated by this Agreement.

    (b) Parent shall not, and shall not permit any of its Representatives to, issue any press release or otherwise publicly disseminate any document or other written material relating to the Merger or any of the other transactions contemplated by this Agreement unless (i) the Company shall have approved such press release or written material (it being understood that the Company shall not unreasonably withhold its approval of any such press release or written material), or (ii) Parent shall have been advised by its outside legal counsel that the issuance of such press release or the dissemination of such written material is required by any applicable law or regulation, and Parent shall have consulted with the Company prior to issuing such press release or disseminating such written material. Parent shall use all commercially reasonable efforts to ensure that none of its Representatives makes any public statement that is materially inconsistent with any press release issued or any written material publicly disseminated by Parent with respect to the Merger or with respect to any of the other transactions contemplated by this Agreement.

    5.11 AFFILIATE AGREEMENTS.

    (a) The Company shall use all commercially reasonable efforts to cause each Person identified in Part 2.20 of the Company Disclosure Schedule and each other Person who is or becomes (or may be deemed to be) an "affiliate" (as that term is defined in Rule 145 under the Securities Act) of the Company to execute and deliver to Parent, prior to the date of the mailing of the Joint Proxy

Statement to the Company's shareholders, an Affiliate Agreement in the form of Exhibit D. Neither Parent nor the Company shall register, or allow its transfer agent to register, on its books any transfer of any shares of Parent Common Stock or Company Common Stock of any "affiliate" of the Company who has not provided a signed Affiliate Agreement in accordance with this Section 5.11.

    (b) Parent shall use all commercially reasonable efforts to cause each Person identified in Part 3.17 of the Parent Disclosure Schedule and each other Person who is or becomes (or may be deemed to be) an "affiliate" (as that term is defined in Rule 145 under the Securities Act) of Parent to execute and deliver to the Company, prior to the date of the mailing of the Joint Proxy Statement to Parent's stockholders, an Affiliate Agreement in the form of Exhibit E.

    5.12 TAX MATTERS.

    At or prior to the filing of the Form S-4 Registration Statement, the Company and Parent shall execute and deliver to Cooley Godward LLP and to Fenwick & West LLP tax representation letters in customary form. Parent, Merger Sub and the Company shall each confirm to Cooley Godward LLP and to Fenwick & West LLP the accuracy and completeness as of the Effective Time of the tax representation letters delivered pursuant to the immediately preceding sentence. Parent and the Company shall use all commercially reasonable efforts prior to the Effective Time to cause the Merger to qualify as a tax-free reorganization under Section 368(a)(1) of the Code. Following delivery of the tax representations letters pursuant to the first sentence of this Section 5.12, each of Parent and the Company shall use its commercially reasonable efforts to cause Cooley Godward LLP and Fenwick & West LLP, respectively, to deliver to it a tax opinion satisfying the requirements of Item 601 of Regulation S-K promulgated under the Securities Act. In rendering such opinions, each of such counsel shall be entitled to rely on the tax representation letters referred to in this Section 5.12.

    5.13 LETTER OF THE COMPANY'S ACCOUNTANTS.

    The Company shall use all commercially reasonable efforts to cause to be delivered to Parent a letter of PricewaterhouseCoopers LLP, dated no more than two business days before the date on which the Form S-4 Registration Statement becomes effective (and reasonably satisfactory in form and substance to Parent), that is customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4 Registration Statement.

    5.14 RESIGNATION OF OFFICERS AND DIRECTORS.

    The Company shall use all commercially reasonable efforts to obtain and deliver to Parent prior to the Closing the resignation of each officer and director of each of the Acquired Corporations.

    5.15 LISTING.

    Parent shall use commercially reasonable efforts to cause the shares of Parent Common Stock being issued in the Merger to be approved for listing (subject to notice of issuance) on the Nasdaq National Market.

    5.16 BOARD OF DIRECTORS.

    Prior to the Effective Time, Parent shall use all commercially reasonable efforts to cause the board of directors of Parent to consist, as of the Effective Time, of seven directors, (a) five of whom shall be Persons designated by Parent, and (b) two of whom shall be Persons designated by the Company who were directors of the Company prior to the Effective Time. If any such Persons are not able to serve as directors of Parent as of the Effective Time, the party on whose board such Person presently sits shall select a replacement. Prior to the Effective Time, Parent's board of directors shall use all commercially reasonable efforts to attempt to cause Jerry L. Fiddler to serve as Chairman of the Board of Parent as of the Effective Time, Thomas St. Dennis to serve as Chief Executive Officer and a director of Parent as of the Effective Time, and Narendra Gupta to serve as Vice Chairman and a director of Parent as of the Effective Time.

SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

    The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

    6.1 ACCURACY OF REPRESENTATIONS.

    The representations and warranties of the Company contained in this Agreement shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date, except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to have, a Material Adverse Effect on the Acquired Corporations; PROVIDED, HOWEVER that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

    6.2 PERFORMANCE OF COVENANTS.

    Each covenant or obligation that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

    6.3 EFFECTIVENESS OF REGISTRATION STATEMENT.

    The Form S-4 Registration Statement shall have become effective in accordance with the provisions of the Securities Act, and no stop order shall have been issued, and no proceeding for that purpose shall have been initiated or be threatened, by the SEC with respect to the Form S-4 Registration Statement.

    6.4 SHAREHOLDER APPROVAL.

    The principal terms of the Merger shall have been duly approved by the Required Company Shareholder Vote, and the issuance of Parent Common Stock in the Merger shall have been duly approved by the Required Parent Stockholder Vote.

    6.5 CONSENTS.

    All material Consents required to be obtained in connection with the Merger and the other transactions contemplated by this Agreement (including the Consents identified in Part 6.5 of the Company Disclosure Schedule) shall have been obtained and shall be in full force and effect.

    6.6 AGREEMENTS AND DOCUMENTS.

    Parent and the Company shall have received the following agreements and documents, each of which shall be in full force and effect:

    (a) Affiliate Agreements in the form of Exhibit D, executed by each Person who could reasonably be deemed to be an "affiliate" (as that term is defined in Rule 145 under the Securities Act) of the Company;

    (b) Noncompetition Agreements in the form of Exhibit G, executed by the individuals identified on Exhibit F;

    (c) a letter from PricewaterhouseCoopers LLP, dated as of the Closing Date and addressed to Parent, reasonably satisfactory in form and substance to Parent, updating the letter referred to in Section 5.13;

    (d) a letter from PricewaterhouseCoopers LLP, dated as of the Closing Date (which may contain customary qualifications and assumptions), to the effect that PricewaterhouseCoopers LLP concurs with the Company management's conclusion that no condition exists related to the Company which would preclude Parent from accounting for the Merger as a "pooling of interests" in accordance with generally accepted accounting principles, Accounting Principles Board Opinion No. 16 and all published rules, regulations and policies of the SEC;

    (e) a letter from PricewaterhouseCoopers LLP, dated as of the Closing Date (which may contain customary qualifications and assumptions), and addressed to Parent, reasonably satisfactory in form and substance to Parent, to the effect that PricewaterhouseCoopers LLP concurs with Parent management's conclusion that Parent may account for the Merger as a "pooling of interests" in accordance with generally accepted accounting principles, Accounting Principles Board Opinion No. 16 and all published rules, regulations and policies of the SEC;

    (f) a legal opinion of Cooley Godward LLP, dated as of the Closing Date and addressed to Parent, to the effect that the Merger will constitute a reorganization within the meaning of Section 368 of the Code (it being understood that (i) in rendering such opinion, Cooley Godward LLP may rely upon the tax representation letters referred to in Section 5.12, and (ii) if Cooley Godward LLP does not render such opinion or withdraws or modifies such opinion, this condition shall nonetheless be deemed to be satisfied if Fenwick & West LLP renders such opinion to Parent);

    (g) a certificate executed on behalf of the Company by its Chief Executive Officer confirming that the conditions set forth in Sections 6.1, 6.2, 6.4 (as it relates to the Required Company Shareholder Vote), 6.5, 6.6(a), 6.7, 6.8, 6.11, 6.12, and 6.13 have been duly satisfied; and

    (h) the written resignations of all officers and directors of each of the Acquired Corporations, effective as of the Effective Time.

    6.7 EMPLOYEES.

    Not more than one of the seven executive officers identified on
Schedule 6.7 shall have ceased to be employed by the Company (other than by reason of death or permanent disability) or shall have expressed an intention to terminate his or her employment with the Company or to decline to accept employment with Parent.

    6.8 NO MATERIAL ADVERSE EFFECT.

    Since the date of this Agreement, there shall not have occurred any Material Adverse Effect on the Acquired Corporations, and no event shall have occurred or circumstance shall exist that, alone or in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations.

    6.9 HSR ACT.

    The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and, on the Closing Date, there shall not be in effect any voluntary agreement between Parent and the Federal Trade Commission or the Department of Justice pursuant to which Parent has agreed not consummate the Merger for a period of time; any similar waiting period under any applicable foreign antitrust law or regulation shall have expired or been terminated; and any Consent required under any applicable foreign antitrust law or regulation shall have been obtained.

    6.10 LISTING.

    The shares of Parent Common Stock to be issued in the Merger shall have been approved for listing (subject to notice of issuance) on the Nasdaq National Market.

    6.11 NO RESTRAINTS.

    No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

    6.12 NO GOVERNMENTAL LITIGATION.

    There shall not be pending or threatened any Legal Proceeding in which a Governmental Body is or is threatened to become a party or is otherwise involved: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement;
(b) relating to the Merger and seeking to obtain from Parent or any of its Subsidiaries any damages that would reasonably be expected to be material to Parent; (c) seeking to prohibit or limit in any material respect Parent's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation;
(d) which would materially and adversely affect the right of Parent, the Surviving Corporation or any Subsidiary of Parent to own the assets or operate the business of the Acquired Corporations; or (e) seeking to compel Parent or the Company, or any Subsidiary of Parent or the Company, to dispose of or hold separate any material assets, as a result of the Merger or any of the other transactions contemplated by this Agreement.

    6.13 NO OTHER LITIGATION.

    There shall not be pending any Legal Proceeding in which, in the reasonable judgment of Parent, there is a reasonable possibility of an outcome that would have a Material Adverse Effect on the Acquired Corporations or on Parent (it being understood that a pending Legal Proceeding against the Acquired Corporations that resulted directly from the public announcement or pendency of the Merger shall be disregarded for purposes of determining whether this condition is satisfied).

    6.14 STOCK OPTIONS.

    Parent shall have received assurances reasonably satisfactory to Parent that there will be no Company Options outstanding to purchase capital stock of the Surviving Corporation after the Effective Time.

SECTION 7. CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY

    The obligation of the Company to effect the Merger and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of the following conditions:

    7.1 ACCURACY OF REPRESENTATIONS.

    The representations and warranties of Parent contained in this Agreement shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date, except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected have, a Material Adverse Effect on Parent; PROVIDED, HOWEVER, that, for purposes of determining the accuracy of such representations and warranties as of the Closing Date, (i) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

    7.2 PERFORMANCE OF COVENANTS.

    All of the covenants and obligations that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

    7.3 EFFECTIVENESS OF REGISTRATION STATEMENT.

    The Form S-4 Registration Statement shall have become effective in accordance with the provisions of the Securities Act, and no stop order shall have been issued, and no proceeding for that purpose shall have been initiated or be threatened, by the SEC with respect to the Form S-4 Registration Statement.

    7.4 SHAREHOLDER APPROVAL.

    The principal terms of the Merger shall have been duly approved by the Required Company Shareholder Vote, and the issuance of Parent Common Stock in the Merger shall have been duly approved by the Required Parent Stockholder Vote.

    7.5 DOCUMENTS.

    The Company shall have received the following documents:

    (a) a legal opinion of Fenwick & West LLP, dated as of the Closing Date, to the effect that the Merger will constitute a reorganization within the meaning of Section 368 of the Code (it being understood that (i) in rendering such opinion, Fenwick & West LLP may rely upon the tax representation letters referred to in Section 5.12, and (ii) if Fenwick & West LLP does not render such opinion or withdraws or modifies such opinion, this condition shall nonetheless be deemed to be satisfied if Cooley Godward LLP renders such opinion to the Company); and

    (b) a certificate executed on behalf of Parent by an executive officer of Parent, confirming that conditions set forth in Sections 7.1, 7.2, 7.4 (as it relates to the Required Parent Stockholder Vote) and 7.6 have been duly satisfied.

    7.6 NO MATERIAL ADVERSE EFFECT.

    Since the date of this Agreement, there shall not have occurred any Material Adverse Effect on Parent, and no event shall have occurred or circumstance shall exist that, alone or in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect on Parent.

    7.7 HSR ACT.

    The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and, on the Closing Date, there shall not be in effect any voluntary agreement between Parent and the Federal Trade Commission or the Department of Justice pursuant to which Parent has agreed not consummate the Merger for a period of time.

    7.8 LISTING.

    The shares of Parent Common Stock to be issued in the Merger shall have been approved for listing (subject to notice of issuance) on the Nasdaq National Market.

    7.9 NO RESTRAINTS.

    No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger by the Company shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger by the Company illegal.

SECTION 8. TERMINATION

    8.1 TERMINATION.

    This Agreement may be terminated prior to the Effective Time (whether before or after approval of the principal terms of the Merger by the Company's shareholders and whether before or after approval of the issuance of Parent Common Stock in the Merger by Parent's stockholders):

    (a) by mutual written consent of Parent and the Company;

    (b) by either Parent or the Company if the Merger shall not have been consummated by the End Date (as defined below in this Section 8.1) (unless the failure to consummate the Merger is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time);

    (c) by either Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

    (d) by either Parent or the Company if (i) the Company Shareholders' Meeting (including any adjournments or postponements thereof) shall have been held and completed and the Company's shareholders shall have taken a final vote on a proposal to approve the principal terms of the Merger, and (ii) the principal terms of the Merger shall not have been approved at such meeting by the Required Company Shareholder Vote (and shall not have been approved at any adjournment or postponement thereof); PROVIDED, HOWEVER, that (A) a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(d) if the failure to obtain such shareholder approval is attributable to a failure on the part of such party to perform any material obligation required to be performed by such party at or prior to the Effective Time, and (B) the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.1(d) unless the Company shall have made the payment required to be made to Parent pursuant to Section 8.3(a) and shall have paid to Parent any fee required to be paid to Parent pursuant to Section 8.3(b);

    (e) by either Parent or the Company if (i) the Parent Stockholders' Meeting (including any adjournments or postponements thereof) shall have been held and completed and Parent's stockholders shall have taken a final vote on the issuance of shares of Parent Common Stock in the Merger, and (ii) the issuance of Parent Common Stock in the Merger shall not have been approved at such meeting (and shall not have been approved at any adjournment or postponement thereof) by the Required Parent Stockholder Vote; PROVIDED, HOWEVER, that (A) a party shall not be permitted to terminate this Agreement pursuant to this
Section 8.1(e) if the failure to obtain such stockholder vote is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time, and (B) Parent shall not be permitted to terminate this Agreement pursuant to this Section 8.1(e) unless Parent shall have made the payment required to be made to the Company pursuant to Section 8.3(a);

    (f) by Parent (at any time prior to the approval of the principal terms of the Merger by the Required Company Shareholder Vote) if a Company Triggering Event shall have occurred;

    (g) by the Company (at any time prior to the approval of the issuance of Parent Common Stock in the Merger by the Required Parent Stockholder Vote) if a Parent Triggering Event shall have occurred;

    (h) by Parent if (i) any of the Company's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.1 would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations and warranties as of the date of this Agreement or at any subsequent date, (A) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (B) any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded), or (ii) any of the Company's covenants contained in this Agreement shall have been breached such that the condition set forth in
Section 6.2 would not be satisfied; PROVIDED, HOWEVER, that if an inaccuracy in the Company's representations and warranties or a breach of a covenant by the Company is curable by the Company and the Company is continuing to exercise all commercially reasonable efforts to cure such inaccuracy or breach, then Parent may not terminate this Agreement under this Section 8.1(h) on account of such inaccuracy or breach;

    (i) by the Company if (i) any of Parent's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 7.1 would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations and warranties as of the date of this Agreement or at any subsequent date, (A) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (B) any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded), or (ii) if any of Parent's covenants contained in this Agreement shall have been breached such that the condition set forth in
Section 7.2 would not be satisfied; PROVIDED, HOWEVER, that if an inaccuracy in Parent's representations and warranties or a breach of a covenant by Parent is curable by Parent and Parent is continuing to exercise all commercially reasonable efforts to cure such inaccuracy or breach, then the Company may not terminate this Agreement under this Section 8.1(i) on account of such inaccuracy or breach;

    (j) by Parent if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on the Acquired Corporations, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect on the Acquired Corporations; or

    (k) by the Company if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on Parent, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect on Parent.

    For purposes of Section 8.1(b), the term "End Date" shall mean May 31, 2000; PROVIDED, HOWEVER, that if on May 31, 2000 (i) (A) the waiting period applicable to the consummation of the Merger under the HSR Act shall not have expired or been terminated or there shall be in effect a voluntary agreement between Parent and the Federal Trade Commission or the Department of Justice pursuant to which Parent has agreed not to consummate the Merger for a period of time or a temporary restraining order issued upon the motion of the Federal Trade Commission or the Department of Justice is in effect precluding the consummation of the Merger, (B) any similar waiting period under any applicable foreign antitrust law or regulation shall not have expired or been terminated, or
(C) any Consent required under any applicable foreign antitrust law or regulation shall not have been obtained, and (ii) all other conditions contained in Sections 6 and 7 that are not related to any of the matters referred to in clause "(A)," "(B)" or "(C)" of this sentence shall have been satisfied or waived, then the End Date shall be July 31, 2000.

    8.2 EFFECT OF TERMINATION.

    In the event of the termination of this Agreement as provided in
Section 8.1, this Agreement shall be of no further force or effect; PROVIDED, HOWEVER, that (i) this Section 8.2, Section 8.3 and Section 9 (and those certain letter agreements dated September 7, 1999 and referred to in Section 9.4) shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any party from any liability for any willful breach of any representation, warranty or covenant contained in this Agreement.

    8.3 EXPENSES; TERMINATION FEES.

    (a) Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated; PROVIDED, HOWEVER, that: (i) Parent and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in connection with (A) the filing, printing and mailing of the Form S-4 Registration Statement and the Joint Proxy Statement and any amendments or supplements thereto and (B) the filing of the premerger notification and report forms relating to the Merger under the HSR Act and the filing of any notice or other document under any applicable foreign antitrust law or regulation;
(ii) if this Agreement is terminated by Parent or the Company pursuant to
Section 8.1(d), then, at the time specified in the next sentence, the Company shall make a nonrefundable cash payment to Parent (in addition to any other amount that may be payable pursuant to Section 8.3(b) or otherwise) in an amount equal to the aggregate amount of all fees and expenses (including all reasonable attorneys' fees, accountants' fees, financial advisory fees and filing fees up to a maximum of $2,000,000) that have been paid or that may become payable by or on behalf of Parent in connection with the preparation and negotiation of this Agreement and the Stock Option Agreement and otherwise in connection with the Merger; and (iii) if this Agreement is terminated by Parent or the Company pursuant to Section 8.1(e), then, at the time specified in the last sentence of this Section 8.3(a), Parent shall make a nonrefundable cash payment to the Company in an amount equal to the aggregate amount of all fees and expenses (including all reasonable attorneys' fees, accountants fees, financial advisory fees and filing fees up to a maximum of $2,000,000) that have been paid or that may become payable by or on behalf of the Company in connection with the preparation and negotiation of this Agreement and the Stock Option Agreement and otherwise in connection with the Merger. In the case of termination of this Agreement by the Company pursuant to Section 8.1(d), the nonrefundable payment referred to in clause "(ii)" of the proviso to the first sentence of this
Section 8.3(a) shall be made by the Company prior to such termination; and in the case of termination of this Agreement by Parent pursuant to Section 8.1(d), the nonrefundable payment referred to in clause "(ii)" of the proviso to the first sentence of this Section 8.3(a) shall be made by the Company within two business days after such termination. In the case of termination of this Agreement by Parent pursuant to Section 8.1(e), the nonrefundable payment referred to in clause "(iii)" of the proviso to the first sentence of this
Section 8.3(a) shall be made by Parent prior to such termination; and in the case of termination of this Agreement by the Company pursuant to
Section 8.1(e), the nonrefundable payment referred to in clause "(iii)" of the proviso to the first sentence of this Section 8.3(a) shall be paid by Parent within two business days after such termination.

    (b) If (i) (A) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(d) and (B) at or prior to the time of such termination an Acquisition Proposal shall have been disclosed, announced, commenced, submitted or made, or (ii) this Agreement is terminated by Parent pursuant to
Section 8.1(f), then, in either such case, the Company shall pay to Parent, in cash at the time specified in the next sentence (and in addition to any payment required to be made pursuant to Section 8.3(a)), a nonrefundable fee in the amount of $16,000,000. In the case of termination of this Agreement by the Company pursuant to Section 8.1(d), the fee referred to in the preceding sentence shall be paid by the Company prior to such termination, and in the case of termination of this Agreement by Parent pursuant to Section 8.1(d) or
Section 8.1(f), the fee referred to in the preceding sentence shall be paid by the Company within two business days after such termination.

    (c) If this Agreement is terminated by the Company pursuant to
Section 8.1(g), then Parent shall pay to the Company, in cash within two business days after such termination, a nonrefundable fee in the amount of $16,000,000.

SECTION 9. MISCELLANEOUS PROVISIONS

    9.1 AMENDMENT.

    This Agreement may be amended with the approval of the respective boards of directors of the Company and Parent at any time (whether before or after approval of the principal terms of the Merger by the shareholders of the Company and whether before or after approval of the issuance of Parent Common Stock in the Merger by Parent's stockholders); PROVIDED, HOWEVER, that (i) after any such approval of the principal terms of the Merger by the Company's shareholders, no amendment shall be made which by law requires further approval of the shareholders of the Company without the further approval of such shareholders, and (ii) after any such approval of the issuance of Parent Common Stock in the Merger by Parent's stockholders, no amendment shall be made which by law or NASD regulation requires further approval of Parent's stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    9.2 WAIVER.

    (a) No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

    (b) No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

    9.3 NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

    None of the representations and warranties contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Merger.

    9.4 ENTIRE AGREEMENT; COUNTERPARTS.

    This Agreement and the Stock Option Agreement constitute the entire agreement and supersede the Letter Agreement and all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof; PROVIDED, HOWEVER, that those certain letter agreements dated September 7, 1999 between the Company and Parent (relating to the protection of confidential information) shall not be superceded and shall remain in full force and effect. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

    9.5 APPLICABLE LAW; JURISDICTION.

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of California; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Northern District of California; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 9.9.

    9.6 DISCLOSURE SCHEDULE.

    The Company Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 2, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify the particular representation or warranty set forth in the corresponding numbered or lettered section in Section 2 and all other applicable representations or warranties to which the relevancy of such disclosure is readily apparent. The Parent Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 3, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify the particular representation or warranty set forth in the corresponding numbered or lettered section in
Section 3 and all other applicable representations or warranties to which the relevancy of such disclosure is readily apparent.

    9.7 ATTORNEYS' FEES.

    In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

    9.8 ASSIGNABILITY.

    This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither this Agreement nor any of the rights hereunder may be assigned by any party without the prior written consent of the other parties, and any attempted assignment of this Agreement or any of such rights hereunder without such consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

    9.9 NOTICES.

    Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

        IF TO PARENT OR MERGER SUB:

           Richard W. Kraber
           Wind River Systems, Inc.
           500 Wind River Way
           Alameda, CA 94501
           Facsimile No. (510) 749-2880

           WITH A COPY TO:

           Alan C. Mendelson, Esq.
           Richard E. Climan, Esq.
           Keith A. Flaum, Esq.
           Cooley Godward LLP
           Five Palo Alto Square
           3000 El Camino Real
           Palo Alto, CA 94306-2155
           Facsimile No. (650) 857-0663

        IF TO THE COMPANY:

           Charles M. Boesenberg
           Integrated Systems, Inc.
           201 Moffett Park Drive
           Sunnyvale, CA 94089
           Facsimile No. (650) 857-0663

           WITH A COPY TO:

           Fred M. Greguras, Esq.
           William Schreiber, Esq.
           Fenwick & West LLP
           Two Palo Alto Square
           3000 El Camino Real
           Palo Alto, CA 94306
           Facsimile No. (650) 494-1417

    9.10 COOPERATION.

    The Company agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

    9.11 CONSTRUCTION.

    (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

    (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

    (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

    (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                                       WIND RIVER SYSTEMS, INC.

                                                       By:  /s/ JERRY L. FIDDLER
                                                            -----------------------------------------
                                                            Name: Jerry L. Fiddler
                                                            Title:  Chairman

                                                       UNIVERSITY ACQUISITION CORP.

                                                       By:  /s/ THOMAS ST. DENNIS
                                                            -----------------------------------------
                                                            Name: Thomas St. Dennis
                                                            Title:  President

                                                       INTEGRATED SYSTEMS, INC.

                                                       By:  /s/ NARENDRA K. GUPTA
                                                            -----------------------------------------
                                                            Name: Narendra K. Gupta
                                                            Title:  Chairman

                                   EXHIBIT A
                              CERTAIN DEFINITIONS

    For purposes of the Agreement (including this Exhibit A):

    ACQUIRED CORPORATION CONTRACT. "Acquired Corporation Contract" shall mean any Contract: (a) to which any of the Acquired Corporations is a party; (b) by which any of the Acquired Corporations or any asset of any of the Acquired Corporations is or may become bound or under which any of the Acquired Corporations has, or may become subject to, any obligation; or (c) under which any of the Acquired Corporations has or may acquire any right or interest.

    ACQUIRED CORPORATION PROPRIETARY ASSET. "Acquired Corporation Proprietary Asset" shall mean any Proprietary Asset owned by or licensed to any of the Acquired Corporations or otherwise used by any of the Acquired Corporations.

    ACQUIRED CORPORATION SOURCE CODE. "Acquired Corporation Source Code" shall mean any source code, or any portion, aspect or segment of any source code, relating to any Proprietary Asset owned by or licensed to any of the Acquired Corporations or otherwise used by any of the Acquired Corporations.

    ACQUISITION PROPOSAL. "Acquisition Proposal" shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Parent) contemplating or otherwise relating to any Acquisition Transaction.

    ACQUISITION TRANSACTION. "Acquisition Transaction" shall mean any transaction or series of transactions involving:

        (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which any of the Acquired Corporations is a constituent corporation, (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of any of the Acquired Corporations, or (iii) in which any of the Acquired Corporations issues securities representing more than 20% of the outstanding securities of any class of voting securities of any of the Acquired Corporations;

        (b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated net revenues, net income or assets of any of the Acquired Corporations; or

        (c) any liquidation or dissolution of any of the Acquired Corporations.

    AGREEMENT. "Agreement" shall mean the Agreement and Plan of Merger and Reorganization to which this Exhibit A is attached, as it may be amended from time to time.

    COMPANY COMMON STOCK. "Company Common Stock" shall mean the Common Stock, no par value, of the Company.

    COMPANY DISCLOSURE SCHEDULE. "Company Disclosure Schedule" shall mean the disclosure schedule that has been prepared by the Company in accordance with the requirements of Section 9.6 of the Agreement and that has been delivered by the Company to Parent on the date of this Agreement and signed by the President of the Company.

    COMPANY PREFERRED STOCK. "Company Preferred Stock" shall mean the Preferred Stock, no par value, of the Company.

    COMPANY TRIGGERING EVENT. A "Company Triggering Event" shall be deemed to have occurred if: (i) the board of directors of the Company shall have failed to recommend that the Company's shareholders vote to approve the principal terms of the Merger, or shall have withdrawn or modified in a manner adverse to Parent the Company Board Recommendation, or shall have taken any other action which is reasonably determined by Parent to suggest that the board of directors of the Company might not support the Merger or might not believe that the Merger is in the best interests of the Company's shareholders; (ii) the Company shall have failed to include in the Proxy Statement the Company Board Recommendation or a statement to the effect that the board of directors of the Company has determined and believes that the Merger is in the best interests of the Company's shareholders; (iii) the board of directors of the Company fails to reaffirm the Company Board Recommendation, or fails to reaffirm its determination that the Merger is in the best interests of the Company's shareholders, within five business days after Parent requests in writing that such recommendation or determination be reaffirmed; (iv) the board of directors of the Company shall have approved, endorsed or recommended any Acquisition Proposal; (v) the Company shall have entered into any letter of intent or similar document or any Contract relating to any Acquisition Proposal; (vi) the Company shall have failed to hold the Company Shareholders' Meeting as promptly as practicable and in any event within 45 days after the Form S-4 Registration Statement is declared effective under the Securities Act; (vii) a tender or exchange offer relating to securities of the Company shall have been commenced and the Company shall not have sent to its securityholders, within 10 business days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer; (viii) an Acquisition Proposal is publicly announced, and the Company
(A) fails to issue a press release announcing its opposition to such Acquisition Proposal within five business days after such Acquisition Proposal is announced or (B) otherwise fails to actively oppose such Acquisition Proposal; or
(ix) any of the Acquired Corporations or any Representative of any of the Acquired Corporations shall have violated any of the restrictions set forth in
Section 4.3.

    COMPANY UNAUDITED INTERIM BALANCE SHEET. "Company Unaudited Interim Balance Sheet" shall mean the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of August 31, 1999 included in the Company SEC Documents.

    CONSENT. "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

    CONTRACT. "Contract" shall mean any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

    ENCUMBRANCE. "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

    ENTITY. "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

    EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    FORM S-4 REGISTRATION STATEMENT. "Form S-4 Registration Statement" shall mean the registration statement on Form S-4 to be filed with the SEC by Parent in connection with issuance of Parent Common Stock in the Merger, as said registration statement may be amended prior to the time it is declared effective by the SEC.

    GOVERNMENTAL AUTHORIZATION.  "Governmental Authorization" shall mean any:
(a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

    GOVERNMENTAL BODY. "Governmental Body" shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

    HSR ACT. "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    JOINT PROXY STATEMENT. "Joint Proxy Statement" shall mean the joint proxy statement/prospectus to be sent to the Company's shareholders in connection with the Company Shareholders' Meeting and to Parent's stockholders in connection with the Parent Stockholders' Meeting.

    LEGAL PROCEEDING. "Legal Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

    LEGAL REQUIREMENT. "Legal Requirement" shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the Nasdaq National Market).

    MATERIAL ADVERSE EFFECT. An event, violation, inaccuracy, circumstance or other matter will be deemed to have a "Material Adverse Effect" on the Acquired Corporations if such event, violation, inaccuracy, circumstance or other matter (considered together with all other matters that would constitute exceptions to the representations and warranties set forth in the Agreement but for the presence of "Material Adverse Effect" or other materiality qualifications, or any similar qualifications, in such representations and warranties) had or would have a material adverse effect on (i) the business, condition, capitalization, assets, liabilities, operations or financial performance of the Acquired Corporations taken as a whole, (ii) the ability of the Company to consummate the Merger or any of the other transactions contemplated by the Agreement or to perform any of its obligations under the Agreement, or (iii) Parent's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; PROVIDED, HOWEVER, that in no event shall any of the following, in and of themselves, constitute a Material Adverse Effect on the Acquired Corporations: (A) a material decline in revenues or net income recorded by the Acquired Corporations after the date of the Agreement, or a material loss of customers or employees by the Acquired Corporations after the date of the Agreement, or any other change in the business of the Acquired Corporations after the date of the Agreement, to the extent that such decline, loss or change resulted directly from the public announcement or pendency of the Merger, and (B) a change in the Company's stock price. An event, violation, inaccuracy, circumstance or other matter will be deemed to have a "Material Adverse Effect" on Parent if such event, violation, inaccuracy, circumstance or other matter (considered together with all other matters that would constitute exceptions to the representations and warranties set forth in the Agreement but for the presence of "Material Adverse Effect" or other materiality qualifications, or any similar qualifications, in such representations and warranties) had or would have a material adverse effect on the business, condition, capitalization, assets, liabilities, operations or financial performance of Parent and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that in no event shall any of the following, in and of themselves, constitute a Material Adverse Effect on Parent: (A) a material decline in revenues or net income recorded by Parent after the date of the Agreement, or a material loss of customers or employees by Parent after the date of the Agreement, or any other change in the business of Parent after the date of the Agreement, to the extent that such decline, loss or change resulted directly from the public announcement or pendency of the Merger, and (B) a change in Parent's stock price.

    PARENT COMMON STOCK. "Parent Common Stock" shall mean the Common Stock, $.001 par value per share, of Parent.

    PARENT PREFERRED STOCK. "Parent Preferred Stock" shall mean the Preferred Stock, $0.001 par value, of Parent.

    PARENT TRIGGERING EVENT. A "Parent Triggering Event" shall be deemed to have occurred if: (i) the board of directors of Parent shall have failed to recommend that Parent's stockholders vote to approve the issuance of Parent Common Stock in the Merger, or shall for any reason have withdrawn or shall have modified in a manner adverse to the Company the Parent Board Recommendation; or
(ii) Parent shall have failed to include in the Joint Proxy Statement the Parent Board Recommendation.

    PARENT UNAUDITED INTERIM BALANCE SHEET. "Parent Unaudited Interim Balance Sheet" shall mean the unaudited consolidated balance sheet of Parent and its consolidated Subsidiaries as of July 31, 1999 included in the Parent SEC Documents.

    PERSON.  "Person" shall mean any individual, Entity or Governmental Body.

    PROPRIETARY ASSET. "Proprietary Asset" shall mean any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, source code, algorithm, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; or (b) right to use or exploit any of the foregoing.

    REPRESENTATIVES. "Representatives" shall mean officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

    SEC.  "SEC" shall mean the United States Securities and Exchange Commission.

    SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

    SUBSIDIARY. An entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns, beneficially or of record, an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at leased a majority of the members of such Entity's board of directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Entity.

    SUPERIOR OFFER. "Superior Offer" shall mean an unsolicited, bona fide written offer made by a third party to purchase all of the outstanding Company Common Stock on terms that the board of directors of the Company determines, in its reasonable judgment, based upon a written opinion of an independent financial advisor of nationally recognized reputation, to be more favorable to the Company's shareholders than the terms of the Merger; PROVIDED, HOWEVER, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not reasonably capable of being obtained by such third party.

    TAX. "Tax" shall mean any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

    TAX RETURN. "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

                                                                         ANNEX B

                             STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT (the "Option Agreement") is entered into as of October 21, 1999, by and between INTEGRATED SYSTEMS, INC., a California corporation (the "Company"), and WIND RIVER SYSTEMS, INC., a Delaware corporation (the "Grantee").

                                    RECITALS

    A. The Grantee, University Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Grantee ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date (as amended from time to time, the "Reorganization Agreement"), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

    B. As a condition to the willingness of the Grantee to enter into the Reorganization Agreement, the Grantee has required that the Company enter into, and in order to induce the Grantee to enter into the Reorganization Agreement, the Company has agreed to enter into, this Option Agreement.

                                   AGREEMENT

    The parties to this Option Agreement, intending to be legally bound, agree as follows:

    1. CERTAIN DEFINITIONS. Capitalized terms used but not defined in this Option Agreement shall have the meanings ascribed to such terms in the Reorganization Agreement.

    2. GRANT OF OPTION. The Company hereby grants to the Grantee an irrevocable option (the "Option") to purchase, out of the authorized but unissued Company Common Stock, a number of shares of Company Common Stock equal to up to 10% of the shares of Company Common Stock outstanding as of the date hereof (as adjusted as set forth herein, the "Option Shares"), at a price per Option Share equal to the Exercise Price. For purposes of this Option Agreement, the "Exercise Price" shall be equal to $18.46.

    3. TERM. The Option shall terminate on the earliest of the following dates (the "Termination Date"): (a) the date on which the Merger becomes effective;
(b) 180 days after the date on which the Grantee receives written notice from the Company of the occurrence of an Exercise Event (as defined in Section 4(b)); or (c) the date on which the Reorganization Agreement is validly terminated pursuant to Section 8.1 thereof, if an Exercise Event shall not have occurred on or prior to such date; PROVIDED, HOWEVER, that with respect to clause "(b)" of this sentence, if the Option cannot be exercised within such 180 day period by reason of any applicable law, regulation, order, judgment, decree or other legal impediment, then (subject to the additional limitations set forth in Section 4(d) hereof) the Termination Date shall be extended until the date 30 days after the date on which such impediment is removed. The rights and obligations set forth in Section 7 shall not terminate on the Termination Date, but shall extend to such time as is provided in that Section.

    4.  EXERCISE OF OPTION.

        (A) The Grantee may exercise the Option, in whole or in part, at any time and from time to time on or before the Termination Date following the occurrence of an Exercise Event (as defined in Section 4(b)).
    Notwithstanding the occurrence of the Termination Date, the Grantee shall be entitled to purchase those Option Shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the Termination Date.

        (B) As used herein, an "Exercise Event" shall be deemed to have occurred if:

           (I) either the Grantee or the Company shall have the right to terminate the Reorganization Agreement pursuant to Section 8.1(d) thereof and an Acquisition Proposal shall have been previously disclosed, announced, commenced, submitted or made; or

           (II) the Grantee shall have the right to terminate the Reorganization Agreement pursuant to Section 8.1(f) thereof.

        (C) In the event the Grantee wishes to exercise the Option with respect to any Option Shares, the Grantee shall send to the Company a written notice (the date of which being herein referred to as the "Notice Date") specifying: (i) the number of Option Shares the Grantee will purchase;
    (ii) the place at which such Option Shares are to be purchased; and
    (iii) the date on which such Option Shares are to be purchased, which shall not be earlier than two business days nor later than twenty business days after the Notice Date. The closing of the purchase of such Option Shares (the "Closing") shall take place at the place specified in such written notice and on the date specified in such written notice (the "Closing Date"); PROVIDED, HOWEVER, that: (A) if such purchase cannot be consummated by reason of any applicable law, regulation, order, judgment, decree or other legal impediment, the Closing Date may be extended by the Grantee to a date not more than 30 days after the date on which such impediment is removed; and (B) if prior notification to or approval of any governmental authority is required (or if any waiting period must expire or be terminated) in connection with such purchase, the Company shall promptly cause to be filed the required notice or application for approval and shall expeditiously process the same (and the Company shall cooperate with the Grantee in the filing of any such notice or application required to be filed by the Grantee and the obtaining of any such approval required to be obtained by the Grantee), and the Closing Date may be extended by the Grantee to a date not more than 30 days after the date on which any required notification has been made, approval has been obtained or waiting period has expired or been terminated.

        (D) Notwithstanding Sections 3 and 4(c), in no event shall any Closing Date be more than 12 months after the related Notice Date, and, if the Closing Date shall not have occurred within 12 months after the related Notice Date, the exercise of the Option effected on the Notice Date shall be deemed to have expired.

    5.  PAYMENT AND DELIVERY OF CERTIFICATES.

        (A) On each Closing Date, the Grantee shall pay to the Company in immediately available funds by wire transfer to a bank account designated by the Company an amount equal to the Exercise Price multiplied by the Option Shares to be purchased on such Closing Date.

        (B) At each Closing, simultaneously with the delivery of immediately available funds as provided in Section 5(a), the Company shall deliver to the Grantee a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens, security interests, charges or other encumbrances ("Encumbrances").

        (C) Certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend that shall read substantially as follows:

     THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF OCTOBER 21, 1999. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR.

    A new certificate or certificates evidencing the same number of shares of the Company Common Stock will be issued to the Grantee in lieu of the certificate bearing the above legend, and such new certificate shall not bear such legend, insofar as it applies to the Securities Act, if the Grantee shall have delivered to the Company a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

    6.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

        (A) In the event of any change in the Company Common Stock by reason of a stock divided, split-up, combination, recapitalization, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, and the Exercise Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that the Grantee shall receive upon exercise of the Option the same class and number of outstanding shares or other securities or property that Grantee would have received in respect of the Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. If any additional shares of Company Common Stock are issued after the date of this Option Agreement (other than pursuant to an event described in the first sentence of this Section 6(a)), the number of shares of Company Common Stock then remaining subject to the Option shall be adjusted so that, after such issuance of additional shares, such number of shares then remaining subject to the Option, together with any shares theretofore issued pursuant to the Option, equals 10% of the number of shares of the Company Common Stock then issued and outstanding.

        (B) If the Company shall enter into an agreement (i) to consolidate, exchange, shares or merge with any Person, other than the Grantee or one of the Grantee's subsidiaries, and, in the case of a merger, shall not be the continuing or surviving corporation, (ii) to permit any Person, other than the Grantee or one of the Grantee's subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or the shares of Company Common Stock outstanding immediately before such merger shall after such merger represent less than 50% of the common shares and common share equivalents of the Company outstanding immediately after the merger, or (iii) to sell, lease or otherwise transfer all or substantially all of its assets to any Person, other than the Grantee or one of the Grantee's subsidiaries, then, and in each such case, proper provision shall be made in the agreement governing such transactions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, become exercisable for the stock, securities, cash or other property that would have been received by the Grantee if the Grantee had exercised this Option immediately prior to such transaction or the record date for determining the stockholders entitled to participate therein, as appropriate.

        (C) The provisions of Section 7 shall apply with appropriate adjustments to any securities for which the Option becomes exercisable pursuant to this
    Section 6.

    7.  REGISTRATION RIGHTS.

        (A) The Company shall, if requested by the Grantee at any time and from time to time within two years of the first exercise of the Option (the "Registration Period"), as expeditiously as practicable, prepare, file and cause to be made effective up to two registration statements under the Securities Act if such registration is necessary or desirable in order to permit the offering, sale and delivery of any or all shares of Company Common Stock or other securities that have been acquired by or are issuable to the Grantee upon exercise of the Option in accordance with the intended method of sale or other disposition stated by the Grantee, including, at the sole discretion of the Company, a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Company shall use all reasonable efforts to qualify such shares or other securities under any applicable state securities laws. Without the Grantee's prior written consent, no other securities may be included in any such registration. The Company shall use all reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties that are required therefor and to keep such registration effective for such period not in excess of 60 days from the day such registration statement first becomes effective as may be as reasonably necessary to effect such sale or other disposition. The obligations of the Company hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 60 days in the aggregate if the Board of Directors of the Company shall have determined in good faith that the filing of such registration or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect the Company. For purposes of determining whether two requests have been made under this Section 7, only requests relating to a registration statement that has become effective under the Securities Act and pursuant to which the Grantee has disposed of all shares covered thereby in the manner contemplated therein shall be counted unless the Grantee has requested that the registration request be withdrawn.

        (B) The expenses associated with the preparation and filing of any such registration statement pursuant to this Section 7 and any sale covered thereby (including any fees related to blue sky qualifications and filing fees in respect of the National Association of Securities Dealers, Inc.) ("Registration Expenses") shall be for the account of the Company except for underwriting discounts or commissions or brokers' fees in respect to shares to be sold by the Grantee and the fees and disbursement of the Grantee's counsel; PROVIDED, HOWEVER, that the Company shall not be required to pay for any Registration Expenses with respect to such registration if the registration request is subsequently withdrawn at the request of the Grantee unless the Grantee agrees to forfeit its right to request one registration; and PROVIDED, FURTHER that, if at the time of such withdrawal the Grantee has learned of a material adverse change in the results of operations, condition (financial or other), business or prospects of the Company from that known to the Grantee at the time of its request and has withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Grantee shall not be required to pay any of such expenses and shall retain all remaining rights to request registration.

        (C) The Grantee shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If during the Registration Period the Company shall propose to register under the Securities Act the offering, sale and delivery of Company Common Stock for cash for its own account or for any other the Company of the Company pursuant to a firm underwriting, it shall, in addition to the Company's other obligations under this Section 7, allow the Grantee the right to participate in such registration provided that the Grantee participates in the underwriting; PROVIDED, HOWEVER, that, if the managing underwriter of such offering advises the Company in writing that in its opinion the number of shares of Company Common Stock requested to be included in such registration exceeds the number that can be sold in such offering, the Company shall, after fully including therein all securities to be sold by the Company, include the shares requested to be included therein by Grantee pro rata (based on the number of shares intended to be included therein) with the shares intended to be included therein by Persons other than the Company. In connection with any offering, sale and delivery of Company Common Stock pursuant to a registration statement effected pursuant to this Section 7, the Company and the Grantee shall provide each other and each underwriter of the offering with customary representations, warranties and covenants, including covenants of indemnification and contribution.

    8. PROFIT LIMITATION. If the Grantee receives proceeds in connection with any sales of Option Shares plus any dividends (or equivalent distributions) received by the Grantee declared on Option Shares, of more than the sum of (a) the amount, if any, by which (i) $16,000,000, EXCEEDS (ii) the amount of any payment received by the Grantee pursuant to Section 8.3(b) of the Reorganization Agreement, plus (b) the Exercise Price multiplied by the number of Company Shares purchased by the Grantee pursuant to the Option, then all proceeds to the Grantee in excess of such sum shall be promptly remitted in cash by the Grantee to the Company.

    9. LISTING. If at the time of the occurrence of an Exercise Event the Company Common Stock is (or any other securities subject to the Option are) then listed on The Nasdaq National Market or on any other market or exchange, the Company, upon the occurrence of an Exercise Event, shall promptly file an application to list on The Nasdaq National Market and on such other market or exchange the shares of the Company Common Stock or other securities then subject to the Option, and shall use all reasonable efforts to cause such listing application to be approved as promptly as practicable.

    10. REPLACEMENT OF AGREEMENT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option Agreement, if mutilated, the Company will execute and deliver a new Option Agreement of like tenor and date.

    11.  MISCELLANEOUS.

        (A) WAIVER. No failure on the part of any party to exercise any power, right, privilege or remedy under this Option Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Option Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Option Agreement, or any power, right, privilege or remedy under this Option Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        (B) NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Option Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

               if to the Company, to it at:
               Integrated Systems, Inc.
               201 Moffett Park Drive
               Sunnyvale, CA 94089
               Attention: Charles M. Boesenberg
               Facsimile No.: (408) 542-1959
               with a copy to:
               Fenwick & West
               2 Palo Alto Square
               Palo Alto, CA 94306
               Attention: Fred M. Greguras
                        Bill Schreiber

               Facsimile No. (650) 949-1417

               if to the Grantee, to it at:

               Wind River Systems, Inc.
               500 Wind River Way
               Alameda, CA 94501
               Attention: Richard W. Kraber
               Facsimile No.: (510) 749-2880

               with a copy to:

               Cooley Godward LLP
               Five Palo Alto Square
               3000 EL Camino Real
               Palo Alto, CA 94306-2155
               Attention: Richard E. Climan
                        Keith A. Flaum

               Facsimile No.: (650) 857-0663

        (C) ENTIRE AGREEMENT; COUNTERPARTS. This Option Agreement and the Reorganization Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Option Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

        (D) BINDING EFFECT; BENEFIT; ASSIGMENT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, but neither this Option Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Notwithstanding anything contained in this Option Agreement to the contrary, nothing in this Option Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Option Agreement.

        (E) AMENDMENT AND MODIFICATION. Subject to applicable law, this Option Agreement may be amended, modified and supplemented, or provisions hereof waived, in writing by the parties hereto in any and all respects before the Termination Date, by action taken by the respective Boards of Directors of the Company or the Grantee or by the respective officers authorized by such Boards of Directors. This Option Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        (F) FURTHER ACTIONS. Each of the parties hereto agrees that, subject to its legal obligations, it will use its reasonable efforts to do all things reasonably necessary to consummate the transactions contemplated hereby.

        (G) HEADINGS. The descriptive headings of the several Sections of this Option Agreement are inserted for convenience only, do not constitute a part of this Option Agreement and shall not affect in any way the meaning or interpretation of this Option Agreement.

        (H) APPLICABLE LAW; JURISDICTION. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Option Agreement or any of the transactions contemplated by this Option Agreement: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of California; (ii) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Northern District of California; (iii) each of the parties irrevocably waives the right to trial by jury; and (iv) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 11(b).

        (I) SEVERABILITY. If any term, provision, covenant or restriction contained in this Option Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Option Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        (J) SPECIFIC PERFORMANCE. The Company agrees that (i) in the event of any breach or threatened breach by the Company of any covenant, obligation or other provision set forth in this Option Agreement, the Grantee shall be entitled (in addition to any other remedy that may be available to them), to (A) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (B) an injunction restraining such breach or threatened breach, and (ii) neither the Grantee nor any other Person shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or proceeding.

        (K) ATTORNEYS' FEES. In any action at law or suit in equity to enforce this Option Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

        (L) NON-EXCLUSIVITY. The rights and remedies of the Grantee under this Option Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Grantee under this Option Agreement, and the obligations and liabilities of the Company under this Option Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. The covenants and obligations of the Company set forth in this Option Agreement shall be construed as independent of any other agreement or arrangement between the Company, on the one hand, and the Grantee, on the other. The existence of any claim or cause of action by the Company against the Grantee shall not constitute a defense to the enforcement of any of such covenants or obligations against the Company.

    IN WITNESS WHEREOF, the Company and the Grantee have caused this Option Agreement to be signed by their respective officers thereupon duly authorized, all as of the day and year first written above.

                                               INTEGRATED SYSTEMS, INC.:

                                               By: -----------------------------------------

                                               Name: --------------------------------------

                                               Title:
                                               ---------------------------------------

                                               WIND RIVER SYSTEMS, INC.:

                                               By: -----------------------------------------

                                               Name: --------------------------------------

                                               Title:
                                               ---------------------------------------

                                                                         ANNEX C

                                VOTING AGREEMENT

    THIS VOTING AGREEMENT is entered into as of October   , 1999, by and between
WIND RIVER SYSTEMS, INC., a Delaware corporation ("Parent"), and
("Shareholder").

                                    RECITALS

    A. Parent, University Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Integrated Systems, Inc., a California corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

    B. In order to induce Parent and Merger Sub to enter into the Reorganization Agreement, Shareholder is entering into this Voting Agreement.

                                   AGREEMENT

    The parties to this Voting Agreement, intending to be legally bound, agree as follows:

    SECTION 1.  CERTAIN DEFINITIONS

        For purposes of this Voting Agreement:

           (A) "COMPANY COMMON STOCK" shall mean the common stock, no par value, of the Company.

           (B) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Reorganization Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.

           (C) Shareholder shall be deemed to "OWN" or to have acquired "Ownership" of a security if Shareholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

           (D) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

           (E) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

           (F) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

    SECTION 2.  TRANSFER OF SUBJECT SECURITIES

        2.1  TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS
    AGREEMENT. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have:
    (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

        2.2 TRANSFER OF VOTING RIGHTS. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) except pursuant to this Voting Agreement, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities which is inconsistent with the purposes of this Voting Agreement.

    SECTION 3.  VOTING OF SHARES

        3.1 VOTING AGREEMENT. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date:

           (A) at any meeting of shareholders of the Company, however called, Shareholder shall (unless otherwise directed in writing by Parent) cause all outstanding shares of Company Common Stock that are Owned by Shareholder as of the record date fixed for such meeting to be voted in favor of the approval of the Reorganization Agreement and the approval of the principal terms of the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement; and

           (B) in the event written consents are solicited or otherwise sought from shareholders of the Company with respect to the approval of the Reorganization Agreement, with respect to the approval of the principal terms of the Merger or with respect to any of the other actions contemplated by the Reorganization Agreement, Shareholder shall (unless otherwise directed in writing by Parent) cause to be executed, with respect to all shares of Company Common Stock that are Owned by Shareholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.

           (C) This Voting Agreement is intended to bind Shareholder only with respect to the specific matters set forth herein, and shall not prohibit Shareholder from acting in accordance with his fiduciary duties as an officer or director of the Company. Shareholder will retain at all times the right to vote the Shareholder's Subject Securities, in Shareholder's sole discretion, on all matters other than those set forth in this
       Section 3.1 which are at any time or from time to time presented to the Company's shareholders generally.

        3.2  PROXY.  Contemporaneously with the execution of this Voting
    Agreement: (i) Shareholder shall deliver to Parent a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) Shareholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Shareholder.

    SECTION 4.  WAIVER OF APPRAISAL RIGHTS

    Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Shareholder or any other Person may have by virtue of the ownership of any outstanding shares of Company Common Stock or other security Owned by Shareholder.

    SECTION 5.  NO SOLICITATION

    Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall not, directly or indirectly, and Shareholder shall ensure that his Representatives (as defined in the Reorganization Agreement) do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in the Reorganization Agreement) or take any action that could reasonably be expected to lead to an Acquisition Proposal;
(ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or inquiry or indication of interest that could lead to an Acquisition Proposal; or (iii) engage in discussions with any Person with respect to any Acquisition Proposal. Shareholder shall immediately cease and discontinue, and Shareholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal. The restrictions and covenants in this Section 5 shall apply to Shareholder only in his capacity as a shareholder and not to Shareholder in his capacity as a director or officer of the Company.

    SECTION 6.  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

    Shareholder hereby represents and warrants to Parent as follows:

        6.1 AUTHORIZATION, ETC. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        6.2  NO CONFLICTS OR CONSENTS

           (A) The execution and delivery of this Voting Agreement and the Proxy by Shareholder do not, and the performance of this Voting Agreement and the Proxy by Shareholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or by which he or any of his properties is or may be bound or affected; or
       (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Shareholder is a party or by which Shareholder or any of his affiliates or properties is or may be bound or affected.

           (B) The execution and delivery of this Voting Agreement and the Proxy by Shareholder do not, and the performance of this Voting Agreement and the Proxy by Shareholder will not, require any consent or approval of any Person.

        6.3  TITLE TO SECURITIES.  As of the date of this Voting Agreement:
    (a) Shareholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Shareholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

        6.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

    SECTION 7.  MISCELLANEOUS

        7.1 FURTHER ASSURANCES. From time to time and without additional consideration, Shareholder shall (at Parent's expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Parent's expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Voting Agreement.

        7.2 EXPENSES. Except as contemplated by Section 7.1, all costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

        7.3 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, or (b) two business days after sent by courier or express delivery service or by facsimile, provided that in each case the notice or other communication is sent to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

       IF TO SHAREHOLDER:

           at the address set forth below Shareholder's signature on the signature page hereof

       IF TO PARENT:

           Wind River Systems, Inc.
           500 Wind River Way
           Alameda, CA 94501
           Attention: Richard W. Kraber
           Facsimile: (510)749-2880

        7.4 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

        7.5 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

        7.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Shareholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Shareholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

        7.7 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.7, and Shareholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        7.8 NON-EXCLUSIVITY. The rights and remedies of Parent under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Voting Agreement, and the obligations and liabilities of Shareholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Shareholder's obligations, or the rights or remedies of Parent, under any Affiliate Agreement between Parent and Shareholder; and nothing in any such Affiliate Agreement shall limit any of Shareholder's obligations, or any of the rights or remedies of Parent, under this Voting Agreement.

        7.9  GOVERNING LAW; VENUE.

           (A) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

           (B) In any action between any of the parties arising out of or relating to this Voting Agreement or any of the transactions contemplated by this Voting Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of California;
       (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Northern District of California;
       (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with
       Section 7.3.

        7.10 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        7.11 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

        7.12 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought by one party against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

        7.13 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Voting Agreement, or any power, right, privilege or remedy of Parent under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        7.14  CONSTRUCTION.

           (A) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

           (B) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

           (C) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

           (D) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

    IN WITNESS WHEREOF, Parent and Shareholder have caused this Voting Agreement to be executed as of the date first written above.

                                                       WIND RIVER SYSTEMS, INC.

                                                       By:
                                                            -----------------------------------------
                                                                           (SIGNATURE)

                                                        ---------------------------------------------
                                                                        (Print Name)

                                                       SHAREHOLDER

                                                        ---------------------------------------------
                                                                         (SIGNATURE)

                                                        ---------------------------------------------
                                                                        (Print Name)

                                                       Address:  -------------------------------------

                                                                 -------------------------------------

                                                       Facsimile:  ------------------------------------

                                   EXHIBIT A
                           FORM OF IRREVOCABLE PROXY

    The undersigned shareholder of Integrated Systems, Inc., a California corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Richard W. Kraber, Marla Ann Stark and Wind River Systems, Inc., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights on the matters referred to in the third paragraph of this proxy with respect to
(i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire record ownership of on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

    This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Merger Sub and the Company (the "Reorganization Agreement"). The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the effective time of the merger contemplated thereby (the "Merger") at any meeting of the shareholders of the Company, however called, or in connection with any solicitation of written consents from shareholders of the Company, in favor of the approval of the Reorganization Agreement and the approval of the principal terms of the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement.

    The undersigned may vote the Shares on all other matters.

    This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

    If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

    This proxy shall terminate upon the earlier of the valid termination of the Reorganization Agreement or the effective time of the Merger.

Dated: October   , 1999.                               ---------------------------------------------
                                                                        (SIGNATURE)

                                                       ---------------------------------------------
                                                                        (Print Name)

                                                       NUMBER OF SHARES OF COMMON STOCK OF THE
                                                       COMPANY OWNED OF RECORD AS OF THE DATE OF THIS
                                                       PROXY:

                                                       ---------------------------------------------

                                VOTING AGREEMENT

    THIS VOTING AGREEMENT is entered into as of October   , 1999, by and between
Integrated Systems, Inc., a California corporation (the "Company"), and
            ("Stockholder").

                                    RECITALS

    A. Wind River Systems, Inc. ("Parent"), University Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company, are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

    B. In order to induce the Company to enter into the Reorganization Agreement, Stockholder is entering into this Voting Agreement.

                                   AGREEMENT

    The parties to this Voting Agreement, intending to be legally bound, agree as follows:

    SECTION 1.  CERTAIN DEFINITIONS

        For purposes of this Voting Agreement:

        (A) "PARENT COMMON STOCK" shall mean the common stock, par value $.001 per share, of Parent.

        (B) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Reorganization Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.

        (C) Stockholder shall be deemed to "OWN" or to have acquired "Ownership" of a security if Stockholder: (i) is the record owner of such security; or
    (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

        (D) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

        (E) "SUBJECT SECURITIES" shall mean: (i) all securities of Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

        (F) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

    SECTION 2.  TRANSFER OF SUBJECT SECURITIES

        2.1  TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS
    AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have:
    (a) executed a counterpart of this Voting

    Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as the Company may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

        2.2 TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) except pursuant to this Voting Agreement, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities which is inconsistent with the purposes of this Voting Agreement.

    SECTION 3.  VOTING OF SHARES

        3.1 VOTING AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date:

           (A) at any meeting of Stockholders of Parent, however called, Stockholder shall (unless otherwise directed in writing by the Company) cause all outstanding shares of Parent Common Stock that are Owned by Stockholder as of the record date fixed for such meeting to be voted in favor of the issuance of Parent Common Stock in the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement; and

           (B) in the event written consents are solicited or otherwise sought from stockholders of Parent with respect to the approval of the Reorganization Agreement, with respect to the approval of the issuance of Parent Common Stock in the Merger or with respect to any of the other actions contemplated by the Reorganization Agreement, Stockholder shall (unless otherwise directed in writing by the Company) cause to be executed, with respect to all shares of Parent Common Stock that are Owned by Stockholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.

           (C) This Voting Agreement is intended to bind Stockholder only with respect to the specific matters set forth herein, and shall not prohibit Stockholder from acting in accordance with his fiduciary duties as an officer or director of Parent. Stockholder will retain at all times the right to vote the Stockholder's Subject Securities, in Stockholder's sole discretion, on all matters other than those set forth in this Section 3.1 which are at any time or from time to time presented to Parent's stockholders generally.

        3.2  PROXY.  Contemporaneously with the execution of this Voting
    Agreement: (i) Stockholder shall deliver to the Company a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) Stockholder shall cause to be delivered to the Company an additional proxy (in the form attached hereto as Exhibit
    A) executed on behalf of the record owner of any outstanding shares of Parent Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.

    SECTION 4.  WAIVER OF APPRAISAL RIGHTS

    Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of the ownership of any outstanding shares of Parent Common Stock or other security Owned by Stockholder.

    SECTION 5.  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

    Stockholder hereby represents and warrants to the Company as follows:

        5.1 AUTHORIZATION, ETC. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

        5.2  NO CONFLICTS OR CONSENTS

           (A) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or
       (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

           (B) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

        5.3 TITLE TO SECURITIES. As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Parent Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Parent Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of Parent set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of Parent, other than the shares and options, warrants and other rights set forth on the signature page hereof.

        5.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

    SECTION 6.  MISCELLANEOUS

        6.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder shall (at the Company's expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at the Company's expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Voting Agreement.

        6.2 EXPENSES. Except as contemplated by Section 6.1, all costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

        6.3 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, or (b) two business days after sent by courier or express delivery service or by facsimile, provided that in each case the notice or other communication is sent to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

       IF TO STOCKHOLDER:

           at the address set forth below Stockholder's signature on the signature page hereof

       IF TO THE COMPANY:

           Integrated Systems, Inc.
           201 Moffett Park Drive
           Sunnyvale, CA 94089
           Attention: Charles M. Boesenberg
           Facsimile: (408) 542-1959

        6.4 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

        6.5 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

        6.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred.

    Nothing in this Voting Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

        6.7 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and
    (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.7, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        6.8 NON-EXCLUSIVITY. The rights and remedies of the Company under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Company under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

        6.9  GOVERNING LAW; VENUE.

           (A) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

           (B) In any action between any of the parties arising out of or relating to this Voting Agreement or any of the transactions contemplated by this Voting Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of California;
       (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Northern District of California;
       (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with
       Section 6.3.

        6.10 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        6.11 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

        6.12 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought by one party against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

        6.13 WAIVER. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Voting Agreement, or any power, right, privilege or remedy of the Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        6.14  CONSTRUCTION.

           (A) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

           (B) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

           (C) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

           (D) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

    IN WITNESS WHEREOF, the Company and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

                                                       INTEGRATED SYSTEMS, INC.

                                                       By:
                                                            -----------------------------------------
                                                                           (SIGNATURE)

                                                        ---------------------------------------------
                                                                        (Print Name)

                                                       STOCKHOLDER

                                                        ---------------------------------------------
                                                                         (SIGNATURE)

                                                        ---------------------------------------------
                                                                        (Print Name)

                                                       Address:  -------------------------------------

                                                                 -------------------------------------

                                                       Facsimile:  ------------------------------------

                                   EXHIBIT A
                           FORM OF IRREVOCABLE PROXY

    The undersigned Stockholder of Wind River Systems, Inc., a Delaware corporation ("Parent") hereby irrevocably (to the fullest extent permitted by
law) appoints and constitutes             and Integrated Systems, Inc., a
California corporation (the "Company"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights on the matters referred to in the third paragraph of this proxy with respect to (i) the outstanding shares of capital stock of Parent owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and
(ii) any and all other shares of capital stock of Parent which the undersigned may acquire record ownership of on or after the date hereof. (The shares of the capital stock of Parent referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

    This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between the Company and the undersigned (the "Voting Agreement"), and is granted in consideration of the Company entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Merger Sub and the Company (the "Reorganization Agreement").

    The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the effective time of the merger contemplated thereby (the "Merger") at any meeting of the stockholders of Parent, however called, or in connection with any solicitation of written consents from stockholders of Parent, in favor of the approval of the issuance of shares of Parent Common Stock in the Merger, and in favor of each of the other actions contemplated by the Reorganization Agreement.

    The undersigned may vote the Shares on all other matters.

    This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

    If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

    This proxy shall terminate upon the earlier of the valid termination of the Reorganization Agreement or the effective time of the Merger.

Dated: October   , 1999.                               ---------------------------------------------
                                                                        (SIGNATURE)

                                                       ---------------------------------------------
                                                                        (Print Name)

                                                       NUMBER OF SHARES OF COMMON STOCK OF PARENT
                                                       OWNED OF RECORD AS OF THE DATE OF THIS PROXY:

                                                       ---------------------------------------------

                                                                         ANNEX D

                    [CREDIT SUISSE FIRST BOSTON LETTERHEAD]

October 21, 1999

Board of Directors
Wind River Systems, Inc.
500 Wind River Way
Alameda, CA 94501

Dear Sirs:

    You have asked us to advise you with respect to the fairness to Wind River Systems, Inc. (the "Acquiror") from a financial point of view of the Exchange Ratio (as defined below) as provided by the Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999 (the "Merger Agreement"), among the Acquiror, Integrated Systems, Inc. (the "Company"), and University Acquisition Corp. (the "Merger Sub"). The Merger Agreement provides for the merger (the "Merger") of the Company with the Merger Sub pursuant to which the Company will become a wholly-owned subsidiary of the Acquiror and each outstanding share of common stock, no par value (the "Company Common Stock"), of the Company (other than such shares held by the Company, the Acquiror, the Merger Sub or their respective subsidiaries) will be converted into 0.920 (the "Exchange Ratio") of a share of common stock, par value $0.001 per share (the "Acquiror Common Stock"), of the Acquiror.

    In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company and the Acquiror, as well as the Merger Agreement. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and the Acquiror, and have met with the Company's and the Acquiror's management to discuss the business and prospects of the Company and the Acquiror. We have also relied upon the views of the Acquiror's and the Company's management concerning the business, operational and strategic benefits and implications of the Merger, including financial information provided to us by the Company and the Acquiror relating to the synergistic values and operating cost savings expected to be achieved through the combination of the operations of the Acquiror and the Company. We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other publicly held companies in businesses we deemed to be similar to those of the Company and the Acquiror. We have also considered the financial terms, to the extent publicly available, of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

    In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and the Acquiror's management as to the future financial performance of the Company and the Acquiror, respectively, and as to the cost savings and other potential synergies (including the amount, timing and achievability thereof) anticipated to result from the Merger. You also have informed us, and we have assumed, that the Merger will be treated as a tax-free reorganization for federal income tax purposes and accounted for as a pooling-of-interests in accordance with generally accepted accounting principles. In addition, we have assumed, with your consent, that in the course of obtaining necessary regulatory approvals in connection with the Merger, no delay or restriction will be imposed that will have a material adverse effect on the expected benefits of the Merger. In addition, we have not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of the Acquiror Common Stock actually will be when issued to the Company's stockholders pursuant to the Merger or the prices at which such Acquiror Common Stock will trade subsequent to Merger.

    We have acted as financial advisor to the Acquiror in connection with the Merger and will receive a fee for our services, a portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion.

    In the ordinary course of our business, we and our affiliates may actively trade the debt and equity securities of both the Company and the Acquiror for their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    It is understood that this letter is for the information of the Board of Directors of the Acquiror in connection with its consideration of the Merger and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without our prior written consent.

    Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to the Acquiror from a financial point of view.

Very truly yours,
CREDIT SUISSE FIRST BOSTON CORPORATION

By: /s/ GEORGE BOUTROS
   ------------------------------------------
   George Boutros
   MANAGING DIRECTOR

                                                                         ANNEX E

                       [HAMBRECHT & QUIST LLC LETTERHEAD]

October 21, 1999

Confidential
----------

The Board of Directors
Integrated Systems, Inc.
201 Moffett Park Drive
Sunnyvale, CA 94089-1322

Ladies and Gentlemen:

    You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of common stock (the "Common Stock") of Integrated Systems, Inc. ("Integrated Systems" or the "Company") of the consideration to be received by such shareholders in connection with the proposed merger of University Acquisition Corp ("Merger Sub"), a wholly owned subsidiary of Wind River Systems, Inc. ("Wind" or "Acquirer"), with and into Integrated Systems (the "Proposed Transaction") pursuant to the Agreement and Plan of Merger to be dated as of October 21, 1999, among Wind, Merger Sub, and the Company (the "Agreement").

    We understand that the terms of the Agreement provide, among other things, that each issued and outstanding share of Common Stock shall be converted into the right to receive 0.92 shares of common stock of Wind, as more fully set forth in the Agreement. For purposes of this opinion, we have assumed that the Proposed Transaction will qualify as a tax-free reorganization under the United States Internal Revenue Code for the shareholders of the Company and that the Proposed Transaction will be accounted for as a pooling of interests.

    Hambrecht & Quist LLC ("Hambrecht & Quist"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have acted as a financial advisor to the Board of Directors of the Company in connection with the Proposed Transaction, and we will receive a fee for our services, which include the rendering of this opinion.

    In the past, we have provided investment banking and other financial advisory services to the Company and Wind, and have received fees for rendering these services. H&Q lead-managed the Company's 1996 equity follow-on offering and co-managed Wind's 1996 equity follow-on offering. In the ordinary course of business, Hambrecht & Quist acts as a market maker and broker in the publicly traded securities of the Company and Wind, and receives customary compensation in connection therewith, and also provides research coverage for the Company and Wind. In the ordinary course of business, Hambrecht & Quist actively trades in the equity and derivative securities of the Company and Wind for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Hambrecht & Quist may in the future provide additional investment banking or other financial advisory services to the Company and Wind.

                                     [LOGO]

    In connection with our review of the Proposed Transaction, and in arriving at our opinion, we have, among other things:

    (i) reviewed the publicly available consolidated financial statements of Wind for recent years, interim periods to date including certain projections, and certain other relevant financial and operating data of Wind (including its capital structure) made available to us from published sources;

    (ii) discussed the business, financial condition and prospects of Wind with certain members of senior management;

   (iii) reviewed the publicly available consolidated financial statements of the Company for recent years, interim periods to date including certain projections, and certain other relevant financial and operating data of the Company made available to us from published sources;

    (iv) discussed the business, financial condition and prospects of the Company with certain members of senior management;

    (v) reviewed the recent reported prices and trading activity for the common stocks of Wind and the Company and compared such information and certain financial information for Wind the Company with similar information for certain other companies engaged in businesses we consider comparable;

    (vi) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

   (vii) reviewed a draft of the Agreement dated October 13, 1999; and

  (viii) performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as we deemed relevant.

    In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all of the information concerning Wind or the Company considered in connection with our review of the Proposed Transaction, and we have not assumed any responsibility for independent verification of such information. We have not prepared any independent valuation or appraisal of any of the assets or liabilities of Wind or the Company, nor have we conducted a physical inspection of the properties and facilities of either company. With respect to the financial forecasts and projections made available to us and used in our analysis, we have assumed that they reflect the best currently available estimates and judgments of the expected future financial performance of Wind and the Company. For purposes of this opinion, we have assumed that neither Wind nor the Company is a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the Proposed Transaction and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this letter and any change in such conditions would require a reevaluation of this opinion. We express no opinion as to the price at which Wind common stock will trade subsequent to the Effective Time (as defined in the Agreement). In rendering this opinion, we have assumed that the proposed merger will be consummated substantially on the terms discussed in the Agreement, without any waiver of any material terms or conditions by any party thereto. We were not requested to, and did not, solicit indications of interest from any other parties in connection with a possible acquisition of, or business combination with, the Company.

    It is understood that this letter is for the information of the Board of Directors and may not be used for any other purpose without our prior written consent; provided, however, that this letter may be reproduced in full in the Proxy Statement/Prospectus. This letter does not constitute a recommendation to any stockholder as to how such stockholder should vote on the Proposed Transaction. Based upon and subject to the foregoing and after considering such other matters as we deem relevant, we are of the opinion that as of the date hereof the consideration to be received by the holders of the Common Stock in the Proposed Transaction is fair from a financial point of view. We express no opinion, however, as to the adequacy of any consideration received in the Proposed Transaction by Wind or any of its affiliates.

Very truly yours,
HAMBRECHT & QUIST LLC

By /s/ PAUL B. CLEVELAND
   -----------------------------------------
   Paul B. Cleveland
   MANAGING DIRECTOR

                                                                         ANNEX F

                                   CHAPTER 13
                               DISSENTERS' RIGHTS

RIGHT TO REQUIRE PURCHASE--"DISSENTING SHARES" AND "DISSENTING SHAREHOLDER" DEFINED. SECTION1300.
DEMAND FOR PURCHASE. SECTION1301.
ENDORSEMENT OF SHARES. SECTION1302.
AGREED PRICE--TIME FOR PAYMENT. SECTION1303
DISSENTER'S ACTION TO ENFORCE PAYMENT. SECTION1304.
APPRAISERS' REPORT--PAYMENT--COSTS. SECTION1305.
DISSENTING SHAREHOLDER'S STATUS AS CREDITOR. SECTION1306.
DIVIDENDS PAID AS CREDIT AGAINST PAYMENT. SECTION1307.
CONTINUING RIGHTS AND PRIVILEGES OF DISSENTING SHAREHOLDERS. SECTION1308. TERMINATION OF DISSENTING SHAREHOLDER STATUS. SECTION1309.
SUSPENSION OF PROCEEDINGS FOR PAYMENT PENDING LITIGATION. SECTION1310. EXEMPT SHARES. SECTION1311.
ATTACKING VALIDITY OF REORGANIZATION OR MERGER. SECTION1312.

SECTION 1300. RIGHT TO REQUIRE PURCHASE--"DISSENTING SHARES" AND "DISSENTING SHAREHOLDER" DEFINED.

    (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision
(e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split or share dividend which becomes effective thereafter.

    (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

        (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of
    Section 25100 or (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

        (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or
    (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph
    (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

        (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

        (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

    (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

SECTION 1301. DEMAND FOR PURCHASE.

    (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of
Section 1300, unless they lose their status as dissenting shares under
Section 1309.

    (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

    (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

SECTION 1302. ENDORSEMENT OF SHARES.

    Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificate securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

SECTION 1303. AGREED PRICE--TIME FOR PAYMENT.

    (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

    (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement. Leg.H. 1975 ch. 682, effective
January 1, 1977, 1980 ch. 501, 1986 ch. 766.

SECTION 1304. DISSENTER'S ACTION TO ENFORCE PAYMENT.

    (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

    (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

    (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

SECTION 1305. APPRAISERS' REPORT--PAYMENT--COSTS.

    (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

    (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

    (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

    (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

    (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of
Section 1301).

SECTION 1306. DISSENTING SHAREHOLDER'S STATUS AS CREDITOR.

    To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

SECTION 1307. DIVIDENDS PAID AS CREDIT AGAINST PAYMENT.

    Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

SECTION 1308. CONTINUING RIGHTS AND PRIVILEGES OF DISSENTING SHAREHOLDERS.

    Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

SECTION 1309. TERMINATION OF DISSENTING SHAREHOLDER STATUS.

    Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

        (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

        (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

        (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision
    (i) of Section 1110 was mailed to the shareholder.

        (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

SECTION 1310. SUSPENSION OF PROCEEDINGS FOR PAYMENT PENDING LITIGATION.

    If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under
Section 1304 and 1305 shall be suspended until final determination of such litigation.

SECTION 1311. EXEMPT SHARES.

    This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

SECTION 1312. ATTACKING VALIDITY OF REORGANIZATION OR MERGER.

    (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

    (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

    (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

                        INTEGRATED SYSTEMS, INC.

               PROXY SOLICITED BY THE BOARD OF DIRECTORS
                FOR THE SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON FEBRUARY 15, 2000


     The undersigned hereby appoints Narendra K. Gupta and Charles M. Boesenberg, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Integrated Systems, Inc., a California corporation, which the undersigned may be entitled to vote at the Special Meeting of Shareholders of Integrated Systems, Inc. to be held at 201 Moffett Park Drive, Sunnyvale, California on Tuesday, February 15, 2000 at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE JOINT PROXY
STATEMENT/PROSPECTUS. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

          (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)
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

                                                               Please mark  /X/
                                                              your votes as
                                                              indicated in
                                                              this example

             MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1: To approve the principal terms of the merger     FOR AGAINST ABSTAIN
            contemplated by the Agreement and Plan of         / /   / /    / /
            Merger and Reorganization, dated as of
            October 21, 1999, among Wind River Systems,
            Inc., University Acquisition Corp., a
            Delaware corporation and a wholly owned
            subsidiary of Wind River, and Integrated
            Systems, Inc.


                                              PLEASE SIGN EXACTLY AS YOUR
                                              NAME APPEARS HEREON. IF THE
                                -------       STOCK IS REGISTERED IN THE
                                      |       NAMES OF TWO OR MORE PERSONS,
                                      |       EACH SHOULD SIGN. EXECUTORS,
                                              ADMINISTRATORS, TRUSTEES,
                                              GUARDIANS AND ATTORNEYS-IN-FACT
                                              SHOULD ADD THEIR TITLES. IF
                                              SIGNER IS A CORPORATION, PLEASE
                                              GIVE FULL CORPORATE NAME AND
                                              HAVE A DULY AUTHORIZED OFFICER
                                              SIGN, STATING TITLE. IF SIGNER
                                              IS A PARTNERSHIP, PLEASE SIGN
                                              IN PARTNERSHIP NAME BY AUTHORIZED
                                              PERSON.



           Signature(s)____________________________________ Dated _____________
                     PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE
                        ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF
                                MAILED IN THE UNITED STATES.
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